File No. 333-112114     CIK #1246618

                       SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                 POST-EFFECTIVE
                                 AMENDMENT NO. 3
                                   TO FORM S-6

              For Registration under the Securities Act of 1933 of
               Securities of Unit Investment Trusts Registered on
                                   Form N-8B-2

                  Van Kampen Unit Trusts, Municipal Series 482
                              (Exact Name of Trust)

                              VAN KAMPEN FUNDS INC.
                            (Exact Name of Depositor)

                           1221 Avenue of the Americas
                            New York, New York 10020
          (Complete address of Depositor's principal executive offices)

  VAN KAMPEN FUNDS INC.                               CHAPMAN AND CUTLER LLP
  Attention: Amy R. Doberman                          Attention: Mark J. Kneedy
  1221 Avenue of the Americas                         111 West Monroe Street
  New York, New York 10020                            Chicago, Illinois 60603

               (Name and complete address of agents for service)

     ( X ) Check if it is proposed that this filing will become effective on May 23, 2007 pursuant to paragraph (b) of Rule 485.


                             Van Kampen Unit Trusts,
                              Municipal Series 482

IM-IT Limited Maturity/93                                     Missouri IM-IT/120

--------------------------------------------------------------------------------
                               PROSPECTUS PART ONE

    NOTE: Part I of this Prospectus may not be distributed unless accompanied by Part II.
        Please retain both parts of this Prospectus for future reference.
--------------------------------------------------------------------------------

                                    THE FUND
   This series of Van Kampen Unit Trusts, Municipal Series (the "Fund") consists of underlying separate unit investment trusts described above. Each Trust consists of an insured portfolio of interest-bearing obligations (the "Bonds" or "Securities") issued by or on behalf of municipalities and other governmental authorities, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authority, exempt from all Federal income taxes under existing law. In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes, when held by residents of the state where the issuers of Bonds in such Trust are located.

                              PUBLIC OFFERING PRICE
   The Public Offering Price of the Units of each Trust includes the aggregate bid price of the Securities in such Trust, an applicable sales charge, cash, if any, in the Principal Account held or owned by such Trust, and accrued interest, if any. See "Summary of Essential Financial Information".

                     ESTIMATED CURRENT AND LONG-TERM RETURNS
   Estimated Current and Long-Term Returns to Unitholders are indicated under "Summary of Essential Financial Information". The methods of calculating Estimated Current Returns and Estimated Long-Term Return are set forth in Part II of this Prospectus.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                   The Date of this Prospectus is May 23, 2007


                                   Van Kampen


       VAN KAMPEN
       INVESTMENTS

                  VAN KAMPEN UNIT TRUSTS, MUNICIPAL SERIES 482
                   Summary of Essential Financial Information
                              As of March 21, 2007
                         Sponsor: Van Kampen Funds Inc.
            Evaluator: Standard & Poor's Securities Evaluations, Inc.
                   Supervisor: Van Kampen Asset Management (4)
                          Trustee: The Bank of New York

   The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions. Unitholders choosing a different distribution plan (if available) will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plan.

                                                                                              IM-IT
                                                                                             Limited         Missouri
                                                                                            Maturity           IM-IT
                                                                                              Trust            Trust
                                                                                        ---------------   --------------
General Information
Principal Amount (Par Value) of Securities...........................................   $     3,495,000   $    2,760,000
Number of Units......................................................................             3,528            3,023
Fractional Undivided Interest in Trust per Unit......................................           1/3,528          1/3,023
Public Offering Price:
      Aggregate Bid Price of Securities in Portfolio.................................   $  3,490,889.75   $ 2,880,401.00
      Aggregate Bid Price of Securities per Unit.....................................   $        989.48   $       952.83
      Sales charge 4.602% (4.40% of Public Offering Price excluding principal cash)
      for the IM-IT Limited Maturity Trust and 4.931% (4.70% of Public Offering Price
      excluding principal cash) for the Missouri IM-IT Trust.........................   $         45.54   $        46.99
      Principal Cash per Unit........................................................   $          1.40   $          .01
      Public Offering Price per Unit (1).............................................   $      1,036.42   $       999.83
Redemption Price per Unit............................................................   $        990.88   $       952.84
Excess of Public Offering Price per Unit over Redemption Price per Unit..............   $         45.54   $        46.99
Minimum Value of the Trust under which Trust Agreement may be terminated.............   $  1,000,000.00   $   576,000.00
Annual Premium on Portfolio Insurance................................................   $            --   $           --
Evaluator's Annual Evaluation Fee (3)................................................   $         1,463   $        1,000
Special Information
Calculation of Estimated Net Annual Unit Income:
      Estimated Annual Interest Income per Unit......................................   $         40.39   $        44.13
      Less: Estimated Annual Expense excluding Insurance.............................   $          2.56   $         2.65
      Less: Annual Premium on Portfolio Insurance....................................   $            --   $           --
      Estimated Net Annual Interest Income per Unit..................................   $         37.83   $   41.48
Calculation of Estimated Interest Earnings per Unit:
      Estimated Net Annual Interest Income...........................................   $         37.83   $   41.48
      Divided by 12..................................................................   $          3.15   $   3.46
Estimated Daily Rate of Net Interest Accrual per Unit................................   $        .10509   $       .11524
Estimated Current Return Based on Public Offering Price (2)..........................              3.66%            4.15%
Estimated Long-Term Return (2).......................................................              3.32%            3.38%

--------------------------------------------------------------------------------
   (1)  Plus accrued interest to the date of settlement (three business days after purchase) of $1.68 and $1.84 for the IM-IT Limited Maturity and
        Missouri IM-IT Trusts, respectively.
   (2)  The Estimated Current Returns and Estimated Long-Term Returns are
        described under "Estimated Current and Long-Term Returns" in Part II.
   (3)  Notwithstanding information to the contrary in Part II of this
        Prospectus, as compensation for its services, the Evaluator shall receive a fee of $.36 per $1,000 principal amount of Bonds per Trust annually. This fee may be adjusted for increases in consumer prices for services under the category "All Services Less Rent of Shelter" in the
        Consumer Price Index.
   (4)  Notwithstanding anything to the contrary in Prospectus Part II, the
        Supervisor is Van Kampen Asset Management.

             Summary of Essential Financial Information (continued)

   Evaluations for purpose of sales, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange on days such Exchange is open next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York of Units tendered for redemption.

Minimum Principal Distribution...........  $1.00 per Unit
Date of Deposit..........................  February 5, 2004
Supervisor's Annual Supervisory Fee......  Maximum of $.25 per Unit
Sponsor's Annual Bookkeeping
   and Administrative Services Fee.......  Maximum of $.15 per Unit


Record and Computation Dates.............  TENTH day of the month as follows:
                    monthly - each month; semi-annual - June and December for the IM-IT Limited Maturity Trust and January and July for the Missouri IM-IT Trust.

Distribution Dates.......................  TWENTY-FIFTH day of the month as follows: monthly - each month; semi-annual - June and December for the IM-IT Limited Maturity Trust and January and July for the Missouri IM-IT Trust.

Trustee's Annual Fee.....................  $.91 and $.51 per $1,000 principal amount of Bonds respectively, for those portions of the Trusts under the monthly and semi-annual distribution plans.

--------------------------------------------------------------------------------
                                    PORTFOLIO
   As of January 31, 2007, the Insured Municipals Income Trust, Limited Maturity Series 93 consists of 15 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows:
Certificate of Participation, 1 (5%); General Obligation, 12 (74%); General Purpose, 1 (7%) and Water and Sewer, 1 (14%). The portfolio consists of 15 Bond issues in 8 states and the District of Columbia. See "Portfolio" herein.

   As of January 31, 2007, the Missouri Insured Municipals Income Trust, Series 120 consists of 9 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows:
Certificate of Participation, 1 (3%); General Purpose, 1 (4%); Health Care, 1 (13%); Higher Education, 2 (20%); Public Building, 1 (18%); Public Education, 1 (9%) and Transportation, 2 (33%). See "Portfolio" herein.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Unitholders of Van Kampen Unit Trusts, Municipal Series 482:
   We have audited the accompanying statements of condition (including the analyses of net assets and the related portfolio schedules) of Van Kampen Unit Trusts, Municipal Series 482 (IM-IT Limited Maturity and Missouri IM-IT Trusts) as of January 31, 2007, and the related statements of operations and changes in net assets for the period from February 5, 2004 (date of deposit) through January 31, 2005 and for the years ended January 31, 2006 and 2007. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.
   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Trust is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of obligations owned at January 31, 2007 by correspondence with the Trustee. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Van Kampen Unit Trusts, Municipal Series 482 (IM-IT Limited Maturity and Missouri IM-IT Trusts) as of January 31, 2007, and the results of its operations and changes in net assets for the period from February 5, 2004 (date of deposit) through January 31, 2005 and for the years ended January 31, 2006 and 2007, in conformity with accounting principles generally accepted in the United States of America.

                                                              GRANT THORNTON LLP

   New York, New York
   May 16, 2007

                  VAN KAMPEN UNIT TRUSTS, MUNICIPAL SERIES 482
                             Statements of Condition
                                January 31, 2007
                                                                                                  IM-IT
                                                                                                 Limited      Missouri
                                                                                                Maturity        IM-IT
                                                                                                  Trust         Trust
                                                                                               -----------  -----------
   Trust property
      Cash  ................................................................................   $        --  $        --
      Tax-exempt securities at market value, (cost $3,454,073 and $2,855,781, respectively)
         (note 1) ..........................................................................     3,446,330    2,851,006
      Accrued interest......................................................................        48,518       36,009
      Receivable for securities sold........................................................            --           --
                                                                                               -----------  -----------
                                                                                               $ 3,494,848  $ 2,887,015
                                                                                               ===========  ===========
   Liabilities and interest to Unitholders
      Cash overdraft........................................................................   $    30,865  $    25,155
      Redemptions payable...................................................................            --           --
      Interest to Unitholders...............................................................     3,463,983    2,861,860
                                                                                               -----------  -----------
                                                                                               $ 3,494,848  $ 2,887,015
                                                                                               ===========  ===========

                             Analyses of Net Assets

   Interest of Unitholders (3,528 and 3,023 Units, respectively of fractional undivided interest outstanding)
      Cost to original investors of 5,000 and 3,136 Units, respectively (note 1)............   $ 5,186,050  $ 3,136,000
         Less initial underwriting commission (note 3)......................................       202,233      153,654
                                                                                               -----------  -----------
                                                                                                 4,983,817    2,982,346
         Less redemption of Units (1,472 and 113 Units, respectively).......................     1,444,649      106,995
                                                                                               -----------  -----------
                                                                                                 3,539,168    2,875,351
      Undistributed net investment income
         Net investment income..............................................................       496,240      386,674
         Less distributions to Unitholders..................................................       483,534      375,848
                                                                                               -----------  -----------
                                                                                                    12,706       10,826
      Realized gain (loss) on Bond sale or redemption.......................................       (33,850)      (2,581)
      Unrealized appreciation (depreciation) of Bonds (note 2)..............................        (7,743)      (4,775)
      Distributions to Unitholders of Bond sale or redemption proceeds......................       (46,298)     (16,961)
                                                                                               -----------  -----------
            Net asset value to Unitholders..................................................   $ 3,463,983  $ 2,861,860
                                                                                               ===========  ===========
   Net asset value per Unit (Units outstanding of 3,528 and 3,023, respectively)............   $    981.85  $    946.70
                                                                                               ===========  ===========

   The accompanying notes are an integral part of these financial statements.

           INSURED MUNICIPALS INCOME TRUST, LIMITED MATURITY SERIES 93
                            Statements of Operations
   Period from February 5, 2004 (date of deposit) through January 31, 2005 and for the years ended January 31, 2006 and 2007
                                                                                     2005         2006         2007
                                                                                 ------------  ------------ -----------
   Investment income
      Interest income..........................................................   $   188,018  $   174,958  $   155,360
      Expenses
         Trustee fees and expenses.............................................         2,255        7,096        6,048
         Evaluator fees........................................................         1,636        1,647        1,463
         Insurance expense.....................................................            --           --           --
         Supervisory fees......................................................           587          715          649
                                                                                 ------------  ------------ -----------
            Total expenses.....................................................         4,478        9,458        8,160
                                                                                 ------------  ------------ -----------
         Net investment income.................................................       183,540      165,500      147,200
   Realized gain (loss) from Bond sale or redemption
      Proceeds.................................................................       434,823      545,344      515,727
      Cost.....................................................................       451,726      558,716      519,302
                                                                                 ------------  ------------ -----------
         Realized gain (loss)..................................................       (16,903)     (13,372)      (3,575)
   Net change in unrealized appreciation (depreciation) of Bonds...............        68,304      (84,109)       8,062
                                                                                 ------------  ------------ -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS....................................................   $   234,941  $    68,019  $   151,687
                                                                                 ============  ============ ===========

                       Statements of Changes in Net Assets
    Period from February 5, 2004 (date of deposit) through January 31, 2005 and for the years ended January 31, 2006 and 2007

                                                                                     2005         2006         2007
                                                                                 ------------  ------------ -----------
   Increase (decrease) in net assets Operations:
      Net investment income....................................................   $   183,540  $   165,500  $   147,200
      Realized gain (loss) on Bond sale or redemption..........................       (16,903)     (13,372)      (3,575)
      Net change in unrealized appreciation (depreciation) of Bonds............        68,304      (84,109)       8,062
                                                                                 ------------  ------------ -----------
         Net increase (decrease) in net assets resulting from operations.......       234,941       68,019      151,687
   Distributions to Unitholders from:
      Net investment income....................................................      (168,700)    (166,414)    (148,420)
      Bonds sale or redemption proceeds........................................        (7,334)     (14,749)     (24,215)
      Redemption of Units......................................................      (505,587)    (450,875)    (488,187)
                                                                                 ------------  ------------ -----------
         Total increase (decrease).............................................      (446,680)    (564,019)    (509,135)
   Net asset value to Unitholders
      Beginning of period......................................................     4,983,817    4,537,137    3,973,118
                                                                                 ------------  ------------ -----------
      End of period (including undistributed net investment income of
         $14,840, $13,926 and $12,706, respectively)...........................   $ 4,537,137  $ 3,973,118  $ 3,463,983
                                                                                 ============  ============ ===========


   The accompanying notes are an integral part of these financial statements.

              MISSOURI INSURED MUNICIPALS INCOME TRUST, SERIES 120
                            Statements of Operations
   Period from February 5, 2004 (date of deposit) through January 31, 2005 and for the years ended January 31, 2006 and 2007
                                                                                     2005         2006         2007
                                                                                 ------------  ------------ -----------
   Investment income
      Interest income..........................................................   $   135,521  $   135,257  $   133,927
      Expenses
         Trustee fees and expenses.............................................         3,437        5,425        4,861
         Evaluator fees........................................................           942        1,028        1,000
         Insurance expense.....................................................            --           --           --
         Supervisory fees......................................................           368          486          484
                                                                                 ------------  ------------ -----------
            Total expenses.....................................................         4,747        6,939        6,345
                                                                                 ------------  ------------ -----------
         Net investment income.................................................       130,774      128,318      127,582
   Realized gain (loss) from Bond sale or redemption
      Proceeds.................................................................        25,908       67,970       30,107
      Cost.....................................................................        26,368       68,557       31,641
                                                                                 ------------  ------------ -----------
         Realized gain (loss)..................................................          (460)        (587)      (1,534)
   Net change in unrealized appreciation (depreciation) of Bonds...............         3,645      (28,816)      20,396
                                                                                 ------------  ------------ -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS....................................................   $   133,959  $    98,915  $   146,444
                                                                                 ============  ============ ===========

                       Statements of Changes in Net Assets
     Period from February 5, 2004 (date of deposit) through January 31, 2005 and for the years ended January 31, 2006 and 2007

                                                                                     2005         2006         2007
                                                                                 ------------  ------------ -----------
   Increase (decrease) in net assets Operations:
      Net investment income....................................................   $   130,774  $   128,318  $   127,582
      Realized gain (loss) on Bond sale or redemption..........................          (460)        (587)      (1,534)
      Net change in unrealized appreciation (depreciation) of Bonds............         3,645      (28,816)      20,396
                                                                                 ------------  ------------ -----------
         Net increase (decrease) in net assets resulting from operations.......       133,959       98,915      146,444
   Distributions to Unitholders from:
      Net investment income....................................................      (121,054)    (127,903)    (126,891)
      Bonds sale or redemption proceeds........................................            --       (9,232)      (7,729)
      Redemption of Units......................................................       (26,012)     (58,632)     (22,351)
                                                                                 ------------  ------------ -----------
         Total increase (decrease).............................................       (13,107)     (96,852)     (10,527)
   Net asset value to Unitholders
      Beginning of period......................................................     2,982,346    2,969,239    2,872,387
                                                                                 ------------  ------------ -----------
      End of period (including undistributed net investment income of
         $9,720, $10,135 and $10,826, respectively)............................   $ 2,969,239  $ 2,872,387  $ 2,861,860
                                                                                 ============  ============ ===========

   The accompanying notes are an integral part of these financial statements.

VAN KAMPEN UNIT TRUSTS, MUNICIPAL SERIES 482
INSURED MUNICIPALS INCOME TRUST, LIMITED MATURITY SERIES                     PORTFOLIO SCHEDULE AS OF JANUARY 31, 2007
----------------------------------------------------------------------------------------------------------------------
 PORT-                                                                                      REDEMPTION         MARKET
FOLIO       AGGREGATE                                                            RATING       FEATURE           VALUE
 ITEM       PRINCIPAL   NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE  (NOTE 2)      (NOTE 2)        (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
   A     $     100,000  Alaska Municipal Bond Bank Authority, General Obigation
                         Bonds, Series A (AMBAC Assurance Insured)
                         4.000% Due 12/01/17                                     AAA      2013 @ 100      $     98,886
----------------------------------------------------------------------------------------------------------------------
   B            40,000  Clark County, Washington, General Obligation Bonds, Camas
                         School District No. 117 (FSA Insured)
                         4.125% Due 12/01/17                                    Aaa*      2012 @ 100            40,033
----------------------------------------------------------------------------------------------------------------------
   C           490,000  Ann Arbor, Michigan, Water Supply System Revenue Bonds,
                         Series Z (AMBAC Assurance Insured)
                         3.850% Due 02/01/18                                     AAA      2013 @ 100           476,153
----------------------------------------------------------------------------------------------------------------------
   D           295,000  Brownsville, Texas, Certificates of Obligation, Series A
                         (FGIC Insured)
                         4.125% Due 02/15/18                                     AAA      2013 @ 100           292,516
----------------------------------------------------------------------------------------------------------------------
   E           220,000  San Jacinto, Texas, Community College District, General
                         Obligation Bonds (FGIC Insured)
                         4.125% Due 02/15/18                                     AAA      2014 @ 100           218,148
----------------------------------------------------------------------------------------------------------------------
   F            10,000  Richland County, South Carolina, General Obligation Bonds,
                         School District No. 1 (FSA Insured)
                         4.750% Due 03/01/18                                     AAA      2013 @ 101            10,419
----------------------------------------------------------------------------------------------------------------------
   G           230,000  Santa Fe, New Mexico, Gross Receipts, Tax Revenue
                         Improvement Bonds (AMBAC Assurance Insured)
                         3.875% Due 06/01/18                                     AAA      2013 @ 100           224,949
----------------------------------------------------------------------------------------------------------------------
   H           500,000  Harris County, Texas, Improvement District Number 1, General
                         Obligation Refunding and Improvement Bonds (AMBAC
                         Assurance Insured)
                         4.000% Due 09/01/18                                     AAA      2013 @ 100           490,575
----------------------------------------------------------------------------------------------------------------------
   I           250,000  Sedgewick County, Wichita, Kansas, Unified School District
                         No. 259, General Obligation Bonds (FSA Insured)
                         2.500% Due 10/01/18                                     AAA      2012 @ 100           208,905
----------------------------------------------------------------------------------------------------------------------
   J           110,000  Oregon, State Administrative Services, Oregon Opportunity
                         General Obligation Bonds (FGIC Insured)
                         4.125% Due 12/01/18                                     AAA      2013 @ 100           110,229
----------------------------------------------------------------------------------------------------------------------
   K           120,000  Vancouver, Washington, General Obligation Refunding Bonds
                         (MBIA Insured)
                         5.250% Due 12/01/18                                     AAA                           133,187
----------------------------------------------------------------------------------------------------------------------
   L           190,000  Washington State, Board Community & Technology Colleges,
                         Certificates of Participation, College Project, Series A
                         (AMBAC Assurance Insured)
                         4.000% Due 01/01/19                                    Aaa*      2014 @ 100           184,551
----------------------------------------------------------------------------------------------------------------------
   M           285,000  Alask Municipal Bond Bank Authority, General Obligation
                         Bonds, Series G (MBIA Insured)
                         5.000% Due 02/15/19                                     AAA      2014 @ 100           300,168
----------------------------------------------------------------------------------------------------------------------
   N           200,000  Brownsville, Texas, Certificates of Obligation, Series A
                         (FGIC Insured)
                         4.250% Due 02/15/19                                     AAA      2013 @ 100           199,604
----------------------------------------------------------------------------------------------------------------------
   O           455,000  District of Columbia, General Obligation Bonds, Series B
                         (AMBAC Assurance Insured)
                         4.375% Due 06/01/19                                     AAA      2013 @ 100           458,007
         -------------                                                                                    ------------
         $   3,495,000                                                                                    $  3,446,330
         =============                                                                                    ============

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

VAN KAMPEN UNIT TRUSTS, MUNICIPAL SERIES 482
MISSOURI INSURED MUNICIPALS INCOME TRUST                                     PORTFOLIO SCHEDULE AS OF JANUARY 31, 2007
----------------------------------------------------------------------------------------------------------------------
 PORT-                                                                                      REDEMPTION         MARKET
FOLIO       AGGREGATE                                                            RATING       FEATURE           VALUE
 ITEM       PRINCIPAL   NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE  (NOTE 2)      (NOTE 2)        (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
   A     $      80,000  Mehlville, Missouri, School District No. R-9, Certificates of
                         Participation, Missouri Capital Improvement Projects
                         (FSA Insured)
                         5.000% Due 09/01/21                                     AAA      2012 @ 100      $     83,557
----------------------------------------------------------------------------------------------------------------------
   B           455,000  Missouri Western State College, Revenue Bonds, Refunding
                         and Improvement Auxiliary Systems (MBIA Insured)                 2013 @ 100
                         4.625% Due 10/01/24                                     AAA      2022 @ 100 S.F.      462,148
----------------------------------------------------------------------------------------------------------------------
   C           250,000  Missouri, State Health and Education Facilities, Authority
                         Revenue Bonds, Educational Facilities-St. Louis
                         University Schools (AMBAC
                         Assurance Insured)                                               2009 @ 100
                         4.750% Due 10/01/24                                    Aaa*      2020 @ 100 S.F.      252,910
----------------------------------------------------------------------------------------------------------------------
   D           500,000  Missouri, State Board, Public Office Building, Special Obligation
                         Revenue Bonds, Series A (MBIA Insured)
                         4.750% Due 10/15/28                                     AAA      2013 @ 100           512,955
----------------------------------------------------------------------------------------------------------------------
   E           375,000  North Kansas City, Missouri, Hospital Revenue Bonds, North
                         Kansas City Hospital, Series A (FSA Insured)                     2013 @ 100
                         5.000% Due 11/15/28                                     AAA      2025 @ 100 S.F.      392,539
----------------------------------------------------------------------------------------------------------------------
   F           100,000  Missouri, Development and Finance Board, Cultural Facilities,
                         Revenue Bond, Nelson Gallery Foundation, Series A
                         (MBIA Insured)                                                   2011 @ 100
                         5.000% Due 12/01/30                                     AAA      2023 @ 100 S.F.      103,549
----------------------------------------------------------------------------------------------------------------------
   G           500,000  Missouri & Illinois, Bi-State Development Authority,
                         Metropolitan District, Revenue Bonds (Metrolink
                         Cross Country Project) Series B (FSA Insured)                    2013 @ 100
                         5.000% Due 10/01/32                                     AAA      2024 @ 100 S.F.      523,020
----------------------------------------------------------------------------------------------------------------------
   H           100,000  Missouri, Western State College, Revenue Refunding and
                         Improvement Bonds, Auxilliary Systems (MBIA Insured)             2013 @ 100
                         5.000% Due 10/01/33                                     AAA      2031 @ 100 S.F.      104,604
----------------------------------------------------------------------------------------------------------------------
   I           400,000  Puerto Rico, Commonwealth Highway & Transportation
                         Authority, Transportation Revenue Bonds, Series A
                         (FSA Insured)                                                    2018 @ 100
                         4.750% Due 07/01/38                                     AAA      2029 @ 100 S.F.      415,724
         -------------                                                                                    ------------
         $   2,760,000                                                                                    $  2,851,006
         =============                                                                                    ============

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  VAN KAMPEN UNIT TRUSTS, MUNICIPAL SERIES 482
                          Notes to Financial Statements
                         January 31, 2005, 2006 and 2007

--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   Security Valuation - Tax-exempt municipal securities are stated at the value determined by the Evaluator. The Evaluator may determine the value of the Bonds
(1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in Bonds comparable to those held by each of the Trusts, (2) on the basis of bid prices for comparable Bonds, (3) by determining the value of the Bonds by appraisal or (4) by any combination of the above.

   Security Cost - The original cost to each of the Trusts (IM-IT Limited Maturity and Missouri IM-IT) was based on the determination by J.J. Kenny Co. of the offering prices of the Bonds on the date of deposit (February 5, 2004). Since the valuation is based upon the bid prices, such Trusts (IM-IT Limited Maturity and Missouri IM-IT) recognized downward adjustments of $34,955 and $15,647, respectively, on the date of deposit resulting from the difference between the bid and offering prices. These downward adjustments were included in the aggregate amount of unrealized depreciation reported in the financial statements for each Trust for the period ended January 31, 2004.

   Unit Valuation - The redemption price per Unit is the pro rata share of each Unit in each Trust based upon (1) the cash on hand in such Trust or monies in the process of being collected, (2) the Bonds in such Trust based on the value determined by the Evaluator and (3) interest accrued thereon, less accrued expenses of the Trust, if any.

   Federal Income Taxes - The Trust is not a taxable entity for Federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of such Trust and, accordingly, no provision has been made for Federal income taxes.

   Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an identified cost basis.

NOTE 2 - PORTFOLIO
   Ratings - The source of all ratings, exclusive of those designated N/R or * is Standard & Poor's, A Division of the McGraw-Hill Companies. Ratings marked * are by Moody's Investors Service, Inc. as these Bonds are not rated by Standard & Poor's, A Division of the McGraw-Hill Companies. N/R indicates that the Bond is not rated by Standard & Poor's, A Division of the McGraw-Hill Companies or Moody's Investors Service, Inc. The ratings shown represent the latest published ratings of the Bonds. For a brief description of rating symbols and their related meanings, see "Description of Securities Ratings" in the Information Supplement.

   Redemption Feature - There is shown under this heading the year in which each issue of Bonds is initially or currently callable and the call price for that year. Each issue of Bonds continues to be callable at declining prices thereafter (but not below par value) except for original issue discount Bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. "P.R." indicates a bond has been prerefunded. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have an offering side evaluation which represents a premium over par. To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. Conversely, to the extent that the Bonds were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and there will be distributed to Unitholders the principal amount in excess of $1 per Unit semi-annually and any premium received on such redemption. However, should the amount available for distribution in the Principal Account exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next succeeding monthly distribution date to holders of record on the related monthly record date. The Estimated Current Return in this event may be affected by such redemptions. For the Federal tax effect on Unitholders of such redemptions and resultant distributions, see "Federal Tax Status" in Part II.

   Insurance - Insurance coverage providing for the timely payment when due of all principal and interest on the Bonds in the IM-IT Limited Maturity and Missouri IM-IT Trusts has been obtained by the Trusts or by one of the Preinsured Bond Insurers (as indicated in the Bond name). Such insurance does not guarantee the market value of the Bonds or the value of the Units. For Bonds covered under the Trust's insurance policy the insurance is effective only while Bonds thus insured are held in the Trust and the insurance premium, which is a Trust obligation, is paid on a monthly basis. The premium for insurance which has been obtained from various insurance companies by the issuer of the Bond involved is payable by the issuer.

NOTE 2 - PORTFOLIO (continued)
   An Accounting and Auditing Guide issued by the American Institute of Certified Public Accountants states that, for financial reporting purposes, insurance coverage of the type acquired by the Trust does not have any measurable value in the absence of default of the underlying Bonds or indication of the probability of such default. In the opinion of the Evaluator, there is no indication of a probable default of Bonds in the portfolio as of the date of these financial statements.

   Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at January 31, 2007 is as follows:

                                      IM-IT
                                     Limited          Missouri
                                    Maturity            IM-IT
                                      Trust             Trust
                                     --------         --------
   Unrealized Appreciation           $ 11,735         $  2,910
   Unrealized Depreciation            (19,478)          (7,685)
                                     --------         --------
                                     $ (7,743)        $ (4,775)
                                     ========         ========

NOTE 3 - OTHER
   Marketability - Although it is not obligated to do so, the Sponsor intends to maintain a market for Units and to continuously offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Bonds in the portfolio of each Trust, plus interest accrued to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Sponsor may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the redemption price.

   Cost to Investors - The cost to original investors was based on the Evaluator's determination of the aggregate offering price of the Bonds per Unit on the date of an investor's purchase, plus a sales charge of 3.9% of the public offering price which is equivalent to 4.058% of the aggregate offering price of the Bonds for the IM-IT Limited Maturity Trust and 4.9% of the public offering price which is equivalent to 5.152% of the aggregate offering price of the Bonds for the Missouri IM-IT Trust. The secondary market cost to investors is based on the Evaluator's determination of the aggregate bid price of the Bonds per Unit on the date of an investor's purchase plus a sales charge based upon the years to average maturity of the Bonds in the portfolio. The sales charge ranges from 1.0% of the public offering price (1.010% of the aggregate bid price of the Bonds) for a Trust with a portfolio with less than two years to average maturity to 5.40% of the public offering price (5.708% of the aggregate bid price of the Bonds) for a Trust with a portfolio with twenty-one or more years to average maturity.

   Compensation of Evaluator and Supervisor - The Supervisor receives a fee for providing portfolio supervisory services for the Trust ($.25 per Unit, not to exceed the aggregate cost of the Supervisor for providing such services to the Trust). In addition, the Evaluator receives an annual fee for regularly evaluating each of the Trust's portfolios. Both fees may be adjusted for increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index.

NOTE 4 - REDEMPTION OF UNITS
   Units were presented for redemption as follows:

                                           Period ended               Years ended
                                            January 31,               January 31,
                                               2005             2006              2007
                                          --------------   --------------    --------------
   IM-IT Limited Maturity Trust                 522              455               495
   Missouri IM-IT Trust                         28               61                24

NOTE 5 - FINANCIAL HIGHLIGHTS

IM-IT Limited Maturity/93
                                                                              2005 (c)         2006           2007
                                                                             ------------  ------------   ------------
Per Share Operating Performance:
   Net asset value, beginning of period................................... $       996.76 $    1,013.21  $      987.60
                                                                             ------------  ------------   ------------
   Income from investment operations:
      Net investment income...............................................          38.62        38.82           38.56
      Net realized and unrealized gain (loss) on investment transactions (a)        14.86       (21.93)           0.91
                                                                             ------------  ------------   ------------
   Total from investment operations.......................................          53.48        16.89           39.47
                                                                             ------------  ------------   ------------
Distributions to Unitholders from:
   Net investment income..................................................        (35.49)       (39.04)        (38.88)
   Bond sale and redemption proceeds......................................         (1.54)        (3.46)         (6.34)
                                                                             ------------  ------------   ------------
   Total distributions to Unitholders.....................................        (37.03)       (42.50)        (45.22)
                                                                             ------------  ------------   ------------
   Net asset value, end of period......................................... $     1,013.21 $     987.60   $      981.85
                                                                             ============  ============   ============
Total Return (b):.........................................................           5.86%         1.68%          4.05%
Ratios as a Percentage of Average Net Assets (b):
   Expenses...............................................................           0.10%         0.22%          0.22%
   Net investment income..................................................           3.92%         3.92%          3.94%

--------------------------------------------------------------------------------

(a) Realized and unrealized gains and losses per unit include the balancing amounts necessary to reconcile the change in net asset value per unit. The per unit amount may be significantly affected based on the changes in units outstanding during the period.

(b)  Not annualized for periods less than one year.

(c)  For the period from February 5, 2004 (date of deposit) through January 31,
     2005.

NOTE 5 - FINANCIAL HIGHLIGHTS (continued)

Missouri IM-IT/120
                                                                              2005 (c)         2006           2007
                                                                             ------------  ------------   ------------
Per Share Operating Performance:
   Net asset value, beginning of period................................... $       951.00 $     955.35   $      942.69
                                                                             ------------  ------------   ------------
   Income from investment operations:
      Net investment income...............................................          41.82        42.00           42.09
      Net realized and unrealized gain (loss) on investment transactions (a)         1.24        (9.77)           6.33
                                                                             ------------  ------------   ------------
   Total from investment operations.......................................          43.06        32.23           48.42
                                                                             ------------  ------------   ------------
Distributions to Unitholders from:
   Net investment income..................................................        (38.71)       (41.87)        (41.86)
   Bond sale and redemption proceeds......................................             --        (3.02)         (2.55)
                                                                             ------------  ------------   ------------
   Total distributions to Unitholders.....................................        (38.71)       (44.89)        (44.41)
                                                                             ------------  ------------   ------------
   Net asset value, end of period......................................... $       955.35 $     942.69   $      946.70
                                                                             ============  ============   ============
Total Return (b):.........................................................           4.41%         3.43%          5.24%
Ratios as a Percentage of Average Net Assets (b):
   Expenses...............................................................           0.16%         0.24%          0.22%
   Net investment income..................................................           4.50%         4.44%          4.47%

--------------------------------------------------------------------------------

(a) Realized and unrealized gains and losses per unit include the balancing amounts necessary to reconcile the change in net asset value per unit. The per unit amount may be significantly affected based on the changes in units outstanding during the period.

(b)  Not annualized for periods less than one year.

(c)  For the period from February 5, 2004 (date of deposit) through January 31,
     2005.

                                                                       CMSPRO482


                               Prospectus Part II


                                 September 2006


                         Insured Municipals Income Trust

                       Investors' Quality Tax-Exempt Trust

                          Van Kampen Focus Portfolios,
                                Municipal Series

                             Van Kampen Unit Trusts,
                                Municipal Series

                   A convenient way to invest in a diversified
                     portfolio of tax-exempt municipal bonds

                       This prospectus contains two parts.

 No one may use this Prospectus Part II unless accompanied by Prospectus Part I.

       You should read this prospectus and retain it for future reference.

--------------------------------------------------------------------------------

   The Securities and Exchange Commission has not approved or disapproved of the Trust Units or passed upon the adequacy or accuracy of this prospectus.

               Any contrary representation is a criminal offense.



Van Kampen
Investments




THE TRUSTS
--------------------------------------------------------------------------------

         The Fund. Your Trust is one of several unit investment trusts created under the name Insured Municipals Income Trust, Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Van Kampen Focus Portfolios, Municipal Series or Van Kampen Unit Trusts, Municipal Series (the "Fund"). The Fund was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), dated the Date of Deposit among Van Kampen Funds Inc., as Sponsor, Standard & Poor's Securities Evaluations, Inc., as Evaluator, Van Kampen Asset Management, as Supervisor, and The Bank of New York, as Trustee, or their predecessors.

         The Fund consists of separate portfolios of interest-bearing obligations issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing authorities, excludable from gross income for Federal income tax purposes under existing law. All issuers of bonds in a State Trust are located in the state for which the Trust is named or in United States territories or possessions and their public authorities; consequently, in the opinion of recognized bond counsel to the bond issuers, the interest earned on the bonds is exempt to the extent indicated herein from state and local taxes. Further, in the opinion of bond counsel to the respective issuers, the interest income of each bond in a U.S. Territorial IM-IT Trust is exempt from state, Commonwealth of Puerto Rico and local income taxation. Interest on certain bonds in a National Quality AMTTrust may be a preference item for purposes of the alternative minimum tax. Accordingly, a National Quality AMTTrust may be appropriate only for investors who are not subject to the alternative minimum tax. Trusts that hold only insured bonds or bonds that are insured under a portfolio insurance policy are referred to herein as "Insured Trusts". "Long-Term Trust" refers to IM-IT, Investment Grade Municipal, U.S. Territorial IM-IT, Long-Term State and National Quality Trusts. "Intermediate-Term Trust" refers to Strategic Municipal Trust Intermediate Series, State Intermediate Trusts and State Intermediate Laddered Maturity Trusts. Trusts that are named for a particular state are referred to herein as "State Trusts". "State Intermediate Trust" refers to a State Trust which is designated as an "intermediate series" in the name of such Trust. "State Intermediate Laddered Maturity Trust" refers to a State Trust which is designated as an "intermediate laddered maturity series" in the name of such Trust. State Trusts, other than State Intermediate Laddered Maturity Trusts or State Intermediate Trusts, are referred to herein as "Long-Term State Trusts".

         On the Date of Deposit, the Sponsor deposited the bonds with the Trustee. The bonds initially consisted of delivery statements relating to contracts for their purchase and cash, cash equivalents and/or irrevocable letters of credit issued by a financial institution. Thereafter, the Trustee, in exchange for the bonds, delivered to the Sponsor evidence of ownership of the Units.

         The portfolio of any IM-IT, Investment Grade Municipal, IM-IT Discount, U.S. Territorial IM-IT, Long-Term State or National Quality Trust consists of bonds maturing approximately 15 to 40 years from the Date of Deposit. The approximate range of maturities from the Date of Deposit for bonds in any IM-IT Laddered Series, IM-IT Limited Maturity Trust, IM-IT Intermediate Trust, Strategic Municipal Trust Intermediate Series, State Intermediate Laddered Maturity Trust and IM-IT Short Intermediate Trust is 10 to 30 years, 12 to 15 years, 5 to 15 years, 5 to 15 years, 5 to 10 years and 3 to 7 years, respectively. The portfolio of any IM-IT Laddered Series is structured so that approximately 20% of the bonds will mature every five years, beginning in approximately the tenth year of the Trust, entitling each Unitholder to return of principal. The portfolio of any State Intermediate Laddered Maturity Trust is structured so that approximately 20% of the bonds will mature each year, beginning in approximately the fifth year of the Trust, entitling each Unitholder to a return of principal. This return of principal may offer Unitholders the opportunity to respond to changing economic conditions and to specific financial needs that may arise during the periods of scheduled maturities. However, the flexibility provided by the return of principal may also eliminate a Unitholder's ability to reinvest at a rate as high as the yield on the bonds which matured.

         Each Unit represents a fractional undivided interest in the principal and net income of a Trust. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in a Trust represented by each Unit will increase, although the actual interest in the Trust will remain unchanged. Units will remain outstanding until redeemed by Unitholders or until the termination of the Trust Agreement.

         Objectives and Bond Selection. The objectives of a Trust are income exempt from Federal income taxation and, in the case of a State Trust, Federal and state income taxation and conservation of capital through an investment in diversified portfolios of Federal and state tax-exempt obligations. A State Intermediate Laddered Maturity Trust has additional objectives of providing protection against changes in interest rates and investment flexibility through an investment in a laddered portfolio of intermediate-term interest-bearing obligations with maturities ranging from approximately 5 to 10 years in which roughly 20% of the bonds mature each year beginning in approximately the fifth year of the Trust. There is, of course, no guarantee that the Trusts will achieve their objectives. A Trust may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income bonds with greater diversification than they might be able to acquire individually. Insurance guaranteeing the timely payment, when due, of all principal and interest on the bonds in each Insured Trust has been obtained from a municipal bond insurance company. For information relating to insurance on the bonds, see "Insurance on the Bonds in the Insured Trusts". In addition, these bonds are often not available in small amounts.

         In selecting bonds for the Trusts, the Sponsor considered the following factors, among others: (a) with respect to Insured Trusts, the bonds must be insured with a Standard & Poor's rating of AAA or a Moody's Investor Service, Inc. ("Moody's") rating of Aaa, with respect to all Quality Trusts, the bonds must have a Standard & Poor's rating of at least "A-", a Moody's rating of at least "A3" or, if not rated, credit characteristics sufficiently similar to those of comparable bonds that were so rated as to be acceptable for acquisition by a Trust in the opinion of the Sponsor, and with respect to all other Trusts, either the Standard & Poor's rating of the bonds was not less than "BBB-", or the Moody's rating of the bonds was not less than "Baa3", including provisional or conditional ratings, respectively, (or, if not rated, the bonds had credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt bonds that were so rated as to be acceptable for acquisition by a Trust in the opinion of the Sponsor), (b) the prices of the bonds relative to other bonds of comparable quality and maturity, (c) the current income provided by the bonds, (d) the diversification of bonds as to purpose of issue and location of issuer and (e) the probability of early return of principal or high legal or event risk. After the Date of Deposit, a bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires elimination of a bond from a Trust but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the bond (see "Trust Administration--Portfolio Administration"). In particular, the ratings of the bonds in an Investment Grade Municipal Trust could fall below "investment grade" (i.e., below "BBB-" or "Baa3") during the Trust's life and the Trust could continue to hold the bonds. See "The Trusts--Risk Factors".

         The Bonds. Your Trust invests in municipal bonds. States, municipalities and public authorities issue these bonds to raise money for a variety of purposes. In selecting bonds, we seek to diversify your portfolio by bond purpose. This section briefly describes different bond types to help you better understand your investment. These bonds are described in greater detail in the Information Supplement. See "Additional Information".

         General obligation bonds are backed by the general taxing power of the issuer. The issuer secures these bonds by pledging its faith, credit and unlimited taxing power for the payment of principal and interest.

         Revenue bonds are payable only from the revenue of a specific project or authority. They are not supported by the issuer's general power to levy taxes. The risk of default in payment of interest or principal increases if the income of the related project falters because that income is the only source of payment. All of the following bonds are revenue bonds:

         Airport bonds are obligations of issuers that own and operate airports. The ability of the issuer to make payments on these bonds primarily depends on the ability of airlines to meet their obligations under use agreements. Due to increased competition, deregulation, increased fuel costs and other factors, some airlines may have difficulty meeting these obligations.

         Bond banks are vehicles that pool various municipal obligations into larger offerings. This reduces the cost of borrowing for the municipalities. The types of financing projects that these obligations support vary.

         Certificates of participation are generally a type of municipal lease obligation. Lease payments of a governmental entity secure payments on these bonds. These payments depend on the governmental entity budgeting appropriations for the lease payments. A governmental body cannot obligate future governments to appropriate for or make lease payments, but governments typically promise to take action necessary to include lease payments in their budgets. If a government fails to budget for or make lease payments, sufficient funds may not exist to pay interest or principal on these bonds.

         Health care bonds are obligations of issuers that derive revenue from hospitals and hospital systems. The ability of these issuers to make payments on bonds depends on factors such as facility occupancy levels, demand for services, competition resulting from hospital mergers and affiliations, the need to reduce costs, government regulation, costs of malpractice insurance and claims, and government financial assistance (such as Medicare and Medicaid).

         Higher education bonds are obligations of issuers that operate universities and colleges. These issuers derive revenues from tuition, dormitories, grants and endowments. These issuers face problems related to declines in the number of college-age individuals, possible inability to raise tuitions and fees, uncertainty of continued federal grants, state funding or donations, and government legislation or regulation.

         Industrial revenue bonds finance the cost of acquiring, building or improving industrial projects. Private corporations usually operate these projects. The ability of the issuer to make payments on these bonds depends on factors such as the creditworthiness of the corporation operating the project, revenues generated by the project, expenses of the project and environmental or other regulatory restrictions.

         Multi-family housing bonds are obligations of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low to moderate-income families. These bonds are generally pre-payable at any time. It is likely that their life will be less than their stated maturity. The ability of these issuers to make payments on bonds depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

         Other care bonds include obligations of issuers that derive revenue from mental health facilities, nursing homes and intermediate care facilities. These bonds are similar to health care bonds and the issuers face the same general risks.

         Public building bonds finance the cost of acquiring, leasing, building or improving public buildings such as offices, recreation facilities, convention centers, police stations, correctional institutions and parking garages. The ability of the issuers to make payments on these bonds depends on factors such as the government budgeting sufficient funds to make lease or mortgage payments on the facility, user fees or rents, costs of maintenance and decreases in use of the facility.

         Public education bonds are obligations of issuers that operate primary and secondary schools. The ability of these issuers to make payments on these bonds depends primarily on ad valorem taxes. These issuers may also face problems related to litigation contesting state constitutionality of public education financing.

         Retail electric/gas/telephone bonds are obligations of issuers that derive revenues from the retail sale of utilities to customers. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for these utilities, competition, government regulation and rate approvals, overhead expenses and the cost of fuels.

         Single family housing bonds are obligations of issuers that derive revenues from mortgage loans on single family residences. Single family residences generally include one to four-family dwellings. These bonds are similar to multi-family housing bonds and the issuers face the same general risks.

         Tax district bonds are obligations secured by a pledge of taxing power by a municipality, such as tax increment financing or tax allocation bonds. These bonds are similar to general obligation bonds. Unlike general obligation bonds, however, the municipality does not pledge its unlimited taxing power to pay these bonds. Instead, the municipality pledges revenues from a specific tax to pay these bonds. If the tax cannot support payment of interest and principal, a municipality may need to raise the related tax to pay these bonds. An inability to raise the tax could have an adverse affect on these bonds.

         Transportation bonds are obligations of issuers that own and operate public transit systems, ports, highways, turnpikes, bridges and other transportation systems. The ability of these issuers to make payments on these bonds depends on variations in use, the degree of government subsidization, competition from other forms of transportation and increased costs. Port authorities derive revenues primarily from fees imposed on ships using the port facilities. These fees can fluctuate depending on the local economy and competition from air, rail and truck transportation. Increased fuel costs, alternative transportation modes and competition from toll-free bridges and roads will impact revenues of issuers that operate bridges, roads or tunnels.

         Waste disposal bonds are obligations of issuers that derive revenues from resource recovery facilities. These facilities process solid waste, generate steam and convert steam to electricity. These issuers face problems such as costs and delays due to environmental concerns, effects of conservation and recycling, destruction or condemnation of a project, void or unenforceable contracts, changes in the economic availability of raw materials, operating supplies or facilities, and other unavoidable changes that adversely affect operation of a project.

         Water and sewer bonds are obligations of issuers that derive revenues from user fees from the sale of water and sewerage services. These issuers face problems such as the ability to obtain rate increases, population declines, difficulties in obtaining new fresh water supplies and "no-growth" zoning ordinances. These issuers also face many of the same problems of waste disposal issuers.

         Wholesale electric bonds are obligations of issuers that derive revenues from selling electricity to other utilities. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for electric utilities, competition, overhead expenses and government regulation and rate approvals.

         More About the Bonds. In addition to describing the purpose of the bonds, other information about the bonds is also listed in the "Portfolio" in Prospectus Part I. This information relates to other characteristics of the bonds. This section briefly describes some of these characteristics.

         Original issue discount bonds were initially issued at a price below their face (or par) value. These bonds typically pay a lower interest rate than comparable bonds that were issued at or above their par value. In a stable interest rate environment, the market value of these bonds tends to increase more slowly in early years and in greater increments as the bonds approach maturity. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

         Zero coupon bonds are a type of original issue discount bond. These bonds do not pay any current interest during their life. If an investor own this type of bond, the investor has the right to receive a final payment of the bond's par value at maturity. The price of these bonds often fluctuates greatly during periods of changing market interest rates compared to bonds that make current interest payments. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

         "When, as and if issued" bonds are bonds that trade before they are actually issued. This means that the Sponsor can only deliver them to your Trust "when, as and if" the bonds are actually issued. Delivery of these bonds may be delayed or may not occur. Interest on these bonds does not begin accruing to your Trust until the Sponsor delivers the bond to the Trust. You may have to adjust your tax basis if the Sponsor delivers any of these bonds after the expected delivery date. Any adjustment would reflect interest that accrued between the time you purchased your Units and the delivery of the bonds to your Trust. This could lower your first year estimated current return. You may experience gains or losses on these bonds from the time you purchase Units even though your Trust has not yet received them.

         Risk Factors. All investments involve risk. This section describes the main risks that can impact the value of bonds in your Trust. You should understand these risks before you invest. If the value of the bonds falls, the value of your Units will also fall. You can lose money by investing in a Trust. No one can guarantee that your Trust will achieve its objective or that your investment return will be positive over any period. The Information Supplement contains a more detailed discussion of risks related to your investment.

         Market risk is the risk that the value of the bonds in your Trust will fluctuate. This could cause the value of your Units to fall below your original purchase price or below the par value. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of a bond's issuer or insurer, perceptions of the issuer or insurer, or ratings on a bond. Even though the Supervisor supervises your portfolio, you should remember that no one manages your portfolio. Your Trust will not sell a bond solely because the market value falls as is possible in a managed fund.

         Interest rate risk is the risk that the value of bonds will fall if interest rates increase. Bonds typically fall in value when interest rates rise and rise in value when interest rates fall. Bonds with longer periods before maturity are often more sensitive to interest rate changes.

         Credit risk is the risk that a bond's issuer or insurer is unable to meet its obligation to pay principal or interest on the bond.

         Call risk is the risk that the issuer prepays or "calls" a bond before its stated maturity. An issuer might call a bond if interest rates fall and the bond pays a higher interest rate or if it no longer needs the money for the original purpose. If an issuer calls a bond, your Trust will distribute the principal to you but your future interest distributions will fall. You might not be able to reinvest this principal at as high a yield. A bond's call price could be less than the price your Trust paid for the bond and could be below the bond's par value. This means that you could receive less than the amount you paid for your units. If enough bonds in your Trust are called, your Trust could terminate early. The first date that the issuer can call each bond in the portfolio is listed in Prospectus Part I along with the price the issuer would have to pay.

         Bond quality risk is the risk that a bond will fall in value if a rating agency decreases the bond's rating. Bond concentration risk is the risk that your Trust is less diversified because it concentrates in a particular type of bond. When a certain type of bond makes up 25% or more of a Trust, the Trust is considered to be "concentrated" in that bond type. The different bond types are described under "The Bonds".

         Reduced diversification risk is the risk that your Trust will become smaller and less diversified as bonds are sold, are called or mature. This could increase your risk of loss and increase your share of Trust expenses.

         Liquidity risk is the risk that the value of a bond will fall if trading in the bond is limited or absent. No one can guarantee that a liquid trading market will exist for any bond because these bonds generally trade in the over-the-counter market (they are not listed on a securities exchange).

         Litigation and legislation risk is the risk that future litigation or legislation could affect the value of your Trust. For example, future legislation could reduce tax rates, impose a flat tax, exempt all investment income from tax or change the tax status of the bonds. Litigation could challenge an issuer's authority to issue or make payments on bonds.

         No FDIC Guarantee. An investment in your Trust is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ESTIMATED CURRENT AND LONG-TERM RETURNS
--------------------------------------------------------------------------------

         The Estimated Current Returns and the Estimated Long-Term Returns are set forth in the Prospectus Part I. Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trust and with the principal prepayment, redemption, maturity, exchange or sale of bonds. The Public Offering Price will vary with changes in the price of the bonds. Accordingly, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of the bonds and (2) takes into account the expenses and sales charge associated with Units. Since the value and estimated retirements of the bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.

PUBLIC OFFERING
--------------------------------------------------------------------------------

         General. Units are offered at the Public Offering Price. The secondary market public offering price is based on the bid prices of the bonds, the sales charge described below, cash, if any, in the Principal Account and accrued interest, if any. The minimum purchase is one Unit. Certain broker-dealers or selling firms may charge an order handling fee for processing Unit purchases.

         The secondary market sales charge is computed as described in the following table based upon the estimated long-term return life (ELTR Life) of a Trust's portfolio:


     ELTR Life       Sales Charge         ELTR Life          Sales Charge         ELTR Life          Sales Charge
------------------  --------------   -------------------   --------------    -------------------   --------------
 1                       1.010%      8                         3.627%        15                        5.042%
 2                       1.523       9                         4.167         16                        5.152
 3                       2.041      10                         4.384         17                        5.263
 4                       2.302      11                         4.603         18                        5.374
 5                       2.564      12                         4.712         19                        5.485
 6                       2.828      13                         4.822         20                        5.597
 7                       3.093      14                         4.932         21 to 30                  5.708

         The ELTR Life represents the estimated life of the bonds in a Trusts' portfolio as determined for purposes of calculating Estimated Long-Term Return. See "Estimated Current and Long-Term Returns". The sales charges in the above table are expressed as a percentage of the aggregate bid prices of the bonds.

         Reducing Your Sales Charge. The Sponsor offers a variety of ways for you to reduce the sales charge that you pay. It is your financial professional's responsibility to alert the Sponsor of any discount when you purchase Units. Before you purchase Units you must also inform your broker-dealer of your qualification for any discount or of any combined purchases to be eligible for a reduced sales charge.

         Fee Accounts. A portion of the sales charge is waived for certain accounts described in this paragraph. Purchases by these accounts are subject only to the portion of the sales charge that is retained by the Sponsor. Please refer to the section called "Fee Accounts" for additional information on these purchases. Units may be purchased in the primary or secondary market at the Public Offering Price less the concession the Sponsor typically allows to brokers and dealers for purchases by investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for brokerage services, financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed ("Fee Accounts"). The Sponsor reserves the right to limit or deny purchases of Units described in this paragraph by investors or selling firms whose frequent trading activity is determined to be detrimental to a Trust.

         Employees. Employees, officers and directors (including their spouses and children under 21 living in the same household, and trustees, custodians or fiduciaries for the benefit of such persons) of Van Kampen Funds Inc. and its affiliates and dealers and their affiliates may purchase Units at the Public Offering Price less the applicable dealer concession, when permitted.

         Offering Price. The Public Offering Price of Units will vary from the amounts stated under "Summary of Essential Financial Information" in Prospectus
Part I in accordance with fluctuations in the prices of the bonds. The "Evaluation Time" is the close of trading on the New York Stock Exchange on each day that the Exchange is open for trading. Orders received by the Trustee or Sponsor for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price. The secondary market Public Offering Price per Unit will be equal to the aggregate bid price of the bonds plus the applicable secondary market sales charge and dividing the sum by the number of Units outstanding. For secondary market purposes, this computation will be made by the Evaluator as of the Evaluation Time for each day on which any Unit is tendered for redemption and as necessary. The offering price of bonds may be expected to average approximately 0.5%-1% more than the bid price.

         The aggregate price of the bonds is determined on the basis of bid prices (a) on the basis of current market prices obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Fund; (b) if these prices are not available, on the basis of current market prices for comparable bonds; (c) by causing the value of the bonds to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (d) by any combination of the above. Market prices of the bonds will generally fluctuate with changes in market interest rates. Unless bonds are in default in payment of principal or interest or in significant risk of default, the Evaluator will not attribute any value to the insurance obtained by an Insured Trust, if any.

         The Evaluator will consider in its evaluation of bonds which are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of default (the "Defaulted Bonds") the value of any insurance guaranteeing interest and principal payments. The value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premiums and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of Defaulted Bonds not covered by Permanent Insurance. In addition, the Evaluator will consider the ability of a Portfolio Insurer to meet its commitments under any insurance policy, including commitments to issue Permanent Insurance. No value has been ascribed to insurance obtained by an Insured Trust, if any, as of the date of this prospectus.

         A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

         Accrued Interest

         Accrued Interest (Accrued Interest to Carry). Accrued interest to carry is added to the Public Offering Price for Insured Municipals Income Trust, 151st Insured Multi-Series and prior series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 212 and prior series. Accrued interest to carry consists of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Securities in each Trust is actually paid either monthly, quarterly, if applicable, or semi-annually to such Trust. However, interest on the Securities in each Trust is accounted for daily on an accrual basis. Because of this, each Trust always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

         The second element of accrued interest to carry arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders of a Trust until it receives interest payments on the Securities in such Trust. The Trustee is obligated to provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee may be used by it to earn interest thereon, it benefits thereby. If a Unitholder sells or redeems all or a portion of his Units or if the bonds in a Trust are sold or otherwise removed or if a Trust is liquidated, he will receive at that time his proportionate share of the accrued interest to carry computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption.

         Purchased and Accrued Interest. Added to the Public Offering Price for Insured Municipals Income Trust, 152nd-173rd Insured Multi-Series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 213-246 is Purchased Interest and accrued interest. Included in the Public Offering Price for Insured Municipals Income Trust, 174th Insured Multi-Series and subsequent series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 247 and subsequent series is accrued interest only. References to "accrued interest" in this prospectus include both Purchased Interest and accrued interest as described in this section.

         Purchased Interest - Purchased Interest is a portion of the unpaid interest that has accrued on the Securities from the later of the last payment date on the Securities or the date of issuance thereof through the First Settlement Date and is included in the calculation of the Public Offering Price. Purchased Interest will be distributed to Unitholders as Units are redeemed or Securities mature or are called. See "Summary of Essential Financial Information" in this Prospectus Part I for the amount of Purchased Interest per Unit for each Trust. Purchased Interest is an element of the price Unitholders will receive in connection with the sale or redemption of Units prior to the termination of a Trust.

         Accrued Interest - Accrued Interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although a Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling after the First Settlement Date, the proportionate share of accrued interest to the settlement date is added to the Public Offering Price of Units. Unitholders will receive on the next distribution date of a Trust the amount, if any, of accrued interest paid on their Units. As indicated in "Purchased Interest", accrued interest as of the First Settlement Date includes Purchased Interest. In an effort to reduce the amount of Purchased Interest which would otherwise have to be paid by Unitholders, the Trustee may advance a portion of such accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the accrued interest added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement (other than the Purchased Interest already included therein), less any distributions from the Interest Account after the First Settlement Date. Because of the varying interest payment dates of the bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the Purchased Interest and accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds (including Purchased Interest) held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.

         Accrued Interest. Accrued interest is added to the Public Offering Price for all Trusts not listed above. Accrued interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although each Trust accrues interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling after the First Settlement Date, the proportionate share of accrued interest as described in this paragraph to the settlement date is added to the Public Offering Price of Units for all Trusts not mentioned above. Unitholders will receive the amount of accrued interest paid on their Units on the next distribution date. In an effort to reduce the accrued interest which would have to be paid by Unitholders, the Trustee will advance the amount of accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the accrued interest added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement, less any distributions from the Interest Account after the First Settlement Date. Because of the varying interest payment dates of the bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units.

         Unit Distribution. Units will be distributed to the public by broker-dealers and others at the Public Offering Price, plus accrued interest. The Sponsor intends to qualify Units for sale in a number of states. Broker-dealers or others will be allowed a concession or agency commission in connection with the distribution of Units equal to 80% of the sales charge applicable to the transaction provided that the Units are acquired from the Sponsor. Certain commercial banks may be making Units available to their customers on an agency basis. A portion of the sales charge paid by these customers (equal to the agency commission referred to above) is retained by or remitted to the banks. Any discount provided to investors will be borne by the selling dealer or agent. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others up to the entire amount of the sales charge.

         Sponsor Compensation. The Sponsor will receive a gross sales commission equal to the sales charge applicable to the transaction involved. See "Public Offering--General". In addition, the Sponsor realized a profit or loss, as a result of the difference between the price paid for the bonds by the Sponsor and the cost of the bonds to a Trust. The Sponsor has not participated as sole underwriter or as manager or as a member of the underwriting syndicates from which the bonds in the Trusts were acquired. The Sponsor may further realize profit or loss as a result of possible fluctuations in the market value of the bonds since all proceeds received from purchasers of Units (excluding dealer concessions or agency commissions allowed, if any) will be retained by the Sponsor. The Sponsor will also realize profits or losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold in connection with maintaining a secondary market for Units and will also realize profits or losses resulting from a redemption of repurchased Units at a price above or below the purchase price.

         Broker-dealers of the Trusts, banks and/or others are eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of such firms may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such firms that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such persons at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying firms for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trusts. These programs will not change the price Unitholders pay for their Units or the amount that the Trusts will receive from the Units sold. Approximately every eighteen months the Sponsor holds a business seminar which is open to certain Underwriters that sell units of trusts it sponsors. The Sponsor pays substantially all costs associated with the seminar, excluding travel costs. These Underwriters are invited to send a certain number of representatives based on the gross number of units such firm underwrites during a designated time period.

         Market for Units. Although not obligated to do so, the Sponsor intends to maintain a market for Units and offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid prices of the bonds plus accrued interest and any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of the Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at these prices. If a market is not maintained and the Unitholder cannot find another purchaser, a Unitholder will be able to dispose of Units by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of Units". A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in any price in excess of the Redemption Price and, if so, the amount thereof. The Trustee will notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase the Units not later than the day on which the Units would otherwise have been redeemed by the Trustee.

RIGHTS OF UNITHOLDERS
--------------------------------------------------------------------------------

         Distributions of Interest and Principal. Interest received by a Trust, pro rated on an annual basis, will be distributed monthly unless a Unitholder elects to receive quarterly or semi-annual distributions. Certain Trusts offer only monthly distribution options while others offer only monthly and semi-annual distribution options. The distribution options applicable to a Trust are described in Prospectus Part I. The plan of distribution selected by a Unitholder will remain in effect until changed. Unitholders who purchase Units in the secondary market will receive distributions in accordance with the election of the prior owner. Unitholders may change their distribution plan by indicating the change on a card which may be obtained from the Trustee and return the card to the Trustee with their certificates and other documentation required by the Trustee. Certificates should be sent by registered or certified mail to avoid their being lost or stolen. If the card and certificate are properly presented to the Trustee, the change will become effective on the first day after the next semi-annual record date and will remain effective until changed.

         Interest received by a Trust, including that part of the proceeds of any disposition of bonds which represents accrued interest, is credited by the Trustee to the Interest Account. Other receipts are credited to the Principal Account. After deduction of amounts sufficient to reimburse the Trustee, without interest, for any amounts advanced and paid to the Sponsor as the Unitholder of record as of the First Settlement Date, interest received will be distributed on each distribution date to Unitholders of record as of the preceding record date. All distributions will be net of estimated expenses. Funds in the Principal Account will be distributed on each semi-annual distribution date to Unitholders of record as of the preceding semi-annual record date. The Trustee is not required to pay interest on funds held in the Principal or Interest Account (but may itself earn interest thereon and therefore benefits from the use of these funds) nor to make a distribution from the Principal Account unless the amount available for distribution therein shall equal at least $1.00 per Unit. However, should the amount available for distribution in the Principal Account equal or exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next monthly distribution date to Unitholders of record on the related monthly record date.

         Because interest payments are not received by a Trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuations in interest distributions, the Trustee is authorized to advance amounts necessary to provide interest distributions of approximately equal amounts. The Trustee is reimbursed for these advances from funds in the Interest Account on the next record date. Persons who purchase Units between a record date and a distribution date will receive their first distribution on the second distribution date after the purchase, under the applicable plan of distribution.

         Reinvestment Option. Unitholders may elect to have distributions on their Units automatically reinvested in shares of certain Van Kampen mutual funds which are registered in the Unitholder's state of residence (the "Reinvestment Funds"). Each Reinvestment Fund has investment objectives that differ from those of the Trusts. The prospectus relating to each Reinvestment Fund describes its investment policies and the procedures to follow to begin reinvestment. A Unitholder may obtain a prospectus for the Reinvestment Funds from the Sponsor.

         After becoming a participant in a reinvestment plan, each Trust distribution will automatically be applied on the applicable distribution date to purchase shares of the applicable Reinvestment Fund at a net asset value computed on such date. Unitholders with an existing Planned Reinvestment Option
(PRO) Program account (whereby a sales charge is imposed on distribution reinvestments) may transfer their existing account into a new PRO account which allows purchases of Reinvestment Fund shares at net asset value. Confirmations of all reinvestments will be mailed to the Unitholder by the Reinvestment Fund. A participant may elect to terminate his or her reinvestment plan and receive future distributions in cash by notifying the Trustee in writing at least five days before the next distribution date. Each Reinvestment Fund, its sponsor and investment adviser have the right to terminate its reinvestment plan at any time. Unitholders of New York Trusts who are New York residents may elect to have distributions reinvested in shares of First Investors New York Insured Tax Free Fund, Inc. subject to a sales charge of $1.50 per $100 reinvested (paid to First Investors Management Company, Inc.).

         Redemption of Units. A Unitholder may redeem all or a portion of his Units by tender to the Trustee at Unit Investment Trust Division, 101 Barclay Street, 20th Floor, New York, New York 10286, of the certificates representing the Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, such as in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. Redemption of Units cannot occur until certificates representing the Units or satisfactory indemnity have been received by the Trustee. No later than seven calendar days following satisfactory tender, the Unitholder will receive an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of the tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on days of trading on the New York Stock Exchange, the date of tender is the next day on which that Exchange is open and the Units will be deemed to have been tendered to the Trustee on that day for redemption at the Redemption Price. Redemption requests received by authorized financial professionals prior to the Evaluation Time that are properly transmitted to the Trustee by the time designated by the Trustee, are priced based on the date of receipt. Redemption requests received by the Trustee after the Evaluation Time, and redemption requests received by authorized financial professionals after the Evaluation Time or redemption requests received by such persons that are not transmitted to the Trustee until after the time designated by the Trustee, are priced based on the date of the next determined redemption price provided they are received timely by the Trustee on such date. It is the responsibility of authorized financial professionals to transmit redemption requests received by them to the Trustee so they will be received in a timely manner. Certain broker-dealers or selling firms may charge an order handling fee for processing redemption requests. Units redeemed directly through the Trustee are not subject to such fees.

         Under Internal Revenue Service regulations, the Trustee is required to withhold a specified percentage of a Unit redemption if the Trustee has not received the Unitholder's tax identification number as required by such regulations. Any amount withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, at any time a Unitholder elects to tender Units for redemption, the Unitholder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding".

         The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the bonds as of the Evaluation Time on days of trading on the New York Stock Exchange on the date any such determination is made. The Evaluator determines the Redemption Price per Unit on days Units are tendered for redemption. The Redemption Price per Unit is the pro rata share of each Unit on the basis of (i) the cash on hand in the Trust or moneys in the process of being collected, (ii) the value of the bonds based on the bid prices of the bonds, except for cases in which the value of insurance has been included, (iii) accrued interest, less (a) amounts representing taxes or other governmental charges and (b) the accrued Trust expenses. The Evaluator may determine the value of the bonds by employing any of the methods set forth in "Public Offering--Offering Price". In determining the Redemption Price per Unit no value will be assigned to the portfolio insurance maintained on the bonds in an Insured Trust unless the bonds are in default in payment of principal or interest or in significant risk of default. For a description of the situations in which the Evaluator may value the insurance obtained by the Insured Trusts, see "Public Offering--Offering Price". Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts will be withdrawn from the Principal Account. Units so redeemed shall be cancelled.

         The price at which Units may be redeemed could be less than the price paid by the Unitholder and may be less than the par value of the bonds represented by the Units redeemed. The Trustee may sell bonds to cover redemptions. When bonds are sold, the size and diversity of the Trust will be reduced. Sales may be required at a time when bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

         The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the SEC determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the bonds is not reasonably practicable, or for other periods as the SEC may by order permit. Under certain extreme circumstances the Sponsor may apply to the SEC for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units.

         Units. Ownership of Units is evidenced in book-entry form unless a Unitholder makes a written request to the Trustee that ownership be in certificate form. Units are transferable by making a written request to the Trustee and, in the case of Units in certificate form, by presentation and surrender of the certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign the written request, or certificate transfer instrument, exactly as his name appears on the records of the Trustee and on the face of any certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or a signature guaranty program accepted by the Trustee. The Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Certificates will be issued in denominations of one Unit or any multiple thereof. Although no such charge is now made, the Trustee may require a Unitholder to pay a reasonable fee for each certificate re-issued or transferred and to pay any governmental charge that may be imposed in connection with each transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

         Reports Provided. Unitholders will receive a statement of interest and other receipts received for each distribution. For as long as the Sponsor deems it to be in the best interest of Unitholders, the accounts of each Trust will be audited annually by independent registered public accounting firm and the report of the accountants will be furnished to Unitholders upon request. Within a reasonable period of time after the end of each year, the Trustee will furnish to each person who was a registered Unitholder during that year a statement describing the interest and principal received on the bonds, actual Trust distributions, Trust expenses, a list of the bonds and other Trust information. Unitholders will be furnished the Evaluator's evaluations of the bonds upon request to the Trustee. If you have questions regarding your account or your Trust, please contact your financial advisor or the Trustee. The Sponsor does not have access to individual account information.

INSURANCE ON THE BONDS IN THE INSURED TRUSTS
--------------------------------------------------------------------------------

         Insurance has been obtained guaranteeing prompt payment of interest and principal, when due, in respect of the bonds in each Insured Trust. An insurance policy obtained by an Insured Trust, if any, is non-cancelable and will continue in force so long as the Trust is in existence, the respective Portfolio Insurer is still in business and the bonds described in the policy continue to be held by the Trust. Any portfolio insurance premium for an Insured Trust is paid by the Trust on a monthly basis. The premium for any Preinsured Bond insurance has been paid by the issuer, by a prior owner of the bonds or the Sponsor and any policy is non-cancelable and will continue in force so long as the bonds so insured are outstanding and the Preinsured Bond Insurer remains in business. The Portfolio Insurers and the Preinsured Bond Insurers are described in "Portfolio" and the notes thereto in Prospectus Part I. More detailed information regarding insurance on the bonds and the Preinsured Bond and Portfolio Insurers is included in the Information Supplement. See "Additional Information".

         The portfolio insurance obtained by an Insured Trust, if any, guarantees the timely payment of principal and interest on the bonds when they fall due. For this purpose, "when due" generally means the stated payment or maturity date for the payment of principal and interest. However, in the event
(a) an issuer defaults in the payment of principal or interest, (b) an issuer enters into a bankruptcy proceeding or (c) the maturity of the bond is accelerated, the affected Portfolio Insurer has the option to pay the outstanding principal amount of the bond plus accrued interest to the date of payment and thereby retire the bond from the Trust prior to the bond's stated maturity date. The insurance does not guarantee the market value of the bonds or the value of the Units. The Trustee, upon the sale of a bond covered under a portfolio insurance policy has the right to obtain permanent insurance with respect to the bond (i.e., insurance to maturity of the bond regardless of the identity of the holder) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and expenses from the proceeds of the sale of the bond. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon exercise the Trust would receive net proceeds in excess of the sale proceeds if the bonds were sold on an uninsured basis.

         Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of insurance. The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

FUND ADMINISTRATION
--------------------------------------------------------------------------------

         The Sponsor. Van Kampen Funds Inc. is the Sponsor of the Trusts. The Sponsor is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $109 billion under management or supervision as of June 30, 2006. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Sponsor's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. As of June 30, 2006, the total stockholders' equity of Van Kampen Funds Inc. was $278,565,267

         Van Kampen Funds Inc. and your Trust have adopted a code of ethics requiring Van Kampen's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust. The Information Supplement contains additional information about the Sponsor.

         If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

         Trustee. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, telephone (800) 221-7668. If you have any questions regarding your account or your Trust, please contact the Trustee at its principal unit investment trust division offices or your financial advisor. The Sponsor does not have access to individual account information. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. Additional information regarding the Trustee is set forth in the Information Supplement, including the Trustee's qualifications and duties, its ability to resign, the effect of a merger involving the Trustee and the Sponsor's ability to remove and replace the Trustee. See "Additional Information".

         Portfolio Administration. The Trusts are not managed funds and, except as provided in the Trust Agreement, bonds generally will not be sold or replaced. The Sponsor may, however, direct that bonds be sold in certain limited situations to protect the Trust based on advice from the Supervisor. These situations may include default in interest or principal payments on the bonds or other obligations of an issuer, an advanced refunding or institution of certain legal proceedings. In addition, the Trustee may sell bonds designated by the Supervisor for purposes of redeeming Units or payment of expenses. The Supervisor will consider a variety of factors in designating bonds to be sold including interest rates, market value and marketability. Except in limited circumstances, the Trustee must reject any offer by an issuer to issue bonds in exchange or substitution for the bonds (such as a refunding or refinancing plan). The Trustee will promptly notify Unitholders of any exchange or substitution. The Information Supplement contains a more detailed description of circumstances in which bonds may be sold or replaced. See "Additional Information".

         Replacement Bonds. No assurance can be given that a Trust will retain its present size or composition because bonds may be sold, redeemed or mature from time to time and the proceeds will be distributed to Unitholders and will not be reinvested. In the event of a failure to deliver any bond that has been purchased under a contract ("Failed Bonds"), the Sponsor is authorized under the Trust Agreement to direct the Trustee to acquire other bonds ("Replacement Bonds") to make up the original portfolio of a Trust. Replacement Bonds must be purchased within 20 days after delivery of the notice of the failed contract and the purchase price (exclusive of accrued interest) may not exceed the amount of funds reserved for the purchase of the Failed Bonds. The Replacement Bonds must be substantially identical to the Failed Bonds in terms of (i) the exemption from federal and state taxation, (ii) maturity, (iii) yield to maturity and current return, (iv) Standard & Poor's or Moody's ratings, and (v) insurance in an Insured Trust. The Trustee shall notify all Unitholders of a Trust within five days after the acquisition of a Replacement Bond and shall make a pro rata distribution of the amount, if any, by which the cost of the Failed Bond exceeded the cost of the Replacement Bond plus accrued interest. If Failed Bonds are not replaced, the Sponsor will refund the sales charge attributable to the Failed Bonds to all Unitholders of the Trust and distribute the principal and accrued interest (at the coupon rate of the Failed Bonds to the date of removal from the Trust) attributable to the Failed Bonds within 30 days after removal. All interest paid to a Unitholder which accrued after the expected date of settlement for Units will be paid by the Sponsor and accordingly will not be treated as tax-exempt income. If Failed Bonds are not replaced, the Estimated Net Annual Interest Income per Unit would be reduced and the Estimated Current Return and Estimated Long-Term Return might be lowered. Unitholders may not be able to reinvest their proceeds in other securities at a yield equal to or in excess of the yield of the Failed Bonds.

         Amendment of Trust Agreement. The Sponsor and the Trustee may amend the Trust Agreement without the consent of Unitholders to correct any provision which may be defective or to make other provisions that will not adversely affect the interest of the Unitholders (as determined in good faith by the Sponsor and the Trustee). The Trust Agreement may not be amended to increase the number of Units or to permit the acquisition of bonds in addition to or in substitution for any of the bonds initially deposited in the Trust, except for the substitution of certain refunding bonds. The Trustee will notify Unitholders of any amendment.

         Termination of Trust Agreement. A Trust will terminate upon the redemption, sale or other disposition of the last bond held in the Trust. A Trust may also be terminated at any time by consent of Unitholders of 51% of the Units then outstanding or by the Trustee when the value of the Trust is less than 20% of the original principal amount of bonds. The Trustee will notify each Unitholder of any termination within a reasonable time and will then liquidate any remaining bonds. The sale of bonds upon termination may result in a lower amount than might otherwise be realized if the sale was not required at that time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of bonds per Unit or value at the time of purchase. The Trustee will distribute to each Unitholder his share of the balance of the Interest and Principal Accounts after deduction of costs, expenses or indemnities. The Unitholder will receive a final distribution statement with this distribution. When the Trustee in its sole discretion determines that any amounts held in reserve are no longer necessary, it will distribute these amounts to Unitholders. The Information Supplement contains further information regarding termination of a Trust. See "Additional Information".

         Limitation on Liabilities. The Sponsor, Supervisor, Evaluator and Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the bonds. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement. The Trustee is not liable for any taxes or governmental charges imposed on the bonds, on it as Trustee under the Trust Agreement or on the Fund which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee and Sponsor may rely on any evaluation furnished by the Evaluator and have no responsibility for the accuracy thereof. Determinations by the Evaluator shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment.

FEDERAL TAX STATUS
--------------------------------------------------------------------------------

         This section summarizes some of the main U.S. federal income tax consequences of owning Units of a Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

         This federal income tax summary is based in part on the advice and opinion of counsel to the Sponsor. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Trust. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

         As with any investment, you should seek advice based on your individual circumstances from your own tax advisor. Assets of the Trust. The Trust will hold various debt obligations (the "Bonds") of state and local governmental entities that constitute debt the interest on which is excluded from gross income for federal income tax purposes. It is possible that the Trust will also hold other assets, including assets that are treated differently for federal income tax purposes from those described above, in which case you will have federal income tax consequences different from or in addition to those described in this section. All of the assets held by the Trust constitute the "Trust Assets." Neither our counsel nor we have analyzed the proper federal income tax treatment of the Trust Assets and thus neither our counsel nor we have reached a conclusion regarding the federal income tax treatment of the Trust Assets.

         Trust Status. If the Trust is at all times operated in accordance with the documents establishing the Trust and certain requirements of federal income tax law are met, the Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of each of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., interest, accruals of original issue discount and market discount, and capital gains, if any) from each Trust Asset when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions reinvested into additional Units. In addition, the income from Trust Assets that you must take into account for federal income tax purposes is not reduced by amounts used to pay sales charges or Trust expenses.

         Exclusion from Gross Income of Interest. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. Neither the Sponsor nor its counsel, have made any special review for the Trust of the proceedings relating to the issuance of the Bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The Internal Revenue Service (the "Service") has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the Service, interest on such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the Service will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the Service, Unit holders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received both prior to and after the date on which interest is determined to be taxable.

         Your pro rata share of interest on the Bonds will be excluded from your gross income for federal income tax purposes to the same extent that such interest would be excluded from your gross income if you directly owned the Bonds. However, such interest may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

         Ownership of the Units may result in collateral federal income tax consequences to certain Unit holders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unit holders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

         If you are a "substantial user" of the facilities financed with the proceeds of certain Bonds, or a related person to a substantial user, you will not be able to exclude from your gross income interest with respect to these Bonds. "Substantial user" and "related person" are defined under federal income tax law.

         For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain bonds is included as an item of tax preference.

         In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding S Corporations, Regulated Investment Companies, Real Estate Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction. "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trust. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as interest on the Bonds in the Trust.

         Your Tax Basis and Income or Loss upon Disposition. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, including sales charges, among the Trust Assets ratably according to their values on the date you acquire your Units. In certain circumstances, however, you may have to adjust your tax basis after you acquire your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

         If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

         Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, also treats certain capital gains as ordinary income in special situations.

         Discount, Accrued Interest and Premium on Bonds. Some Bonds may have been issued with original issue discount. This generally means that the Bonds were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the Bonds, as discussed above. Your basis of each Bond that was issued with original issue discount must be increased as original issue discount accrues.

         Some Bonds may have been purchased by you or your Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Bond over the purchase price of the Bond. Market discount can arise based on the price your Trust pays for a Bond or based on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Bond, when the Bond is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

         Alternatively, some Bonds may have been purchased by you or your Trust at a premium. Generally, if the tax basis of your pro rata portion of any Bond, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You must amortize bond premium on a constant yield basis over the remaining term of the Bond in a manner that takes into account potential call dates and call prices. You cannot deduct amortized bond premium relating to a Bond. The amortized bond premium is treated as a reduction in the tax-exempt interest received. As bond premium is amortized, it reduces your basis in the Bond. The tax basis reduction requirement may result in your realizing a taxable gain when your Units are sold or redeemed for an amount equal to or less than your cost.

         If the price of your Units includes accrued interest on a Bond, you must include the accrued interest in your tax basis in that Bond. When your Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Bond.

         This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Bonds that were issued with original issue discount.

         Exchanges. If you elect to have your proceeds from your Trust rolled over into a future series of the Trust, it is considered a sale for federal income tax purposes and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of your Trusts for units of the next series will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical Trust Assets under the wash sale provisions of the Internal Revenue Code.

         Limitations on the Deductibility of Trust Expenses. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by your Trust to the same extent as if you directly paid the expense. You may be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income. Your ability to deduct Trust expenses is also limited to the extent the expenses are allocable to tax-exempt interest from the Trust.

STATE TRUST RISK FACTORS AND TAX STATUS
--------------------------------------------------------------------------------

         Arizona Risk Factors. The financial condition of the State of Arizona is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Arizona risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Arizona Trust,special counsel to the Trust for Arizona tax matters rendered an opinion under then existing Arizona income tax law applicable to taxpayers whose income is subject to Arizona income taxation substantially to the effect that:

         The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of Arizona (the "State"), its political subdivisions and authorities (the "Arizona Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds") (collectively the Arizona Bonds and Possession Bonds shall be referred to herein as the "Bonds"), provided the interest on such Bonds received by the Trust is exempt from State income taxes.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the Arizona income tax (the "Arizona Income Tax"). We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, it is assumed that with respect to the Arizona Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Bonds is exempt from the Arizona Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions to the effect that the interest on the Possession Bonds is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         In the opinion of special counsel to the Trust, under then existing Arizona law, and based on the assumptions set forth above:

         For Arizona income tax purposes, each Unitholder will be treated as the owner of a pro rata portion of the Arizona Trust, and the income of the Arizona Trust therefore will be treated as the income of the Unitholder under State law.

         For Arizona income tax purposes, interest on the Bonds which is excludable from Federal gross income and which is exempt from Arizona income taxes when received by the Arizona Trust, and which would be excludable from Federal gross income and exempt from Arizona income taxes if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Arizona Trust and distributed to the Unitholders.

         To the extent that interest derived from the Arizona Trust by a Unitholder with respect to the Arizona Bonds is excludable from Federal gross income, such interest will not be subject to Arizona income taxes.

         Interest on the Possession Bonds which is excludable from gross income for Federal tax purposes and is exempt from state and local taxation pursuant to Federal law when received by the Arizona Trust will be exempt from Arizona income taxation and therefore will not be includible in the income of the Unitholders for income tax purposes when distributed by the Arizona Trust and received by the Unitholders.

         Each Unitholder will receive taxable gain or loss for Arizona income tax purposes when Bonds held in the Arizona Trust are sold, exchanged, redeemed or paid at maturity, or when the Unitholder redeems or sells Units, at a price that differs from original cost as adjusted for accretion of Bond discount or amortization of premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Arizona Trust, if later.

         Amounts paid by the Insurer under an insurance policy or policies issued to the Trust, if any, with respect to the Bonds in the Trust which represent maturing interest on defaulted Bonds held by the Trustee will be exempt from State income taxes if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

         Arizona law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Arizona Trust, the interest on which is exempt from Arizona income taxes. Special rules apply to financial institutions, and such institutions should consult their own tax advisors with respect to deductions of interest.

         Neither the Bonds nor the Units will be subject to Arizona property taxes, sales tax or use tax.

         Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of Arizona law. Ownership of the Units may result in collateral Arizona tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         Arkansas Risk Factors. The financial condition of the State of Arkansas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Arkansas risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Arkansas Trust, Special Counsel to each Arkansas Trust for Arkansas tax matters rendered an opinion under then existing Arkansas income tax law applicable to taxpayers whose income is subject to Arkansas income taxation substantially to the effect that:

         The Arkansas Trust is not an association taxable as a corporation or otherwise for purposes of Arkansas income taxation; Each Arkansas Unitholder will be treated as the owner of a pro rata portion of the Arkansas Trust for Arkansas income tax purposes, and will have a taxable event when the Arkansas Trust disposes of a Bond or when the Unitholder sells, exchanges, redeems or otherwise disposes of his Units;

         Any gains realized upon the sale, exchange, maturity, redemption or other disposition of Bonds held by the Arkansas Trust resulting in the distribution of income to Arkansas Unitholders will be subject to Arkansas income taxation to the extent that such income would be subject to Arkansas income taxation if the Bonds were held, sold, exchanged, redeemed or otherwise disposed of by the Arkansas Unitholders; and

         Interest on Bonds, issued by the State of Arkansas, or by or on behalf of political subdivisions, thereof, that would be exempt from Federal income taxation when paid directly to an Arkansas Unitholder will be exempt from Arkansas income taxation when received by the Arkansas Trust and attributed to such Arkansas Unitholder and when distributed to such Arkansas Unitholder.

         California Risk Factors. The financial condition of the State of California is affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by constitutional amendments, legislative measures, or voter initiatives on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors, such as natural disasters, complications with exports and industry deregulation.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning California risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for the California Trust, special counsel to the Trust for California tax matters rendered an opinion under then existing California income tax law applicable to taxpayers whose income is subject to California income taxation substantially to the effect that:

         We have examined the income tax laws of the State of California to determine its applicability to the Trust and to the holders of Units in the Trust who are full-time residents of the State of California ("California Unitholders"). The assets of the Trust will consist of bonds issued by the State of California or a local government of California (the "California Bonds") or by the Commonwealth of Puerto Rico or its authority (the "Possession Bonds") (collectively, the "Bonds"). For purposes of the following opinions, it is assumed that each asset of the Trust is debt, the interest on which is excluded from gross income for Federal income tax purposes.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although Chapman and Cutler LLP expresses no opinion with respect to the issuance of the Bonds, in rendering its opinion expressed herein, it has assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for Federal income tax purposes; and (iii) interest on the Bonds, if received directly by a California Unitholder, would be exempt from the income tax imposed by the State of California that is applicable to individuals, trusts and estates (the "California Personal Income Tax"). This opinion does not address the taxation of persons other than full time residents of California. We have assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for Federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the California Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the California Bonds is exempt from the California Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

         Based upon the foregoing, and upon an investigation of such matters of law as special counsel to the Trust considered to be applicable special counsel to the Trust is of the opinion that, under then existing California law:

         1. The Trust is not an association taxable as a corporation for purposes of the California Corporation Tax Law, and each California Unitholder will be treated as the owner of a pro rata portion of the Trust, and the income of such portion of the Trust will be treated as the income of the California Unitholders under the California Personal Income Tax.

         2. Interest on the Bonds which is exempt from tax under the California Personal Income Tax when received by the Trust and which would be excludable from California taxable income for purposes of the California Personal Income Tax if received directly by a California Unitholder, will be excludable from California taxable income for purposes of the California Personal Income Tax when received by the Trust and distributed to a California Unitholder.

         3. Each California Unitholder of the Trust will generally recognize gain or loss for California Personal Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or when the California Unitholder redeems or sells Units of the Trust, to the extent that such a transaction results in a recognized gain or loss to such California Unitholder for Federal income tax purposes. However, there are certain differences between the recognition of gain or loss for Federal income tax purposes and for California Personal Income Tax purposes, and California Unitholders are advised to consult their own tax advisors. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in a California Unitholder realizing taxable gain for California Personal Income Tax purposes when a Unit is sold or redeemed for an amount equal to or less than its original cost.

         4. Under the California Personal Income Tax, interest on indebtedness incurred or continued by a California Unitholder to purchase Units in the Trust is not deductible for purposes of the California Personal Income Tax.

         This opinion relates only to California Unitholders subject to the California Personal Income Tax. No opinion is expressed with respect to the taxation of California Unitholders subject to the California Corporation Tax Law and such California Unitholders are advised to consult their own tax advisors. Please note, however, that interest on the underlying Bonds attributed to a California Unitholder that is subject to the California Corporation Tax Law may be includible in its gross income for purposes of determining its California franchise tax. We have not examined any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and we express no opinion with respect to taxation under any other provisions of California law. Ownership of the Units may result in collateral California tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         Colorado Risk Factors. The financial condition of the State of Colorado is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Colorado risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Colorado Trust, counsel to the Fund for Colorado tax matters rendered an opinion under then existing Colorado income tax law applicable to taxpayers whose income is subject to Colorado income taxation substantially to the effect that:

         The assets of the Colorado Trust will consist of interest-bearing obligations issued by or on behalf of the State of Colorado ("Colorado") or counties, municipalities, authorities or political subdivisions thereof (the "Colorado Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds") (collectively, the "Bonds") the interest on which is expected to qualify as exempt from Colorado income taxes.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although counsel to the Fund expresses no opinion with respect to the issuance of the Bonds, in rendering its opinion expressed herein, it has assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the income tax imposed by the State that is applicable to individuals and corporations (the"State Income Tax").

         It is assumed that, at the respective times of issuance of the Bonds:
(i) opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities; (ii) with respect to the Colorado Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Colorado Bonds is exempt from the State Income Tax (the "State Income Tax") and, (iii) with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Puerto Rico Bonds is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Colorado Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. This opinion does not address the taxation of persons other than full time residents of Colorado.

         In the opinion of counsel to the Fund, in summary under existing Colorado law:

         1. Because Colorado income tax law is based upon the Federal law, the Colorado Trust is not an association taxable as a corporation for purposes of Colorado income taxation.

         2. With respect to Colorado Unitholders, in view of the relationship between Federal and Colorado tax computations described above:

         (i) Each Colorado Unitholder will be treated as owning a pro rata share of each asset of the Colorado Trust for Colorado income tax purposes in the proportion that the number of Units of such Trust held by the Unitholder bears to the total number of outstanding Units of the Colorado Trust, and the income of the Colorado Trust will therefore be treated as the income of each Colorado Unitholder under Colorado law in the proportion described and an item of income of the Colorado Trust will have the same character in the hands of a Colorado Unitholder as it would have if the Colorado Unitholder directly owned the assets of the Colorado Trust;

         (ii) Interest on Bonds that would not be includible in income for Colorado income tax purposes when paid directly to a Colorado Unitholder will be exempt from Colorado income taxation when received by the Colorado Trust and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder;

         (iii) To the extent that interest income derived from the Colorado Trust by a Unitholder with respect to Puerto Rico Bonds is exempt from state taxation pursuant to 48 U.S.C. 745, such interest will not be subject to the Colorado State Income Tax.

         (iv) Any proceeds paid under an insurance policy or policies. if any, issued to the Colorado Trust with respect to the Bonds in the Colorado Trust which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Colorado adjusted gross income if, and to the same extent as, such interest is so excludable for Federal income tax purposes if paid in the normal course by the issuer notwithstanding that the source of payment is from insurance proceeds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

         (v) Each Colorado Unitholder will realize taxable gain or loss when the Colorado Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) or when the Colorado Unitholder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado Unitholder's share of interest, if any, accruing on Bonds during the interval between the Colorado Unitholder's settlement date and the date such Bonds are delivered to the Colorado Trust, if later);

         (vi) Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Colorado Unitholders realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost; and

         (vii) If interest on indebtedness incurred or continued by a Colorado Unitholder to purchase Units in the Colorado Trust is not deductible for Federal income tax purposes, it also will be non-deductible for Colorado income tax purposes.

         Unitholders should be aware that all tax-exempt interest, including their share of interest on the Bonds paid to the Colorado Trust, is taken into account for purposes of determining eligibility for the Colorado Property Tax/Rent/Heat Rebate.

         Counsel to the Fund has expressed no opinion with respect to taxation under any other provision of Colorado law. Ownership of the Units may result in collateral Colorado tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         Connecticut Risk Factors. The financial condition of the State of Connecticut is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Connecticut risk factors may be obtained upon request to the Sponsor as described in "Additional Information" .

         Tax Status. At the time of the closing for each Connecticut Trust, special counsel to the Fund for Connecticut tax matters rendered an opinion under then existing Connecticut income tax law applicable to taxpayers whose income is subject to Connecticut income taxation substantially to the effect that:

         The assets of the Trust will consist of obligations (the "Bonds"); certain of the Bonds have been issued by or on behalf of the State of Connecticut or its political subdivisions or other public instrumentalities, state or local authorities, districts, or similar public entities created under the laws of the State of Connecticut ("Connecticut Bonds"); the balance of the Bonds have been issued by or on behalf of entities classified for the relevant purposes as territories or possessions of the United States, including one or more of Puerto Rico, Guam, or the Virgin Islands, the interest on the obligations of which Federal law would prohibit Connecticut from taxing if received directly by the Unitholders. Certain Connecticut Bonds in the Trust were issued prior to the enactment of the Connecticut income tax on the Connecticut taxable income of individuals, trusts, and estates (the "Connecticut Income Tax"); therefore, bond counsel to the issuers of such Bonds did not opine as to the exemption of the interest on such Bonds from such tax. However, the Sponsor and special counsel to the Trust for Connecticut tax matters believe that such interest will be so exempt. Interest on other Bonds in the Trust, if any, is, in the opinion of bond counsel to such issuers, exempt from state taxation.

         In the opinion of Day, Berry & Howard LLP, special counsel to the Fund for Connecticut tax matters, which relies explicitly on the opinion of Chapman and Cutler LLP regarding Federal income tax matters, in summary under existing Connecticut law:

         The Trust is not liable for any tax on or measured by net income imposed by the State of Connecticut;

         Interest income of the Trust from a Bond issued by or on behalf of the State of Connecticut, any political subdivision thereof, or public instrumentality, state or local authority, district, or similar public entity created under the laws of the State of Connecticut (a "Connecticut Bond"), or from a Bond issued by United States territories or possessions the interest on which Federal law would prohibit Connecticut from taxing if received directly by a Unitholder from the issuer thereof, is not taxable under the Connecticut tax on the Connecticut taxable income of individuals, trusts, and estates (the "Connecticut Income Tax"), when any such interest is received by the Trust or distributed by it to such a Unitholder;

         Insurance proceeds received by the Trust representing maturing interest on defaulted Bonds held by the Trust are not taxable under the Connecticut Income Tax if, and to the same extent as, such interest would not be taxable thereunder if paid directly to the Trust by the issuer of such Bonds;

         Gains and losses recognized by a Unitholder for Federal income tax purposes upon the maturity, redemption, sale, or other disposition by the Trust of a Bond held by the Trust or upon the redemption, sale, or other disposition of a Unit of the Trust held by a Unitholder are taken into account as gains or losses, respectively, for purposes of the Connecticut Income Tax, except that, in the case of a Unitholder holding a Unit of the Trust as a capital asset, such gains and losses recognized upon the maturity, redemption, sale, or exchange of a Connecticut Bond held by the Trust are excluded from gains and losses taken into account for purposes of such tax, and no opinion is expressed as to the treatment for purposes of such tax of gains and losses recognized, to the extent attributable to Connecticut Bonds, upon the redemption, sale, or other disposition by a Unitholder of a Unit of the Trust held by him;

         The portion of any interest income or capital gain of the Trust that is allocable to a Unitholder that is subject to the Connecticut corporation business tax is includible in the gross income of such Unitholder for purposes of such tax; and

         An interest in a Unit of the Trust that is owned by or attributable to a Connecticut resident at the time of his death is includible in his gross estate for purposes of the Connecticut succession tax and the Connecticut estate tax.

         Generally, a Unitholder recognizes gain or loss for purposes of the Connecticut Income Tax to the same extent as the Unitholder recognizes gain or loss for Federal income tax purposes. Ordinarily this would mean that gain or loss would be recognized by a Unitholder upon the maturity, redemption, sale, or other disposition by the Trust of a Bond held by it, or upon the redemption, sale or other disposition of a Unit of the Trust held by the Unitholder. However, gains and losses from the sale or exchange of Connecticut Bonds held as capital assets are not taken into account for purposes of this tax. Regulations indicate that this rule would apply to gain or loss recognized by a Unitholder holding a Unit of the Trust as a capital asset upon the maturity, redemption, sale, or other disposition of a Connecticut Bond held by the Trust. However, it is not clear whether this rule would also apply, to the extent attributable to Connecticut Bonds held by the Trust, to gain or loss recognized by a Unitholder upon the redemption, sale, or other disposition of a Unit of the Trust held by such Unitholder. Unitholders are urged to consult their own tax advisors concerning these matters.

         Florida Risk Factors. The financial condition of the State of Florida is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Florida risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Florida Trust, special counsel to the Trust for Florida tax matters rendered an opinion under then existing Florida income tax law applicable to taxpayers whose income is subject to Florida income taxation substantially to the effect that:

         The bonds issued by the State of Florida or its political subdivisions (the "Florida Bonds") were accompanied by opinions of bond counsel to the respective issuers thereof to the effect that the Florida Bonds were exempt from the Florida intangibles tax. The bonds issued by Puerto Rico or its authority (the Puerto Rico Bonds, and together with the Florida Bonds, "Bonds") were accompanied by opinions of bond counsel to the respective issuers thereof to the effect that the Puerto Rico Bonds and the interest thereon is exempt from all state and local income taxation.

         Neither the Sponsor nor its counsel have independently reviewed such opinions or examined the Bonds to be deposited in and held by the Florida IM-IT Trust and they have assumed the correctness as of the date of deposit of the opinions of bond counsel and that the Bonds are and will continue to be exempt from such taxes. It is assumed for purposes of the opinion below that the Bonds constitute debt for Federal income tax purposes.

         "Non-Corporate Unitholder" means a Unitholder of the Florida IM-IT Trust who is an individual not subject to the Florida state income tax on corporations under Chapter 220, Florida Statutes and "Corporate Unitholder" means a Unitholder of the Florida IM-IT Trust that is a corporation, bank or savings association or other entity subject to Florida state income tax on corporations or franchise tax imposed on banks or savings associations under Chapter 220, Florida Statutes.

         In the opinion of special counsel to the Trust, in summary under then existing Florida law:

         For Florida state income tax purposes, the Florida IM-IT Trust will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

         Because Florida does not impose an income tax on individuals, Non-Corporate Unitholders residing in Florida will not be subject to any Florida income taxation on income realized by the Florida IM-IT Trust. Any amounts paid to the Florida IM-IT Trust or to Non-Corporate Unitholders under an insurance policy issued to the Florida IM-IT Trust or the Sponsor which represent maturing interest on defaulted obligations held by the Trustee will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

         Corporate Unitholders with commercial domiciles in Florida will be subject to Florida income or franchise taxation on income realized by the Florida IM-IT Trust and on payments of interest pursuant to any insurance policy to the extent such income constitutes "non business income" as defined by Chapter 220, Florida Statutes or is otherwise allocable to Florida under Chapter 220, Florida Statutes. Other Corporate Unitholders will be subject to Florida income or franchise taxation on income realized by the Florida IM-IT Trust (or on payments of interest pursuant to any insurance policy) only to the extent that the income realized does not constitute "non-business income" as defined by Chapter 220, Florida Statutes and if such income is otherwise allocable to Florida under Chapter 220, Florida Statutes. However, no opinion is expressed with respect to the treatment under Chapter 220, Florida Statutes of any such income that is attributable to the Puerto Rico Bonds.

         Units will be subject to Florida estate tax only if held by Florida residents. However, the Florida estate tax is limited to the amount of the credit for state death taxes provided for in Section 2011 of the Internal Revenue Code of 1986, as amended.

         Neither the Bonds nor the Units will be subject to the Florida ad valorem property tax, the Florida intangible personal property tax or the Florida sales or use tax.

         Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Florida law. Ownership of the Units may result in collateral Florida tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         Georgia Risk Factors. The financial condition of the State of Georgia is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Weather conditions may have a significant impact on Georgia's agricultural sector. In the past, widespread flooding in central and southern Georgia has caused extensive damage and destruction of farmland, private residences, businesses and local and state government facilities.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Georgia risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Georgia Trust, special counsel to the Trust for Georgia tax matters rendered an opinion under then existing Georgia income tax law applicable to taxpayers whose income is subject to Georgia income taxation substantially to the effect that:

         The assets of the Georgia IM-IT Trust will consist of interest-bearing obligations issued by or on behalf of the State of Georgia or counties, municipalities, authorities or political subdivisions thereof (the "Georgia Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds," and collectively with the Georgia Bonds, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Georgia IM-IT Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the Georgia income tax (the "Georgia Income Tax"). We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that with respect to the Georgia Bonds, bond counsel to the issuing authorities rendered opinions that interest on the Georgia Bonds is exempt from the Georgia Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Georgia IM-IT Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         In the opinion of special counsel to the Trust, under then existing Georgia law, and based upon the assumptions set forth above:

         (1) For Georgia income tax purposes, the Georgia IM-IT Trust is not an association taxable as a corporation, and the income of the Georgia IM-IT Trust will be treated as the income of the Unitholders. Interest on the Georgia Bonds which is exempt from Georgia income tax when received by the Georgia IM-IT Trust, and which would be exempt from Georgia income tax if received directly by a Unitholder, will retain its status as a tax-exempt interest when distributed by the Georgia IM-IT Trust and received by the Unitholders. Interest on the Possession Bonds which is excludable from gross income for Federal income tax purposes and is exempt from state and local taxation pursuant to Federal law when received by the Georgia IM-IT Trust will be exempt from Georgia income taxation and therefore will not be includible in the income of the Unitholder for Georgia income tax purposes when distributed by the Georgia IM-IT Trust and received by the Unitholders.

         (2) If the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if a Unitholder redeems or sells his Unit, the Unitholder will recognize gain or loss for Georgia income tax purposes to the same extent that gain or loss would be recognized for Federal income tax purposes (except in the case of Bonds issued before March 11, 1987 issued with original issue discount owned by the Georgia IM-IT Trust in which case gain or loss for Georgia income tax purposes may differ from the amount recognized for Federal income tax purposes because original issue discount on such Bonds may be determined by accruing said original issue discount on a ratable basis). Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

         (3) Amounts paid under an insurance policy or policies issued to the Georgia IM-IT Trust, if any, with respect to the Bonds in the Georgia IM-IT Trust which represent maturing interest on defaulted obligations held by the Trustee will be exempt from State income taxes if, and to the extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

         (4) Neither the Bonds nor the Units will be subject to Georgia sales or use tax.

         Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Georgia law. Ownership of the Units may result in collateral Georgia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         Kansas Risk Factors. The financial condition of the State of Kansas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Kansas economy is composed of manufacturing, trade, services and agriculture. Severe weather conditions could have a significant impact on the Kansas economy.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Kansas risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Kansas Trust, special counsel to the Trust for Kansas tax matters, rendered an opinion under then existing Kansas income tax law applicable to taxpayers whose income is subject to Kansas income taxation, assuming interest on the Bonds is excludable from gross income under Section 103 of the Internal Revenue Code of 1986, as amended, substantially to the effect that:

         The Kansas Trust is not an association taxable as a corporation for Kansas income tax purposes;

         Each Unitholder of the Kansas Trust will be treated as the owner of a pro rata portion of the Kansas Trust, and the income and deductions of the Kansas Trust will therefore be treated as income (and deductions) of the Unitholder under Kansas law;

         Interest on Bonds issued after December 31, 1987 by the State of Kansas or any of its political subdivisions will be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than banks, trust companies or savings and loan associations). However, interest on Bonds issued prior to January 1, 1988 by the State of Kansas or any of its political subdivisions will not be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than banks, trust companies or savings and loan associations) unless the laws of the State of Kansas authorizing the issuance of such Bonds specifically exempt the interest on the Bonds from income taxation by the State of Kansas;

         Interest on Bonds issued by the State of Kansas or any of its political subdivisions will be subject to the tax imposed on banks, trust companies and savings and loan associations under Article 11, Chapter 79 of the Kansas statutes;

         Interest on the Bonds which is exempt from Kansas income taxation when received by the Kansas Trust will continue to be exempt when distributed to a Unitholder (other than a bank, trust company or savings and loan association);

         Each Unitholder of the Kansas Trust will recognize gain or loss for Kansas income tax purposes if the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if the Unitholder redeems or sells Units of the Kansas Trust to the extent that such transaction results in a recognized gain or loss for Federal income tax purposes;

         Interest received by the Kansas Trust on the Bonds is exempt from intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law; and

         No opinion is expressed regarding whether the gross earnings derived from the Units is subject to intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law. Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Kansas law. Ownership of the Units may result in collateral Kansas tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         Kentucky Risk Factors. The financial condition of the State of Kentucky is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Kentucky risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Kentucky Trust, the respective counsel to the Kentucky Trusts for Kentucky tax matters rendered an opinion under then existing Kentucky income tax law applicable to taxpayers whose income is subject to Kentucky income taxation substantially to the effect that:

         The assets of the Kentucky Trust will consist of interest-bearing obligations issued by or on behalf of the Commonwealth of Kentucky (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Kentucky Bonds") and by an authority of the Commonwealth of Puerto Rico (the "Possession Bonds") (collectively, the "Bonds").

         Although we express no opinion herein regarding such matters, we have assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the income tax imposed by the Commonwealth of Kentucky that is applicable to individuals and corporations (the "Kentucky State Income Tax"); and (iv) the Bonds are exempt from the ad valorem tax imposed by the Commonwealth of Kentucky. Neither the Sponsor nor its counsel has made any review of the proceedings relating to the issuance of the Bonds or of the bases for the opinions, if any, rendered in connection therewith. This opinion does not address the taxation of persons other than full time residents of Kentucky.

         In the opinion of Chapman and Cutler LLP, counsel to the Sponsor, under existing Kentucky income tax law as of the date of this prospectus and based upon the assumptions above:

         (i) The Kentucky Trust is not an association taxable as a corporation and each Kentucky Unitholder will be treated as the owner of a pro rata portion of the Kentucky Trust, and the income of such portion of the Kentucky Trust will therefore be treated as the income of the Kentucky Unitholder for Kentucky Income Tax purposes;

         (ii) For Kentucky State Income Tax purposes, interest on the Bonds which is excludable from Federal gross income and which is also exempt from taxation under the Kentucky State Income Tax when received by the Kentucky Trust, and which would be excludable from Federal gross income and also exempt from Kentucky State Income Tax if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Kentucky Trust and distributed to the Unitholders.

         (iii) Each Kentucky Unitholder of the Kentucky Trust will recognize gain or loss for Kentucky State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Kentucky Unitholder redeems or sells Units of the Kentucky Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes;

         (iv) Tax reduction requirements relating to amortization of bond premium may, under some circumstances, result in Kentucky Unitholders realizing taxable gain for Kentucky State Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

         (v) State law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Kentucky Trust, the interest on which is exempt from State income taxes.

         (vi) Units of the Kentucky Trust, but only to the extent the same represent an ownership in obligations of the Commonwealth of Kentucky or governmental units of the Commonwealth of Kentucky, the interest on which is excludable from gross income for federal and Kentucky State Income Tax purposes will not be subject to ad valorem taxation by the Commonwealth of Kentucky or any political subdivision thereof; and

         (vii) Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds that represent maturing interest on defaulted obligations held by the Trustee will not be subject to Kentucky State Income Tax if, and to the same extent as, such interest would not have been subject to Kentucky State Income Tax if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies were reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

         Chapman and Cutler LLP expresses no opinion with respect to taxation under any other provision of Kentucky law. Ownership of the Units may result in collateral Kentucky tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         Louisiana Risk Factors. The financial condition of the State of Louisiana is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Louisiana risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Louisiana Trust, Special Counsel to each Louisiana Trust for Louisiana tax matters rendered an opinion under then existing Louisiana income tax law applicable to taxpayers whose income is subject to Louisiana income taxation substantially to the effect that:

         (1) The Louisiana Trust will be treated as a trust for Louisiana income tax purposes and not as an association taxable as a corporation.

         (2) The Louisiana income tax on resident individuals is imposed upon the "tax table income" of resident individuals. The calculation of the "tax table income" of a resident individual begins with Federal adjusted gross income. Certain modifications are specified, but no such modification requires the addition of interest on obligations of the State of Louisiana and its political subdivisions, public corporations created by them and constitutional authorities thereof authorized to issue obligations on their behalf. Accordingly, amounts representing interest excludable from gross income for Federal income tax purposes received by the Louisiana Trust with respect to such obligations will not be taxed to the Louisiana Trust, or, except as provided below, to the resident individual Unitholder, for Louisiana income tax purposes. In addition to the foregoing, interest on the respective Securities may also be exempt from Louisiana income taxes pursuant to the statutes authorizing their issuance.

         (3) To the extent that gain from the sale, exchange or other disposition of obligations held by the Louisiana Trust (whether as a result of a sale or exchange of such obligations by the Louisiana Trust or as a result of a sale or exchange of a Unit by a Unitholder) is includible in the Federal adjusted gross income of a resident individual, such gain will be included in the calculation of the Unitholder's Louisiana taxable income; and

         (4) Gain or loss on the Unit or as to underlying bonds for Louisiana income tax purposes would be determined by taking into account the basis adjustments for Federal income tax purposes described in this Prospectus.

         As no opinion is expressed regarding the Louisiana tax consequences of Unitholders other than individuals who are Louisiana residents, tax counsel should be consulted by other prospective Unitholders. The Internal Revenue Code of 1986, as amended (the "1986 Code"), contains provisions relating to investing in tax-exempt obligations (including, for example, corporate minimum tax provisions which treat certain tax-exempt interest and corporate book income which may include tax-exempt interest, as tax preference items, provisions affecting the deductibility of interest expense by financial institutions) which could have a corresponding effect on the Louisiana tax liability of the Unitholders.

         In rendering the opinions expressed above, counsel has relied upon the opinion of Counsel to the Sponsor that the Louisiana Trust is not an association taxable as corporation for Federal income tax purposes, that each Unitholder of the Louisiana Trust will be treated as the owner of a pro rata portion of such Louisiana Trust under the 1986 Code and that the income of the Louisiana Trust will be treated as income of the Unitholders under the 1986 Code.

         Tax counsel should be consulted as to the other Louisiana tax consequences not specifically considered herein, and as to the Louisiana Tax Status of taxpayers other than Louisiana resident individuals who are Unitholders in the Louisiana Trust. In addition, no opinion is being rendered as to Louisiana tax consequences resulting from any proposed or future Federal or state tax legislation.

         Maine Risk Factors. The financial condition of the State of Maine is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Maine's economy consists of services, trade, government and manufacturing.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Maine risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Maine Trust, special counsel to the Trust for Maine tax matters rendered an opinion under then existing Maine income tax law applicable to taxpayers whose income is subject to Maine income taxation substantially to the effect that:

         The assets of the Maine Trust will consist of interest-bearing obligations issued by or on behalf of the State of Maine (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Maine Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Maine Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) interest on the Maine Bonds, if received directly by a Unitholder, would be exempt from the Maine income tax applicable to individuals, trusts and estates and corporations ("Maine Income Tax"), and (iv) interest on the Bonds will not be taken into account by individuals and corporations in computing an additional tax ("Maine Minimum Tax") imposed under the Maine Income Tax or in the case of corporations, a surcharge ("Maine Corporate Income Tax Surcharge") enacted in 1991 and scheduled to apply to tax years beginning in 1991 and 1992. The opinion set forth below does not address the taxation of persons other than full time residents of Maine.

         In the opinion of special counsel to the Trust under then existing Maine law, and based upon the assumptions set forth above: (1) the Maine Trust is not an association taxable as a corporation, thus each Unitholder of the Trust will be essentially treated as the owner of a pro rata portion of the Maine Trust and the income of such portion of the Maine Trust will be treated as the income of the Unitholder for Maine Income Tax purposes;

         (2) Interest on the Bonds which is exempt from the Maine Income Tax when received by the Maine Trust, and which would be exempt from the Maine Income Tax and the Maine Minimum Tax if received directly by a Unitholder, will retain its status as exempt from the Maine Income Tax and the Maine Minimum Tax when received by the Maine Trust and distributed to the Unitholder;

         (3) to the extent that interest derived from the Maine Trust by a Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to the Maine Income Tax;

         (4) each Unitholder of the Maine Trust will recognize gain or loss for Maine Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Maine Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes; and

         (5) the Maine Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Maine Trust, the interest on which is exempt from the Tax.

         Prospective purchasers subject to the Maine Franchise Tax should be advised that for purposes of the Maine Franchise Tax, interest on the Bonds received by the Trust and distributed to a Unitholder subject to such tax will be added to the Unitholder's Federal taxable income and therefore will be taxable. Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Maine law. Ownership of the Units may result in collateral Maine tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such consequences.

         Maryland Risk Factors. The financial condition of the State of Maryland is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Maryland risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. For a discussion of the Federal tax status of income earned on Maryland Quality Trust Units, see "Federal Tax Status" in Prospectus Part II.

         In the opinion of special counsel to the Trust for Maryland tax matters, in summary under existing Maryland income tax law applicable to taxpayers whose income is subject to Maryland income taxation:

         (1) For Maryland State and local income tax purposes, the Maryland Quality Trust will not be recognized as an association taxable as a corporation, but rather as a fiduciary whose income will not be subject to Maryland state and local income taxation.

         (2) To the extent that interest and accrued original issue discount derived from the Maryland Quality Trust by a Unitholder with respect to the bonds in the Trust is excludable from Federal gross income, such interest will not be subject to Maryland State or local income taxes. Interest paid to a "financial institution" will be subject to the Maryland Franchise Tax.

         (3) In the case of taxpayers who are individuals, Maryland presently imposes an income tax on items of tax preference with reference to such items as defined in the Internal Revenue Code, as amended from time to time, for purposes of calculating the Federal alternative minimum tax. Interest paid on certain private activity bonds constitutes a tax preference item for the purpose of calculating the Federal alternative minimum tax. Accordingly, if the Maryland Quality Trust holds such bonds, 50% of the interest on such bonds in excess of a threshold amount is taxable in Maryland.

         (4) Capital gain, including gain realized by a Unitholder from the redemption, sale or other disposition of a Unit, will be included in the taxable base of Unitholders for Maryland state and local income taxation purposes. However, Maryland defines the taxable net income of individuals as Federal adjusted gross income with certain modifications. Likewise, the Maryland taxable net income of corporations is Federal taxable income with certain modifications. There is available to Maryland income taxpayers a modification which allows those taxpayers to subtract from the Maryland taxable base the gain included in Federal adjusted gross income or Federal taxable income, as the case may be, which is realized from the disposition of obligations issued by the State of Maryland or its political subdivisions by the Maryland Quality Trust. Consequently, by making that modification, a Unitholder who is entitled to make the subtraction modification will not be subject to Maryland state or local income tax with respect to gain realized upon the disposition of obligations issued by the State of Maryland and its political subdivisions by the Maryland Quality Trust. Profit realized by a "financial institution" from the sale or exchange of bonds will be subject to the Maryland Franchise Tax.

         These opinions relate only to the treatment of the Maryland Quality Trust and the Units under the Maryland State and local income tax laws and Maryland franchise tax laws. Unitholders should consult tax counsel as to other Maryland tax consequences not specifically considered in these opinions. For example, no opinion is expressed as to the treatment of the Units under the Maryland inheritance and estate tax laws.

         Massachusetts Risk Factors. The financial condition of the Commonwealth of Massachusetts is affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by statute and voter initiative upon the Commonwealth and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The Commonwealth may be a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently, its ability to pay debt service on its obligations.

         Further information concerning Massachusetts risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Massachusetts Trust, Special Counsel to each Massachusetts Trust for Massachusetts tax matters rendered an opinion under then existing Massachusetts income tax law applicable to taxpayers whose income is subject to Massachusetts income taxation substantially to the effect that:

         In the opinion of special counsel to the Fund, under existing Massachusetts law:

         (1) For Massachusetts income tax purposes, the Trust will be treated as a corporate trust under Section 8 of Chapter 62 of the Massachusetts General Laws and not as a grantor trust under Section 10(e) of Chapter 62 of the Massachusetts General Laws.

         (2) The Trust will not be held to be engaging in business in Massachusetts within the meaning of said Section 8 and will not, therefore, be subject to Massachusetts income tax.

         (3) Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will not be required to include their respective shares of the earnings of or distributions from the Trust in their Massachusetts gross income to the extent that such earnings or distributions represent tax-exempt interest for Federal income tax purposes received by the Trust on obligations issued by Massachusetts, its counties, municipalities, authorities, political subdivisions or instrumentalities or by United States territories or possessions ("Bonds").

         (4) Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will not be required to include their respective shares of the earnings of or distributions from the Trust in their Massachusetts gross income to the extent that such earnings or distributions are derived from proceeds of insurance obtained by the Trust or by the Sponsor or by the issuer or underwriter of an Bond held by the Trust that represent maturing interest on defaulted Bonds held by the Trust, if, and to the same extent that, such earnings or distributions would have been excludable from their gross income if derived from interest paid by the issuer of the defaulted Bond.

         (5) The Trust's capital gains and/or capital losses realized upon disposition of Bonds held by it will be included pro rata as capital gains and/or losses in the gross income of Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws, except where capital gain is specifically exempted from income taxation under acts authorizing issuance of said Bonds.

         (6) Gains or losses realized on sales or redemptions of Units by Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will be includible in their Massachusetts gross income. In determining such gain or loss Massachusetts Unitholders will, to the same extent required for Federal tax purposes, be required to adjust the tax basis for their Units for accrued interest received, if any, on Bonds delivered to the Trustee after the Massachusetts Unitholders pay for their Units, and for amortization of premiums, if any, on the Bonds held by the Trust.

         (7) The Units of the Trust are not subject to any property tax levied by Massachusetts or any political subdivision thereof, nor to any income tax levied by any such political subdivision. They are includible in the gross estate of a deceased Massachusetts Unitholder who is a resident of Massachusetts for purposes of the Massachusetts Estate Tax.

         Michigan Risk Factors. The financial condition of the State of Michigan is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Michigan risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. In the opinion of special counsel to the Trust for Michigan tax matters, in summary under existing Michigan law, the Michigan IM-IT Trust and the owners of Units will be treated for purposes of the Michigan income tax laws and the Single Business Tax in substantially the same manner as they are for purposes of the Federal income tax laws, as currently enacted. Accordingly, we have relied upon the opinion of Messrs. Chapman and Cutler LLP as to the applicability of Federal income tax under the Internal Revenue Code of 1986 to the Michigan IM-IT Trust and the Unitholders.

         Under the income tax laws of the State of Michigan, the Michigan IM-IT Trust is not an association taxable as a corporation; the income of the Michigan IM-IT Trust will be treated as the income of the Unitholders and be deemed to have been received by them when received by the Michigan IM-IT Trust. Interest on the underlying bonds which is exempt from tax under these laws when received by Michigan IM-IT Trust will retain its status as tax exempt interest to the Unitholders.

         For purposes of the foregoing Michigan tax laws, each Unitholder will be considered to have received his pro rata share of bond interest when it is received by the Michigan IM-IT Trust, and each Unitholder will have a taxable event when the Michigan IM-IT Trust disposes of a bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells his Certificate to the extent the transaction constitutes a taxable event for Federal income tax purposes. The tax cost of each unit to a Unitholder will be established and allocated for purposes of these Michigan tax laws in the same manner as such cost is established and allocated for Federal income tax purposes.

         The Michigan Intangibles Tax was totally repealed effective January 1, 1998.

         The Michigan Single Business Tax replaced the tax on corporate and financial institution income under the Michigan Income Tax, and the Intangible Tax with respect to those intangibles of persons subject to the Single Business Tax the income from which would be considered in computing the Single Business Tax. Persons are subject to the Single Business Tax only if they are engaged in "business activity", as defined in the Act. Under the Single Business Tax, both interest received by the Michigan IM-IT Trust on the underlying bonds and any amount distributed from the Michigan IM-IT Trust to a Unitholder, if not included in determining taxable income for Federal income tax purposes, is also not included in the adjusted tax base upon which the Single Business Tax is computed, of either the Michigan IM-IT Trust or the Unitholders. If the Michigan IM-IT Trust or the Unitholders have a taxable event for Federal income tax purposes when the Michigan IM-IT Trust disposes of a bond (whether by sale, exchange, redemption or payment at maturity) or the Unitholder redeems or sells his Certificate, an amount equal to any gain realized from such taxable event which was included in the computation of taxable income for Federal income tax purposes (plus an amount equal to any capital gain of an individual realized in connection with such event but excluded in computing that individual's Federal taxable income) will be included in the tax base against which, after allocation, apportionment and other adjustments, the Single Business Tax is computed. The tax base will be reduced by an amount equal to any capital loss realized from such a taxable event, whether or not the capital loss was deducted in computing Federal taxable income in the year the loss occurred. Unitholders should consult their tax advisor as to their status under Michigan law. The Single Business Tax is being phased-out, with total repeal after December 31, 2009.

         Any proceeds paid under an insurance policy issued to the Trustee of the Trust, or paid under individual policies obtained by issuers of bonds, which, when received by the Unitholders, represent maturing interest on defaulted obligations held by the Trustee, will be excludable from the Michigan income tax laws and the Single Business Tax if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations. While treatment under the Michigan Intangibles Tax is not premised upon the characterization of such proceeds under the Internal Revenue Code, the Michigan Department of Treasury should adopt the same approach as under the Michigan income tax laws and the Single Business Tax.

         As the Tax Reform Act of 1986 eliminated the capital gain deduction for tax years beginning after December 31, 1986, the Federal adjusted gross income, the computation base for the Michigan Income Tax, of a Unitholder will be increased accordingly to the extent such capital gains are realized when the Michigan IM-IT Trust disposes of a bond or when the Unitholder redeems or sells a Unit, to the extent such transaction constitutes a taxable event for Federal income tax purposes.

         Minnesota Risk Factors. The financial condition of the State of Minnesota is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Minnesota risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Minnesota Trust, special counsel to the Trust for Minnesota tax matters rendered an opinion under then existing Minnesota income tax law applicable to taxpayers whose income is subject to Minnesota income taxation substantially to the effect that:

         We understand that the Minnesota Trust will only have income consisting of (i) interest from bonds issued by the State of Minnesota and its political and governmental subdivisions, municipalities and governmental agencies and instrumentalities (the "Minnesota Bonds") and bonds issued by possessions of the United States, including bonds issued by Puerto Rico authorities (the "Possession Bonds" and, collectively with the Minnesota Bonds, the "Bonds") which would be exempt from Federal and Minnesota income taxation when paid directly to an individual, trust or estate, (ii) gain on the disposition of such Bonds, and (iii) proceeds paid under certain insurance policies issued to the Trustee or to the issuers of the Bonds which represent maturing interest or principal payments on defaulted Bonds held by the Trustee.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) the interest thereon is exempt from the income tax imposed by Minnesota that is applicable to individuals, trusts and estates (the "Minnesota Income Tax"). It should be noted that interest on the Minnesota Bonds is subject to tax in the case of corporations subject to the Minnesota Corporate Franchise Tax or the Corporate Alternative Minimum Tax and is a factor in the computation of the Minimum Fee applicable to financial institutions. The opinion set forth below does not address the taxation of persons other than full time residents of Minnesota. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that with respect to the Minnesota Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Minnesota Bonds is exempt from the Minnesota Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Minnesota Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         Although Minnesota state law provides that interest on Minnesota Bonds is exempt from Minnesota state income taxation, the Minnesota state legislature has enacted a statement of intent that interest on the Minnesota Bonds should be subject to Minnesota state income taxation if it is judicially determined that the exemption discriminates against interstate commerce, effective for the calendar year in which such a decision becomes final. It cannot be predicted whether a court would render such a decision or whether, as a result thereof, interest on Minnesota Bonds and therefore distributions by the Minnesota Trust would become subject to Minnesota state income taxation.

         In the opinion of special counsel to the Trust, under then existing Minnesota law, and based upon the assumptions set forth above:

         (1) The Minnesota Trust is not an association taxable as a corporation;

         (2) Income on the Bonds which is excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Minnesota Trust and which would be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax if received directly by a Unitholder will be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Minnesota Trust and distributed to such Unitholder;

         (3) To the extent that interest on certain Bonds (except with respect to Possession Bonds, as to which no opinion is expressed), if any, is includible in the computation of "alternative minimum taxable income" for Federal income tax purposes, such interest will also be includible in the computation of "alternative minimum taxable income" for purposes of the Minnesota Alternative Minimum Tax imposed on individuals, estates and trusts;

         (4) Each Unitholder of the Minnesota Trust will recognize gain or loss for Minnesota Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Minnesota Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes;

         (5) Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain for Minnesota Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

         (6) Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds or the Trustee which represent maturing interest on defaulted obligations held by the Trustee will be excludible from Minnesota net income if, and to the same extent as, such interest would have been so excludible from Minnesota net income if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds; and

         (7) To the extent that interest derived from the Minnesota Trust by a Unitholder with respect to any Possession Bonds would be excludible from gross income for Federal income tax purposes and would be exempt from state and local taxation pursuant to Federal law if the Unitholder directly owned the Possession Bonds, such interest will not be subject to the Minnesota Income Tax when distributed by the Minnesota Trust and received by the Unitholders. As noted above, we have expressed no opinion as to the treatment of interest on the Possession Bonds for purposes of the Minnesota Corporate Franchise Tax or the Alternative Minimum Tax or whether it is a factor in the computation of the Minimum Fee applicable to financial institutions. Although a Federal statute currently provides that bonds issued by the Government of Puerto Rico, or by its authority, are exempt from all state and local taxation, the Supreme Court of Minnesota has held that interest earned on bonds issued by the Government of Puerto Rico may be included in taxable net income for purposes of computing the Minnesota bank excise tax. The State of Minnesota could apply the same reasoning in determining whether interest on the Possession Bonds is subject to the taxes listed above on which we express no opinion.

         We have not examined any of the Bonds to be deposited and held in the Minnesota Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinions to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder. Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Minnesota law. Ownership of the Units may result in collateral Minnesota tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         Missouri Risk Factors. The financial condition of the State of Missouri is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the state and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Missouri risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Missouri Trust, special counsel to the Trust for Missouri tax matters rendered an opinion under then existing Missouri income tax law applicable to taxpayers whose income is subject to Missouri income taxation substantially to the effect that:

         The assets of the Missouri IM-IT Trust will consist of debt obligations issued by or on behalf of the State of Missouri (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Missouri Bonds") or by the Commonwealth of Puerto Rico or an authority thereof (the "Possession Bonds") (collectively, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Missouri IM-IT Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the Missouri income tax applicable to individuals and corporations ("Missouri State Income Tax"). It is assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for Federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Missouri Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Missouri Bonds is exempt from the Missouri State Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Missouri IM-IT Trust of the proceedings relating to the issuance of the Bonds or the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of Missouri.

         In the opinion of special counsel to the Trust, under then existing Missouri law, and based on the assumptions set forth above:

         (1) The Missouri IM-IT Trust is not an association taxable as a corporation for Missouri income tax purposes, and each Unitholder of the Missouri IM-IT Trust will be treated as the owner of a pro rata portion of the Missouri IM-IT Trust and the income of such portion of the Missouri IM-IT Trust will be treated as the income of the Unitholder for Missouri State Income Tax purposes.

         (2) Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Missouri State Income Tax if received directly by a Unitholder will be exempt from the Missouri State Income Tax when received by the Missouri IM-IT Trust and distributed to such Unitholder; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri IM-IT Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

         (3) Each Unitholder of the Missouri IM-IT Trust will recognize gain or loss for Missouri State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale, payment at maturity or otherwise) or if the Unitholder redeems or sells Units of the Missouri IM-IT Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

         (4) Any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for Federal income tax purposes will be excludable from the Missouri State Income Tax to the same extent as such interest would have been so excludible if paid by the issuer of such Bonds held by the Missouri IM-IT Trust; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri IM-IT Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

         (5) The Missouri State Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such tax.

         (6) The Missouri IM-IT Trust will not be subject to the Kansas City, Missouri Earnings and Profits Tax and each Unitholder's share of income of the Bonds held by the Missouri IM-IT Trust will not generally be subject to the Kansas City, Missouri Earnings and Profits Tax or the City of St. Louis Earnings Tax (except that no opinion is expressed in the case of certain Unitholders, including corporations, otherwise subject to the St. Louis City Earnings Tax).

         Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Missouri law. Ownership of the Units may result in collateral Missouri tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         Nebraska Risk Factors. The financial condition of the State of Nebraska is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Nebraska risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Nebraska Trust, special counsel to the Trust for Nebraska tax matters rendered an opinion under then existing Nebraska income tax law applicable to taxpayers whose income is subject to Nebraska income taxation substantially to the effect that:

         The assets of the Nebraska Trust will consist of interest-bearing obligations issued by or on behalf of the State of Nebraska (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Nebraska Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Nebraska Trust. With respect to certain Nebraska Bonds which may be held by the Nebraska Trust, the opinions of bond counsel to the issuing authorities for such Bonds have indicated that the interest on such Bonds is included in computing the Nebraska Alternative Minimum Tax imposed by Section 77-2715 (2) of the Revised Nebraska Statutes (the "Nebraska Minimum Taxes") (the "Nebraska AMT Bonds"). However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) none of the Bonds (other than the Nebraska AMT Bonds, if any) are "specified private activity bonds" the interest on which is included as an item of tax preference in the computation of the Alternative Minimum Tax for federal income tax purposes, (iv) interest on the Nebraska Bonds (other than the Nebraska AMT Bonds, if any), if received directly by a Unitholder, would be exempt from both the Nebraska income tax, imposed by
Section 77-2714 et seq. of the Revised Nebraska Statutes (other than the Nebraska Minimum Tax) (the "Nebraska State Income Tax") and the Nebraska Minimum Tax imposed by Section 77-2715 (2) of the Revised Nebraska Statutes (the "Nebraska Minimum Tax"), and (v) interest on the Nebraska AMT Bonds, if any, if received directly by a Unitholder, would be exempt from the Nebraska State Income Tax. The opinion set forth below does not address the taxation of persons other than full time residents of Nebraska.

         In the opinion of special counsel to the Trust, under then existing Nebraska law and based upon the assumptions set forth above:

         (1) The Nebraska Trust is not an association taxable as a corporation, each Unitholder of the Nebraska Trust will be treated as the owner of a pro rata portion of the Nebraska Trust, and the income of such portion of the Nebraska Trust will therefore be treated as the income of the Unitholder for both Nebraska State Income Tax and Nebraska Minimum Tax purposes;

         (2) Interest on the Bonds which is exempt from both the Nebraska State Income Tax and the Nebraska Minimum Tax when received by the Nebraska Trust, and which would be exempt from both the Nebraska State Income Tax and the Nebraska Minimum Tax if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Nebraska Trust and distributed to a Unitholder;

         (3) Interest on the Nebraska AMT Bonds, if any, which is exempt from the Nebraska State Income Tax but is included in the computation of the Nebraska Minimum Tax when received by the Nebraska Trust, and which would be exempt from the Nebraska State Income Tax but would be included in the computation of the Nebraska Minimum Tax if received directly by a Unitholder, will retain its status as exempt from the Nebraska State Income Tax but included in the computation of the Nebraska Minimum Tax when received by the Nebraska Trust and distributed to a Unitholder;

         (4) To the extent that interest derived from the Nebraska Trust by a Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to either the Nebraska State Income Tax or the Nebraska Minimum Tax;

         (5) Each Unitholder of the Nebraska Trust will recognize gain or loss for both Nebraska State Income Tax and Nebraska Minimum Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Nebraska Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes;

         (6) The Nebraska State Income Tax does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Nebraska Trust, the interest on which is exempt from such tax; and

         (7) In the case of a Unitholder subject to the State financial institutions franchise tax, the income derived by such Unitholder from his pro rata portion of the Bonds held by the Nebraska Trust may affect the determination of such Unitholder's maximum franchise tax.

         We have not examined any of the Bonds to be deposited and held in the Nebraska Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from either the Nebraska State Income Tax or the Nebraska Minimum Tax of interest on the Nebraska Bonds if received directly by a Unitholder.

         Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Nebraska law. Ownership of the Units may result in collateral Nebraska tax consequences to certain taxpayers. Prospective investors should consult their own tax advisors as to the applicability of any such collateral consequences.

         New Jersey Risk Factors. The financial condition of the State of New Jersey is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning New Jersey risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. For a discussion of the Federal tax status of income earned on New Jersey IM-IT Trust Units, see "Federal Tax Status" in Prospectus Part II as supplemented by the section entitled "Federal Tax Status" below.

         In the opinion of special counsel to the Trust for New Jersey tax matters, in summary under existing law:

         (1) The New Jersey IM-IT Trust will be recognized as a trust and not an association taxable as a corporation. The New Jersey IM-IT Trust will not be subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax.

         (2) With respect to the non-corporate Unitholders who are residents of New Jersey, the income of the New Jersey IM-IT Trust which is allocable to each such Unitholder will be treated as the income of such Unitholder under the New Jersey Gross Income Tax. Interest on the underlying bonds which would be exempt from New Jersey Gross Income Tax if directly received by such Unitholder will retain its status as tax-exempt interest when received by the New Jersey IM-IT Trust and distributed to such Unitholder. Any proceeds paid under the insurance policy issued to the Trustee of the New Jersey IM-IT Trust with respect to the bonds or under individual policies obtained by issuers of bonds which represent maturing interest on defaulted obligations held by the Trustee will be exempt from New Jersey Gross Income Tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations.

         (3) A non-corporate Unitholder will not be subject to the New Jersey Gross Income Tax on any gain realized either when the New Jersey IM-IT Trust disposes of a bond (whether by sale, exchange, redemption, or payment at maturity), when the Unitholder redeems or sells his Units or upon payment of any proceeds under the insurance policy issued to the Trustee of the New Jersey IM-IT Trust with respect to the bonds or under individual policies obtained by issuers of bonds which represent maturing principal on defaulted obligations held by the Trustee. Any loss realized on such disposition may not be utilized to offset gains realized by such Unitholder on the disposition of assets the gain on which is subject to the New Jersey Gross Income Tax.

         (4) Units of the New Jersey IM-IT Trust may be taxable on the death of a Unitholder under the New Jersey Transfer Inheritance Tax Law or the New Jersey Estate Tax Law.

         (5) If a Unitholder is a corporation subject to the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, interest from the bonds in the New Jersey IM-IT Trust which is allocable to such corporation will be includible in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, less any interest expense incurred to carry such investment to the extent such interest expense has not been deducted in computing Federal taxable income. Net gains derived by such corporation on the disposition of the bonds by the New Jersey IM-IT Trust or on the disposition of its Units will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax. Any proceeds paid under the insurance policy issued to the Trustee of the New Jersey IM-IT Trust with respect to the bonds or under individual policies obtained by issuers of bonds which represent maturing interest or maturing principal on defaulted obligations held by the Trustee will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax if, and to the same extent as, such interest or proceeds would have been so included if paid by the issuer of the defaulted obligations.

         New Mexico Risk Factors. The financial condition of the State of New Mexico is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economy is composed of energy resources, services, construction and trade. These industries tend to be highly cyclical. Tourism is also one of the State's important industries. Because many international travelers visit New Mexico, an increase in the value of the U.S. dollar adversely affects this industry. Moreover, New Mexico could be impacted by problems in the agricultural sector, including crop failures, severe weather conditions or other agricultural-related problems.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning New Mexico risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each New Mexico Trust, special counsel to the Trust for New Mexico tax matters rendered an opinion under then existing New Mexico income tax law applicable to taxpayers whose income is subject to New Mexico income taxation substantially to the effect that:

         The assets of the New Mexico Trust will consist of interest-bearing obligations issued by or on behalf of the State of New Mexico ("New Mexico") or counties, municipalities, authorities or political subdivisions thereof (the "New Mexico Bonds"), and by the Commonwealth of Puerto Rico, Guam, or the Virgin Islands (collectively the "Possession Bonds") (collectively the New Mexico Bonds and the Possession Bonds shall be referred to herein as the "Bonds") the interest on which is expected to qualify as exempt from New Mexico income taxes.

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the New Mexico Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the New Mexico income taxes applicable to individuals and corporations (collectively, the "New Mexico State Income Tax"). At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the New Mexico Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the New Mexico State Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the New Mexico Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of New Mexico.

         In the opinion of special counsel to the Trust for New Mexico tax matters under then existing New Mexico law and based upon the assumptions set forth above:

         (1) The New Mexico Trust will not be subject to tax under the New Mexico State Income Tax.

         (2) Interest on the Bonds which is exempt from the New Mexico State Income Tax when received by the New Mexico Trust, and which would be exempt from the New Mexico State Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the New Mexico Trust and distributed to such Unitholder provided that the New Mexico Trust complies with the reporting requirements contained in the New Mexico State Income Tax regulations.

         (3) To the extent that interest income derived from the New Mexico Trust by a Unitholder with respect to Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a or 48 U.S.C. Section 1403, such interest income will not be subject to New Mexico State Income Tax.

         (4) Each Unitholder will recognize gain or loss for New Mexico Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the New Mexico Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes.

         (5) The New Mexico State Income Tax does not permit a deduction of interest paid on indebtedness or other expenses incurred (or continued) in connection with the purchase or carrying of Units in the New Mexico Trust to the extent that interest income related to the ownership of Units is exempt from the New Mexico State Income Tax.

         Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provisions of New Mexico law. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. Investors should consult their tax advisors regarding collateral tax consequences under New Mexico law relating to the ownership of the Units, including, but not limited to, the inclusion of income attributable to ownership of the Units in "modified gross income" for purposes of determining eligibility for and the amount of the low income comprehensive tax rebate, the child day care credit, and the elderly taxpayers' property tax rebate, and the applicability of other New Mexico taxes, such as the New Mexico estate tax.

         New York Risk Factors. The financial condition of the State of New York is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be influenced by the financial health of the City of New York, which, due to the terrorist attacks on the World Trade Center on September 11, 2001, has been weakened. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

         The State may be party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning New York risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. In the opinion of special counsel to the Trust for New York tax matters, in summary under existing New York law, the New York IM-IT Trust is not an association taxable as a corporation and the income of the New York IM-IT Trust will be treated as the income of the Unitholders under the income tax laws of the State and City of New York. Individuals who reside in New York State or City will not be subject to State and City tax on interest income which is exempt from Federal income tax under section 103 of the Internal Revenue Code of 1986 and derived from obligations of New York State or a political subdivision thereof or of the Government of Puerto Rico or a political subdivision thereof or of the Government of Guam or its authorities, although they will be subject to New York State and City tax with respect to any gains realized when such obligations are sold, redeemed or paid at maturity or when any such Units are sold or redeemed.

         North Carolina Risk Factors. The financial condition of the State of North Carolina is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning North Carolina risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. The portfolio of the North Carolina Quality Trust consists of bonds issued by the State of North Carolina or municipalities, authorities or political subdivisions thereof (the "North Carolina Bonds") or by territories or possessions of the United States. We have assumed for the purposes of this opinion that the issuers of bonds other than North Carolina Bonds will be limited to the Commonwealth of Puerto Rico, the United States Virgin Islands or Guam, or their respective public authorities (collectively, the "Possession Bonds") (the North Carolina Bonds and the Possession Bonds are sometimes referred to herein as the "Bonds").

         In the opinion of special counsel to the Fund for North Carolina tax matters, in summary under existing North Carolina law, upon the establishing of the North Carolina Quality Trust and the Units thereunder:

         (1) The North Carolina Quality Trust is not an "association" taxable as a corporation under North Carolina law with the result that income of the North Carolina Quality Trust will be deemed to be income of the Unitholders.

         (2) Interest on the Bonds that is exempt from North Carolina income tax when received by the North Carolina Quality Trust will retain its tax-exempt status when received by the Unitholders.

         (3) Unitholders will realize a taxable event when the North Carolina Quality Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when a Unitholder redeems or sells his Units (or any of them), and taxable gains for Federal income tax purposes may result in gain taxable as ordinary income for North Carolina income tax purposes. However, when a Bond has been issued under an act of the North Carolina General Assembly that provides that all income from such Bond, including any profit made from the sale thereof, shall be free from all taxation by the State of North Carolina, any such profit received by the North Carolina Quality Trust will retain its tax-exempt status in the hands of the Unitholders.

         (4) Unitholders must amortize their proportionate shares of any premium on a Bond. Amortization for each taxable year is accomplished by lowering the Unitholder's basis (as adjusted) in his Units with no deduction against gross income for the year.

         The opinion of special counsel is based, in part, on the opinion of Chapman and Cutler LLP regarding Federal tax status.

         Ohio Risk Factors. The financial condition of the State of Ohio is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its fiscal year or fiscal biennium in a deficit position.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Ohio economy continues to rely in part on durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. Yet, the Ohio economy has become more diversified with expansion into the service and other non-manufacturing sectors.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Ohio risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         For a discussion of the Federal tax status of income earned on tax Ohio Trust Units, see "Federal Tax Status" in Prospectus Part II as supplemented by the section entitled "Federal Tax Status" below.

         In the opinion of special counsel to the Trust for Ohio tax matters, assuming the Ohio IM-IT continues to qualify as a grantor trust under Section 676(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that at all times at least fifty percent (50%) of the total assets of the Ohio IM-IT will consist of interest-bearing Obligations of the State of Ohio or its political subdivisions or similar obligations of other states or their political subdivisions under existing law:

         (1) The Ohio IM-IT Trust is not taxable as a corporation or otherwise for purposes of the Ohio personal income tax, school district or municipal income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax.

         (2) Distributions with respect to Units of the Ohio IM-IT Trust ("Distributions") will be treated as the income of the Unitholders for purposes of the Ohio personal income tax, and school district and municipal income taxes in Ohio and the Ohio corporation franchise tax in proportion to the respective interest therein of each Unitholder.

         (3) Distributions properly attributable to interest on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations") held by the Trust are exempt from the Ohio personal income tax, school district and municipal income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

         (4) Distributions properly attributable to interest on obligations issued by the governments of Puerto Rico, the Virgin Islands or Guam ("Territorial Obligations") held by the Ohio IM-IT Trust the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio and, provided such interest is excluded from gross income for Federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

         (5) Distributions properly attributable to proceeds of insurance paid to the Ohio IM-IT Trust that represent maturing or matured interest on defaulted obligations held by the Ohio IM-IT Trust and that are excluded from gross income for Federal income tax purposes will be exempt from Ohio personal income tax, and school district and municipal income taxes in Ohio and the net income base of the Ohio corporation franchise tax.

         (6) Distributions of profit made on the sale, exchange or other disposition by the Ohio IM-IT Trust of Ohio Obligations, including distributions of "capital gain dividends" as defined in Section 852(b)(3)(C) of the Code, properly attributable to the sale, exchange or other disposition of Ohio Obligations are exempt from Ohio personal income tax, and school district and municipal income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax.

         Oklahoma Risk Factors. The financial condition of the State of Oklahoma is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Oklahoma has broadened its economic base to rely less on petroleum and agriculture and has expanded in manufacturing. These industries tend to be highly cyclical and there is no assurance that Oklahoma's current expansionary phase will continue.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Oklahoma risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Oklahoma Trust, special counsel to the Trust for Oklahoma tax matters rendered an opinion under then existing Oklahoma income tax law applicable to taxpayers whose income is subject to Oklahoma income taxation substantially to the effect that:

         The assets of the Oklahoma Trust will consist of interest-bearing obligations issued by or on behalf of the State of Oklahoma (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Oklahoma Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds"). At the respective times of issuance of the Oklahoma Bonds, certain, but not necessarily all, of the issues of the Oklahoma Bonds may have been accompanied by an opinion of bond counsel to the respective issuing authorities that interest on such Oklahoma Bonds (the "Oklahoma Tax-Exempt Bonds") are exempt from the income tax imposed by the State of Oklahoma that is applicable to individuals and corporations (the "Oklahoma State Income Tax"). The Oklahoma Trust may include Oklahoma Bonds the interest on which is subject to the Oklahoma State Income Tax (the "Oklahoma Taxable Bonds"). See "Portfolio" which indicates by footnote which Oklahoma Bonds are Oklahoma Tax-Exempt Bonds (all other Oklahoma Bonds included in the portfolio are Oklahoma Taxable Bonds).

         Neither the Sponsor nor its counsel has independently examined the Bonds to be deposited in and held in the Oklahoma Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Oklahoma Tax-Exempt Bonds and the Possession Bonds, if received directly by a Unitholder, would be exempt from the Oklahoma State Income Tax. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Oklahoma Tax-Exempt Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oklahoma State Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the Oklahoma Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of Oklahoma.

         In the opinion of special counsel to the Trust for Oklahoma tax matters, under then existing Oklahoma law and based upon the assumptions set forth above:

         (1) For Oklahoma State Income Tax purposes, the Oklahoma Trust is not an association taxable as a corporation, each Unitholder of the Trust will be treated as the owner of a pro rata portion of the Oklahoma Trust and the income of such portion of the Oklahoma Trust will be treated as the income of the Unitholder.

         (2) Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Oklahoma State Income Tax if received directly by a Unitholder will be exempt from the Oklahoma State Income Tax when received by the Trust and distributed to such Unitholder. A Unitholder's pro rata portion of any interest paid and original issue discount, if any, on the Bonds which would be subject to the Oklahoma State Income Tax if received directly by a Unitholder, including, for example interest paid and original issue discount, if any, on the Oklahoma Taxable Bonds, will be taxable to such Unitholder for Oklahoma State Income Tax purposes when received by the Oklahoma Trust.

         (3) To the extent that interest paid and original issue discount, if any, derived from the Oklahoma Trust by a Unitholder with respect to Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a, and 48 U.S.C. Section 1403, such interest paid and original issue discount, if any, will not be subject to the Oklahoma State Income Tax.

         (4) Each Unitholder of the Oklahoma Trust will recognize gain or loss for Oklahoma State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale, payment at maturity or otherwise) or if the Unitholder redeems or sells Units of the Oklahoma Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount equal to their original cost.

         (5) Although no opinion is expressed herein, we have been informally advised by the Oklahoma Tax Commission that any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for Federal income tax purposes should be excludable from the Oklahoma State Income Tax to the same extent as such interest would have been if paid by the issuer of such Bonds held by the Oklahoma Trust provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

         (6) The Oklahoma State Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Oklahoma Trust, the interest on which is exempt from such tax if such interest is not deductible for Federal income tax purposes. Special rules apply in the case of certain banks and financial institutions.

         Title 68 Section 1201 of the Oklahoma Statutes Annotated imposes a franchise tax on "corporations" and certain other organizations organized under the laws of or qualified to do or doing business in, the State of Oklahoma. Recent Oklahoma administrative guidance has indicated that a Federal grantor trust (a fixed investment trust) is characterized as a business trust and thus a corporation for estate tax purposes. Accordingly, the Oklahoma Tax Commission may hold that all fixed unit investment trusts are corporations subject to the Oklahoma franchise tax. Although Chapman and Cutler LLP expresses no opinion with respect to taxation of the Oklahoma Trust for Oklahoma franchise tax purposes, there is a reasonable basis to conclude that the Oklahoma Trust is not subject to the Oklahoma franchise tax because the Trust would not be considered as "doing business" within the State. The Oklahoma franchise tax is equal to $1.25 per $1,000 of the capital used, invested or employed in the State of Oklahoma not to exceed $20,000 per year.

         Under recently enacted Oklahoma legislation, a pass-through entity must withhold income tax at a rate of five percent of the Oklahoma share of income of the entity distributed to each nonresident member. A "pass-through entity" is defined to include a trust that is not taxed as a corporation for Federal income tax purposes and a "member" is defined to include a beneficiary of a trust. Special counsel has expressed no opinion as to the applicability of this provision to amounts distributed by the Oklahoma Trust.

         The scope of this opinion is expressly limited to the matters set forth herein, and we express no other opinions of law with respect to the state or local taxation of the Oklahoma Trust, the purchase, ownership or disposition of Units or the Unitholders under Oklahoma law. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Oklahoma Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oklahoma Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Oklahoma Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         Oregon Risk Factors. The financial condition of the State of Oregon is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Oregon risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Oregon Trust, special counsel to the Trust for Oregon tax matters rendered an opinion under then existing Oregon income tax law applicable to taxpayers whose income is subject to Oregon income taxation substantially to the effect that:

         The assets of the Oregon Trust will consist of interest-bearing obligations issued by or on behalf of the State of Oregon (the "State") or counties, municipalities, authorities or political subdivisions thereof (the "Oregon Bonds") or by the Commonwealth of Puerto Rico, Guam and the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds"). Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Oregon Trust. Although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for Federal income tax purposes; and (iii) interest on the Bonds, if received directly by an Oregon Unitholder, would be exempt from the Oregon income tax applicable to individuals (the "Oregon Personal Income Tax").

         In the opinion of counsel to the Trust, under then existing Oregon law and based on the assumptions set forth above: The Oregon Trust is not an association taxable as a corporation and based upon an administrative rule of the Oregon State Department of Revenue, each Oregon Unitholder of the Oregon Trust will be essentially treated as the owner of a pro rata portion of the Oregon Trust and the income of such portion of the Oregon Trust will be treated as the income of the Oregon Unitholder for Oregon Personal Income Tax purposes;

         Interest on the Bonds which is exempt from the Oregon Personal Income Tax when received by the Oregon Trust, and which would be exempt from the Oregon Personal Income Tax if received directly by an Oregon Unitholder, will retain its status as exempt from such tax when received by the Oregon Trust and distributed to an Oregon Unitholder;

         To the extent that interest derived from the Oregon Trust by an Oregon Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to the Oregon Personal Income Tax;

         Each Oregon Unitholder of the Oregon Trust will recognize gain or loss for Oregon Personal Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale, payment at maturity or otherwise) or if the Oregon Unitholder redeems or sells Units of the Oregon Trust to the extent that such a transaction results in a recognized gain or loss to such Oregon Unitholder for Federal income tax purposes; and

         The Oregon Personal Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Oregon Trust, the interest on which is exempt from such tax.

         Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Oregon Law. Ownership of the Units may result in collateral Oregon tax consequences to certain tax payers.

         Counsel to the Sponsor has not examined any of the Bonds to be deposited and held in the Oregon Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto and therefore it expresses no opinion as to the exemption from the Oregon Personal Income Tax of interest on the Bonds if received directly by an Oregon Unitholder. In addition, prospective purchasers subject to the Oregon corporate income tax should be advised that for purposes of the Oregon Corporate Income (Excise) Tax, interest on the Bonds received by the Oregon Trust and distributed to an Oregon Unitholder subject to such tax will be added to the corporate Oregon Unitholder's Federal taxable income and therefore will be taxable. No opinion is expressed regarding the Oregon taxation of foreign or domestic insurance companies. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the Oregon Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oregon Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Oregon Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         Pennsylvania Risk Factors. The financial condition of the Commonwealth of Pennsylvania is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Historically, the economy of the Commonwealth has been dependent on heavy industry and manufacturing. Growth in the Commonwealth economy has more recently been in the service sector, including trade, health services and educational institutions. Growth in these sectors may be affected by Federal funding and state legislation.

         The Commonwealth may be a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Pennsylvania risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. We have examined certain laws of the Commonwealth of Pennsylvania (the "Commonwealth") to determine their applicability to the Pennsylvania IM-IT Trust and to the holders of Units in the Pennsylvania IM-IT Trust who are residents of the Commonwealth of Pennsylvania (the "Unitholders"). The assets of the Pennsylvania IM-IT Trust will consist of interest-bearing obligations issued by or on behalf of the Commonwealth, any public authority, commission, board or other agency created by the Commonwealth or a political subdivision of the Commonwealth, or political subdivisions thereof (the "Pennsylvania Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds", and, collectively with the Pennsylvania Bonds, the "Bonds"). Distributions of income with respect to the Bonds received by the Pennsylvania IM-IT Trust will be made monthly.

         At the time of the closing for the Pennsylvania IM-IT Trust, special counsel for the Pennsylvania IM-IT Trust for Pennsylvania tax matters rendered an opinion under then existing Pennsylvania income tax law applicable to taxpayers whose income is subject to Pennsylvania income taxation substantially to the effect that:

         Although we express no opinion with respect thereto, in rendering the opinion expressed herein, we have assumed that: (i) the Bonds were validly issued by the Commonwealth or its municipalities, or by the Commonwealth of Puerto Rico, as the case may be, (ii) the interest thereon is excludable from gross income for Federal income tax purposes, (iii) the interest thereon is exempt from Pennsylvania Commonwealth and local taxes and (iv) with respect to the Puerto Rico Bonds, the Puerto Rico Bonds and the interest thereon are exempt from all state and local taxation. This opinion does not address the taxation of persons other than full-time residents of Pennsylvania.

         In the opinion of special counsel for the Trust for Pennsylvania tax matters, under then existing Pennsylvania law and based upon the assumptions set forth above:

         (1) The Pennsylvania IM-IT Trust will have no tax liability for purposes of the personal income tax (the "Personal Income Tax"), the corporate income tax (the "Corporate Income Tax") and the capital stock-franchise tax (the "Franchise Tax"), all of which are imposed under the Pennsylvania Tax Reform Code of 1971, or the Philadelphia School District Investment Net Income Tax (the "Philadelphia School Tax") imposed under Section 19-1804 of the Philadelphia Code of Ordinances.

         (2) Interest on the Bonds, net of Pennsylvania IM-IT Trust expenses, which is exempt from the Personal Income Tax and the Corporate Income Tax when received by the Pennsylvania IM-IT Trust and which would be exempt from such tax if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Pennsylvania IM-IT Trust and distributed to such Unitholder. Interest on the Pennsylvania Bonds which is exempt from the Philadelphia School Tax when received by the Pennsylvania IM-IT Trust and which would be exempt from such tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Pennsylvania IM-IT Trust and distributed to such Unitholder. We express no opinion with respect to the treatment of distributions from the Pennsylvania IM-IT Trust attributable to interest on the Puerto Rico Bonds under the Philadelphia School Tax.

         (3) Distributions from the Pennsylvania IM-IT Trust attributable to capital gains recognized by the Pennsylvania IM-IT Trust upon its disposition of a Pennsylvania Bond issued on or after February 1, 1994 or a Puerto Rico Bond, will be taxable for purposes of the Personal Income Tax and the Corporate Income Tax. No opinion is expressed with respect to the taxation of distributions from the Pennsylvania IM-IT Trust attributable to capital gains recognized by the Pennsylvania IM-IT Trust upon its disposition of a Pennsylvania Bond issued before February 1, 1994.

         (4) Distributions from the Pennsylvania IM-IT Trust attributable to capital gains recognized by the Pennsylvania IM-IT Trust upon its disposition of a Bond will be exempt from the Philadelphia School Tax if the Bond was held by the Pennsylvania IM-IT Trust for a period of more than six months and the Unitholder held his Unit for more than six months before the disposition of the Bond. If, however, the Bond was held by the Pennsylvania IM-IT Trust or the Unit was held by the Unitholder for a period of less than six months, then distributions from the Pennsylvania IM-IT Trust attributable to capital gains recognized by the Pennsylvania IM-IT Trust upon its disposition of a Pennsylvania Bond issued on or after February 1, 1994 or a Puerto Rico Bond, will be taxable for purposes of the Philadelphia School Tax; no opinion is expressed with respect to the taxation of any such gains attributable to Pennsylvania Bonds issued before February 1, 1994.

         (5) Insurance proceeds paid under policies which represent maturing interest on defaulted obligations will be exempt from the Corporate Income Tax to the same extent as such amounts are excluded from gross income for Federal income tax purposes. No opinion is expressed with respect to whether such insurance proceeds are exempt from the Personal Income Tax or the Philadelphia School Tax.

         (6) Each Unitholder will recognize gain for purposes of the Corporate Income Tax if the Unitholder redeems or sells Units of the Pennsylvania IM-IT Trust to the extent that such a transaction results in a recognized gain to such Unitholder for Federal income tax purposes and such gain is attributable to Pennsylvania Bonds issued on or after February 1, 1994 or to Puerto Rico Bonds. No opinion is expressed with respect to the taxation of gains realized by a Unitholder on the sale or redemption of a Unit to the extent such gain is attributable to Pennsylvania Bonds issued prior to February 1, 1994.

         (7) A Unitholder's gain on the sale or redemption of a Unit will be subject to the Personal Income Tax, except that no opinion is expressed with respect to the taxation of any such gain to the extent it is attributable to Pennsylvania Bonds issued prior to February 1, 1994.

         (8) A Unitholder's gain upon a redemption or sale of Units will be exempt from the Philadelphia School Tax if the Unitholder held his Unit for more than six months and the gain is attributable to Bonds held by the Pennsylvania IM-IT Trust for a period of more than six months. If, however, the Unit was held by the Unitholder for less than six months or the gain is attributable to Bonds held by the Pennsylvania IM-IT Trust for a period of less than six months, then the gains will be subject to the Philadelphia School Tax; except that no opinion is expressed with respect to the taxation of any such gains attributable to Pennsylvania Bonds issued before February 1, 1994.

         Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax, the Corporate Income Tax or the Philadelphia School Tax.

         We have not examined any of the Bonds to be deposited and held in the Pennsylvania IM-IT Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from federal, state or local taxation of interest on the Bonds if interest thereon had been received directly by a Unitholder.

         Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Pennsylvania law. Ownership of the Units may result in collateral Pennsylvania tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         South Carolina Risk Factors. The state of South Carolina is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting primarily of manufacturing, but expanding into the trade and service industries, supplemented by rural areas with selective commercial agriculture.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning South Carolina risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. For a discussion of the Federal tax status of income earned on Units, see "Federal Tax Status" in Prospectus Part II as supplemented by the section entitled "Federal Tax Status" below.

         In the opinion of special counsel to the Trust for South Carolina tax matters, under existing South Carolina law: (1) By the provision of paragraph
(j) of Section 3 of Article 10 of the South Carolina Constitution (revised 1977) intangible personal property is specifically exempted from any and all ad valorem taxation.

         (2) Pursuant to the provisions of S.C. Code Ann. Section 12-7-430(b), recodified as S.C. Code Ann. Section 12-6-1120(1), as interpreted by South Carolina Revenue Ruling #91-15, interest from obligations issued by the State of South Carolina or any of its political subdivisions, as well as interest derived from bonds issued by the Governments of Puerto Rico, Guam, and the Virgin Islands which is exempt from Federal income taxes is exempt from income taxes and that the exemption so granted extends to all recipients of interest paid thereon through the Trust. (This opinion does not extend to so-called 63-20 obligations.)

         (3) The income of the Trust would be treated as income to each Unitholder of the Trust in the proportion that the number of Units of the Trust held by the Unitholder bears to the total number of Units of the Trust outstanding. For this reason, interest derived by the Trust that would not be includible in income for South Carolina income tax purposes when paid directly to a South Carolina Unitholder will be exempt from South Carolina income taxation when received by the Trust and attributed to such South Carolina Unitholder.

         (4) Each Unitholder will recognize gain or loss for South Carolina state income tax purposes if the Trustee disposes of a Bond (whether by sale, payment on maturity, retirement or otherwise) or if the Unitholder redeems or sells his Unit.

         (5) The Trust would be regarded, under South Carolina law, as a common trust fund and therefore not subject to taxation under any income tax law of South Carolina.

         The above described opinion has been concurred in by an informal ruling of the South Carolina Tax Commission pursuant to Section 12-3-170, recodified as
Section 12-4-320 of the South Carolina Code, except for the description of the South Carolina tax treatment of interest derived from bonds issued by Guam and the Virgin Islands in paragraph (2) listed above. While the informal ruling does not address the South Carolina tax treatment of interest from securities issued by those two U.S. territories, South Carolina Revenue Ruling #91-15 specifically directs that interest derived from bonds issued by the Governments of Guam and the Virgin Islands is exempt from South Carolina income taxes.

         Tennessee Risk Factors. The financial condition of the State of Tennessee is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by a diverse agricultural sector. These sectors tend to be more cyclical than other sectors.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Tennessee risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Tennessee Trust, special counsel to the Trust for Tennessee tax matters rendered an opinion under then existing Tennessee income tax law applicable to taxpayers whose income is subject to Tennessee income taxation substantially to the effect that:

         The assets of the Tennessee Trust will consist of bonds issued by the State of Tennessee (the "State") or any county or any municipality or political subdivision thereof, including any agency, board, authority or commission, the interest on which is exempt from the Hall Income Tax imposed by the State of Tennessee ("Tennessee Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds") (collectively, the "Bonds").

         Under Tennessee law, a unit investment trust taxable as a grantor trust for Federal income tax purposes is entitled to special Tennessee State tax treatment (as more fully described below) with respect to its proportionate share of interest income received or accrued with respect to the Tennessee Bonds. Tennessee law also provides an exemption for distributions made by a unit investment trust or mutual fund that are attributable to "bonds or securities of the United States government or any agency or instrumentality thereof" ("U.S. Government, Agency or Instrumentality Bonds"). If it were determined that the Tennessee Trust held assets other than Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, a proportionate share of distributions from the Tennessee Trust would be taxable to Unitholders for Tennessee Income Tax purposes.

         Further, because this provision appears only to provide an exemption for distributions that relate to interest income, distributions by the Trust that relate to capital gains realized from the sale or redemption of Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds are likely to be treated as taxable dividends for purposes of the Hall Income Tax. However, capital gains realized directly by a Unitholder when the Unitholder sells or redeems his Unit will not be subject to the Hall Income Tax. The opinion set forth below assumes that the interest on the Tennessee Bonds, if received directly by a Unitholder, would be exempt from the Hall Income Tax under Tennessee State law. This opinion does not address the taxation of persons other than full-time residents of the State of Tennessee.

         Because this provision only provides an exemption for distributions attributable to interest on Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, it must be determined whether bonds issued by the Government of Puerto Rico qualify as U.S. Government, Agency or Instrumentality Bonds. For Hall Income Tax purposes, there is currently no published administrative interpretation or opinion of the Attorney General of Tennessee dealing with the status of distributions made by unit investment trusts such as the Tennessee Trust that are attributable to interest paid on bonds issued by the Government of Puerto Rico. However, in a letter dated August 14, 1992 (the "Commissioner's Letter"), the Commissioner of the State of Tennessee Department of Revenue advised that Puerto Rico would be an "instrumentality" of the U.S. Government and treated bonds issued by the Government of Puerto Rico as U.S. Government, Agency or Instrumentality Bonds. Based on this conclusion, the Commissioner advised that distributions from a mutual fund attributable to investments in Puerto Rico Bonds are exempt from the Hall Income Tax. Both the Sponsor and Chapman and Cutler LLP, for purposes of its opinion (as set forth below), have assumed, based on the Commissioner's Letter, that bonds issued by the Government of Puerto Rico are U.S. Government, Agency or Instrumentality Bonds. However, it should be noted that the position of the Commissioner is not binding, and is subject to change, even on a retroactive basis.

         The Sponsor cannot predict whether new legislation will be enacted into law affecting the tax status of Tennessee Trusts. The occurrence of such an event could cause distributions of interest income from the Trust to be subject to the Hall Income Tax. Investors should consult their own tax advisors in this regard. It is assumed for purposes of the discussion and opinion below that the Bonds constitute debt for Federal income tax purposes.

         In the opinion of special counsel to the Trust, under then existing Tennessee State law and based on the assumptions set forth above:

         For purposes of the Hall Income Tax, the Tennessee Excise Tax imposed by Section 67-4-2005 (the "State Corporate Income Tax"), and the Tennessee Franchise Tax imposed by Section 67-4-2105, the Tennessee Trust will not be subject to such taxes.

         For Hall Income Tax purposes, a proportionate share of such distributions from the Tennessee Trust to Unitholders, to the extent attributable to interest on the Tennessee Bonds (based on the relative proportion of interest received or accrued attributable to Tennessee Bonds) will be exempt from the Hall Income Tax when distributed to such Unitholders. Based on the Commissioner's Letter, distributions from the Tennessee Trust to Unitholders, to the extent attributable to interest on the Puerto Rico Bonds (based on the relative proportion of interest received or accrued attributable to the Puerto Rico Bonds) will be exempt from the Hall Income Tax when distributed to such Unitholders. A proportionate share of distributions from the Tennessee Trust attributable to assets other than the Bonds would not, under current law, be exempt from the Hall Income Tax when distributed to Unitholders.

         For State Corporate Income Tax Purposes, Tennessee law does not provide an exemption for interest on Tennessee Bonds and requires that all interest excludable from Federal gross income must be included in calculating "net earnings" subject to the State Corporate Income Tax. No opinion is expressed regarding whether such tax would be imposed on the earnings or distributions of the Tennessee Trust (including interest on the Bonds or gain realized upon the disposition of the Bonds by the Tennessee Trust) attributable to Unitholders subject to the State Corporate Income Tax. However, based upon prior written advice from the Tennessee Department of Revenue, earnings and distributions from the Tennessee Trust (including interest on the Tennessee Bonds or gain realized upon the disposition of the Tennessee Bonds by the Tennessee Trust) attributable to the Unitholders should be exempt from the State Corporate Income Tax. The position of the Tennessee Department of Revenue is not binding, and is subject to change, even on a retroactive basis.

         Each Unitholder will realize taxable gain or loss for State Corporate Income Tax purposes when the Unitholder redeems or sells his Units, at a price that differs from original cost as adjusted for accretion or any discount or amortization of any premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Tennessee Trust, if later. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain when the Units are sold or redeemed for an amount equal to or less than their original cost.

         For purposes of the Tennessee Property Tax, the Tennessee Trust will be exempt from taxation with respect to the Bonds it holds. As for the taxation of the Units held by the Unitholders, although intangible personal property is not presently subject to Tennessee taxation, no opinion is expressed with regard to potential property taxation of the Unitholders with respect to the Units because the determination of whether property is exempt from such tax is made on a county by county basis.

         No opinion is expressed herein regarding whether insurance proceeds paid in lieu of interest on the Bonds held by the Tennessee Trust (including the Tennessee Bonds) are exempt from the Hall Income Tax. Distributions of such proceeds to Unitholders may be subject to the Hall Income Tax.

         The Bonds and the Units held by the Unitholder will not be subject to Tennessee sales and use taxes.

         Neither the Sponsor nor Chapman and Cutler LLP have examined any of the Bonds to be deposited and held in the Tennessee Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder. It is assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, it is assumed that, with respect to the Tennessee Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Income taxes imposed and, with respect to the Puerto Rico Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Puerto Rico Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the Tennessee Trust of the proceedings relating to the issuance of the Bonds or the bases for the opinions rendered in connection therewith.

         Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Tennessee law. Ownership of the Units may result in collateral Tennessee tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

         Texas Risk Factors. The financial condition of the State of Texas is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Texas labor force is concentrated in oil and gas extraction, pipelines and petroleum production. These industries tend to be highly cyclical. Texas's largest industries in terms of earnings have traditionally been services, government and trade. There is no assurance that these industries will continue to grow.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Texas risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Texas Trust, Special Counsel to the Fund for Texas tax matters rendered an opinion under then existing Texas income taw law applicable to taxpayers whose income is subject to Texas income taxation substantially to the effect that:

         (1) Neither the State nor any political subdivision of the State currently imposes an income tax on individuals. Therefore, no portion of any distribution received by an individual Unitholder of the Trust in respect of his Units, including a distribution of the proceeds of insurance in respect of such Units, is subject to income taxation by the State or any political subdivision of the State;

         (2) Except in the case of certain transportation businesses, savings and loan associations and insurance companies, no Unit of the Trust is taxable under any property tax levied in the State;

         (3) The "inheritance tax" of the State, imposed upon certain transfers of property of a deceased resident individual Unitholder, may be measured in part upon the value of Units of the Trust included in the estate of such Unitholder; and

         (4) With respect to any Unitholder which is subject to the State corporate franchise tax, Units in the Trust held by such Unitholder, and distributions received therein, will be taken into account in computing the "taxable capital" of the Unitholder allocated to the State, one of the bases by which such franchise tax is currently measured (the other being a corporation's "net capital earned surplus," which is, generally, its net corporate income plus officers and directors income).

         The opinion set forth in clause (2), above, is limited to the extent that Units of the Trust may be subject to property taxes levied in the State if held on the relevant date: (i) by a transportation business described in V.T.C.A., Tax Code, Subchapter A, Chapter 24; (ii) by a savings and loan association formed under the laws of the State (but only to the extent described in section 11.09 of the Texas Savings and Loan Act, Vernon's Ann. Civ. St. art.
852a); or (iii), by an insurance company incorporated under the laws of the State (but only to the extent described in V.A.T.S., Insurance Code, Art. 4.01). Each Unitholder described in the preceding sentence should consult its own tax advisor with respect to such matters.

         Corporations subject to the State franchise tax should be aware that in its first called 1991 session, the Texas Legislature adopted, and the Governor has signed into law, certain substantial amendments to the State corporate franchise tax, the effect of which may be to subject to taxation all or a portion of any gains realized by such a corporate Unitholder upon the sale, exchange or other disposition of a Unit. The amendments are applicable to taxable periods commencing January 1991, and to each taxable period thereafter. Because no authoritative judicial, legislative or administrative interpretation of these amendments has been issued, and there remain many unresolved questions regarding its potential effect on corporate franchise taxpayers, each corporation which is subject to the State franchise tax and which is considering the purchase of Units should consult its tax advisor regarding the effect of these amendments.

         Virginia Risk Factors. The financial condition of the Commonwealth of Virginia is affected by various national, economic, social and environmental policies and conditions. Constitutional and statutory limitations concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the Commonwealth and its various regions and, therefore, the ability of the Commonwealth and its local governments to satisfy the Bonds, are affected by numerous factors.

         The Commonwealth may be a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently, its ability to pay debt service on its obligations.

         Further information concerning Virginia risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. At the time of the closing for each Virginia Trust, special counsel to the Trust for Virginia tax matters rendered an opinion under then existing Virginia income tax law applicable to taxpayers whose income is subject to Virginia income taxation substantially to the effect that:

         The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the Commonwealth of Virginia or counties, municipalities, authorities or political subdivisions thereof (the "Virginia Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds," and collectively with the Virginia Bonds, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities, (ii) the interest thereon is excludible from gross income for Federal income tax purposes and (iii) the interest thereon is exempt from income tax imposed by Virginia that is applicable to individuals and corporations (the "Virginia Income Tax") and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local taxation. The opinion set forth below does not address the taxation of persons other than full time residents of Virginia.

         In the opinion of special counsel to the Trust for Virginia tax matters, under then existing law and based upon the assumptions set forth above:

         (1) The Virginia Trust is not an association taxable as a corporation for purposes of the Virginia Income Tax and each Unitholder of the Trust will be treated as the owner of a pro rata portion of each of the assets held by the Trust and the income of such portion of the Virginia Trust will be treated as income of the Unitholder for purposes of the Virginia Income Tax.

         (2) Interest on the Virginia Bonds which is exempt from Virginia Income Tax when received by the Virginia Trust, and which would be exempt from Virginia Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Trust and distributed to such Unitholder.

         (3) Interest on the Possession Bonds which is excludible from gross income for Federal income tax purposes and is exempt from state and local taxation pursuant to Federal law when received by the Trust will be exempt from Virginia income taxation and therefore will not be includible in the income of the Unitholder for Virginia income tax purposes when distributed by the Trust and received by the Unitholders.

         (4) The Virginia legislature has enacted a law, effective July 1, 1997, that would exempt from the Virginia Income Tax income derived on the sale or exchange of obligations of the Commonwealth of Virginia or any political subdivision or instrumentality of the Commonwealth of Virginia. However, Virginia law does not address whether this exclusion would apply to gains recognized through entities such as the Virginia Trust. Accordingly, we express no opinion as to the treatment for Virginia Income Tax purposes of any gain or loss recognized by a Unitholder for Federal income tax purposes.

         (5) The Virginia Income Tax does not permit a deduction of interest paid on indebtedness incurred or continued to purchase or carry Units in the Virginia Trust to the extent that interest income related to the ownership of Units is exempt from the Virginia Income Tax.

         In the case of Unitholders subject to the Virginia Bank Franchise Tax, the income derived by such a Unitholder from his pro rata portion of the Bonds held by the Virginia Trust may affect the determination of such Unitholder's Bank Franchise Tax. Prospective investors subject to the Virginia Bank Franchise Tax should consult their tax advisors. Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provisions of Virginia law. Ownership of the Units may result in collateral Virginia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors to the applicability of any such collateral consequences.

         West Virginia Risk Factors. The financial condition of the State of West Virginia is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. West Virginia's primary employment is in the services, trade and government. These sectors tend to be cyclical and can cause problems for the economy. West Virginia has historically had a higher unemployment rate than the U.S. which also affects the economy.

         The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning West Virginia risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

         Tax Status. The assets of the West Virginia Trust will consist of interest-bearing obligations issued by or on behalf of the State of West Virginia ("West Virginia") or counties, municipalities, authorities or political subdivisions thereof the interest on which is expected to qualify as exempt from West Virginia income taxes (the "West Virginia Bonds") or by the Commonwealth of Puerto Rico, Guam or the United States Virgin Islands (the "Possession Bonds") (collectively, the "Bonds").

         Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the West Virginia Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the West Virginia personal income tax applicable to individuals (the "West Virginia Personal Income Tax"). At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the West Virginia Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the West Virginia Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the West Virginia Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full-time residents of West Virginia.

         At the time of closing for each West Virginia Trust, Special Counsel to the Fund for West Virginia tax matters rendered an opinion, based upon the assumptions set forth above, under then existing West Virginia law substantially to the effect that:

         (1) The West Virginia Trust will not be subject to tax under the West Virginia Corporation Net Income Tax, the West Virginia Business Franchise Tax, or the West Virginia Personal Income Tax.

         (2) Interest on the Bonds which is exempt from the West Virginia Personal Income Tax when received by the West Virginia Trust, and which would be exempt from the West Virginia Personal Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the West Virginia Trust and distributed to such Unitholder.

         (3) For Unitholders subject to the West Virginia Corporation Net Income Tax, income of the West Virginia Trust received by them (except interest income with respect to Possession Bonds, as to which no opinion is expressed) is not exempt from the West Virginia Corporation Net Income Tax. However, such Unitholders may be entitled to a credit against the tax imposed under the West Virginia Corporation Net Income Tax Law based on their ownership of Units in the West Virginia Trust. Unitholders should consult their own advisors regarding the applicability and computation of any such credit.

         (4) Each Unitholder will recognize gain or loss for West Virginia Personal Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale, payment at maturity or otherwise) or if the Unitholder redeems or sells Units of the West Virginia Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes.

         (5) Insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for Federal income tax purposes should be excludable from the West Virginia Personal Income Tax to the same extent as such interest would have been if paid by the issuer of such Bonds held by the West Virginia Trust.

         (6) The West Virginia Personal Income Tax does not permit a deduction of interest paid on indebtedness incurred or continued to purchase or carry Units in the West Virginia Trust to the extent that interest income related to the ownership of Units is exempt from the West Virginia Personal Income Tax.

         We have not examined any of the Bonds to be deposited and held in the West Virginia Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from Federal or state income taxation of interest on the Bonds if interest thereon had been received directly by a Unitholder. We have assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, we have assumed that, with respect to the West Virginia Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the West Virginia Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor its counsel has made any review for the West Virginia Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of West Virginia law. Ownership of the Units may result in collateral West Virginia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

EXPENSES
--------------------------------------------------------------------------------

     General. The Trustee will periodically deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trusts. The Trustee also may withdraw from these Accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trusts. Amounts so withdrawn shall not be considered a part of a Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate Accounts. All costs and expenses incurred in creating and establishing the Trusts, including the cost of the initial preparation, printing and execution of the Trust Agreement and the certificates, legal and accounting expenses, advertising and selling expenses, expenses of the Trustee, initial evaluation fees and other out-of-pocket expenses have been borne by the Sponsor at no cost to the Trusts.

     Sponsor, Supervisor, Evaluator and Trustee. The Sponsor and the Supervisor, which is an affiliate of the Sponsor, will receive the annual fees indicated under "Summary of Essential Financial Information" in Prospectus Part I for providing bookkeeping and administrative services and for providing portfolio supervisory services for the Trusts. These fees may exceed the actual costs of providing these services for a Trust but the total amount received for providing these services to all Van Kampen unit investment trusts will not exceed the total cost of providing the services in any calendar year. The Evaluator will receive the annual evaluation fee indicated under "Summary of Essential Financial Information" in Prospectus Part I for evaluating each Trust's portfolio. For its services the Trustee will receive the fee indicated under "Summary of Essential Financial Information" in Prospectus Part I (which may be reduced as described therein). Part of the Trustee's compensation for its services is expected to result from the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions since these Accounts are non-interest bearing to Unitholders. These fees are based on the outstanding principal amount of bonds and Units on the Date of Deposit for the first year and as of the close of business on January 1 for each year thereafter.

     Insurance. Premiums for any portfolio insurance are obligations of each Insured Trust and are payable monthly by the Trustee on behalf of the Trust. As bonds covered by a portfolio insurance policy in an Insured Trust are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium will be reduced in respect of those bonds. If the Trustee exercises the right to obtain permanent insurance, the premiums payable for such permanent insurance will be paid solely from the proceeds of the sale of the related bonds.

     Miscellaneous Expenses. The following additional charges are or may be incurred by the Trusts: (a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect the Trusts and the rights and interests of Unitholders, (e) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of the Trusts without negligence, bad faith or willful misconduct on its part, (f) any special custodial fees payable in connection with the sale of any of the bonds in a Trust, (g) expenditures incurred in contacting Unitholders upon termination of the Trusts and (h) costs incurred to reimburse the Trustee for advancing funds to the Trusts to meet scheduled distributions (which costs may be adjusted periodically in response to fluctuations in short-term interest rates). Each Trust will pay the costs associated with updating its registration statement each year. The fees and expenses set forth herein are payable out of the Trusts. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the portfolio of the applicable Trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by a Trust, the Trustee has the power to sell bonds to pay such amounts.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

         This prospectus does not contain all the information set forth in the registration statement filed by your Trust with the SEC. The Information Supplement, which has been filed with the SEC and is incorporated herein by reference, includes more detailed information concerning the bonds in your Trust, investment risks and general information about the Trust. Information about your Trust (including the Information Supplement) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the Public Reference Room by calling 1-202-942-8090. Reports and other information about your Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

OTHER MATTERS
--------------------------------------------------------------------------------

         Legal Matters. The legality of the Units offered hereby and certain matters relating to Federal tax law have been passed upon by Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Dorsey & Whitney LLP has acted as counsel to the Trustee and special counsel to the Fund for New York tax matters.

         Independent Registered Public Accounting Firm. The financial statements included in Prospectus Part I have been audited by Grant Thornton LLP, independent registered public accounting firm, as set forth in their report in Prospectus Part I, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.



  o Contents of Prospectus Part II
    The Trusts........................................2
    Estimated Current and Long-Term Returns...........5
    Public Offering...................................6
    Rights of Unitholders.............................9
    Insurance on the Bonds in the Insured Trusts.....11
    Fund Administration..............................11
    Federal Tax Status...............................13
    State Trust Risk Factors and Tax Status..........15
    Expenses.........................................47
    Additional Information...........................48
    Other Matters....................................48

  o Daily Prices
    (1)  Call our 24-Hour Pricing Line
         (800) 953-6785
    (1) Visit our Unit Trusts Internet Pricing Page http://www.vankampen.com

  o Account Questions
    (1)  Contact the Trustee
         (800) 221-7668

  o Learning More About Unit Trusts
    (1)  Contact Van Kampen
         (630) 684-6000
    (1) Visit our Unit Trusts Internet Product Page http://www.vankampen.com

  o Additional Information
    You may obtain an Information Supplement that provides more details about your trust and its policies.
    (1) Visit the SEC Internet Site
         http://www.sec.gov
    (1)  Contact the Trustee
         (800) 221-7668

                                                                      SECPRO0906



                               Prospectus Part II

                                 September 2006



                         Insured Municipals Income Trust

                               Investors' Quality
                                Tax-Exempt Trust

                          Van Kampen Focus Portfolios,
                                Municipal Series

                             Van Kampen Unit Trusts,
                                Municipal Series



                              Van Kampen Funds Inc.


Van Kampen
Investments


                             Information Supplement


                         Insured Municipals Income Trust

                       Investors' Quality Tax-Exempt Trust

                  Van Kampen Focus Portfolios, Municipal Series

                    Van Kampen Unit Trusts, Municipal Series

--------------------------------------------------------------------------------

   This Information Supplement provides additional information concerning the risks and operations of the Trusts which is not described in the prospectus for the Trusts. This Information Supplement should be read in conjunction with the Trust's prospectus. This Information Supplement is not a prospectus (but is incorporated into the prospectus by reference), does not include all of the information that an investor should consider before investing in a Trust and may not be used to offer or sell Units without the prospectus. Copies of the prospectus can be obtained by contacting the Sponsor's unit investment trust division at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 or by contacting your broker. This Information Supplement is dated as of the date of Prospectus Part I and all capitalized terms have been defined in the prospectus.

                                Table of Contents

                                                    Page

   Municipal Bond Risk Factors                        2

   Insurance on the Bonds in the Insured Trusts       6

   Portfolio Administration                          13

   Sponsor Information                               14

   Trustee Information                               14

   Termination of the Trust Agreement                15

   Description of Ratings                            16

   Arizona Risk Factors                              18

   Arkansas Risk Factors                             23

   California Risk Factors                           26

   Colorado Risk Factors                             30

   Connecticut Risk Factors                          37

   Florida Risk Factors                              42

   Georgia Risk Factors                              43

   Kansas Risk Factors                               46

   Kentucky Risk Factors                             49

   Louisiana Risk Factors                            53

   Maine Risk Factors                                57

   Maryland Risk Factors                             60

   Massachusetts Risk Factors                        63

   Michigan Risk Factors                             65

   Minnesota Risk Factors                            67

   Missouri Risk Factors                             70

   Nebraska Risk Factors                             75

   New Jersey Risk Factors                           80

   New Mexico Risk Factors                           82

   New York Risk Factors                             85

   North Carolina Risk Factors                       88

   Ohio Risk Factors                                 91

   Oklahoma Risk Factors                             95

   Oregon Risk Factors                               99

   Pennsylvania Risk Factors                        101

   Puerto Rico Risk Factors                         104

   South Carolina Risk Factors                      108

   Tennessee Risk Factors                           111

   Texas Risk Factors                               115

   Virginia Risk Factors                            119

   West Virginia Risk Factors                       124




         Van Kampen
         Investments





                           Municipal Bond Risk Factors

   The Trusts include certain types of bonds described below. Accordingly, an investment in a Trust should be made with an understanding of the characteristics of and risks associated with such bonds. The types of bonds included in each Trust are described under "Portfolio" in the related Prospectus
Part I. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the bonds.

   Certain of the bonds may be general obligations of a governmental entity that are backed by the taxing power of such entity. All other bonds in the Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different bonds in a Trust, both within a particular classification and between classifications, depending on numerous factors.

   Certain of the bonds may be obligations which derive their payments from mortgage loans. Certain of such housing bonds may be FHA insured or may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. These bonds were issued under Section 103A of the Internal Revenue Code, which Section contains certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with the housing bonds held by a Trust, the Sponsor at the Date of Deposit is not aware that any of the respective issuers of such bonds are actively considering the redemption of such bonds prior to their respective stated initial call dates.

   Certain of the bonds may be health care revenue bonds. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other health care facilities, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs.

   Certain of the bonds may be obligations of public utility issuers, including those selling wholesale and retail electric power and gas. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the bonds to make payments of principal and/or interest on such bonds.

   Certain of the bonds may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Such bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances.

   Certain of the bonds may be industrial revenue bonds ("IRBs"). IRBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such bonds, even though no actual takeover or other action is ever contemplated or effected.

   Certain of the bonds may be obligations that are secured by lease payments of a governmental entity (hereinafter called "lease obligations"). Lease obligations are often in the form of certificates of participation. Although the lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to appropriate for and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

   Certain of the bonds may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trusts. General problems relating to college and university obligations include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

   Certain of the bonds in certain of the Trusts may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. From time to time the air transport industry has experienced significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints, acts of terrorism and other factors, and several airlines have experienced severe financial difficulties. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

   Certain of the bonds may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; and administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in a Trust prior to the stated maturity of the bonds.

   Certain of the bonds may have been acquired at a market discount from par value at maturity. The coupon interest rates on discount bonds at the time they were purchased and deposited in a Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium Securities and the prepayment benefit for lower yielding, discount bonds will be reduced. A bond purchased at a market discount and held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. See "Federal Tax Status" in Prospectus Part II. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue.

   Certain of the bonds may be "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest.

   Certain of the bonds may have been purchased on a "when, as and if issued" or "delayed delivery" basis. The delivery of any such bonds may be delayed or may not occur. Interest on these bonds begins accruing to the benefit of Unitholders on their respective dates of delivery. To the extent any bonds are actually delivered to the Fund after their respective expected dates of delivery, Unitholders who purchase their Units prior to the date such bonds are actually delivered to the Trustee would be required to adjust their tax basis in their Units for a portion of the interest accruing on such bonds during the interval between their purchase of Units and the actual delivery of such bonds. As a result of any such adjustment, the Estimated Current Returns during the first year would be slightly lower than those stated in the prospectus which would be the returns after the first year, assuming the portfolio of a Trust and estimated annual expenses other than that of the Trustee (which may be reduced in the first year only) do not vary from that set forth in Prospectus Part I. Unitholders will be "at risk" with respect to all bonds in the portfolios including "when, as and if issued" and "delayed delivery" bonds (i.e., may derive either gain or loss from fluctuations in the evaluation of such bonds) from the date they commit for Units.

   Certain of the bonds may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will (except to the extent the proceeds of the called bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on Units of the Trust involved. Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of bonds or may require the mandatory redemption of bonds include, among others: a final determination that the interest on the bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the bonds are issued on the issuer of the bonds or the user of the proceeds of the bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the bonds; an overestimate of the costs of the project to be financed with the proceeds of the bonds resulting in excess proceeds of the bonds which may be applied to redeem bonds; or an underestimate of a source of funds securing the bonds resulting in excess funds which may be applied to redeem bonds. The issuer of certain bonds in a Trust may have sold or reserved the right to sell, upon the satisfaction of certain conditions, to third parties all or any portion of its rights to call bonds in accordance with the stated redemption provisions of such bonds. In such a case the issuer no longer has the right to call the bonds for redemption unless it reacquires the rights from such third party. A third party pursuant to these rights may exercise the redemption provisions with respect to a bond at a time when the issuer of the bond might not have called a bond for redemption had it not sold such rights. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of bonds. See also the discussion of single family mortgage and multi-family revenue bonds above for more information on the call provisions of such bonds.

   To the best knowledge of the Sponsor, there is no litigation pending as of the Date of Deposit in respect of any bonds which might reasonably be expected to have a material adverse effect upon the Fund or any of the Trusts. At any time after the Date of Deposit, litigation may be initiated on a variety of grounds with respect to bonds in a Trust. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, each Trust has received or will receive opinions of bond counsel to the issuing authorities of each bond on the date of issuance to the effect that such bonds have been validly issued and that the interest thereon is exempt from Federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the bonds.

                  Insurance on the Bonds in the Insured Trusts

   Insurance has been obtained by each Insured Trust, by the issuer of bonds in an Insured Trust, by a prior owner of such bonds, or by the Sponsor prior to the deposit of such bonds in a Trust guaranteeing prompt payment of interest and principal, when due, in respect of the bonds in such Trust. See "The Trusts--Objectives and Bond Selection" in Prospectus Part II. The Portfolio Insurers and the Preinsured Bond Insurers are described under "Portfolio" and "Notes to Portfolio" in Prospectus Part I. The Portfolio Insurers, if any, are set forth in the prospectus. An insurance policy obtained by an Insured Trust, if any, is non-cancelable and will continue in force so long as such Trust is in existence, the respective Portfolio Insurer is still in business and the bonds described in such policy continue to be held by such Trust (see "Portfolio" for the respective Insured Trust in Prospectus Part I). Any portfolio insurance premium for an Insured Trust, which is an obligation of such Trust, is paid by such Trust on a monthly basis. Non-payment of premiums on a policy obtained by an Insured Trust will not result in the cancellation of insurance but will force the insurer to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from such Trust. Premium rates for each issue of bonds protected by a policy obtained by an Insured Trust, if any, are fixed for the life of the Trust. The premium for any Preinsured Bond insurance has been paid by such issuer, by a prior owner of such bonds or the Sponsor and any such policy or policies are non-cancelable and will continue in force so long as the bonds so insured are outstanding and the respective Preinsured Bond Insurer remains in business. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims-paying ability of any such insurer deteriorates, the Portfolio Insurers have no obligation to insure any issue adversely affected by either of the above described events.

   The aforementioned portfolio insurance obtained by an Insured Trust, if any, guarantees the timely payment of principal and interest on the bonds when they fall due. For the purposes of insurance obtained by an Insured Trust, "when due" generally means the stated payment or maturity date for the payment of principal and interest. However, in the event (a) an issuer of a bond defaults in the payment of principal or interest on such bond, (b) such issuer enters into a bankruptcy proceeding or (c) the maturity of such bond is accelerated, the affected Portfolio Insurer has the option, in its sole discretion, after receiving notice of the earliest to occur of such a default, bankruptcy proceeding or acceleration to pay the outstanding principal amount of such bond plus accrued interest to the date of such payment and thereby retire the bond from the affected Trust prior to such bond's stated maturity date. The insurance does not guarantee the market value of the bonds or the value of the Units. Insurance obtained by an Insured Trust, if any, is only effective as to bonds owned by and held in such Trust. In the event of a sale of any such bond by the Trustee, such insurance terminates as to such bond on the date of sale.

   Pursuant to an irrevocable commitment of the Portfolio Insurers, the Trustee, upon the sale of a bond covered under a portfolio insurance policy obtained by an Insured Trust, has the right to obtain permanent insurance with respect to such bond (i.e., insurance to maturity of the bond regardless of the identity of the holder thereof) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium and any expenses related thereto from the proceeds of the sale of such bond. Accordingly, any bond in an Insured Trust is eligible to be sold on an insured basis. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon such exercise the affected Trust would receive net proceeds (sale of bond proceeds less the insurance premium and related expenses attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such bonds were sold on an uninsured basis. The insurance premium with respect to each bond eligible for Permanent Insurance would be determined based upon the insurability of each bond as of the Date of Deposit and would not be increased or decreased for any change in the creditworthiness of each bond.

   The Sponsor believes that the Permanent Insurance option provides an advantage to an Insured Trust in that each bond insured by a Trust insurance policy may be sold out of the affected Trust with the benefits of the insurance attaching thereto. Thus, the value of the insurance, if any, at the time of sale, can be realized in the market value of the bond so sold (which is not the case in connection with any value attributable to an Insured Trust's portfolio insurance). See "Public Offering--Offering Price" in Prospectus Part II. Because any such insurance value may be realized in the market value of the bond upon the sale thereof upon exercise of the Permanent Insurance option, the Sponsor anticipates that (a) in the event an Insured Trust were to be comprised of a substantial percentage of bonds in default or significant risk of default, it is much less likely that such Trust would need at some point in time to seek a suspension of redemptions of Units than if such Trust were to have no such option (see "Rights of Unitholders--Redemption of Units" in Prospectus Part II) and (b) at the time of termination of an Insured Trust, if such Trust were holding defaulted bonds or bonds in significant risk of default such Trust would not need to hold such Securities until their respective maturities in order to realize the benefits of such Trust's portfolio insurance (see "Trust Administration--Termination of Trust Agreement" in Prospectus Part II).

   Except as indicated below, insurance obtained by an Insured Trust has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value for such insurance (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units if the bonds covered by such insurance are in default in payment of principal or interest or in significant risk of such default. The value of the insurance will be the difference between (i) the market value of a bond which is in default in payment of principal or interest or in significant risk of such default assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of such bonds not covered by Permanent Insurance. See "Public Offering--Offering Price" in Prospectus Part
II. It is also the present intention of the Trustee not to sell such bonds to effect redemptions or for any other reason but rather to retain them in the portfolio because value attributable to the insurance cannot be realized upon sale. See "Public Offering--Offering Price" in Prospectus Part II for a more complete description of an Insured Trust's method of valuing defaulted bonds and bonds which have a significant risk of default. Insurance obtained by the issuer of a bond is effective so long as such bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

   The portfolio insurance policy or policies obtained by an Insured Trust, if any, with respect to the bonds in such Trust were issued by one or more of the Portfolio Insurers. Any other Preinsured Bond insurance policy (or commitment therefor) was issued by one of the Preinsured Bond Insurers. See "The Trusts--Objectives and Bond Selection" in Prospectus Part II.

   Ambac Assurance Corporation ("Ambac Assurance"). Effective July 14, 1997, AMBAC Indemnity Corporation changed its name to Ambac Assurance Corporation. Any insurance policy of Ambac Assurance obtained by an Insured Trust is noncancelable and will continue in force for so long as the bonds described in the insurance policy are held by an Insured Trust. A monthly premium is paid by an Insured Trust for an insurance policy obtained by it. The Trustee will pay, when due, successively, the full amount of each installment of the insurance premium. Pursuant to a binding agreement with Ambac Assurance, in the event of a sale of a bond covered by an Ambac Assurance insurance policy, the Trustee has the right to obtain permanent insurance for such bond upon payment of a single predetermined premium from the proceeds of the sale of such bond.

   Under the terms of an insurance policy, Ambac Assurance agrees to pay to the Trustee that portion of the principal of and interest on the bonds insured by Ambac Assurance which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the bonds. The term "due for payment" means, when referring to the principal of a bond so insured, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on a bond, the stated date for payment of interest.

   Ambac Assurance will make payment to the Trustee after notice from the Trustee is received by Ambac Assurance that a nonpayment of principal or of interest on a bond has occurred, but not earlier that the date on which the bonds are due for payment. Ambac Assurance will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer in exchange for delivery of bonds, not less in face amount than the amount of the payment in bearer form, free and clear of all liens and encumbrances and uncancelled. In cases where bonds are issuable only in a form whereby principal is payable to registered holders or their assigns, Ambac Assurance shall pay principal only upon presentation and surrender of the unpaid bonds uncancelled and free of any adverse claim, together with an instrument of assignment in satisfactory form, so as to permit ownership of such bonds to be registered in the name of Ambac Assurance or its nominee. In cases where bonds are issuable only in a form whereby interest is payable to registered holders or their assigns, Ambac Assurance shall pay interest only upon presentation of proof that the claimant is the person entitled to the payment of interest of the bonds and delivery of an instrument of assignment, in satisfactory form, transferring to Ambac Assurance all right under such bonds to receive the interest of which the insurance payment was made.

   Ambac Assurance is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam, the Commonwealth of Puerto Rico and the U.S. Virgin Islands, with admitted assets of approximately $9,417,000,000 (unaudited) and statutory capital of approximately $5,879,000,000 (unaudited) as of March 31, 2006. Statutory capital consists of Ambac Assurance's policyholders' surplus and statutory contingency reserve. Standard & Poor's Credit Markets Services, a Division of The McGraw-Hill Companies, Moody's Investors Service and Fitch Ratings have each assigned a triple-A financial strength rating to Ambac Assurance.

   The parent company of Ambac Assurance, Ambac Financial Group, Inc. ("Ambac Company"), is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). These reports, proxy statements and other information can be read and copied at the SEC's public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The SEC maintains an Internet site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding companies that file electronically with the SEC, including Ambac Company. These reports, proxy statements and other information can be read at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York, 10005.

   Copies of Ambac Assurance's financial statements prepared in accordance with statutory accounting standards are available from Ambac Assurance. The address of Ambac Assurance's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York, 10004 and (212) 668-0340.

   The information relating to Ambac Assurance contained above has been furnished by Ambac Assurance. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   MBIA Insurance Corporation. MBIA Insurance Corporation ("MBIA") is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company ("MBIA Company"). MBIA Company is not obligated to pay the debts of or claims against MBIA. MBIA is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. MBIA, either directly or through subsidiaries, is licensed to do business in the Republic of France, the United Kingdom and the Kingdom of Spain and is subject to regulation under the laws of those jurisdictions. The principal executive offices of MBIA are located at 113 King Street, Armonk, New York and the main telephone number at that address is (914) 273-4545.

   As of December 31, 2005, MBIA had admitted assets of $11 billion (unaudited), total liabilities of $7.2 billion (unaudited), and total capital and surplus of $3.8 billion (unaudited), determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of March 31, 2006, MBIA had admitted assets of $11.2 billion (unaudited), total liabilities of $7.5 billion (unaudited), and total capital and surplus of $3.8 billion (unaudited), determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

   Moody's Investors Service, Inc. rates the financial strength of MBIA "Aaa." Standard & Poor's, a division of The McGraw-Hill Companies, Inc., rates the financial strength of MBIA "AAA". Fitch Ratings rates the financial strength of MBIA "AAA".

   The information relating to MBIA and its affiliates contained above has been furnished by MBIA. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Financial Guaranty Insurance Company. Financial Guaranty Insurance Company ("Financial Guaranty"), is a New York stock insurance corporation, that writes financial guaranty insurance in respect of public finance and structured finance obligations and other financial obligations including credit default swaps. Financial Guaranty is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the U.S. Virgin Islands and the United Kingdom.

   Financial Guaranty is a direct, wholly-owned subsidiary at FGIC Corporation, a Delaware Corporation. At March 31, 2006, the principal owners of FGIC Corporation and the approximate percentage of its outstanding common stock owned by each were as follows: The PMI Group, Inc. - 42%, affiliates of the Blackstone Group L.P. - 23% and affiliates of the Cypress Group L.L.C. - 23%. Neither FGIC Corporation nor any of its stockholders or affiliates is obligated to pay any debts of Financial Guaranty or any claims under any insurance policy issued by Financial Guaranty.

   Financial Guaranty is subject to the insurance laws and regulations of the State of New York, where it is domiciled, including New York's comprehensive financial guaranty insurance law. That law, among other things, limits the business of each financial guaranty insurer to financial guaranty insurance (and related lines); requires that each financial guaranty insurer maintain a minimum surplus to policyholders; establishes limits on the aggregate net amount of exposure that may be retained in respect of a particular issuer or revenue source (known as single risk limits) and on the aggregate net amount of exposure that may be retained in respect of particular types of risk as compared to the policyholders' surplus (known as aggregate risk limits); and establishes contingency, loss and unearned premium reserve requirements. In addition, Financial Guaranty is also subject to the applicable insurance laws and regulations of all other jurisdictions in which it is licensed to transact insurance business. The insurance laws and regulations, as well as the level of supervisory authority that may be exercised by the various insurance regulators, vary by jurisdiction.

   At March 31, 2006, Financial Guaranty had net admitted assets of approximately $3.603 billion, total liabilities of approximately $2.454 billion, and total capital and policyholders' surplus of approximately $1.149 billion, determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

   Copies of Financial Guaranty's most recent generally accepted accounting principles and statutory accounting practices financial statements are available upon request to: Financial Guaranty Insurance Company, 125 Park Avenue, New York, NY 10017, Attention: Corporate Communications Department. Financial Guaranty's telephone number is (212) 312-3000.

   The financial strength of Financial Guaranty is rated "AAA" by Standards & Poor's, a Division of The McGraw-Hill Companies, Inc., "Aaa" by Moody's Investors Service and "AAA" by Fitch Ratings.

   The information relating to Financial Guaranty and its affiliates contained above has been furnished by Financial Guaranty. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Financial Security Assurance Inc. Financial Security Assurance Inc. ("Financial Security") is a New York domiciled financial guaranty insurance company and a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"). Holdings is an indirect subsidiary of Dexia, S.A., a publicly held Belgian corporation, and of Dexia Credit Local, a direct wholly-owned subsidiary of Dexia, S.A. Dexia S.A., through its bank subsidiaries, is primarily engaged in the business of public finance, banking and asset management in France, Belgium and other European countries. No shareholder of Holdings or Financial Security is liable for the obligations of Financial Security.

   At March 31, 2006, Financial Security's combined policyholders' surplus and contingency reserves were approximately $2,459,829,000 and its total net unearned premium reserve was approximately $1,858,167,000 in accordance with statutory accounting principles. At March 31, 2006, Financial Security's consolidated shareholder's equity was approximately $2,856,995,000 and its total net unearned premium reserve was approximately $1,504,103,000 in accordance with generally accepted accounting principles.

   The information relating to Financial Security and its affiliates contained above has been furnished by Financial Services. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   XL Capital Assurance Inc. XL Capital Assurance Inc. ("XLCA") is a monoline financial guaranty insurance company incorporated under the laws of the State of New York. XLCA is currently licensed to do insurance business in, and is subject to the insurance regulation and supervision by, all 50 states, the District of Columbia, Puerto Rico, the U.S. Virgin Islands and Singapore.

   XLCA is an indirect wholly owned subsidiary of XL Capital Ltd., a Cayman Islands exempted company ("XL Capital Ltd."). Through its subsidiaries, XL Capital Ltd. is a leading provider of insurance and reinsurance coverages and financial products and services to industrial, commercial and professional service firms, insurance companies and other enterprises on a worldwide basis. The ordinary shares of XL Capital Ltd. are publicly traded in the United States and listed on the New York Stock Exchange (NYSE: XL). XL Capital Ltd. is not obligated to pay the debts of or claims against XLCA.

   XLCA was formerly known as The London Assurance of America Inc. ("London"), which was incorporated on July 25, 1991 under the laws of the State of New York. On February 22, 2001, XL Reinsurance America Inc. ("XL Re") acquired 100% of the stock of London. XL Re merged its former financial guaranty subsidiary, known as XL Capital Assurance Inc. (formed September 13, 1999) with and into London, with London as the surviving entity. London immediately changed its name to XL Capital Assurance Inc. All previous business of London was 100% reinsured to Royal Indemnity Company, the previous owner at the time of acquisition.

   XL Capital Ltd. announced on April 7, 2006 that Security Capital Assurance Ltd. ("SCA"), a newly-created holding company for XL Capital Ltd.'s financial guaranty insurance and reinsurance business conducted through XLCA and XL Financial Assurance Ltd. ("XLFA") had filed a registration statement or Form S-1 with the SEC relating to the proposed initial public offering of a portion of its common shares. Through its operating subsidiaries of XLCA and XLFA, SCA will provide credit enhancement products to the public finance and structured finance markets throughout the U.S. and internationally.

   Under the registration statement, a portion of SCA's shares will be issued and sold by SCA and a portion will be sold by SCA's parent, XL Insurance (Bermuda) Ltd., as selling shareholder. After the consummation of the offering, XL Capital Ltd. is expected to beneficially own approximately 65% of SCA's outstanding shares. SCA expects to use the proceeds it receives from the offering primarily for capital contributions to its financial guaranty subsidiaries to support future business growth. SCA intends to apply to have its shares listed on the New York Stock Exchange under the ticker symbol "SCA". A copy of the registration statement is available on the SEC's website at www.sec.gov under Filings & Forms (EDGAR)

   XLCA has entered into a facultative quota share reinsurance agreement with XLFA, an insurance company organized under the laws of Bermuda, and an affiliate of XLCA. Pursuant to this reinsurance agreement, XLCA expects to cede up to 90% of its business to XLFA. XLCA may also cede reinsurance to third parties on a transaction-specific basis, which cessions may be any or a combination of quota share, first loss or excess of loss. Such reinsurance is used by XLCA as a risk management device and to comply with statutory and rating agency requirements and does not alter or limit XLCA's obligations under any financial guaranty insurance policy. With respect to any transaction insured by XLCA, the percentage of risk ceded to XLFA may be less than 90% depending on certain factors including, without limitation, whether XLCA has obtained third party reinsurance covering the risk. As a result, there can be no assurance as to the percentage reinsured by XLFA of any given financial guaranty insurance policy issued by XLCA.

   Based on the audited financials of XLFA, as of December 31, 2005, XLFA had total assets, liabilities, redeemable preferred shares and shareholders' equity of $1,394,081,000, $704,007,000, $39,000,000 and $651,074,000, respectively, determined in accordance with generally accepted accounting principles in the United States. XLFA's insurance financial strength is rated "Aaa" by Moody's and "AAA" by S&P and Fitch Inc. In addition, XLFA has obtained a financial enhancement rating of "AAA" from S&P.

   The obligations of XLFA to XLCA under the reinsurance agreement described above are unconditionally guaranteed by XL Insurance (Bermuda) Ltd ("XLI"), a Bermuda company and one of the world's leading excess commercial insurers. XLI is a wholly owned indirect subsidiary of XL Capital Ltd. In addition to A.M. Best's financial strength rating of "A+" and issuer credit rating of "aaa-", XLI's insurance financial strength rating is "Aa3" (Stable Outlook) by Moody's, "A+" by Standard & Poor's and "AA-" (Outlook Stable) by Fitch.

   The rating agencies have taken certain actions with respect to XL Capital Ltd. and various insurance operating subsidiaries of XL Capital Ltd., as described below. On November 22, 2005, Moody's downgraded the senior debt rating of XL Capital Ltd. from "A2"to "A3" and downgraded the other insurance financial strength ratings of various insurance operating subsidiaries of XL Capital Ltd. (other than XLCA and XLFA) from "Aa2" to "Aa3". On November 28, 2005, Standard & Poor's downgraded the senior debt rating of XL Capital Ltd. from "A" to "A-" and downgraded the counterparty credit and financial strength ratings of various insurance operating subsidiaries of XL Capital Ltd. (other than XLCA and XLFA) from "AA-" to "A+". On February 28, 2006, Fitch revised the long term issuer rating of XL Capital Ltd. from "A-" to "A". On October 26, 2005, Fitch downgraded the insurer financial strength ratings of various insurance operating subsidiaries of XL Capital Ltd. (other than XLCA and XLFA) from "AA" to "AA-".

   XLCA's insurance financial strength is rated "Aaa" by Moody's and "AAA" by Standard & Poor's and Fitch, Inc. ("Fitch"). In addition, XLCA has obtained a financial enhancement rating of "AAA" from Standard & Poor's. These ratings reflect Moody's, Standard & Poor's and Fitch's current assessment of XLCA's creditworthiness and claims-paying ability as well as the reinsurance arrangement with XLFA described above.

   Based on the audited financials of XLCA as of December 31, 2005, XLCA had total assets, liabilities and shareholder's equity of $953,706,000, $726,758,000 and $226,948,000, respectively, determined in accordance with generally accepted accounting principles in the United States of America. Based on the unaudited statutory financial statements for XLCA as of December 31, 2005 filed with the State of New York Insurance Department, XLCA has total admitted assets of $328,231,000, total liabilities of $139,392,000, total capital and surplus of $188,839,000 and total contingency reserves of $13,031,000 determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Based on the audited statutory financial statements for XLCA as of December 31, 2004 filed with the State of New York Insurance Department, XLCA had total admitted assets of $341,937,000, total liabilities of $143,494,000, and total capital and surplus of $198,443,000 and total contingency reserves of $7,342,000 determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

   XLCA is regulated by the Superintendent of Insurance of the State of New York. In addition, XLCA is subject to regulation by the insurance laws and regulations of the other jurisdictions in which it is licensed. As a financial guaranty insurance company licensed in the State of New York, XLCA is subject to
Article 69 of the New York Insurance Law, which, among other things, limits the business of each insurer to financial guaranty insurance and related lines, prescribes minimum standards of solvency, including minimum capital requirements, establishes contingency, loss and unearned premium reserve requirements, requires the maintenance of minimum surplus to policyholders and limits the aggregate amount of insurance which may be written and the maximum size of any single risk exposure which may be assumed. XLCA is also required to file detailed annual financial statements with the New York Insurance Department and similar supervisory agencies in each of the other jurisdictions in which it is licensed.

   The extent of state insurance regulation and supervision varies by jurisdiction, but New York and most other jurisdictions have laws and regulations prescribing permitted investments and governing the payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liabilities for borrowings.

   The information relating to XLCA and its affiliates contained above has been furnished by XLCA. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   CDC IXIS Financial Guaranty North America, Inc. ("CFIGNA") is a monoline financial guaranty insurance company incorporated under the laws of the State of New York, with its principal place of business in New York City.

   The claims-paying ability (also referred to as its financial strength) of CIFGNA is rated "AAA" by Fitch, "Aaa" by Moody's, and "AAA" by Standard and Poor's, the highest rating assigned by each such rating agency. Each rating of CIFGNA should be evaluated independently. The ratings reflect the respective rating agency's current assessment of the creditworthiness of CIFGNA and its ability to pay claims on its policies of insurance based upon, among other factors, the adequacy of the net worth maintenance and reinsurance agreements provided by CIFGNA described below. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency. The above ratings are not recommendations to buy, sell or hold CIFGNA insured bonds, and such ratings may be subject to revision or withdrawal at any time by the Rating Agencies. Any downward revision or withdrawal of any of the above ratings may have an adverse effect on the market price of the CIFGNA insured bonds. CIFGNA does not guarantee the market price of bonds nor does it guaranty that the ratings on bonds will not be revised or withdrawn.

   CIFGNA is licensed and subject to regulation as a financial guaranty insurance corporation under the laws of the State of New York, its state of domicile, and is licensed to do business in over 40 jurisdictions. CIFGNA is subject to Article 69 of the New York Insurance Law which, among other things, limits the business of such insurers to financial guaranty insurance and related lines, requires that each such insurer maintain a minimum surplus to policyholders, establishes contingency, loss and unearned premium reserve requirements for each such insurer, and limits the size of individual transactions ("single risks") and the volume of transactions ("aggregate risks") that may be underwritten by such insurers. Other provisions of the New York Insurance Law applicable to non-life insurance companies such as CIFGNA regulate, among other things, permitted investments, payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liabilities for borrowings. CIFGNA is required to file quarterly and annual statutory financial statements with the New York State Insurance Department ("NYSID") and is subject to statutory restrictions concerning the types and quality of its investments and the filing and use of policy forms and premium rates. Additionally, CIFGNA's accounts and operations are subject to periodic examination by the NYSID.

   THE INSURANCE PROVIDED BY CIFGNA IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED BY THE INSURANCE LAWS OF THE STATE OF NEW YORK.

   In addition to its capital and surplus as set forth below, CIFGNA is supported by a net worth maintenance agreement from its indirect parent, CDC IXIS Financial Guaranty, a French reinsurance corporation ("CIFG"). The net worth maintenance agreement provides that CIFG will maintain CIFGNA's U.S. statutory capital and surplus at no less than $80 million. In addition, through a facultative reinsurance agreement, CIFGNA may cede up to 90% of its exposure on each transaction to CIFG; however, the facultative reinsurance agreement does not require that CIFG reinsure its exposure under any transaction. CIFG's claims-paying ability is rated "Aaa" by Moody's, "AAA" by Standard & Poor's and "AAA" by Fitch, the highest rating assigned by each such Rating Agency. Notwithstanding these net worth maintenance and reinsurance agreements, the holders of bonds insured by CIFGNA will have direct recourse against CIFGNA only, and neither CIFG nor any other affiliate of CIFGNA will be directly liable to the holders of such bonds.

   The following table sets forth the capitalization of CIFGNA as of September 30, 2004, on the basis of accounting principles prescribed or permitted by the NYSID (in thousands):

           Common capital stock                              $ 19,700
           Gross paid in and contributed surplus              110,925
           Unassigned funds (retained deficit)                (37,406)
                                                            ---------
           Surplus as regards policyholders                  $ 93,219
                                                            =========

   Audited financial statements of CIFGNA as of December 31, 2003, prepared in accordance with statutory accounting principles applicable to insurance companies, may be obtained by writing to CIFGNA at 825 Third Avenue, 6th Floor, New York, New York 10022, Attention: Finance Department. The toll-free telephone number of CIFGNA is (866) CIFG 212.

   The extent of state insurance regulation and supervision varies by jurisdiction, but New York and most other jurisdictions have laws and regulations prescribing permitted investments and governing the payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liabilities for borrowings.

   In order to be in an Insured Trust, bonds must be insured by one of the Preinsured Bond Insurers or be eligible for the insurance being obtained by such Trust. In determining eligibility for insurance, the Preinsured Bond Insurers and the Portfolio Insurers have applied their own standards which correspond generally to the standards they normally use in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria used in the selection of bonds by the Sponsor. To the extent the standards of the Preinsured Bond Insurers and the Portfolio Insurers are more restrictive than those of the Sponsor, the previously stated Trust investment criteria have been limited with respect to the bonds. This decision is made prior to the Date of Deposit, as debt obligations not eligible for insurance are not deposited in an Insured Trust. Thus, all of the bonds in the portfolios of the Insured Trusts are insured either by the respective Trust or by the issuer of the bonds, by a prior owner of such bonds or by the Sponsor prior to the deposit of such bonds in a Trust.

   An objective of portfolio insurance obtained by an Insured Trust is to obtain a higher yield on the portfolio of such Trust than would be available if all the bonds in such portfolio had Standard & Poor's "AAA" rating and yet at the same time to have the protection of insurance of prompt payment of interest and principal, when due, on the bonds. There is, of course, no certainty that this result will be achieved. Preinsured Bonds in an Insured Trust (all of which are rated "AAA" by Standard & Poor's) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's. In selecting such bonds for an Insured Trust, the Sponsor has applied the criteria hereinbefore described.

   In the event of nonpayment of interest or principal, when due, in respect of a bond, a Portfolio Insurer shall make such payment after the respective insurer has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof. All policies issued by the Portfolio Insurers and the Preinsured Bond Insurers are substantially identical insofar as obligations to an Insured Trust are concerned.

   The Internal Revenue Service has issued a letter ruling which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid to holders of insured bonds, under policy provisions substantially identical to the policies described herein, will be excludable from Federal gross income under Section 103(a)(1) of the Internal Revenue Code to the same extent as if such payments were made by the issuer of the municipal obligations. Holders of Units in an Insured Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. However, Chapman and Cutler LLP, counsel for the Sponsor, has given an opinion to the effect such payment of proceeds would be excludable from Federal gross income to the extent described under "Federal Tax Status" in Prospectus Part II.

   Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contract of insurance in the event a claim should be made thereunder at some time in the future. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of any such company to meet its commitment pursuant to any contract of bond or portfolio insurance.

   The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

                            Portfolio Administration

   The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which funds may not be available, such of the bonds designated by the Supervisor as the Trustee in its sole discretion may deem necessary. The Supervisor, in designating such bonds, will consider a variety of factors including (a) interest rates, (b) market value and (c) marketability. The Sponsor may direct the Trustee to dispose of bonds upon default in payment of principal or interest, institution of certain legal proceedings, default under other documents adversely affecting debt service, default in payment of principal or interest or other obligations of the same issuer, decline in projected income pledged for debt service on revenue bonds or decline in price or the occurrence of other market or credit factors, including advance refunding (i.e., the issuance of refunding securities and the deposit of the proceeds thereof in trust or escrow to retire the refunded securities on their respective redemption dates), so that in the opinion of the Supervisor the retention of such bonds would be detrimental to the interest of the Unitholders. In connection with the Insured Trusts to the extent that bonds are sold which are current in payment of principal and interest in order to meet redemption requests and defaulted bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said bonds, the overall quality of the bonds remaining in such Trust's portfolio will tend to diminish. Except as described in this section and in certain other unusual circumstances for which it is determined by the Trustee to be in the best interests of the Unitholders or if there is no alternative, the Trustee is not empowered to sell bonds from an Insured Trust which are in default in payment of principal or interest or in significant risk of such default and for which value has been attributed for the insurance obtained by such Insured Trust. Because of restrictions on the Trustee under certain circumstances, the Sponsor may seek a full or partial suspension of the right of Unitholders to redeem their Units in an Insured Trust. See "Rights of Unitholders--Redemption of Units" in Prospectus
Part II. The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of bonds in the event of an advanced refunding.

   The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the bonds to issue new obligations in exchange or substitution for any bond pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if
(1) the issuer is in default with respect to such bond or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such bond in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying bonds, the Trustee is required to give notice thereof to each Unitholder of the Trust thereby affected, identifying the bonds eliminated and the bonds substituted therefor. Except as stated herein and under "Fund Administration--Replacement Bonds" in Prospectus Part II regarding the substitution of Replacement Bonds for Failed Bonds, the acquisition by a Trust of any securities other than the bonds initially deposited is not permitted.

   If any default in the payment of principal or interest on any bonds occurs and no provision for payment is made therefor within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such bonds within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted bond and not be liable for any depreciation or loss thereby incurred.

                               Sponsor Information

   Van Kampen Funds Inc. is the Sponsor of the Trusts. Van Kampen Funds Inc. is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $109 billion under management or supervision as of June 30, 2006. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Sponsor's principal office is located at 1221 Avenue of the Americas, New York, New York 10020. As of June 30, 2006, the total stockholders' equity of Van Kampen Funds Inc. was $278,565,267 (unaudited). (This paragraph relates only to the Sponsor and not to the Trust or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

     Van Kampen Funds Inc. and your Trust have adopted a code of ethics requiring Van Kampen's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust.

     If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

                               Trustee Information

   The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, telephone (800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

   The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of bonds for the portfolios of any of the Trusts. In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Trusts. Such records shall include the name and address of, and the certificates issued by the Trusts to, every Unitholder of the Trusts. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation. The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the bonds held in the Trusts.

   Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the trusts created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee. Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

                       Termination of the Trust Agreement

   A Trust may be terminated at any time by consent of Unitholders of 51% of the Units of such Trust then outstanding or by the Trustee when the value of such Trust, as shown by any semi-annual evaluation, is less than 20% of the original principal amount of bonds. A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Underwriters, including the Sponsor, so that the net worth of such Trust would be reduced to less than 40% of the initial principal amount of such Trust. If a Trust is liquidated because of the redemption of unsold Units by the Underwriters, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Trust Agreement provides that each Trust shall terminate upon the redemption, sale or other disposition of the last bond held in such Trust, but in no event shall it continue beyond the end of the year preceding the fiftieth anniversary of the Trust Agreement in the case of an IM-IT, Investment Grade Municipal, IM-IT Discount, a U.S. Territorial IM-IT, a Long-Term State or a National Quality Trust, or beyond the end of the year preceding the twentieth anniversary of the Trust Agreement in the case of Strategic Municipal, IM-IT Limited Maturity, IM-IT Intermediate, State Intermediate Laddered Maturity and IM-IT Short Intermediate Trusts. In the event of termination of any Trust, written notice thereof will be sent by the Trustee to each Unitholder of such Trust at his address appearing on the registration books of the Fund maintained by the Trustee. Within a reasonable time thereafter the Trustee shall liquidate any bond then held in such Trust and shall deduct from the funds of such Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other government charges. The sale of bonds in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount or par amount of bonds represented by the Units held by such Unitholder. The Trustee shall then distribute to each Unitholder his share of the balance of the Interest and Principal Accounts. With such distribution the Unitholder shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

   Notwithstanding the foregoing, in connection with final distributions to Unitholders of an Insured Trust, it should be noted that because the portfolio insurance obtained by an Insured Trust is applicable only while bonds so insured are held by such Trust, the price to be received by such Trust upon the disposition of any such bond which is in default, by reason of nonpayment of principal or interest, will not reflect any value based on such insurance. Therefore, in connection with any liquidation, it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any bond or bonds if retention of such bond or bonds, until due, shall be deemed to be in the best interest of Unitholders, including, but not limited to, situations in which a bond or bonds so insured have deteriorated market prices resulting from a significant risk of default. Since the Preinsured Bonds will reflect the value of the related insurance, it is the present intention of the Sponsor not to direct the Trustee to hold any of such Preinsured Bonds after the date of termination. All proceeds received, less applicable expenses, from insurance on defaulted bonds not disposed of at the date of termination will ultimately be distributed to Unitholders of record as of such date of termination as soon as practicable after the date such defaulted bond or bonds become due and applicable insurance proceeds have been received by the Trustee.

                             Description of Ratings

   Standard & Poor's, A Division of the McGraw-Hill Companies. A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt bond. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

   The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

   The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.

     II.  Nature of and provisions of the obligation.

     III. Protection afforded by, and relative position of, the bond in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

   AAA--This is the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA--An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

   A--An obligation rated "A" is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB--An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional Ratings: A provisional rating ("p") assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgement with respect to such likelihood and risk.

   Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

   Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Moody's(R) applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                              Arizona Risk Factors

   Economic Condition and Outlook. In comparison to the original forecast released in April 2005, the economy in Arizona is projected to grow at a faster rate over the forecast period from 2004 to 2006. For 2005, the projected growth rate has been increased to 4.6 percent and, for 2006, the projected pace of expansion is 3.7 percent. The revised nonfarm job increase for 2004 to 2006 is 202,200 jobs, in comparison to the original forecast, with a gain of 191,300 jobs. Not only is the overall economy anticipated to grow at a faster rate, as demonstrated in the nonfarm job figures, but most industries are projected to grow at a more rapid pace.

   The projections are being revised upwards because of stronger than anticipated strength in the Arizona economy. Strong population growth in the State has bolstered major industries such as construction, trade, financial activities, leisure and hospitality, educational and health services and government. Economic growth in the rest of the nation and other parts of the world has also helped to strengthen the State's economy. Productivity enhancements from automation and information technology have contributed to this overall economic improvement. An improving domestic economy has persuaded businesses to increase their spending. This increased spending has also contributed to accelerating the economy. Rapid economic growth in other parts of the world such as China has increased demand for many globally traded commodities such as copper and, therefore, has resulted in rising prices. Higher copper prices have resulted in expansion in the metal ores sector of the natural resources and mining industry. Continued U.S. military operations abroad have bolstered employment in the aerospace products and parts sector of durable goods manufacturing. Strong construction activity has bolstered another durable goods manufacturing sector, fabricated metal products.

   The economy will continue to grow over the forecast period despite rising costs for energy, health care and interest rates because incomes are expected to increase at a faster rate than costs. Rising interest rates will make consumer debt service more expensive and home mortgages less affordable. The removal of equity from the refinancing of home mortgages with rising housing prices has placed more money in the hands of consumers and has contributed to continued growth of consumer spending. However, housing price growth is expected to slow as interest rates rise and, therefore, slow equity removal and mortgage refinance activity. Higher health care and energy costs will absorb consumer disposable income and leave less money to be spent on other goods and services. These rising costs will slow, rather than stop, the current economic expansion.

   The current economic expansion could potentially be halted if the costs of interest rates, energy and health care increase past a certain point where they absorbed a majority of consumer disposable income while not leaving enough funds to be spent on other items. Rising interest rates, a special concern, will make servicing high levels of consumer and federal government debt more expensive and crowd out other types of spending.

   Construction is now projected to have an increase of 39,800 jobs over the forecast period. The revised projected growth rate for 2005 is 11 percent, which slows to 9 percent for 2006. In contrast, the original set of projections had a gain of 24,800 jobs. Population growth and the corresponding need to expand infrastructure are expected to drive growth in construction.

   Manufacturing is forecast to add 4,800 jobs for an expansion rate of 1.5 percent for 2005 and 1.2 percent for 2006. The increasing pace of expansion is the result of an anticipated increase in defense contracts. In contrast, the original set of projections had a gain of 3,900 jobs. Natural resources and mining has a projected gain of 1,700 jobs, or a growth rate of 11 percent for 2005 and 9 percent for 2006. The previous forecast called for a gain of 500 jobs. Trade is forecast to have an increase of 37,000 jobs from 2004 to 2006 with a growth rate of 5.6 percent for 2005 and 3.8 percent for 2006. Retail is anticipated to add 33,700 jobs while wholesale employment is projected to gain 3,300 jobs. Financial activities is forecast to add 11,700 jobs in 2005 and 2006 for an expansion rate of 4 percent in 2005 and 3 percent in 2006. The original projections set called for an increase of 9,700 jobs. Transportation, warehousing and utilities is a part of the economy where rising energy costs have caused a downward revision to growth in comparison to the original forecast. The revised set of projections has this sector adding 2,400 jobs for a growth rate of 1.8 percent in 2005 and 1.2 percent in 2006. However, the original forecast called for an increase of 2,800 jobs. The primary reason for the reduced growth rate, especially in transportation, is higher than originally anticipated fuel prices. Information is following the trend of transportation, warehousing and utilities with downwardly revised forecast figures. The revised job losses have deepened to 4,300 jobs over the two-year period in contrast to a much smaller loss of 200 jobs in the original forecast. The reason for the downward revision is a deeper and longer than anticipated consolidation process in the telecommunications sector. Professional and business services is expected to add 37,300 jobs, an expansion rate of 6 percent in 2005 and 4.9 percent in 2006. The original set of projection figures called for an increase of 37,700 jobs. Growth was revised downward for this industry group because of greater projected losses in the sector of business support services. Leisure and hospitality is forecast to have an increase of 18,200 jobs, a growth rate of 4.3 percent for 2005 and 3.1 percent for 2006. The original projections set had an increase of 18,400 jobs. Government is projected to have a gain of 19,300 jobs, or a rate of growth of 2.6 percent in 2005 and 2.2 percent in 2006. The original forecast called for an increase of 21,900 jobs. The projected rate of expansion in educational and health services has been revised downward. This industry is now projected to have an increase of 29,500 jobs, or a pace of expansion of 6.0 percent in 2005 and 5.1 percent in 2006. The original forecast set the expansion to be an increase of 32,200 jobs. Growth projections for health care have been decreased because of the dampening effects of rapidly rising health care costs and shortages of workers in skilled occupations, while the slowing growth of the school age population, especially children in the primary and secondary school categories, has reduced the growth pace in educational and social services. The revised projections for other services are unchanged from the original with an addition of 4,800 jobs for a growth rate of 2.8 percent in 2005 and 2.5 percent in 2006.

   Overall, the remainder of 2005 and 2006 will be good for Arizona's economy with strong job growth in most industries. Information is the only exception with anticipated, accelerating losses. The factors of concern are rising interest and energy costs because if these two costs increase fast enough, then they have the potential to significantly slow down the State's economy.

   Major Initiatives. The Governor's Fiscal Year 2005 budget reflected a commitment to phase-in initiatives that respect the State's fiscal situation to shape an environment in which Arizonans of all ages receive an excellent education, pursue a life of prosperity and abundance, live in peace and safety, and enjoy Arizona's precious natural resources.

   The fiscal year 2005 Budget provided $25 million for classroom teachers and new facilities as the first step in a five-year phase-in of voluntary Full Day Kindergarten. The budget fully funded the Operating, Capital Outlay, and Equalization Aid funding formulas. Arizona's two-year community colleges provide high school graduates with a variety of educational opportunities, including technical education needed to participate in Arizona's and the nation's new economy. The budget provided full funding for FY 2005 enrollment growth at the three State universities. Additionally, funding for faculty retention was provided to the University of Arizona and Northern Arizona University. Finally, to help alleviate Arizona's shortage of nurses, over $1 million was provided for the nursing school at Northern Arizona University.

   Human infrastructure investments that were adopted in the FY 2005 Budget included additional funding for the Division of Children, Youth and Families
(DCYF) in the Department of Economic Security. Of the $35.6 million requested by the Governor, $28.8 million and 235 full-time equivalent (FTE) positions in FY 2004 supplemental appropriations were provided for a variety of Child Protective Services issues as well as other DCYF services such as Adoption Services, Permanent Guardianship subsidies, and out-of-home placements for foster children. Additionally, the budget provided $13.75 million to double the Healthy Families program in FY 2005. The program provides contracted services to children under five years of age and members of their families. It is designed to prevent child abuse or neglect, as well as promote child development and wellness. Keeping the State's physical infrastructure in quality condition also requires continued investment. With the continued growth in population and attendant growth in Arizona's network of highways comes the requirement to build more roads and maintain them for the safety of motorists. A major part of highway safety is having an adequate law enforcement presence. The FY 2005 Budget contained approximately $1.9 million for new Highway Patrol officers to increase visibility on the highways and address increased workloads due to traffic accidents and motorist assists. The FY 2005 budget also provided $4.3 million sworn officer salary adjustments.

   Arizona forests have suffered from the wilderness equivalent of the perfect storm: unrelenting drought, forest overgrowth stemming from years of policy decisions, and a major infestation of bark beetles. The result: unprecedented fire danger, putting people and property at risk. The FY 2005 Budget provided $782,900 and 14 FTE positions to the State Land Department in inmate fire crews, which provided training for twelve inmate fire crews. The crews were used for fuel treatment and fire suppression in and around at-risk communities. The Budget also provided for $804,300 and 18 FTE positions in the Department of Corrections to fund 18 security positions for the newly added inmate fire crews. Given the tremendous loss of property and the threat to the residents of more than 120 forest communities, it was a wise investment and one the State was dedicated to make.

   Combining the human, physical and financial resources of the State of Arizona to drive economic development is the job of the Department of Commerce. The Governor's Task Force recommended the largest initiative for military facilities. Military bases provide 83,000 jobs and an economic impact of $5.7 billion annually in Arizona. Laws 2004, Chapter 235 provided an annual $5 million appropriation for military installation preservation and enhancement projects. Another executive initiative for economic development adopted in the FY 2005 Budget included $295,400 for rural community economic health, including direct technical assistance to help those communities find resources that will allow them to upgrade their physical and human infrastructure.

   General Fund. The General Fund is the chief operating fund of the State. At June 30, 2005, unreserved fund balance of the General Fund was $986.168 million, while total fund balance closed the year at $1.310 billion. As a measure of the General Fund's liquidity, it may be useful to compare both unreserved fund balance and total fund balance to total fund expenditures and other financing uses. Unreserved fund balance represents 6% of total expenditures and other financing uses, while total fund balance represents 8% of the same amount.

   The fund balance of the State's General Fund increased by $563.764 million during the fiscal year. The primary source of the increase in fund balance is from the increase of sales tax and income tax revenues. Sales tax revenues increased $344.843 million from fiscal year 2004, an increase of 8%. Sales taxes paid by retail stores, construction contractors, restaurants and bars, and out-of-state companies increased approximately $155.000 million, $111.000 million, $29.000 million and $21.000 million, respectively, when compared to fiscal year 2004 sales tax receipts. Income tax revenues increased $709.789 million, an increase of 25%. Income taxes paid by individuals increased by approximately $530.000 million when compared to fiscal year 2004 individual income tax receipts. In addition, income taxes paid by businesses increased approximately $180.000 million during the same period.

   Health and welfare expenditures and intergovernmental revenue increased by $640.612 million, or 9%, and $477.182 million, or 7%, as compared to fiscal year 2004, respectively. Overall program enrollment growth of 11% in the State's various healthcare programs, most significantly Title XIX Medicaid and the Title XXI State Children's Health Insurance Program, was the main contributing factor to the growth in expenditures in fiscal year 2005. Additionally, increased expenditures resulted from rising cost of health care programs. Inflationary trends for health care costs are incorporated in the rate development process for the managed care organization capitation rates. Due to substantial increases in utilization and costs for pharmacy (37%), physician (21%), and transportation and inpatient (14%), the capitation rates were increased by an average of 6% for the contract period of October 2004 to September 2005. The State received additional federal grants and county funding to cover a major portion of these increased costs.

   Education expenditures increased $305.888 million, or 8%, compared to fiscal year 2004. The increase is primarily attributed to an increase in statewide enrollment of 41,000 from fiscal year 2004.

   Cash Management. The responsibility for cash management of the State is shared by the Office of the Treasurer (Treasurer) and the General Accounting Office of the Department of Administration, Financial Services Division (GAO). The Treasurer is responsible for the depository, custodial and investment functions of cash. The GAO is responsible for drawing down monies available for State functions and the expenditure or disbursement of those monies. The State requires that Treasurer's deposits and investments with financial institutions be entirely covered by Federal depository insurance or alternatively collateralized with surety equal to 102% of the deposit or investment. Component units may have collateralization policies that differ from those of the Treasurer. The Legislature has passed statutes authorizing State investments. The Treasurer deposits receipts in accordance with applicable statutes and invests excess cash of the General Fund and various other funds. All interest, not otherwise apportioned by law, is deposited in the General Fund.

   Budgetary Controls. Budgetary control is maintained through legislative appropriation and the executive branch allotment process. The Governor is required to submit an annual budget to the Legislature. The budget is legally required to be adopted through passage of appropriation bills by the Legislature and approval by the Governor. The appropriated funds are controlled by the executive branch through an allotment process. This process allocates the appropriation into quarterly allotments by legal appropriation level. The State also maintains an encumbrance accounting system to further enhance budgetary control. Encumbered amounts generally lapse as of the end of the fiscal year, with the exception of capital outlay items. Capital outlay appropriations and their encumbrances continue from year to year. The State's budgetary policies are explained in detail in the Required Supplementary Information (RSI).

   The State is responsible for establishing and maintaining an internal control structure designed to ensure that the assets of the State are protected from loss, theft or misuse and to ensure that adequate accounting data are compiled to allow for the preparation of financial statements in conformity with U.S. generally accepted accounting principles. Internal accounting controls are designed to provide reasonable, but not absolute, assurance that these objectives are met. The concept of reasonable assurance recognizes that: (1) the cost of a control should not exceed the benefits likely to be derived and (2) the valuation of costs and benefits requires estimates and judgments by management. In the opinion of management, the State's internal controls are adequate to provide reasonable assurance that these objectives are met.

   Risk Management. The State purchases property and liability coverage whenever available on reasonable terms. The State is insured by an approved property insurer for claims in excess of $3.5 million, but less than $450 million, and liability claims in excess of $2 million for the Universities and the School for the Deaf and Blind and $7 million for all other state agencies, but less than $107 million. The State also maintains first dollar aircraft liability, hull, and airport liability coverage up to $200 million. Other purchased coverages include fidelity, foreign liability, medical malpractice (limited to the University of Arizona's medical professional staff), nuclear property, nuclear liability, and employment practices. The State's self-insurance fund provides property and liability coverage for claims less than or in excess of this coverage, or whenever coverage, such as workers' compensation and medical malpractice for non-University of Arizona professional staff, is unavailable on reasonable terms.

   The State pays self-insurance losses, defense costs, premiums and administrative costs from an appropriated fund which all of the State's agencies participate in. Total costs (excluding the cost of administering the program) have risen from approximately $15.3 million in fiscal year 1988 to approximately $86.7 million in fiscal year 2005. Yearly appropriations have also increased from approximately $27.7 million in fiscal year 1988 to approximately $93.9 million in fiscal year 2005 to meet rising losses and claims-related expenses. Annual funding is established for expected paid claims. The accrued insurance losses are not considered when determining funding for each fiscal year.

   Ratings. As of September 2006, Arizona was assigned an issuer credit rating of AA by Standard & Poor's Ratings Services and Aaa by Moody's Investor's Service. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Arizona issuers may be unrelated to the creditworthiness of obligations issued by the State of Arizona, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Arizona IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Arizona IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Arizona IM-IT to pay interest on or principal of such bonds.

   The Arizona IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Arizona municipal obligations (the "Arizona Municipal Obligations"). These include the possible adverse effects of certain Arizona constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Arizona and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Arizona or contained in Official Statements for various Arizona Municipal Obligations.

                              Arkansas Risk Factors

   Economic Outlook. During the past two decades, Arkansas' economic base has shifted from agriculture to light manufacturing. Agriculture has traditionally been a significant component of Arkansas' economy, but total income from this sector continues to decrease. Over 40% of the land in Arkansas is devoted to agriculture, and the state is a leading producer of rice, commercial broiler and cotton, generating over $5.5 billion in overall farm income each year.

   The state is now moving toward a heavier manufacturing base involving more sophisticated processes and products such as electrical machinery, transportation equipment, fabricated metals and electronics. In fact, Arkansas now has a higher percentage of workers involved in manufacturing than the national average. The diversification of economic interests has lessened the state's cyclical sensitivity to impact by any single sector. The State's work force and other factors continue to attract investment in manufacturing, as well as other factors to the State.

   In 2005, wage and salary employment rose to 1,167,025 jobs. This represented an increase of 15,875 jobs or 1.4 percent compared to 2004. In 2006, wage and salary employment is estimated to grow to 1,183,275 jobs. This represents an increase of 16,250 jobs or 1.4 percent from 2005. The 2006 forecast for gross general revenue is $4,804.5 million, an increase of $73.9 million or 1.6 percent over 2005.

   In fiscal year 2005, actual net available general revenues collected totaled $3,937.1 million, of which $3,629.9 million was distributed to State agencies and $307.2 million surplus was deposited to the General Revenue Allotment Reserve Fund. This amount is $338.3 million or 9.4 percent above the net available collections of fiscal year 2004. The general revenue distribution included an estimated $54.4 million from a 3 percent income tax surcharge, which will expire for tax years beginning January 1, 2005, and a transfer of $25.0 million from the Property Tax Relief Trust Fund. Fiscal year 2006 net available general revenue collections are estimated at $3,923.5, a decrease of $13.6 million or 0.3 percent over fiscal year 2005, with distribution to State agencies of $3,825.1 million, an increase of $195.2 million or 5.4% increase. This would provide an estimated $98.4 million surplus to be deposited to the General Revenue Allotment Reserve Fund for appropriation in the 2007 Legislative Session. The net available general revenues distributed for fiscal year 2006 are estimated to include $18.2 million from the Property Tax Relief Trust Fund. Revenue decreases from expiration of the 3 percent income tax surcharge and elimination of the Arkansas Estate Tax are estimated at $56.5 million and $9.1 million, respectively.

   Major Initiatives. In 2005, the Arkansas State Highway and Transportation Department (AHTD) maintained over 16,000 miles of highways and completed construction projects such as simple resurfacing of existing highways, replacing bridges, adding passing lanes, and building new roads. During 2005 and the previous four years, the AHTD has made unprecedented improvements to the Arkansas Interstate System as a result of the Interstate Rehabilitation Program
(IRP). By mid-2005, 50 Interstate roadway projects totaling 355.6 miles had been let to contract at a cost of nearly $1 billion. Forty nine of these projects totaling 349.3 miles of reconstructed or rehabilitated Interstate have been completed, with one 6.3 mile project on Interstate 40 in North Little Rock remaining under construction. Completed jobs included 71.1 miles on Interstate 30, 224.5 miles on Interstate 40, 47.1 miles on Interstate 55, and 6.6 miles on Interstate 540.

   Revenues and Expenditures. Deficit spending has been prohibited by statute in Arkansas since 1945. The Revenue Stabilization Act controls spending by state agencies and prohibits deficit spending. This Act requires that, before any state spending can take place, the General Assembly must make an appropriation and funds must be available in the fund from which the appropriation has been made. The state is prohibited from borrowing money to put into any state fund from which appropriations can be paid.

   Act 750 of 1973, as amended, established the State's Revenue Stabilization Law. This law and related legislation govern the administration and distribution of State revenues. Pursuant to the Stabilization Law, all general and special revenues are deposited into the General Revenue Allotment Account and the Special Revenue Allotment Account according to the type of revenue being deposited. From the General Revenues Fund, 3% of all general revenues are first distributed to the Constitutional Officers Fund and the Central Services Fund to provide support for the States' elected officials and their staffs and the Department of Finance and Administration.

   The balance is then distributed to separate funds proportionately as established by the Stabilization Law. From the Special Revenue Fund, 3% of all special revenues collected by DFA and 1.5% of all special revenues collected by other agencies are first distributed to provide support for the State's elected officials, their staffs, and DFA. The balance is then distributed to the funds for which the special revenues were collected. Special revenues, which are primarily user taxes, are generally earmarked for the program or agency providing the related services. General revenues are transformed into funds established and maintained by the Treasurer for major programs and agencies of the state in accordance with fund priorities established by the General Assembly.

   According to the Stabilization Law, the General Assembly establishes three levels of priority for general revenue spending, levels "A", "B", and "C". Successive levels of appropriations are funded only in the event sufficient revenues have been generated to fully fund any prior level. Accordingly, appropriations made to programs and agencies are only maximum authorizations to spend. Actual expenditures are limited to the lesser of (1) moneys flowing to a program or agencies' fund maintained by the Treasurer or (2) the maximum appropriation by the General Assembly. Because state revenues are not collected throughout the year in a pattern consistent with program and agency expenditures, a budget revolving fund, which receives interest earnings for State fund investments, has been established and is utilized to assure proper cash flow during any period.

   Debt Management. The Constitution of the State of Arkansas does not limit the amount of general obligation bonds which may be issued by the State; however, no such bonds may be issued unless approved by the voters of the State at a general election or special election held for that purpose. Although the State of Arkansas defaulted on some of its general obligation debt during the depression in the late 1930s, it has not failed to pay the principal and interest on any of its general obligations when due since that time.

   Act 496 of 1981, as amended, the Arkansas Water Resources Development Act of 1981 ("Act 496"), authorizes the issuance of State Water Resources Development General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Soil and Water Conservation Commission. The issuance of bonds pursuant to Act 496 was approved by the electors of the state at the general election on November 2, 1982. The total principal amount of bonds issued during any fiscal biennium may not exceed $15,000,000, and the total principal of all bonds issued under Act 496 may not exceed $100,000,000. All bonds to be issued under Act 496 shall be direct general obligations of the state, the principal and interest of which are payable from the general revenues of the state.

   Act 686 of 1987, the Arkansas Waste Disposal and Pollution Abatement Facilities Financing Act of 1987 ("Act 686"), authorizes the issuance of Arkansas Waste Disposal and Pollution Abatement Facilities General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Soil and Water Conservation Commission. The issuance of bonds pursuant to Act 686 was approved by the electors of the state at the general election on November 8, 1988. The total principal amount of bonds issued during any fiscal biennium may not exceed $50,000,000, and the total principal of all bonds issued under Act 686 may not exceed $250,000,000. All bonds to be issued under Act 686 shall be direct general obligations of the state, the principal and interest of which are payable from the general revenues of the state.

   Act 683 of 1989, the Arkansas College Savings Bond Act of 1989 ("Act 683"), authorizes the issuance of Arkansas College Savings General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Development Finance Authority. The issuance of bonds pursuant to Act 683 was approved by the electors of the state at the general election on November 6, 1990. The total principal amount of bonds issued during any fiscal biennium may not exceed $100,000,000, and the total principal of all bonds issued under Act 683 may not exceed $300,000,000. All bonds to be issued under Act 683 shall be direct general obligations of the state, the principal and interest of which are payable from the general revenues of the state.

   Counties and municipalities may issue general obligation bonds (pledging an ad valorem tax), special obligation bonds (pledging other specific tax revenues) and revenue bonds (pledging only specific revenues from sources other than tax revenues). School districts may issue general obligation bonds (pledging ad valorem taxes). Revenue bonds may also be issued by agencies and instrumentalities of counties, municipalities and the State of Arkansas but, as in all cases of revenue bonds, neither the full faith and credit nor the taxing power of the State of Arkansas or any municipality or county thereof is pledged to the repayment of those bonds. Revenue bonds can be issued only for public purposes, including, but not limited to, industry, housing, health care facilities, airports, port facilities and water and sewer projects.

   In November 2004, Arkansas voters approved an amendment to the State Constitution to allow the State to issue general obligation bonds for projects that create 500 jobs and have an investment of $500 million. Bond issuance is limited to 5 percent of State general revenues during the most recent year, which currently would allow an issuance of approximately $223 million in bonds. New incentives have been added to attract non-profit headquarters facilities that create a new payroll of at least $1 million and pay wages that are 110 percent of the State or county average wage. Targeted industry incentives provide start-up companies a 33 percent transferable income tax credit for research and development, a 10 percent payroll tax credit for up to 5 years, and sales and use tax refunds for equipment and building materials. Industries targeted are those that grow knowledge-based businesses from the intellectual property generated by the State's research universities. The emerging technology sectors include: advanced materials and manufacturing systems; agriculture, food, and environmental sciences; biotechnology, bioengineering, and life sciences; information technology; transportation logistics; bio-based products. Changes to legislation governing threshold limits and allowing the Director the discretion to increase incentives in highly competitive situations by approving rebates have provided Arkansas additional tools to attract industry.

   The total outstanding general obligation bonded indebtedness, including special obligation and other debt instruments, of the governmental fund types of the State as of June 30, 2005, was approximately $945 million.

   Ratings. As of September 2006, all outstanding general obligation bonds of the State of Arkansas are rated AA by Standard & Poor's Ratings Services and Aa2 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Arkansas issuers may be unrelated to the creditworthiness of obligations issued by the State of Arkansas, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Arkansas IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Arkansas IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Arkansas IM-IT to pay interest on or principal of such bonds.

   The Arkansas IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Arkansas municipal obligations (the "Arkansas Municipal Obligations"). These include the possible adverse effects of certain Arkansas constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Arkansas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Arkansas or contained in Official Statements for various Arkansas Municipal Obligations.

                             California Risk Factors

   Economic Outlook. The real estate market was an important engine of economic growth in 2005 for both the nation and California. In California, jobs closely related to the real estate market, namely construction and financial activities, accounted for about 32% of jobs created in 2005. Low mortgage interest rates fueled growth in the real estate sector. By the fall of 2005, however, home sales were beginning to slow and inventory was growing. By January 2006, residential real estate sales in California dropped by 9.5%, below the rate for January 2005. Home prices began to level off as the year ended, but the January 2006 median price was still 13.0% above the level of January 2005.

   Personal income growth in California has been more robust than that of payroll employment. Personal income for Californians was 6.0% higher in the third quarter of 2005 as compared to the third quarter of 2004, although lower than the 6.6% growth rate in 2004. Total employment is growing at a faster pace than payroll employment in California industries, thus boosting personal income growth. More workers are earning their income as contractors, self-employed or small business owners. State personal income tax collections through January 2006 are up 12.6% from last year, due in part to the resurgence in capital gains from the real estate market and the stock market. Because taxes on personal income are progressive, that is, the rate of taxation increases as taxable income increases, income gains by high-income taxpayers result in greater amounts collected in taxes.

   The State experienced healthy increases in general revenues, primarily personal income, corporate, and sales tax revenues, and stabilized its expenses. As a result, for the first time in the past four fiscal years, State revenues exceeded expenses and transfers for governmental activities. Total revenues for the State's business-type activities also exceeded expenses for the year. Therefore, net assets for the 2004-05 fiscal year for both governmental and business-type activities increased by 10.3% over last year.

   Net Assets. The primary government's net assets as of June 30, 2005, were $44.2 billion. After the total net assets are reduced by $80.4 billion for investment in capital assets (net of related debt) and by $14.9 billion for restricted net assets, the resulting unrestricted net assets were a negative $51.1 billion. Restricted net assets are dedicated for specified uses and are not available to fund current activities. More than half of the negative $51.1 billion consists of $29.7 billion in outstanding bonded debt issued to build capital assets for school districts and other local governmental entities. The bonded debt reduces the unrestricted net assets; however, local governments, instead of the State, record the capital assets that would offset this reduction.

   Changes in Net Assets. The primary government's total net assets increased by $4.1 billion (10.3%) during the year ended June 30, 2005. Net assets of governmental activities increased by $2.5 billion (7.9%), while net assets of business-type activities increased by $1.6 billion (19.8%).

   The California economy picked up speed in fiscal year 2004-05 and by the end of the fiscal year had regained all of the jobs lost since the 2001 recession. From June 2004 to June 2005, non-farm payroll employment added 243,900 jobs, representing an annual growth rate of 1.7%, more than twice as fast as in the previous fiscal year. Income growth was also strong, getting a significant boost from both job growth and capital gains. Despite short-term interest rate increases from the Federal Open Market Committee, mortgage rates remained low and the real estate market continued its upsurge. Home sales and prices reached record levels, and residential construction activity was strong. While professional and business services added more jobs (55,900) than any other single sector, construction gained a reported 54,500 jobs. Together, construction and financial activities provided 32.8% of the job growth in the fiscal year.

   The U.S. economy continued its expansion in 2005. Gross Domestic Product
(GDP) growth for the year averaged 3.5%. In August and September of 2005 the Gulf Coast of the U.S. was hit by two major hurricanes that significantly damaged the lives and property of people in that region. Oil and gas facilities were extensively damaged, significantly raising energy prices. Many feared that the nation would fall into recession. However, the economy continued to grow in the wake of the hurricanes. GDP grew 4.1% in the third quarter before slowing to 1.6% in the fourth quarter of 2005. This slowing was at least partially due to the storms. The hurricanes slowed exports and accelerated imports, as the nation replaced lost capacity at home with petroleum products and other goods from abroad.

   Payroll employment growth in calendar year 2005 was approximately 1.5% for the nation and 2.0% for California. The nation added almost 2.1 million jobs and California added approximately 287,000 jobs. By the end of December 2005, the unemployment rate in California had dropped to 5.1%, compared to 5.9% in December of 2004. The national unemployment rate in December 2005 was 4.9%. In January 2006 payroll employment in the nation grew by 193,000 jobs and in California by 18,300 jobs. The unemployment rate dropped to 4.7% in the nation and 4.9% in California. This was the lowest unemployment rate in California since March 2001. Jobs in construction, which was the leading source of employment gains for California in the prior 12 months, showed a decline in January.

   Infrastructure Planning. Recent disastrous flooding in the southern United States has heightened awareness of the urgent need to shore up the State's Central Valley levee system. Much of the existing levee system needs substantial rehabilitation. The State Department of Water Resources has estimated a cost of $1.0 to $1.5 billion for restoring the Central Valley flood control system's aging levees to the level of protection for which they were originally designed. In the future, the State will likely incur much higher costs to adequately protect the Valley's expanding urban regions. The Governor has proposed a Strategic Growth Plan that looks to invest more than $222 billion in infrastructure over a 10-year period. Five areas targeted for investment are transportation and air quality, education, flood control and water supply, public safety, and court and other public service projects. Although the creation of an infrastructure bond plan has been discussed, no specific plan has been finalized.

   Budget Outlook. The 2005 Budget Act was enacted on July 11, 2005, and authorizes total spending of $117.4 billion: $90.0 billion from the General Fund, $23.4 billion from special funds, and $4.0 billion from bond funds. Total General Fund resources and expenditures in this Budget are projected to be $92.0 billion and $90.0 billion, respectively. The Budget contains a $3.0 billion increase for education (kindergarten through 12th grade and community college funding), prepays a $1.2 billion loan due to local governments in 2006-07, and reflects program savings of approximately $4.1 billion.

   The Governor's Budget for the 2006-07 fiscal year, released on January 10, 2006, seeks total spending of $125.6 billion: $97.9 billion from the General Fund, $25.0 billion from special funds, and $2.7 billion from bond funds. Total General Fund resources, including transfers, are projected to be $98.6 billion, while expenditures are estimated at $97.9 billion. The proposed 2006-07 General Fund expenditures represent a $7.6 billion increase over the 2005-06 enacted budget amounts. The Governor's Budget also calls for the prepayment of $920 million of the $1.4 billion owed to transportation funds in 2007-08. For the first time, as required by Proposition 58, approved by California voters in March 2004, a transfer of $920 million will be made to the newly created Budget Stabilization Account. Half of the transfer to the Account serves to retire $460 million in deficit financing bonds, and the remainder stays in the Account as a reserve. The Legislative Analyst's Office (LAO), California's nonpartisan fiscal and policy advisor, notes that the Governor's Budget would leave the State with major structural budget shortfalls and a large amount of other outstanding financial obligations. The LAO also recommends that the legislature reduce ongoing spending increases proposed in the Governor's Budget and use one-time, stronger than normal revenues to pay down more of the outstanding budgetary debt, or hold some of these revenues in reserve.

   Debt Management Plan. As part of the Strategic Debt Management Plan adopted in the 2001-02 fiscal year, the State deferred, for up to four years, the initial principal payments on new and refunding general obligation bonds issued through June 30, 2004. Some of these deferred initial principal payments became due during the year ended June 30, 2005. Also, the initial principal payment became due this year for the Federal Highway Grant Anticipation Revenue Vehicles (GARVEE bonds) issued last year.

   Debt Administration. At June 30, 2005, the primary government had total bonded debt outstanding of $78.6 billion. Of this amount, $47.6 billion (60.6%) represents general obligation bonds, which are backed by the full faith and credit of the State. Included in the $47.6 billion of general obligation bonds is $10.9 billion of economic recovery bonds that are secured by a pledge of revenues derived from dedicated sales and use taxes. The current portion of general obligation bonds outstanding is $1.8 billion and the long-term portion is $45.8 billion. The remaining $31.0 billion (39.4%) of bonded debt outstanding represents revenue bonds, which are secured solely by specified revenue sources. The current portion of revenue bonds outstanding is $1.0 billion and the long-term portion is $30.0 billion.

   The primary government's total long-term obligations increased during the year ended June 30, 2005. The main reason for the increase was the issuance of $3.1 billion in general obligation bonds and $2.1 billion in revenue bonds. However, the increase due to bond issuances was offset by an increase in general obligation and revenue bond retirement payments made during the year.

   Budgetary Control. The State's annual budget is prepared primarily on a modified accrual basis for governmental funds. The Governor recommends a budget for approval by the legislature each year. This recommended budget includes estimated revenues; however, revenues are not included in the annual budget bill adopted by the legislature. Under State law, the State cannot adopt a spending plan that exceeds estimated revenues. Under the State Constitution, money may be drawn from the treasury only through a legal appropriation. The appropriations contained in the Budget Act, as approved by the legislature and signed by the Governor, are the primary sources of annual expenditure authorizations and establish the legal level of control at the appropriation level for the annual operating budget. The budget can be amended throughout the year by special legislative action, budget revisions by the Department of Finance, or executive orders of the Governor.

   Appropriations are generally available for expenditure or encumbrance either in the year appropriated or for a period of three years if the legislation does not specify a period of availability. At the end of the availability period, the encumbering authority for the unencumbered balance lapses. Some appropriations continue indefinitely, while others are available until fully spent. Generally, encumbrances must be liquidated within two years from the end of the period when the appropriation is available. If the encumbrances are not liquidated within this additional two-year period, the spending authority for these encumbrances lapses. State agencies are responsible for exercising basic budgetary control and ensuring that appropriations are not overspent. The State Controller's Office is responsible for overall appropriation control and does not allow expenditures in excess of authorized appropriations. Financial activities are mainly controlled at the appropriation level but can vary, depending on the presentation and wording contained in the Budget Act. Certain items that are established at the category, program, component, or element level can be adjusted by the Department of Finance. For example, an appropriation for support may have detail accounts for personal services, operating expenses and equipment, and reimbursements. The Department of Finance can authorize adjustments between the detail accounts but cannot increase the amount of the overall support appropriation. While the financial activities are controlled at various levels, the legal level of budgetary control, or the extent to which management may amend the budget without seeking approval of the governing body, has been established in the Budget Act at the appropriation level for the annual operating budget.

   Cash Management. Cash temporarily idle during the year is invested in the Pooled Money Investment Account (PMIA). Investment of PMIA moneys is restricted by law to the following categories: U.S. government securities, securities of federally sponsored agencies, domestic corporate bonds, bank notes, interest-bearing time deposits in California banks and savings and loan associations, prime commercial paper, repurchase and reverse repurchase agreements, security loans, bankers' acceptances, negotiable certificates of deposit, and loans to various bond funds. The average daily investment balance for the year ended June 30, 2005, amounted to $53.9 billion, with an average effective yield of 2.26%, compared to $54.6 billion and 1.53% for the year ended June 30, 2004. The total earnings of the PMIA for the year ended June 30, 2005, amounted to $1.2 billion, which was distributed as follows: $233 million to the General Fund, $547 million to special funds, $431 million to local governments, $1.8 million to CalPERS, and $1.1 million to CalSTRS. The State's cash management program for the General Fund regularly issues short-term obligations to meet cash flow needs. The State issues revenue anticipation notes (RANs) to partially fund timing differences between revenues and expenditures. A significant portion of the General Fund revenues are received in the second half of the fiscal year, while disbursements are paid more evenly throughout the fiscal year. If additional external cash flow borrowing is required, the State issues revenue anticipation warrants (RAWs).

   Risk Management. The primary government has elected, with a few exceptions, to be self-insured against loss or liability and generally does not maintain reserves. Losses are covered by appropriations in the year in which the payment occurs. The discounted liability for unpaid self-insured workers' compensation losses is estimated to be $2.8 billion as of June 30, 2005.

   Proposed Budget 2006-2007. The Governor released his proposed budget on January 10, 2006. The 2006-07 proposed spending plan totals $125.6 billion. This spending plan represents estimated General Fund expenditures of $97.9 billion, special fund expenditures of $25.0 billion, and bond fund expenditures of $2.7 billion. Proposed General Fund expenditures are 8.4% higher than the $90 billion expenditures estimated for the 2005-06 fiscal year. The Governor's budget projects to end the 2006-07 fiscal year with a $613 million reserve, including $460 million in the Budget Stabilization Account. Proposition 58, passed by California's voters in November 2004, requires that, beginning in the 2006-07 fiscal year, the State transfer into the Budget Stabilization Account by September 30 of each year a specified portion of estimated general fund revenues until the account balance reaches $8 billion or 5% of the estimated General Fund revenues, whichever is greater. In the 2006-07 Overview of the Governor's Budget, the Legislative Analyst's Office, California's nonpartisan fiscal and policy advisor, expresses concerns about using unexpected revenue increases from volatile revenue sources - such as business profits and capital gains - to increase spending instead of paying down outstanding obligations such as past borrowings from schools, local governments, and transportation. Given the continuing structural budget shortfall (when annual expenses exceed annual revenues) and an estimated $1.0 billion of potential unbudgeted costs, the Legislative Analyst cautions the legislature about taking on new and ongoing program commitments at this time.

   Ratings. As of September 2006, all outstanding general obligation bonds of the State of California are rated A+ by Standard & Poor's Ratings Services and A1 by Moody's Investors Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the California IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the California IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the California IM-IT to pay interest on or principal of such bonds.

   The California IM-IT is susceptible to political, economic or regulatory factors affecting issuers of California municipal obligations (the "California Municipal Obligations"). These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in California and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in official statements for various California municipal obligations.

                              Colorado Risk Factors

   General. Colorado became the thirty-eighth state of the United States of America when it was admitted to the Union in 1876. Its borders encompass 104,247 square miles of the high plains and the Rocky Mountains with elevations ranging from 3,350 to 14,431 feet above sea level. The state's major economic sectors include agriculture, manufacturing, technology, tourism, energy production, and mining. Considerable economic activity is generated in support of these sectors by government, wholesale and retail trade, transportation, communications, public utilities, finance, insurance, real estate, and other services. Given the state's semiarid climate, water resource development, allocation, and conservation are ongoing issues for state management.

   The state maintains a separation of powers utilizing three branches of government - executive, legislative, and judicial. The executive branch comprises four major elected officials - Governor, State Treasurer, Attorney General, and Secretary of State. Most departments of the state report directly to the Governor; however, the Departments of Treasury, Law, and State report to their respective elected officials, and the Department of Education reports to the elected State Board of Education. The elected officials serve four-year terms with the number of terms limited in duration.

   The legislature is bicameral and comprises thirty-five senators and sixty-five representatives who are also term limited. It is a citizen legislature whose general session lasts 120 days beginning in January of each year. Special sessions may be called by the Governor at his discretion and are limited to the topics identified by the Governor. The legislature's otherwise plenary power is checked by the requirement for the Governor's signature of its legislation and by specific limitations placed in the State Constitution by voters. The most significant fiscal limitation is the restriction related to issuing debt, raising taxes, and changing existing spending limits. From a fiscal perspective, the Joint Budget Committee of the legislature, because of its preparation of the annual budget and supplemental appropriations bills, holds the most important power vested in the legislature. The committee is bipartisan with members drawn from each of the houses of the legislature. The Governor's Office of State Planning and Budgeting develops an executive branch budget proposal, but there is no requirement for the Joint Budget Committee to adopt that proposal.

   The Judicial Branch is responsible for resolving disputes within the state, including those between the executive and legislative branches of government, and for supervising offenders on probation. The branch includes the Supreme Court, Court of Appeals, and district and county courts, served by 256 justices and judges in 22 judicial districts across the state (excluding 17 Denver county court judges). Municipal courts are not part of the state system. There are also seven water courts, one in each of the major river basins. The Judicial Branch budget is appropriated by the legislature, and it is funded primarily from general-purpose revenues of the General Fund.

   Economic Outlook. The state's General Fund revenue picture continued to rebound in Fiscal Year 2004-05. General Fund revenues were $394.4 million (6.8 percent) over the prior year amount; however, those revenues remained $194.5 million (3.1 percent) below the Fiscal Year 2000-01 record level. The general-purpose revenue growth parallels the reported 2004 state personal income growth of 5.8 percent. It also reflects a beginning recovery in state employment as 27,600 jobs were added in Fiscal Year 2003-04 and employment increased 2.3 percent in August 2005 - the tenth highest rate of increase in the nation. The state's recovery from the most recent recession follows the national recovery although the state has recovered more slowly. Inflation adjusted national gross domestic product grew at an annual rate of 4.2 percent in calendar 2004, and in the third quarter of 2005, it grew at a 3.6 percent annual rate over the third quarter of 2004. National personal consumption expenditures, which account for two-thirds of GDP and were up 3.8 percent, outpaced the third-quarter to third-quarter average while private domestic investment (including nonresidential structures, equipment and software, residential, and changes in inventories) lagged the average at 3.4 percent. Government spending also lagged the average at a 2.1 percent growth rate and was primarily the result of slower growth in state and local government spending. Federal spending, while increasing, also lagged the third-quarter to third-quarter average growth rate.

   Inflation in Colorado was extremely low in 2004 with consumer prices rising only 0.1 percent. Inflation remained low through August 2005 with prices up only
1.4 percent. Colorado inflation was controlled primarily by reductions in housing rental rates and incentives offered by automobile dealers. The high-wage jobs lost in the 2001 recession have also mitigated inflation pressures, as the job recovery has been slow since that time. A change in the method of computing the unemployment rate increased the 2004 percentage to 5.5 percent from 5.1 percent calculated under the old method; however, unemployment is forecast to decline in Fiscal Year 2005 as job growth continues. After two successive years of decline, housing permits increased 15.6 percent in 2004 while the value of nonresidential construction increased 26.3 percent.

   Colorado's economic difficulties in Fiscal Years 2001-02 through 2003-04 have continued to affect net migration in calendar year 2004. Net in-migration declined from approximately 69,000 and 35,000 in 2001 and 2002, respectively, to approximately 12,000 in both 2003 and 2004. However, the 2004 amount includes international in-migration of approximately 22,000 and out-migration to other states of around 6,000. This pattern likely results in replacing established households that have a high level of economic activity with new households that have a lower level of economic activity.

   Capital Assets and Long-Term Debt Activity. The state's investment in capital assets at June 30, 2005, was $16.1 billion ($15.8 billion in Fiscal Year 2003-04). Included in this amount were $4.1 billion of depreciable capital assets net of $2.9 billion of depreciation. Also included was $12.0 billion of land and non-depreciable infrastructure reported under the modified approach. The state added $750.3 million and $964.2 million of capital assets in Fiscal Year 2004-05 and 2003-04, respectively. Of the Fiscal Year 2004-05 additions, $416.5 million was recorded by governmental funds and $333.8 million was recorded by proprietary funds. Of the additions, $13.5 million was funded by general-purpose revenues and the balance was funded by federal funds, cash funds, or borrowing. The state continued construction of a major project to rebuild a portion of Interstate 25 in Denver. The project increases the capacity and efficiency of the highway and adds a light rail line. The project is funded by Transportation Revenue Anticipation Notes (TRANs) authorized by a vote of the people in the November 1999 election. The state will repay the notes from future federal and other state revenues.

   Conditions Expected to Affect Future Operations. Several conditions adversely affect the state's future operations. First, there has been a very significant change related to previously anticipated Taxpayer's Bill of Rights ("TABOR") refunds over the next five years. In a bipartisan agreement between the legislature and the Governor, two referenda were placed on the November 2005 election ballot. Voters approved one of the referenda by a narrow margin and rejected the other. The approved referendum, known as Referendum C, allows the state to retain all revenues in excess of the TABOR limits from Fiscal Year 2005-06 through Fiscal Year 2009-10. At the time of the vote, Legislative Council estimated the retained revenues at $3.7 billion. The election did not guarantee the availability of those funds, but rather it allowed the state to keep and spend those dollars if they are realized through existing taxes, fees, and other sources subject to the TABOR limits. The defeated referendum, known as Referendum D, would have allowed the state to borrow $2.07 billion in anticipation of the revenues to be retained under Referendum C. It specified the use of the debt proceeds to fund transportation, fire and police pensions, primary education buildings, and higher education buildings. The rejection of Referendum D means that many of the items cited in this discussion in Fiscal Year 2003-04 continue to be conditions that are expected to affect future operations.

   An existing statute provides for diversion of general-purpose sales tax revenue to the Highway Fund when other General Fund obligations have been met. Another statute provides that any General Fund Surplus be distributed to the Highway Fund and Capital Projects Fund in a two-thirds and one-third ratio, respectively. With the passage of Referendum C, OSPB currently estimates that $836.7 million will be sent to the Highway Fund between Fiscal Years 2005-06 and 2009-10 under these statutes. Even if none of this amount is used for debt service on the Highway Fund's existing debt, it will result in less new highway construction than would have occurred under the passage of Referendum D. In addition, any new highway construction will be spread over five to eight years and will be reduced by any construction cost inflation occurring during that period.

   Second, while one legislature cannot bind another, current law requires the General Fund to repay transfers from various cash funds when resources exceed General Fund obligations.

   Third, notwithstanding a 14.1 percent return on investments, the funding ratio (actuarial value of assets, using a four-year smoothed-market value, divided by actuarial accrued liability) of the State and School Division of the Public Employees Retirement Association (PERA) declined from 75.2 percent to
70.1 percent within its most recent fiscal year. This is down from a 104.7 percent funding ratio in 2000. The amortization period for the plan is infinite, which means that at the current contribution level the liability associated with existing benefits will never be fully paid. The current contribution rate of
10.15 percent is 1.3 percentage points (or 11.4 percent) below the average during the 1990s. PERA's actuary estimates that the contribution rate would need to be 16.9 percent to achieve the 40-year amortization period currently called for by the Governmental Accounting Standards Board. Several options have been offered to address the PERA funding issues, such as cutting benefits, raising employee contributions, or increasing employer contributions; however, each raises either legal, political, or budgetary issues.

   Fourth, the Election 2000 Amendment 23 constitutional requirement was originally designed to dedicate a portion of TABOR refunds to education programs. However, resources that were once general-purpose revenues continue to be diverted to the State Education Fund notwithstanding the passage of Referendum C, which eliminates TABOR refunds for the following five years. OSPB estimates that $321.7 million will be diverted from general-purpose tax revenue in Fiscal Year 2005-06 under this requirement. In addition, the state is required to increase funding of education by specified percentages over inflation. This requirement will have less of an impact in the near term than it has had historically because of the low level of inflation experienced by the state economy. Nonetheless, this revenue diversion and mandated expenditure growth infringes on general funding for other programs because of the existing spending limits.

   Fifth, for Fiscal Year 2002-03 and following years, the Legislature changed the budgetary accounting for June payroll and Medicaid expenditures to the cash basis. This causes the outflow of resources to be deferred into the following year. As a result, the state does not use full or modified accrual accounting to calculate budgetary compliance. Instead, potentially significant liabilities ($136.7 million net of related deferred revenue in Fiscal Year 2004-05) are delayed until the following year assuming that subsequent revenues will be adequate to pay those liabilities. Departures from generally accepted accounting principles (GAAP) such as this could adversely affect the state's credit rating. It will be difficult for the state to return to the GAAP basis of accounting for budgetary expenditures because of the significant one-time budgetary impact of recording payroll and Medicaid expenditures that were previously deferred.

   Sixth, the legislature temporarily reduced spending for Fiscal Year 2004-05. Payments to counties for the senior Homestead Property Tax Exemption were suspended reducing General Fund expenditures. These payments were also suspended for Fiscal Year 2005-06, but are scheduled to resume at an estimated amount of $65.8 million in Fiscal Year 2006-07. Additionally, payments to the Fire and Police Pension Association for Old Hire Pension Plans were suspended reducing General Fund expenditures by an estimated $25 million. These payments resume in Fiscal Year 2005-06.

   Seventh, Debt service payments on the remaining $1.4 billion of Transportation Revenue Anticipation Notes issued by the Department of Transportation average $270.8 million per year over the next five years. While a portion of the debt services will be funded by federal funds, a significant amount will be funded by state sources. When most of the notes were issued, the diversion of surplus general-purpose revenues was expected to accumulate to fund that debt service. Due to the economic recession, those diversions did not occur for several years. As discussed above, the diversion of General Fund resources is expected to resume with the passage of Referendum C. Nonetheless, the use of federal and other transportation resources to pay this debt service will reduce the amount that can be expended on road maintenance and construction statewide.

   Major Initiatives. The legislature passed significant legislation to implement measures recently placed in the State Constitution by voters and to address the fiscal impact of other voter approved constitutional requirements. The legislation was generally of two types. The first type was legislation that was immediately effective upon passage and signature by the Governor; the second type was legislation that was contingent on a vote of the people at the November 1, 2005, general election.

   Among legislation that was immediately effective on signature was House Bill 05-1310 which required the state to change its accounting for TABOR refunds made in excess of the TABOR constitutional requirements. The change allowed the state to take credit for TABOR refunds made for which it previously did not receive credit. The change reduced the amount of TABOR refunds due to the state taxpayers for Fiscal Year 2004-05 by $222.5 million. Senate Bill 05-209, the annual appropriations bill, included funding of an Amortization Equalization Disbursement beginning January 2006 that is intended to begin addressing the decline in funding status of the Public Employees Retirement Association. House Bill 05-1261 created the Tobacco Tax Cash Fund to receive and distribute tobacco taxes authorized by Section 21 of Article X of the State Constitution (Amendment
35), which was passed by the state's voters in the November 2004 general election. The same bill changed the financing for some existing tobacco education, prevention, and cessation programs from the Tobacco Litigation Settlement monies to the Tobacco Tax Cash monies. House Bill 05-1262 created several new funds to receive and expend monies distributed by the Tobacco Tax Cash Fund for programs generically designated in the constitution. House Bill 05-1330 authorized the Governor to initiate the sale and leaseback of eligible state facilities, in Fiscal Year 2005-06, if the Office of State Planning and Budgeting revenue estimates show that the required General Fund Reserve will drop below two percent. The State Capitol is not considered an eligible state facility.

   Among the legislation that was passed and was contingent on a vote of the people at the November 1, 2005 general election was House Bill 05-1194 which placed a referred measure (Referendum C) on the statewide ballot requesting voter approval for the state to retain and spend all state revenues in excess of the constitutional revenue and spending limitations in Section 20 Article X of the State Constitution for the following five years. The legislation specified categories of spending that ranged from general to specific for the related spending. A companion measure (House Joint Resolution 05-1057-Referendum D) that was contingent on the passage of Referendum C asked voters for authority to issue $2.072 billion of notes with a maximum repayment cost of $3.225 billion. The referendum specified that $1.7 billion would be issued for transportation needs while $147.0 million would be used to pay the settlement of a lawsuit that required the state to fund repairs of public school facilities. Fifty million would be used to repair facilities at institutions of higher education, and $175.0 million would be used for state shortfalls in funding local fire and police pension liabilities. The voters passed Referendum C in the November 2005 election, and Referendum D was defeated. House Bill 05-1333 created the Critical Needs Financing Authority (CNFA) and authorized the Department of Transportation and the CNFA to issue notes authorized by Referendum D.

   Budgetary Controls. The General Assembly enacts the annual state budget for all ongoing programs, except for federal and custodial funds. New programs are funded for the first time in enabling legislation and are continued through the Long Appropriations Act in future periods. For the most part, appropriations lapse at the end of the fiscal year unless extenuating circumstances prompt the State Controller to approve an appropriation rollforward. Capital construction appropriations are normally effective for three years. The state records the budget in its accounting system along with estimates of federal awards and custodial funds of the various departments. Revenues and expenses/expenditures are accounted for on the basis used for the fund in which the budget is recorded except for certain budgetary basis exceptions (see Note RSI-1A). Encumbrances are also recorded and result in a reduction of the budgeted spending authority.

   Encumbrances represent the estimated amount of expenditures that will be incurred when outstanding purchase orders, contracts, or other commitments are fulfilled. Encumbrances in the General Fund are not reported as a reservation of fund balance unless the related appropriations are approved for rollforward to the subsequent fiscal year. Fund balance is reserved for encumbrances that represent legal or contractual obligations in the Capital Projects Fund and the Department of Transportation's portion of the Highway Users Tax Fund.

   In developing the state's accounting system, consideration has been given to the adequacy of internal accounting controls. Internal accounting controls are designed to provide reasonable, but not absolute, assurance regarding the safeguarding of assets against loss from unauthorized use or disposition. Those controls also assure the reliability of financial records for preparing financial statements and maintaining the accountability for assets. The concept of reasonable assurance recognizes that the cost of a control should not exceed the benefits likely to be derived from that control. The evaluation of costs and benefits requires estimates and judgments by management. All internal control evaluations occur within this framework.

   Revenues and Expenditures. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve (the "Unappropriated Reserve"). For fiscal years 1994 and thereafter, the Unappropriated Reserve requirement is set at 4 percent. In addition to the Unappropriated Reserve, a constitutional amendment approved by Colorado voters in 1992 requires the state and local government to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use (the "Emergency Reserve"). The minimum Emergency Reserve is set at 3 percent for 1995 and later years. For fiscal year 1992 and thereafter, General Fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) 5 percent of Colorado personal income or (ii) 106 percent of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final state or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a State fiscal emergency by the State General Assembly.

   On November 3, 1992, voters in Colorado approved a constitutional amendment (the "Amendment") which, in general, became effective December 31, 1992, and restricts the ability of the State and local governments to increase revenues and impose taxes. The Amendment applies to the State and all local governments, including home rule entities ("Districts"). Enterprises, defined as government-owned businesses authorized to issue revenue bonds and receiving under 10 percent of annual revenue in grants from all Colorado state and local governments combined, are excluded from the provisions of the Amendment.

   The provisions of the Amendment are unclear and have required judicial interpretation. Among other provisions, beginning November 4, 1992, the Amendment requires voter approval prior to tax increases, creation of debt, or mill levy or valuation for assessment ratio increases. The Amendment also limits increases in government spending and property tax revenues to specified percentages. The Amendment requires that District property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a formula set forth in the Amendment. School districts are allowed to adjust tax levies for changes in student enrollment. Pursuant to the Amendment, local government spending is to be limited by the same formula as the limitation for property tax revenues. The basis for spending and revenue limits for each fiscal year is the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases. The Amendment also prohibits new or increased real property transfer tax rates, new state real property taxes and local district income taxes. There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

   Litigation concerning several issues relating to the Amendment was filed in the Colorado courts. The litigation dealt with three principal issues: (i) whether Districts can increase mill levies to pay debt service on general obligation bonds without obtaining voter approval; (ii) whether a multi-year lease purchase agreement subject to annual appropriations is an obligation which requires voter approval prior to execution of the agreement; and (iii) what constitutes an "enterprise" which is excluded from the provisions of the Amendment. In September 1994, the Colorado Supreme Court held that Districts can increase mill levies to pay debt service on general obligation bonds issued after the effective date of the Amendment; in June, 1995, the Colorado Supreme Court validated mill levy increases to pay general obligation bonds issued prior to the Amendment. In late 1994, the Colorado Court of Appeals held that multi-year lease-purchase agreements subject to annual appropriation do not require voter approval. Finally, in May, 1995, the Colorado Supreme Court ruled that entities with the power to levy taxes may not themselves be "enterprises" for purposes of the Amendment; however, the Court did not address the issue of how valid enterprises may be created. Litigation in the "enterprise" arena may be filed in the future to clarify these issues.

   TABOR, Article X, Section 20 of the Colorado State Constitution, limits the state's revenue growth to the sum of inflation plus population growth in the previous calendar year. According to the OSPB after logging TABOR revenue surpluses for five years, the TABOR surplus vanished in FY 2001-02 and remained absent through FY 2003-04. The TABOR surplus disappeared because of the recession, Amendment 23, and the growth dividend. In FY 2004-05, the TABOR surplus reappears, totaling $53.1 million. From FY 2005-06 through the remainder of the forecast, the TABOR surplus is expected to range between $290 million and $950 million. The September 2004 OSPB forecast for the FY 2004-05 TABOR surplus is slightly lower than was forecast in June 2004, while the TABOR surpluses in FY 2005-06 and beyond are generally slightly higher. There are several reasons for the change. First, TABOR revenues received in FY 2003-04 were higher than anticipated in June 2004, permitting more of the growth dividend to be used in FY 2003-04. This raises the FY 2004-05 TABOR limit, which in turn, lowers the amount of the FY 2004-05 TABOR surplus, all things equal. Minor adjustments were also made to the FY 2004-05 General Fund and cash fund forecasts in light of the recent deceleration in national economic growth. Meanwhile, exceptionally low inflation in 2004 will result in a lower TABOR limit in FY 2005-06. The TABOR surplus in FY 2005-06 will thus increase.

   Governmental fund assets exceeded liabilities resulting in total fund balances of $3,441.1 million (prior year $3,195.6 million), of which, $2,349.3 million (prior year $2,507.1 million) was reserved, and the balance of $1,091.8 million (prior year $688.5 million) was unreserved. In total, governmental fund balances increased $245.5 million from the prior year primarily due to increases in Other Special Revenue Funds and Other Governmental Funds. The unreserved undesignated fund balance of the General Fund was zero, at both June 30, 2005, and June 30, 2004, because there were not adequate net assets to meet the statutorily required reserve on the generally accepted basis of accounting. Enterprise Fund assets exceeded liabilities resulting in total net assets of $3,977.2 million (prior year $3,616.7 million), of which, $3,106.0 million (prior year $2,903.9 million) was restricted or invested in capital assets, and the balance of $871.2 million (prior year $712.8 million) was unrestricted. The total increase of $360.5 million in Enterprise Fund net assets primarily occurred in the Higher Education Institutions and Unemployment Insurance Funds.

   In Fiscal Year 2004-05, state revenues subject to TABOR were $8,483.0 million, which was $41.1 million above the limit after the growth dividend and House Bill 05-1310 adjustments discussed above. The $41.1 million is reported as a current liability on the fund-level General Fund Balance Sheet and the government-wide Statement of Net Assets; most of the refund will be paid out between January and May of 2006. Without the growth dividend and the House Bill 05-1310 adjustments, the Fiscal Year 2004-05 refund would have been at least $352.8 million. At the beginning of Fiscal Year 2004-05 the University of Colorado, the Brand Board in the Department of Agriculture, and the Parking Fund in the Department of Personnel & Administration all became fully qualified TABOR enterprises. As fully qualified enterprises, the revenues of these activities are not subject to the TABOR revenue limits. As required by TABOR, the State Controller makes qualifications of enterprises neutral in the TABOR calculations by removing the activities' revenues from the base upon which the TABOR limit is calculated. In Fiscal Year 2004-05, the base was reduced by $384.0 million related to enterprise qualifications. Under the requirements of current law, the Governor's Office of State Planning and Budgeting (OSPB) estimates refunds growing from $440.4 million in Fiscal Year 2005-06 to $838.8 million in Fiscal Year 2009-10. However, the legislature placed a referendum on the November 2005 ballot allowing the state to retain the TABOR refund during those years. The voters approved the referendum, and although the Fiscal Year 2004-05 refund will be distributed in Fiscal Year 2005-06, there will be no refunds made related to Fiscal Years 2005-06 through 2009-10.

   Debt Management. Under its constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the state. However, certain agencies and instrumentalities of the state are authorized to issue bonds secured by revenues from specific projects and activities. The state enters into certain lease transactions which are subject to annual renewal at the option of the state. In addition, the state is authorized to issue short-term revenue anticipation notes. Local governmental units in the state are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. The Amendment requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.

   The state has issued Certificates of Participation (COPs) secured by buildings and vehicles and revenue bonds that are secured by pledges of future revenues. In some instances the debt-financed asset generates the pledged revenue stream; in other instances, such as the TRANs, the pledged revenue stream is future federal revenues and state taxes. The state has other forms of borrowing that are small in relation to the revenue bonds and COPs. In Fiscal Year 2003-04, the total principal amount of revenue bonds and COPs was 38.9 percent of net asset other than capital assets. In Fiscal Year 2004-05, that measure increased to 40.2 percent because debt principal increased more than did noncapital net assets on a proportional basis. Total per capita debt including bonds, certificate of participation, mortgages, notes, and leases was $642 per person in Fiscal Year 2002-03, $781 per person in Fiscal Year 2003-04, and it rose to $904 per person in Fiscal Year 2004-05. Except for exempt enterprises, the TABOR amendment requires a vote of the people for the creation of any debt unless existing cash reserves are irrevocably pledged to service the debt. The amendment does allow debt issuance to refinance a borrowing at a lower interest rate. These requirements limit management's ability to address revenue shortfalls by borrowing for capital expenditures.

   Risk Management. The state self-insures its agencies, officials, and employees against the risk of loss related to general liability, motor vehicle liability, and workers' compensation. Property claims are not self-insured, as the state has purchased insurance. The state uses the General Fund to account for the risk management function including operations and all current claims or judgments. Medical claims for officials and employees are managed through the Group Benefits Plan Fund, a Pension and Employee Benefits Trust Fund. The Regents of the University of Colorado are self-insured for workers' compensation, auto, general, and property liability. The Board of Governors of the Colorado State University System is self-insured for certain risks and participates in the state's risk management fund for other risks.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Colorado issuers may be unrelated to the creditworthiness of obligations issued by the State of Colorado, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Colorado IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Colorado IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Colorado IM-IT to pay interest on or principal of such bonds.

   The Colorado IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Colorado municipal obligations (the "Colorado Municipal Obligations"). These include the possible adverse effects of certain Colorado constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Colorado and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Colorado or contained in Official Statements for various Colorado Municipal Obligations.

                            Connecticut Risk Factors

   Economic Condition and Outlook. After almost eight years of solid economic growth, Connecticut began to experience payroll job losses in Fiscal Year 2001. In Fiscal Years 2001, 2002 and 2003 the state's payroll job losses totaled 13,700, 10,300 and 19,100 respectively. Payroll employment for Connecticut was recorded at 1,653,000 jobs at the end of Fiscal Year 2003. The Fiscal Year 2003 job loss represented a 1.1 percent decline in employment as compared to a 0.4 percent job decline nationally during the same period. The first four months of Fiscal Year 2004 have been more promising with preliminary figures showing modest job growth.

   Over the past ten years, Connecticut has experienced a shift in the industrial make-up of its workers with manufacturing jobs being replaced by service sector jobs. This is a trend that began several decades ago. In 1993,
17.7 percent of Connecticut workers were employed in manufacturing. By 2003, this number stood at 12.5 percent. Conversely, service sector employment rose from 36.7 percent to 40.7 percent of the workforce during this period. The diversification of Connecticut's workforce has helped to mitigate the economic consequences of declines in specific industries such as defense. Despite these shifts, manufacturing continues to play an important role in Connecticut's economic life contributing approximately 16 percent of Gross State Product. Transportation equipment production (primarily aircraft engines and submarines) is the dominant manufacturing industry in Connecticut. The state also has a vibrant export sector with export growth of 11.3 percent in 2000 and 7 percent in 2001. Exports contribute just over 5 percent to Gross State product.

   Connecticut's unemployment rate was 4.9 percent at the end of Fiscal Year 2003 compared to a national rate of 6.4 percent. After a slight rise at the beginning of Fiscal Year 2004, the state's unemployment rate dropped back to 4.9 percent in October 2003.

   One reason for the state's relatively low unemployment rate is stagnation in its labor force growth. Between Fiscal Years 1993 and 2003, Connecticut's labor force actually declined slightly. Nationally during this period the labor force was growing at an annual average rate of 1.4 percent. Reversing the trend of a declining state labor force will prove important to Connecticut's long-term economic growth potential. A slight acceleration in the state's population growth has been observed since 1996. A continuation of this trend should also contribute to labor force growth.

   Connecticut continues to be a national leader in income measurements. Connecticut's 2002 per capita income of $42,829 was 38.9 percent above the national average. Connecticut's median household income of $53,347 was 26.3 percent above the national average. Although Connecticut continues to hold its position as a high-income state, its comparative advantage over the rest of the country has declined through the first half of 2003. Through the first two quarters of 2003, Connecticut ranked 42nd in the country in personal income growth. It is projected that as Connecticut emerges from recession and job losses, its comparative income advantage will reemerge.

   Connecticut's housing market remained strong throughout the recent recession. Historically low interest rates contributed to the strong real estate activity. Home sales advanced at double-digit growth rates and home prices in the greater Hartford-New Haven area increased by 14 percent through the first three quarters of 2003 as compared to the same period a year earlier.

   Preliminary estimates point toward a growing national economy as 2003 ends. This bodes well for Connecticut's economic future. In the third quarter of 2003, preliminary estimates show Gross Domestic Product growth of 8.2 percent.

   MAJOR GOVERNMENT INITIATIVES
   Technology Initiative

   In July 2003, the state implemented the first phase of a new fully integrated, Internet based financial management and human resources system called Core-CT. The system provides a single point of entry for all state financial, human resources and payroll data. Core-CT contains central and agency accounting, purchasing, accounts payable, assets, inventory, payroll, time and attendance, worker's compensation, personnel and other business systems. The human resources/ payroll component of Core-CT came on-line in October 2003.

   The implementation of Core-CT is the product of several years of work to improve the state's financial reporting and management information systems. This work is continuing with the development of additional system modules. Core-CT will ultimately allow the state to gather more detailed financial and personnel data than had been available in the past, and to better analyze the effectiveness and efficiency of governmental programs. Over the next decade it is anticipated that Core-CT will help the state to improve its delivery of services to the people of Connecticut and to reduce program costs through efficiencies.

   From an information technology perspective, Core-CT has allowed the state to standardize and modernize its computer technology bringing uniformity to the computers, programming languages, and data base packages utilized by state government. Core-CT utilizes PeopleSoft ERP software.

   Tax Policy Initiatives

   By the beginning of Fiscal Year 2003, it was clear that the state was facing its second straight year of a significant General Fund deficit. Estimates during the first half of the fiscal year indicated that the deficit was in excess of half a billion dollars and growing. In February 2003, a deficit mitigation plan was enacted (Public Act 03-2). This plan raised General Fund revenue by an estimated $439.8 million in Fiscal Year 2003 as detailed below.

     o The personal income tax rate on the upper income bracket was raised from 4.5 percent to 5 percent for an estimated revenue gain of $207.4 million.

     o The sales and use tax base was expanded to include items such as media services, advertising, health clubs and magazines, adding $10.4 million in revenue.

     o The cigarette tax rate increased 40 cents to $1.51 per pack, which was estimated to raise $27.5 million in additional revenue.

     o A surcharge of 20 percent was imposed on the corporation tax with a projected revenue gain of $32.4 million. Various other one-time revenue enhancements were implemented to add an additional $70 million to General Fund revenue in Fiscal Year 2003.

   Downsizing the State's Workforce

   In response to growing Fiscal Year 2003 General Fund deficit estimates, the Governor and legislature took action to reduce state spending. A major part of the spending reduction plan included downsizing the state's workforce.

   Beginning in December 2002, the Governor laid off 1,886 General Fund employees for estimated savings in Fiscal Year 2003 of $9.2 million. These layoffs were in lieu of other state employee union concessions that were rejected by the Governor.

   To achieve additional personnel savings, the legislature included an early retirement incentive program in its February deficit mitigation act. The program was intended to create $36.9 million in Fiscal Year 2003 savings. Over 4,500 employees took advantage of the program.

   The deficit mitigation plan contained an additional $129.4 million in programmatic savings. Approximately half of this savings target was realized.

   BUDGETARY AND OTHER CONTROL SYSTEMS

   In November 1992, electors approved an amendment to the State Constitution providing that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year. This amendment also provided a framework for placing a cap on budgeted appropriations. Annual budgeted appropriations are capped at a percentage increase that is based on either the five-year average annual growth in the state's personal income or inflation, whichever is higher. Debt service payments, certain statutory grants to distressed municipalities, and appropriations required by federal mandate or court order are excluded from the limits of the cap. The spending cap can be lifted if the Governor declares the existence of extraordinary circumstances and the General Assembly by a three-fifths vote approves appropriations in excess of the cap.

   Budget control is maintained at the individual appropriation account level by agency as established in authorized appropriation bills. The allotment process exercises control over obligations or commitments. The Governor, through his budget office, allots funds for both budgeted and non-budgeted accounts and funds. The Governor is permitted to modify appropriations through the allotment process under certain circumstances and within percentage limitations specified by the General Assembly.

   Elected officials, agency commissioners, directors of public benefit corporations and agency managers are responsible for establishing internal control structures. Good internal control systems ensure that: resource use is consistent with laws, regulations and polices; resources are safeguarded against waste, loss and misuse; and reliable data are obtained, maintained and fairly disclosed in reports. The Office of the State Comptroller has worked to improve the overall internal control environment in state government. This work has included improvements to the central state accounting system that advance internal control efforts.

   CASH MANAGEMENT

   The State Treasurer continually monitors cash flow to maximize the utilization of cash resources. During the year, temporary balances are invested in the state's short-term investment fund. This fund is a money market investment pool with investments consisting of certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements, federal agency securities, and other investments with various ranges of maturities. The investment income and average yield rate for Fiscal Year 2003 for this fund was approximately $60 million and 1.64 percent respectively.

   Bank balances at June 30, 2003 were $177.1 million of which about 67 percent was insured or protected by collateral.

   DEBT MANAGEMENT

   The State's primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of November 1, 2002, the State had authorized direct general obligation bond indebtedness totaling $16,468,814,000, of which $15,102,913,000 had been approved for issuance by the State Bond Commission and $13,430,976,000 had been issued. As of November 1, 2002, net State direct general obligation bond indebtedness outstanding was $8,973,711,000. In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the City of Waterbury and the Southeastern Connecticut Water Authority. As of November 1, 2002, the amount of bonds outstanding on which the State has limited or contingent liability totaled $4,066,600,000.

   The State is obligated to various cities and towns under grant programs to fund certain school construction costs. As of June 30, 2002, the State's outstanding obligation was $1,124,000,000, and the Commissioner of Education estimated that future additional grant obligations might total $2,800,000,000.

   General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality's property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut's manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.

   In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

   The State's general obligation bonds are rated Aa3 by Moody's and AA by both Standard & Poor's and Fitch. As of August 22, 2002, Moody's and Standard & Poor's had each revised its credit outlook on such bonds from "stable" to "negative."

   Regional economic difficulties, reductions in revenues, and increases in expenses could lead to further fiscal problems for the State, its political subdivisions, and its or their authorities and agencies. Such problems could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

   LITIGATION

   The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the State's Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position: (i) an action involving claims by property owners in one of the poorest towns in a regional school district asserting that the statutory formula for cost allocation among towns in such a district denies the plaintiffs equal protection because it requires all towns in the district to pay the same per-pupil charge, seeking to enjoin use of the statutorily mandated system and to require that a formula more favorable to the plaintiffs be devised; (ii) litigation involving claims by Indian tribes and alleged Indian tribes to portions of the State's land area; (iii) an action by certain students and municipalities claiming that the State's formula for financing public education violates the State's constitution and seeking a declaratory judgment and injunctive relief; (iv) an action seeking to represent a class of certain Medicaid recipients, claiming that the Commissioner of the Department of Social Services fails to provide them adequate access to dental services and to adequately compensate providers of such services, and seeking declaratory and injunctive relief plus attorneys' fees and costs; (v) actions by several hospitals claiming partial refunds of taxes imposed on hospital gross earnings to the extent such taxes related to tangible personal property transferred in the provision of services to patients; (vi) an action against the State and its Attorney General by importers and distributors of cigarettes previously sold by their manufacturers seeking damages and injunctive relief relating to business losses alleged to result from the 1998 Master Settlement Agreement entered into by most states in litigation against the major domestic tobacco companies and challenging certain related so-called Non Participating Manufacturer statutes;
(vii) an action seeking to represent a class of juveniles, claiming that the policy of strip searching all juveniles arriving at State detention centers is unconstitutional, and seeking damages, declaratory and injunctive relief, attorneys' fees, and costs; (viii) an action seeking to represent a class of adults, challenging the policy or practice of strip searching all adult inmates arriving at correctional centers, whether or not there is a reasonable suspicion of the presence of weapons or contraband, and seeking damages, declaratory and injunctive relief, attorneys' fees, and costs; (ix) a class action alleging that the Department of Mental Retardation violates federal laws by maintaining a waiting list for Medicaid services of Medicaid-eligible persons and by placing persons in quasi-institutional settings without allowing them to choose more integrated community settings, and seeking mandatory injunctive relief, attorneys' fees, and costs; (x) two sales and use tax refund cases involving claims of exemption for purchases by aircraft manufacturers of certain property used by them in conducting certain research and development activities; (xi) a purported class action on behalf of approximately 30,000 people, claiming that the Commissioner of the Department of Social Services has violated federal law by implementing a State statute reducing eligibility for Medicaid benefits to individuals with incomes of up to 100% of the federal poverty level, from incomes up to 150% of the federal poverty level, and seeking a continuation of benefits for a longer period of time than the State statute provides; and (xii) a purported class-action on behalf of laid-off State employees, alleging that they were laid off in violation of their constitutional rights and claiming back wages, damages, attorneys fees, and costs.

   As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. On December 28, 2000, the plaintiffs filed a motion seeking to have the Superior Court monitor the State's compliance with the 1996 Supreme Court decision. A hearing was held in April 2002, and the case was settled early in 2003. Under the settlement agreement, the State will be required to open two new magnet schools in the Hartford area in each of the next four years and to substantially increase the voluntary inter-district busing program in that area. The anticipated cost of compliance over the four-year period is $45,000,000.

   Ratings. As of September 2006, all outstanding general obligation bonds of the State of Connecticut are rated AA by Standard & Poor's Ratings Services and Aa3 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Connecticut issuers may be unrelated to the creditworthiness of obligations issued by the State of Connecticut, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Connecticut IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Connecticut IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Connecticut IM-IT to pay interest on or principal of such bonds.

   The Connecticut IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Connecticut municipal obligations (the "Connecticut Municipal Obligations"). These include the possible adverse effects of certain Connecticut constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Connecticut and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Connecticut or contained in Official Statements for various Connecticut Municipal Obligations.

                              Florida Risk Factors

   Economic Outlook. Florida's economic growth accelerated in fiscal year 2004-05 and generally outperformed the domestic economy as a whole. This performance may be attributed to favorable natural, economic, and tax environments, and increasing demand for goods and services fueled by a growing population. Florida remains top ranked in the nation in total job growth and generated the fastest job growth rate among the ten most populous states. Florida's non-farm employment grew 3.5 percent in fiscal year 2004-05, adding 254,900 jobs. Increases in jobs were led by gains in professional and business services, construction, educational and health services, leisure and hospitality, wholesale and retail trade, financial services, and government. Forty-two percent of the job increase in fiscal year 2004-05 came from professional and business services, and education and health services. With the strengthening economy, non-farm employment is anticipated to add 274,900 jobs in fiscal year 2005-06, resulting in a 7.6 percent increase in wages and salaries. The unemployment rate is anticipated to decline from 4.4 percent in fiscal year 2004-05 to 3.7 percent in fiscal year 2005-06.

   Population growth (2.3 percent in fiscal year 2004-05) continues to be a major driver of economic activity in Florida. The State's population is expected to grow by 404,000 in fiscal year 2005-06. Over the next ten years, population is estimated to increase by 3.9 million. The projected growth in population will continue to fuel the State's economic expansion as the demand for housing, durable and non-durable goods and other services continues to increase.

   In 2004, Florida was hit by four major hurricanes bringing destruction to thousands of homes and businesses. In 2005, the State was affected by another four hurricanes: Dennis, Katrina, Rita, and Wilma. Reconstruction activities that began in 2004 were extended in 2005. New home construction increased significantly in fiscal year 2004-05, adding 266,500 homes. Construction is expected to continue to increase due to reconstruction and population growth. Billions of federal, state, and insurance claim dollars have flowed into Florida's economy for reconstruction. Total construction employment added 38,000 jobs in fiscal year 2004-05 and is expected to create 34,700 jobs in fiscal year 2005-06.

   Florida's economy has continued to show strength and resilience even after the hurricane damage. It has steadily expanded at a higher than expected rate, as evidenced by the strength of its labor market and the rise in personal incomes. Long-term growth is projected to be higher than previously anticipated as Florida's economic fundamentals remain strong and should provide stimulus for sustained future growth.

   Revenues and Expenditures. Governmental funds include general, special revenue, capital projects and debt service funds. Revenues are recognized when they are both measurable and available to finance current expenditures. Total revenues and total expenditures at the end of the 2004-05 fiscal year (June 30, 2005) were approximately $57.3 billion and $54.5 billion, respectively. The total fund balance at June 30, 2005, for governmental funds was $16.9 billion.

   Debt Management. Florida's Constitution and statutes require that Florida not run a deficit in its budget as a whole, or in any separate fund within its budget. Rather, its budget and funds must be kept in balance from currently available revenues each fiscal year. If the Governor or Comptroller believes a deficit will occur in any fund, by statute, he must certify his opinion to the Administrative Commission, which then is authorized to reduce all Florida agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the Florida Constitution prohibits Florida from borrowing by issuing bonds to fund its operations.

   Section 11 of Article VII of the State Constitution authorizes the State to issue general obligation bonds and revenues bonds to finance or refinance the cost of state fixed capital outlay projects authorized by law. General obligation bonds are secured by the full faith and credit of the State and payable from the proceeds of various taxes. Revenue bonds are payable from funds that receive legally restricted revenues. The Division of Bond Finance of the State Board of Administration has the responsibility to issue all state bonds. Florida's outstanding general obligation bonds at June 30, 2005, totaled approximately $19 billion and were issued to finance such capital outlays as educational projects of local school districts, community colleges and state universities, environmental protection and highway construction.

   Litigation. Currently under litigation are several issues relating to state actions or state taxes that put at risk a portion of General Revenue Fund monies. There is no assurance that any of such matters, individually or in the aggregate, will not have a material adverse effect on the state's financial position. Florida's 1997 tobacco settlement is expected to total approximately $13 billion over the initial 25-year period. As of June 30, 2005, the state has received approximately $4.6 billion from the settlement. The settlement anticipates that the state will use the funds for children's health care coverage and other health-related services.

   Ratings. As of September 2006, all outstanding general obligation bonds of the State of Florida are rated AAA by Standard & Poor's Ratings Services and Aa1 by Moody's Investors Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Florida issuers may be unrelated to the creditworthiness of obligations issued by the State of Florida, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Florida IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Florida IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Florida IM-IT to pay interest on or principal of such bonds.

   The Florida IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Florida municipal obligations (the "Florida Municipal Obligations"). These include the possible adverse effects of certain Florida constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Florida and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Florida or contained in Official Statements for various Florida Municipal Obligations.

                              Georgia Risk Factors

   Economic Condition and Outlook. Georgia's economy in fiscal year 2005 continued its growth cycle following the recession of 2001. The three sources of tax revenue most closely tied to economic conditions, personal income tax, corporate income tax and sales income tax, all experienced healthy growth in fiscal year 2005. Compared to fiscal year 2004, personal income tax grew 6.6%, corporate income tax grew approximately 50%, and sales tax grew 7.3%. This growth in tax revenue indicates solid growth in the underlying Georgia economy.

   Employment measures for Georgia have been giving mixed signals. Non-farm employment, which is measured based on a survey of establishments has been slow. Total non-farm employment grew at about 0.5% in fiscal year 2005. This slow growth was primarily due to significant decreases in employment in retail trade and manufacturing. Decreases in payrolls in these two sectors cut employment growth nearly in half. Sectors in which job growth was strong include wholesale trade, financial services, business and professional services, education and health, leisure and hospitality and government.

   In contrast to the employment survey, the household survey indicates substantially strong growth in the level of employment in Georgia. The household survey indicates that 58,000 jobs were added in fiscal year 2005, an increase of about 1.4%. This is more than double the level indicated by the employment survey. A final timely economic indicator for Georgia is total personal income. In fiscal year 2005, Georgia personal income grew at 6.8%. In comparison, personal income for the U.S. grew 6.5%.

   The outlook for Georgia's economy in fiscal year 2006 is clouded by run-up in energy prices caused by hurricanes in the energy producing Gulf of Mexico. The initial quarter of fiscal year 2006 saw tax revenue growth of over 9% and non-farm employment growth of about 26,000 jobs. In addition, the bankruptcy proceeding of a major employer, Delta Air Lines, is likely to be a drag on growth. Despite these concerns, the overall outlook remains generally positive. State revenues are projected to grow at about 6.1%.

   The assets of the State exceeded its liabilities at the close of the fiscal year by $20.6 billion (reported as "net assets"). Of this amount, $1.7 billion (reported as "unrestricted net assets") may be used to meet the State's ongoing obligations to citizens and creditors. Component units of the State reported net assets of $4.3 billion for the fiscal year ended June 30, 2005. The State's total net assets (including restatement of the prior year balance) decreased by $135 million.

   Governmental Funds. As of the close of the current fiscal year, the State's governmental funds reported a combined ending fund balance of $4.6 billion, with $725 million of this total available for spending at the government's discretion (unreserved fund balance).

   Proprietary Funds. Net assets at the end of fiscal year 2005 totaled $7.4 billion. Total net assets for the Enterprise Funds (including restatement of the prior year balance) increased by $307 million during the fiscal year; Internal Service Funds decreased by $12 million.

   Major Initiatives. The state was impacted by the high cost of fuel resulting from the impact of hurricane Katrina. Through an executive order, approved by the legislature, the Governor suspended tax collections on motor fuel sales for the month of September 2005. An executive order in December 2005 reduced sales tax on natural gas during the peak heating months of January through April 2006 and reduced the sales tax on liquid propane from January through March 2006. This order will provide tax savings to consumers ranging from $16 to $20 million and prevents the state from reaping a revenue windfall from the high costs of these fuels.

   With an improvement in economy and increases in tax revenues in the last two years, funding for education has been enhanced to improve the quality of education and also to address growth of approximately 2.5 percent per year.

   Increased health care costs related to Medicaid and employee health benefits continue to place strains on the State's budget. The state is implementing a managed care plan for Medicaid and Peach Care as well as other initiatives to control costs.

   Debt Administration. The Georgia State Financing and Investment Commission, an agency of the State, is empowered by law to receive the proceeds from the issuance of State of Georgia general obligation and guaranteed revenue debt from the State, to provide the means for the proper application of the proceeds of such debt, and to establish the procedure for protecting the holders of such debt. Under the Constitution of the State of Georgia, the highest aggregate annual debt service (principal and interest) for all outstanding general obligation and guaranteed revenue debt may not exceed 10% of the previous fiscal year's revenue collections. The highest total annual commitments at June 30, 2005, were 6.01% of the 2005 revenue collections. At June 30, 2005, outstanding general obligation debt issues of the State of Georgia totaled $6,183,865,000 and outstanding guaranteed revenue bonds issued by certain discretely presented component units were $745,173,466. Subsequent to June 30, 2005, the State issued an additional $610,715,000 of general obligation debt and $425,000,000 of general obligation refunding debt. The State of Georgia's total long-term liabilities decreased by $77 million (1.0 percent) during the current fiscal year. The key factors contributing to this change are a net decrease of $274 million in general obligation bonds due to maturities offset by a net increase of $199 million in capital lease obligations. The increase in capital lease obligations was primarily in the Higher Education Fund.

   Cash Management. The State's investment policy is to maximize the protection of State funds on deposit while accruing an advantageous yield of interest by investing the funds in excess of those required for current operating expenses. Cash is managed in pooled funds to maximize interest earnings. Types of investments are dictated by legislation and are reviewed quarterly. The State Depository Board is designated by State law as the oversight Board for Georgia's cash management and investment policies. The Office of Treasury and Fiscal Services ("OTFS") acts as the administrative agent of the Board. OTFS invests temporarily idle cash in statewide investment pools. All such funds are invested considering first the probable safety of capital and then probable income, while meeting daily cash flow requirements and conforming to all statutes governing the investment of public funds.

   Risk Management. The state is self-insured against certain property and liability claims, including workers' compensation and unemployment compensation. The Risk Management Funds accumulate reserves for certain property and liability risks and pay for commercial insurance coverage. Revenues are generated from premiums charged to state and local government organizations. Various risk control techniques are utilized to minimize accident-related losses; risk managers also identify unique loss exposures and develop strategies to reduce the cost of risk associated with individual business operations.

   Ratings. As of September 2006, all outstanding general obligation bonds of the State of Georgia are rated AAA by Standard & Poor's Ratings Services and Aaa by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Georgia issuers may be unrelated to the creditworthiness of obligations issued by the State of Georgia, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Georgia IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Georgia IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Georgia IM-IT to pay interest on or principal of such bonds.

   The Georgia IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Georgia municipal obligations (the "Georgia Municipal Obligations"). These include the possible adverse effects of certain Georgia constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Georgia and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Georgia or contained in Official Statements for various Georgia Municipal Obligations.

                               Kansas Risk Factors

   State Profile. The State government is comprised of three branches: the Executive Branch, with the Governor as chief executive; the Legislative Branch, consisting of a Senate of 40 members and a House of Representatives of 125 members; and the Judicial Branch, which includes the Supreme Court, the Appeals Court and the District Trial Courts. The State provides a full range of services including education, safety, social services, recreation and transportation. The annual budget serves as the foundation of the State's financial planning and control. On or before October 1, agencies are required to submit annually or biennially budget estimates for the next fiscal year to the Division of Budget. These estimates are used in preparing the Governor's budget report. On or before the eighth calendar day of each regular legislative session, the Governor is required to submit the budget report to the Legislature. However in the case of the regular legislative session immediately following the election of a governor who was elected to the Office of Governor for the first time, that governor must submit the budget report to the Legislature on or before the 21st calendar day of that regular session.

   Economic Factors and Next Year's Budgets and Rates. According to the Kansas Department of Human Resources Kansas Labor Market Information News Release for July 2005, employment for nonfarm jobs in the State of Kansas for June 2005 is improving. Compared to June 2004, employment increased by 16,100 jobs for a total of 1.4 million nonfarm jobs. Kansas has had 12 consecutive months of over-the-year job growth. The unemployment rate was 5.3 percent for June 2005, compared to 5.8 percent in June 2004.

   Net assets increased by $583 million or 6.2%. Approximately 57.2% of the total revenue came from taxes, while 28.6% resulted from grants and contributions (including federal aid). Charges for various goods and services provided 11.0% of the total revenues. Expenses cover a range of services. The largest expenses of total expenses were for education (34.9%), human resources (32.1%), and general government (12.5%).

   The combined net assets of the State (government and business-type activities) totaled $10.1 billion at the end of 2005, compared to $9.5 billion at the end of the previous year, and increase of 6.2%. The largest portion of net assets reflects investment in capital assets such as land, buildings, equipment, and infrastructure (roads, bridges, and other immovable assets), less any related debt used to acquire those assets that are still outstanding. The State uses these capital assets to provide services to citizens; consequently, these assets are not available for future spending. Although investment in its capital assets is reported net of related debt, it should be noted that the resources needed to repay this debt must be provided from other sources, since the capital assets themselves cannot be used to liquidate these liabilities.

   Financial Highlights. The assets of the State exceeded its liabilities at fiscal year ending June 30, 2005 by $10.1 billion (presented as "net assets"). Of this amount, $0.8 billion was reported as unrestricted net assets, which represents the amount available to be used to meet ongoing obligations to citizens and creditors.

   Fund Highlights. For fiscal year 2005, the governmental funds reported a combined ending fund balance of $1,086 million, a increase of $98 million in comparison with the prior year. Of the total amount, $774 million represents the fund balance of the Transportation Fund. There is ($202) million in the "unreserved fund balances" with all being in the Transportation Fund and Transportation-Capital Project Fund. The reserved balances of $1,288 million include the reserve for advances to other funds of $205 million and the reserve for encumbrances of $990 million.

   Differences existed between the original budget and the final budget. Revenue estimates were raised by approximately $55 million and expenditure estimates were raised by approximately $26 million. The original estimates provided for an excess of revenues over expenditures of a negative $72 million. The final budget provided for an excess of a negative $43 million of revenues over expenditures. Subsequently, fiscal year 2005 was closed with an excess of revenues over expenditures of $151 million.

   Revenues and Expenditures. During 1990, the Kansas legislature enacted legislation-establishing minimum ending balances for the State General Fund to ensure financial solvency for the state. The act established targeted year-end State General Fund balances as a percentage of state expenditures for the forthcoming fiscal year. This act was phased in over several years and currently requires an ending balance of at least 7.5% of expenditures and demand transfers.

   Estimates for the State General Fund are developed using a consensus revenue estimate approach. Pursuant to K.S.A. 75-6701, on or before each December 4 or each April 4, the Director of the Budget and the Director of the Legislative Research Department shall prepare a joint estimate of revenue to the State General Fund for the current and the ensuing fiscal year. If legislation is passed affecting State General Fund revenue, the two directors prepare a joint estimate of such revenue. If the two directors are unable to agree on the joint estimates, the Legislature must use the estimate of the Director of Legislative Research and the Governor must use the estimate of the Director of the Budget. (To date, the two directors have successfully reached agreement on these revenue estimates.)

   The focus of the State's governmental funds is to provide information on near-term inflows, outflows, and balances of expendable resources. In particular, unreserved fund balance may serve as a useful measure of a government's net resources available for spending at the end of the fiscal year. For fiscal year 2005, the governmental funds reported a combined ending fund balance of $1,086 million, an increase of $98 million in comparison with the prior year. Part of this fund balance is reserved to indicate that it is not available for new spending because it has already been committed to liquidate contracts and purchase orders of the prior fiscal year in the amount of $990 million and for advances in the amount of $205 million.

   The General Fund is the chief operating fund of the State. At the end of the current fiscal year, unreserved fund balance of the General Fund was a $297 million, while the total fund balance reached $312 million. As a measure of liquidity of the General Fund, it may be useful to compare both unreserved fund balance and total fund balance to total fund expenditures. Unreserved fund balance represents 5.4 percent of total General Fund expenditures, while total fund balance represents 5.7 percent of that same amount. The fund balance in the General Fund increased by $179 million during the current fiscal year.

   State investment in capital assets for its governmental and business-type activities as of June 30, 2005, amounts to $10.7 billion. This investment in capital assets includes land, buildings, improvements, equipment, infrastructure and construction in progress. Infrastructure assets are items that are normally immovable and of value only to the State, such as roads and bridges.

   The Kansas Department of Transportation used the modified approach for valuing their infrastructure. The roadways' conditions are assessed using a pavement management system. The bridges' conditions are assessed using the Pontis Bridge Management System. The conditions for the roadways and the bridges exceeded the Department's policy for minimum condition levels.

   The total increase in the investment in capital assets for its governmental and business-type activities for the current fiscal year was about 5.2 percent in terms of net book value. The majority of capital asset expenditures were used to construct or reconstruct roads and bridges. Depreciation charges for the year totaled $53 million.

   Cash Management. On a daily basis, the State monitors receipts to, and expenditures out of, the State Treasury. It also employs cash flow tools and techniques that maximize revenues without incurring undue risk. The State invests idle funds to match anticipated cash flow needs by using government securities, collateralized bank deposits, and high grade commercial paper to provide safety, liquidity, and yield, in that order. As a cash flow management policy, the State seeks to avoid borrowing from its own idle funds to meet expenditure obligations of the State General Fund.

   Debt Management. The State of Kansas finances a portion of its capital expenditures with various debt instruments. Revenue bonds and loans from the Pooled Money Investment Board finance most debt-financed capital improvements for buildings, while "master lease" and "third-party" financing pays for most capital equipment. The State of Kansas does not have the statutory authority to issue general obligation bonds. The Legislature has authorized the issuance of specific purpose revenue bonds and other forms of long-term obligations. KDFA is a public body politic and corporate, constituting an independent instrumentality of the State of Kansas. It was created to enhance the ability of the State to finance capital improvements and improve access to long-term financing for State agencies, political subdivisions, public and private organizations, and businesses. The total long-term bond debt obligations increased by $365 million during the current fiscal year. The key factor in this increase was the issuance of $200 million for Highway Bonds, KDOT Series 2004 B, and $176 million in Public Water Supply Revolving Loan Fund Bonds, KDFA Series 2004 1 & 2, less $82 million for various Bonds refunded by Series 2004 1 & 2.

   The State's total long-term debt obligation showed a net increase of $477 million (13.3%) during the current year. This increase was primarily due to the increase of $365 million in revenue bonds, $12 million in STAR bonds and $102 million in other long-term obligations.

   Ratings. The state of Kansas has no general obligation debt rating because it issues no general obligations debt by Constitutional law; however, as of September 2006, Standard and Poor's and Moody's Investors Services, Inc. assigned an issuer credit rating of AA+ and Aaa respectively, to the state of Kansas. There can be no assurances that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Kansas issuers may be unrelated to the creditworthiness of obligations issued by the state of Kansas, and there is no obligation on the part of the state to make payment on such local obligations in the event of default.

   Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Known claims, asserted and unasserted, have been evaluated for the likelihood of an unfavorable outcome. After review, it is the State's opinion, according to the State's financial report, that its ultimate liability in these cases, if any, is not expected to have a material adverse effect on the State's financial position.

   Risk Management. The State maintains a combination of commercial insurance and self -insurance to cover the risk of losses to which it may be exposed. This is accomplished through risk management and various outside entity commercial insurance providers. It is the policy of the State to cover the risk of certain losses to which it may be exposed through risk management activities. In general, the State is self-insured for certain health care claims (prescription drug and dental plus three of eight medical health plan options), State employee workers' compensation, long-term disability, tort liability, personal property, and real estate property losses up to $500,000 (except where separate coverage is required by bond covenant). The State has commercial vehicle liability coverage on all vehicles, and a statewide commercial policy on real property valued at $500,000 or more (except where separate coverage is required by bond covenant). Insurance settlements have not exceeded insurance coverage for the past three fiscal years. Risk is managed by positively addressing various benefits and liabilities through review, legislation and administration to assure that claims are promptly and correctly adjudicated and that appropriate and fair benefits and liabilities are reflected in the statutes and regulations. Where cost effective and appropriate, such as limiting the impact of a catastrophic occurrence to the State buildings, the State has limited its exposure through high deductible catastrophic loss insurance.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Kansas issuers may be unrelated to the creditworthiness of obligations issued by the State of Kansas, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Kansas IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Kansas IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Kansas IM-IT to pay interest on or principal of such bonds.

   The Kansas IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Kansas municipal obligations (the "Kansas Municipal Obligations"). These include the possible adverse effects of certain Kansas constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Kansas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Kansas or contained in Official Statements for various Kansas Municipal Obligations.

                              Kentucky Risk Factors

   Economic Condition and Outlook. The strength of the national economy is typically gauged by increases in output as measured by real GDP. The performance of state economies is measured by personal income and employment. In terms of these two statistics the Kentucky economy edged into expansionary territory in FY04 when personal income grew by 4.6 percent and nonfarm employment was up by
0.2 percent. (Employment had actually been falling before that.) The slow recovery was primarily from increased productivity, with the resulting need for a smaller work force, and excess manufacturing capacity abroad. In FY05, Kentucky's personal income is estimated to have increased by 5.9 percent to $118.7 billion. Wages and salaries comprise about half of total income. These were up by 5.6 percent during the year. Personal income is forecasted to be up by 6.0 percent in FY06 and 5.6 percent in FY07. The corresponding growth rates for wages and salaries are 4.6 and 5.1 percent.

   Employment data is commonly used to gauge the strength of the state's economy, primarily because of its timely availability and its impact on consumer spending and confidence. Nonfarm employment in Kentucky increased by a 0.8 percent in FY05 resulting in the addition of 15,800 jobs. Employment is expected to firm up during the next two years with growth rates of 1.3 and 1.4 percent.

   The service-providing sectors posted the largest gains during the year with an increase of 1.1 percent compared to 0.7 percent for the goods-producing sector. Government jobs account for 17 percent of total nonfarm employment. There was a decline of 0.5 percent in this sector. Kentucky's employment composition has changed over the last decade and has converged closer to the national average. However, employment is still dominated by manufacturing and construction. The goods-producing sector accounts for 21 percent of all jobs in Kentucky compared to the national average of 16 percent. In the last few years this has been to Kentucky's disadvantage as manufacturing facilities have moved to low-cost centers abroad, and the ones that remain have seen a surge in productivity.

   In FY05 manufacturing employment was flat, but showed some gains near the end of the year with an increase of 0.8 percent in the fourth quarter. Manufacturing of transportation equipment accounts for over one-fifth of all manufacturing jobs and was up 0.7 percent. The largest percentage gain in manufacturing employment was from computer and electronic products with an increase of 5.1 percent. However, this sector accounts for 8,300 jobs or just 3 percent of total manufacturing employment. Wood product manufacturing and paper manufacturing posted strong growths of 3.8 percent each. These two industries have combined employment of 24,500. Employment in fabricated metal products also grew strongly by 1.9 percent. This industry provides for 8 percent of manufacturing jobs. The largest decline in terms of both levels and percentage was in the apparel industry. In FY05 apparel employment contracted by 13.5 percent with a loss of 1,200 jobs.

   Business services had an employment increase of 2.7 percent for the year. The fastest-growing component was administrative and support with 60 percent of the jobs and a 6.7 percent increase in employment. Employment services account for 26 percent of total business services and grew by 5.1 percent. One third of the jobs are in professional, scientific, and technical services. These grew by just
0.2 percent in FY05. Leisure and hospitality services comprise 10 percent of Kentucky's employment. During FY05 employment in this sector was up 2.7 percent. Employment growth was strongest in the arts and entertainment portion of this sector (up 3.5 percent). However, those account for a little over 10 percent of this sector. Close to 90 percent of the jobs are in the accommodation and food service industries which grew by 2.5 percent.

   Employment outlook for the next two years is strong with most of the gains in business services (up 2.2 percent in FY06 and 3.1 percent in FY07); educational and health services (up 1.7 percent in FY06 and 1.6 percent in FY07); and leisure and hospitality (up 2.3 percent and 1.8 percent). High energy costs have spurred coal mining. In terms of percentage growth this sector forecasted to increase rapidly with employment increases of 3.8 percent in FY06 and 5.4 percent in FY07.

   Long-Term Financial Planning Kentucky has by statute (KRS 48.705) a set goal of maintaining a Budget Reserve Trust Fund (BRTF) balance of 5 percent of general fund revenues. As of June 30, 2005, the BRTF was approximately $300 million short of this goal. It is the policy of the current administration to earmark a portion of any year-end surplus to replenish the BRTF in order to achieve the desired balance. To that end, and as authorized by House Bill 267, we are increasing the BRTF by $90,250,000 for a total of $119,015,000 beginning with FY 2006.

   Major Initiatives. In March, 2005, the General Assembly enacted the Commonwealth's 2004-2006 biennial budget for the Executive Branch when meeting in Regular Session. Prior to that time, the Executive Branch of government had operated under quarterly Public Services Continuation Plans promulgated at the beginning of each fiscal quarter. This was the second consecutive biennium that the General Assembly did not pass an Executive Branch budget on time. The quarterly Public Services Continuation Plans represented a continuation of current levels of activity exclusive for the operating budget. The Franklin County Circuit Court ruled that no capital projects could move forward without an enacted budget. The Circuit Court also ruled that the spending plan could not include spending on new programs or an amount for existing programs greater than the General Assembly approved in its last budget. Outside of these requirements, the Circuit Court did not issue an injunction barring the Executive Branch from implementing the quarterly Public Services Continuation Plans, and ruled that the spending plans expire at the end of the fiscal year absent legislative action.

   In October, 2004, Governor Fletcher called the General Assembly into Special Session to address funding for the public health insurance program which covers state employees, local school district employees, and public retirees. The General Assembly appropriated funds for this purpose as well as funds for the state school system. In March, 2005, the 2005 Session of the General Assembly enacted the remainder of the Executive Branch budget. Within the budget bill, the General Assembly ratified all of the actions the Executive Branch took pursuant to the Public Services Continuation Plans.

   One of the more notable initiatives in the budget was the unprecedented size of the capital programs financed mainly through the issuance of debt. Education spending held the highest priority in the budget; it was increased by 12 percent, and the Post-secondary Education budget was increased by 9 percent. The capital budget for the Executive Branch included $1,456,315,300 in bond funded capital projects (exclusive of road and bridge construction) including $1,204,589,300 supported from General Fund debt service with the remainder ($251,726,000) to be financed with agency/restricted fund debt service. The largest proportion of new project activity, including bond-financed activity, was directed to Post-secondary Education. These efforts reflect support for the top capital construction priorities at each of the eight public universities and the Kentucky Community and Technical College System (KCTCS). The second largest commitment of support is for local school construction which was previously authorized and encouraged, but not fully funded. The School Facilities Construction Commission (SFCC), which aids local school districts in new construction and renovation projects, received $166 million in new bonds from the 2005 General Assembly to support offers of assistance to local school districts.

   The General Assembly also enacted Tax Modernization legislation, the JOBS for Kentucky program. The tax bill was revenue neutral over a five-year period. The legislation included a major restructuring of corporate and business taxes; repealing the corporate license tax, broadening the base of entities paying the corporate income tax, and lowering the corporation income tax rate. The personal income tax rate was reduced, a low-income tax credit was established, the intangible property tax was repealed, the cigarette tax was raised, wholesale alcohol taxes were increased, communications taxes were restructured, and a number of tax credits were established.

   In May, 2005, the Kentucky Supreme Court ruled on the budget lawsuit. The Court ruled that absent legislative appropriations the Executive Branch may only expend funds in certain instances, among which were: constitutional mandates, authorized bonded indebtedness, statutorily based appropriations, and federal mandates. The Commonwealth ended FY 2005 with a surplus in the General Fund of $622 million, including the Budget Reserve Trust Fund and $37 million in the Transportation Fund. The General Fund surplus was due to higher revenue receipts than anticipated combined with the lapse of unexpended funds. The Transportation Fund surplus was mostly the result of the lapse of unexpended funds. Governor Fletcher devoted $90 million of the General Fund surplus, the maximum allowed by the budget bill, to the Commonwealth's Budget Reserve Trust Fund, or Rainy Day fund.

   Assets. The Commonwealth's combined net assets (governmental and business-type activities) totaled $17.4 billion at the end of 2005, as compared to $16.6 billion at the end of the previous year. At $17.4 billion, the largest portion of the Commonwealth's net assets is invested in capital assets (e.g. land, infrastructures, buildings and improvements and machinery and equipment), less any related debt used to acquire those assets that is still outstanding. The Commonwealth uses these capital assets to provide services to its citizens; therefore, these assets are not available for future spending.

   The second largest portion of the Commonwealth's net assets, totaling $1.46 billion, is restricted and represents resources that are subject to either external restrictions or legislative restrictions on how they may be used. The remaining balance is unrestricted net assets. The unrestricted net assets, which if positive could be used at the Commonwealth's discretion, showed a negative balance of $1.45 billion. Therefore, no funds were available for discretionary purposes. A contributing factor to the negative balance is that liabilities are recognized on the governmentwide statement of net assets when the obligation is incurred. Accordingly, the Commonwealth recognizes long-term liabilities (such as general bonded debt, compensated absences, unfunded employer pension cost, and contingent liabilities-shown in Note 15 to the financial statements) on the statement of net assets.

   Debt Administration. The authority of the Commonwealth to incur debt is described in Article X, Section 25, of the Kentucky Constitution. In 1987, the Commonwealth created the Executive Bond Oversight Commission and the Legislative Bond Oversight Commission. The commissions meet jointly to review all proposed debt issuance. Both commissions must approve each financing plan before obligations are issued. The legislation that created the bond oversight commissions also created the position of Commonwealth Bond Advisor, who advises the commissions and must approve the pricing and fees associated with any debt issuance.

   The Commonwealth of Kentucky's bonded debt increased by $11 million to $3,236,766, a .35% increase during the current fiscal year. No general obligation bonds were authorized or outstanding at June 30, 2005. The key factor in this increase was the issuance of new debt during fiscal year 2005.

   Cash Management. The Commonwealth's investments are governed by KRS 42.500 et seq. and KAR Title 200 Chapter 14. The State Investment Commission, comprised of the Governor, the Treasurer, Secretary of the Finance and Administration Cabinet and gubernatorial appointees of the Kentucky Banker's Association, is charged with the oversight of the Commonwealth's investment activities. The Commission is required to meet at least quarterly, and delegates day-to-day investment management to the Office of Financial Management.

   The Commonwealth's investments are categorized into four investment pools:
Short-term, Intermediate-term, Long-term and Bond Proceeds Pools. The purpose of these pools is to provide economies of scale that enhance yield, ease administration and increase accountability and control. The Short-term Pool consists primarily of General Fund cash balances and provides liquidity to the remaining pools. The Intermediate-term Pool represents Agency Fund investments, state held component unit funds and fiduciary fund accounts held for the benefit of others by the Commonwealth. The Long-term Pool invests funds deemed appropriate for the pool where liquidity is not a serious concern. The Bond Proceeds Pool is where bond proceeds for capital construction projects are deposited until expended for their intended purpose.

   The Commonwealth engages in selective derivative transactions. These transactions are entered into only with an abundance of caution and for specific hedge applications to minimize yield volatility in the portfolio. The State Investment Commission expressly prohibits the use of margin or other leveraging techniques. The Commonwealth executes a variety of transactions which may be considered derivative transactions, which include: the securities lending program, over-the-counter treasury options, interest rate swaps, mortgage backed securities, collateralized mortgage obligations and asset backed securities.

   The Commonwealth has used over-the-counter treasury options since the mid-1980s to hedge and add value to the portfolio of treasury securities. These transactions involve the purchase and sale of put and call options on a covered basis, holding either cash or securities sufficient to meet the obligation should it be exercised. The State Investment Commission limits the total option commitment to no more than twenty percent of the total portfolio of treasury and agency securities. Historically, actual commitments have been less than ten percent of the portfolio. The Commonwealth has had a securities lending program since the mid-1980s. The Commonwealth is able to enter into either a principal relationship or an agent relationship. In a principal relationship the Commonwealth reverses its treasury and agency securities in exchange for 102% of eligible collateral, marked to market daily. Eligible Collateral is defined as securities authorized for purchase pursuant to KRS 42.500. In an agent program the agent lends the Commonwealth's treasuries and agencies, takes the cash received from the loan and invests it in securities authorized for purchase pursuant to KRS 42.500. The income generated by these transactions is split between the agent and the Commonwealth. At the present time the Commonwealth has entered into an agent agreement that has a guarantee of 10 basis points of the average market value of securities in the program.

   On June 20, 2003, the State Investment Commission adopted Resolution 03-03, which amended the Commonwealth's investment policy concerning asset-based interest rate swaps. The change modifies the exposure limits from a $200 million notional amount to a net market value approach, the absolute value of which cannot exceed $50 million for all counter-parties. The Commonwealth engages in asset-based interest rate swaps to better manage its duration and to stabilize the volatility of interest income.

   House Bill 5 of the First Extraordinary Session of 1997 was enacted on May 30, 1997. The Bill amended KRS 42.500 to authorize the purchase of additional investment securities with excess funds available for investment. The new classes of investment securities include: United States dollar denominated corporate securities, issued by foreign and domestic issuers, including sovereign and supranatural governments, rated in one of the three highest categories by a nationally recognized rating agency, and asset backed securities rated in the highest category by a nationally recognized rating agency.

   KAR Title 200 Chapter 14 provides, among other things that: corporate securities, inclusive of Commercial Paper, Banker's Acceptances and Certificates of Deposit are limited to twenty-five million per issuer and a stated final maturity of five years or less. Money market securities rated A1-P1 or higher are limited to 20% of any investment pool and when combined with corporate and asset backed securities (ABS) must not exceed 25% of any investment pool. United States Agency Mortgage Backed Securities (MBS) and Collateralized Mortgage Obligations (CMO) are also limited to a maximum of 25% of any investment portfolio. ABS, MBS and CMO must have a weighted-average-life of four years or less at time of purchase.

   Ratings. As of September 2006, State of Kentucky was given an issuer credit rating of AA- by Standard & Poor's Ratings Services and Aa2 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Kentucky issuers may be unrelated to the creditworthiness of obligations issued by the State of Kentucky, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Kentucky IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Kentucky IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Kentucky IM-IT to pay interest on or principal of such bonds.

   The Kentucky IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Kentucky municipal obligations (the "Kentucky Municipal Obligations"). These include the possible adverse effects of certain Kentucky constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Kentucky and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Kentucky or contained in Official Statements for various Kentucky Municipal Obligations.

                             Louisiana Risk Factors

   Economic Outlook. Located on the Gulf of Mexico and bounded by Arkansas, Texas and Mississippi, Louisiana occupies a land area of 43,411 square miles and serves a population of 4,483,000. The Executive, Judicial and Legislative Branches govern the State as provided by the State Constitution of 1974. The State provides a variety of services to citizens including education, health care, public safety, road and highway development and maintenance, and recreation. These services are financed primarily through taxes, fees, mineral royalties and federal revenues, which are accounted for by various funds (general fund, special revenue funds, capital project funds, etc.).

   Major industries in Louisiana include agriculture, fishing, and processing of mineral resources. The State leads the nation in the production of salt and sulfur and ranks high in the production of crude petroleum, natural gas, and natural gas liquids. The State rapidly industrialized in the 1960's and 70's and has giant oil refineries, petrochemical plants, foundries, and lumber and paper mills. Four of the ten busiest U.S. ports are located in Louisiana along the lower Mississippi River (New Orleans, South Louisiana, Baton Rouge, and Plaquemines). The State financial reporting entity includes 51 active component units, which are reported discretely in the financial statements. These component units include colleges and universities, boards and commissions, ports, levee districts, and other special purpose authorities.

   Louisiana is projected to operate in a recession-free environment over the next two years, though the national economy's growth rate is projected to slow to closer to 3% annually. After a slight heating of inflationary pressures in 2005 (3%), lower oil prices and a tighter monetary policy are expected to drop inflation to under 2% annually. Low inflation rates are predicted to keep long term interest rates very low, though the 30-year fixed rate should rise about 59 basis points.

   The State of Louisiana was heavily impacted by Hurricanes Katrina and Rita. Katrina was the worst hurricane in U.S. history. Its destructive power was compounded by the breaks in the levee system around New Orleans and the subsequent long-term flooding. This flooding set limits on home insurance reimbursements and in some cases rendered void business interruption insurance. This will result in changes that will significantly increase the cost of rebuilding.

   Hurricanes Katrina and Rita imposed extensive damage on offshore platforms and pipelines and onshore infrastructure. These damages have caused a short term spike in oil and natural gas prices. However, it is forecasted that the oil prices will drop into the $45 to $58 per barrel range and natural gas will stabilize at about $7.90 to $8.20 per mmbtu.

   These two hurricanes also affected the Metropolitan Statistical Areas (MSA) of New Orleans, Baton Rouge, Lafayette, Houma, Lake Charles, and Alexandria. It is estimated that over 267,000 homes in the New Orleans MSA were rendered uninhabitable by these two hurricanes and many more were significantly damaged. It is also expected that the New Orleans MSA employment will decline by 278,900 from the 2004 levels. Rebuilding of homes should enable 31,100 jobs to be added in 2007. By 2006, New Orleans will be the second largest MSA in Louisiana.

   Immediately after Katrina, the Baton Rouge MSA's population rose by about 248,000 people as evacuees flooded into the area. Ultimately, this MSA's population will be limited by its ability to create jobs for the evacuees. It is estimated that the Baton Rouge population will settle in at about 50,000 over the pre-Katrina level, which implies the MSA will add 26,300 jobs in 2006 and another 4,300 in 2007.

   These jobs will come from the relocation of some New Orleans firms to Baton Rouge and from the expansion of Baton Rouge as a bedroom community for people working in New Orleans. The influx of new jobs plus the decline in New Orleans, means that in 2006 the Baton Rouge MSA will be the largest in Louisiana.

   It is anticipated that the Lafayette MSA will add 5,200 jobs in 2006 and 1,600 jobs in 2007. Two factors will boost this MSA's employment. First, there will be some relocation of firms from New Orleans to this MSA. Secondly, fabrication and oilfield service firms will gain business associated with rebuilding the energy infrastructure destroyed in the Gulf of Mexico.

   It is estimated that the Houma MSA will have 4,600 new jobs in 2006 and 1,600 more in 2007. Post-Katrina this MSA will benefit from (1) the impact of higher energy prices on the extraction sector, (2) the gains for the area's fabricators in rebuilding the damaged energy infrastructure, (3) the boom in Port Fourchon due to the destruction of other ports servicing the offshore industry, and (4) by becoming a bedroom community for people who work in New Orleans.

   It is projected that the Lake Charles MSA will gain 3,700 jobs over 2006-07. This was the hardest hit MSA in the state by Rita. However, unlike New Orleans, Lake Charles avoided the prolonged flooding problem. It is assumed that this region will pick up 1,000 new jobs associated with repair from the hurricane. These gains will be offset somewhat by the announced closure of Lyondell Chemical and the temporary loss of jobs due to damage to Harrah's two riverboat casinos.

   The Alexandria MSA is expected to have 3,500 new jobs over 2006-07. Three thousand of those jobs are due to the opening of Union Tank Car, a mega-construction project by Cleco, and the opening of the new federal penitentiary at Pollock. This MSA will gain very marginally from the relocation of firms and families to the region post-Katrina/Rita.

   It is expected that there will be minor job gains in the rural areas of the state, especially in Tangipahoa Parish, just northwest across Lake Ponchartrain from New Orleans. On the net, it is forecasted that non-farm employment in Louisiana will fall by 59,700 jobs in 2005, fall a farther 158,900 jobs in 2006, and then rebound by 47,700 jobs in 2007 as more housing becomes available in New Orleans. In effect, the estimates suggest that Katrina and Rita wiped out about 11 years of employment growth in Louisiana and decreased the state's population in 2006 by 515,570, which is a loss significant enough to probably cost the state a congressional seat.

   Fund Highlights. Supplemental appropriations are usually passed before the end of the fiscal year based on revisions to estimated revenues by the Revenue Estimating Conference and the needs of various departments and programs. These supplemental appropriations are included in the final budget, but are not in the original budget. Final budgeted revenues were approximately $338 million greater than originally budgeted and final budgeted expenditures were approximately $445 million greater than originally budgeted. Transfers in from other funds make up the difference between revenues and expenditures. Final budgeted expenditures in excess of original budgeted expenditures include $150 million for Higher Education mainly due to the Disadvantaged or Disabled Support Program; $127 million for Department of Health and Hospitals mainly due to an increase in medical vendor payments made to State of Louisiana private providers; $65 million for bond defeasance in accordance with the provisions of Article VII,
Section 10(D)(2)(a) of the State Constitution to produce savings from the early repayment of debt; $27 million for Social Services mainly due to obligations incurred but unmet in fiscal year 2004 for the Temporary Assistance for Needy Family (TANF) Program; and expenditures for various other projects or services.

   The final budget for the TANF Program was increased to ensure that the obligations would be met in fiscal year 2005. Actual revenues were $336 million less than final budgeted revenues and actual expenditures were $773 million less than final budgeted expenditures. The difference between the final budgeted amounts and actual results can be attributed to an over estimation of final budgeted revenues and expenditures necessary for the operations of the general government and for providing for health and welfare. Actual revenues and expenditures were lower than budgeted amounts in part because the number of cash assistance cases, which provide temporary cash assistance to families in need, declined. Child care expenditures were less than budgeted amounts due to a decrease in the percentage used to calculate payments to subsidize child care centers.

   Assets. The overall financial position for the State improved from the previous year as reflected in the increase in net assets to $15.4 billion (8%). Net assets for governmental activities increased by $1.2 billion (9%), while net assets for business-type activities increased by $37 million (2%). The largest portion of the net assets of the State, $12.2 billion (49%), reflects investment in capital assets (e.g., land, roads, buildings, machinery, and equipment). These assets are used to provide services to residents of the State, and consequently are not available for future spending. Capital assets increased by $485 million (4%), due mainly to infrastructure improvements under the Louisiana Transportation Infrastructure Model for Economic Development (TIMED)

   In contrast, current and other assets (e.g., cash, investments, receivables, and inventory) totaled $12.7 billion (51% of total assets) at fiscal year end, and the State uses some of these resources to repay debt associated with capital assets. The current and other assets of the State at June 30, 2005 represent an increase of 15% from the prior fiscal year. Cash increased by $672 million (16%), mainly because of bond sales in the Capital Outlay ($500 million) and TIMED ($551 million) funds. A portion of these bond proceeds have been invested, contributing to the increase in investments of $712 million (19%).

   Restricted net assets represent those assets not available for spending as a result of legislative or constitutional requirements, donor agreements, or grant requirements. Restricted net assets increased by $1 billion (18%) from the previous fiscal year for governmental activities, due in large part to the increase in investment in capital assets for the TIMED program. Restricted net assets increased by $10 million (less than 1%) for business-type activities, reflecting a decrease in the expenses of the Unemployment Trust Fund because of a reduction in the number of unemployed.

   Revenue and Expenditures. The Louisiana Revenue Estimating Conference (the "Conference") was established by Act No. 814 of the 1987 Regular Session of the Legislature and given constitutional status in 1990 (Article VII, Section 10 of the State Constitution). The Conference was established to provide an official forecast of anticipated state revenues upon which the executive budget shall be based, to provide for a more stable and accurate method of financial planning and budgeting and to facilitate the adoption of a balanced budget as is required by Article VII, Section 10(E) of the State Constitution.

   In developing the official forecast, the Conference can only consider revenues that are projected to accrue to the state as a result of laws and rules enacted and in effect during the forecast period. The Conference is prohibited from including revenues which would be raised by proposed legislation or rules. During the 1990 Regular Session of the Louisiana Legislature, a constitutional amendment was approved (Act No. 1096), granting constitutional status to the existence of the Revenue Estimating Conference without altering its structure, powers, duties or responsibilities which are currently provided by statute.

   The General Fund is the chief operating fund of the State. The overall performance of the General Fund improved by $290 million, in part due to an increase in revenues of $410 million (6%) for fiscal year 2005.
Unreserved/undesignated fund balance increased to a balance of $264 million.

   The rise in revenues is mainly due to an increase in federal revenues for the Medical Vendor Payment Program, which saw an increase of $248 million. This program provides for direct payments to healthcare providers for health care services for Louisiana residents who are (1) eligible for the Title XIX Medicaid program, (2) Department of Corrections inmates, or (3) medically indigent. The Subgrantee Assistance Program, which provides flow-through funds for school and community support programs that enhance learning environments and improve the quality of teaching, saw an increase of $113 million in federal revenues, while the State Treasurers' Office realized an increase in investment earnings from last year of $39.5 million, largely due to the avoidance of investment losses in the prior year which did not occur this year. General Fund expenditures have increased by $726 million (4%). Part of the increase can be attributed to a $347 million increase for health care and social services costs. These increases include $250 million for medical vendor payments and $72 million for education expenditures for the Minimum Foundation Program, which is the mechanism by which all students in public elementary and secondary schools are assured of a minimum program of education. Expenditures have also grown by $118 million for the Office of Group Benefits, due to double-digit increases in health and drug costs.

   The Bond Security and Redemption Fund revenues increased by $854 million (8%) in fiscal year 2005, mainly because of an increase in tax revenue. The Louisiana Education Quality Trust Fund reported interest earnings of $18.6 million (a 26% decrease) and market gains of $14.6 million. The fund balance for the Medicaid Trust Fund for the Elderly decreased to $865 million (1%).

   Cash Management. The State Treasurer is responsible for managing all cash and investments, with the exception of certain component units included in the reporting entity that have independent powers to manage and invest their funds. During fiscal year 2005, cash management and investment transactions managed by the State Treasurer included checking accounts, certificates of deposit, U.S. government and agency obligations, commercial paper, repurchase agreements, and security lending agreements. Legal requirements for the investment of funds maintained by the State Treasurer are discussed in Note 2 to the financial statements.

   For fiscal year 2005, the Treasury earned $90,299,850 on its fixed-income investments for the General Fund. The investments earned a cash rate of return of 2.58% during fiscal year 2005, which is a 14.6% decrease from the 3.02% rate that earned $85,308,039 in the previous year. By comparison, the thirty-day Treasury Bill yield averaged 1.96% and the two-year Treasury Bill averaged 1.74% during the same period.

   The fixed income and equity investments of the Louisiana Education Quality Trust Fund earned a total rate of return of 9.56% for the 2005 fiscal year, which is a 34.7% increase from the 7.10% rate of return reported for the 2004 fiscal year.

   Debt Management. The Louisiana Constitution of 1974 provides that the state shall have no power, directly or indirectly, through any state board, agency, commission or otherwise to incur debt or issue bonds except by law enacted by two-thirds of the elected members of each house of the legislature. The State authorizes, issues, and sells debt obligations. General obligation bonds issued by the State are backed by the full faith and credit of the State. The State also issues revenue obligations, which are secured by a pledge of revenues or property derived from the operations of a program funded by the issuance of the obligations.

   Louisiana Revised Statutes (LRS) 39:1365(25) limits the legislative authorization of general obligation bonds and other general obligations secured by the full faith and credit of the state by prohibiting total authorized bonds from exceeding an amount equal to two times the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years prior to such authorization.

   Debt Administration. The State authorizes, issues, and sells debt obligations. General obligation bonds issued by the State are backed by the full faith and credit of the State. The State also issues revenue obligations, which are secured by a pledge of revenues or property derived from the operations of a program funded by the issuance of the obligations.

   During the year, $650 million of new general obligation refunding debt, $500 million of new general obligation debt, and $687 million of new revenue bonds were issued, contributing to the increase in bonded debt of $908 million. The general obligation bonds were issued for various construction projects needed for repairs and maintenance statewide, for various construction projects at several State parks, construction and renovation at several universities, and various local projects. The bulk of the newly issued revenue bonds ($525 million) can be attributed to the TIMED program discussed earlier, which includes 16 transportation projects aimed at improving economic development throughout the State.

   Risk Management. The primary government, through the Office of Risk Management, retains risk for property, casualty, and worker's compensation insurance, as well as coverage for all State property, with virtually no upper limits. Auto liability, comprehensive, and collision coverage is provided for the State fleet and other coverage, such as bonds, crime, aviation, and marine insurance, is provided as needed.

   Ratings. As of September 2006, all outstanding general obligation bonds of the State of Louisiana are rated A by Standard & Poor's Ratings Services and A2 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Louisiana issuers may be unrelated to the creditworthiness of obligations issued by the State of Louisiana, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Louisiana IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Louisiana IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Louisiana IM-IT to pay interest on or principal of such bonds.

   The Louisiana IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Louisiana municipal obligations (the "Louisiana Municipal Obligations"). These include the possible adverse effects of certain Louisiana constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Louisiana and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Louisiana or contained in Official Statements for various Louisiana Municipal Obligations.

                               Maine Risk Factors

   Economic Outlook. The Maine economy recovered from the recession in 2004 and is now experiencing moderate and steady growth. The prime movers were an improved national economy and continued low interest rates. The Maine Coincident Economic Index (CEI - which roughly tracks Real Gross State Product) rose 2.3% for the year, the strongest performance since 2000, and a significant improvement over the 0.6% growth measured in 2003

   Maine payroll employment increased by 6,900, or 1.1%, the best showing in four years. Maine's average unemployment rate in 2005 was 4.6%, down from 5% in the previous years, and still well below the national rate of 5.5%. As a result, personal income growth was also improved. Personal income growth in 2004 was 6%, 25th best in the country. Maine's ability to navigate through the recent recession better than many other states has resulted in Maine's per capita income ranking improving to 31st in the country in 2004.

   Very low interest rates enabled a record setting year for national home sales and home refinancing activity again put billions into people's pockets, a boon to retailers. Maine total taxable retail sales increased by 6% in 2004, up from 5% growth in the previous year. The bulk of this improvement was due to the exceptional strength of the building supply store-type group (up 15.7%). In recent months rising interest rates and energy costs have slowed the growth in taxable sales to 3%.

   The November 2005 Maine economic forecast calls for payroll employment growth of .8% in 2005 and .9% in 2006. The largest jobs gains over this period will be in education and health services, professional and business services, retail and leisure and hospitality. Construction employment is expected to shrink and manufacturing jobs will continue to decline, but at a slower rate than over the past few years.

   Personal income is expected to grow a bit more slowly than in the recent past, with growth near 5.5% for this year and next. Wage and salary income growth will increase by an average of 5% for the period, with even stronger growth rates predicted for "other labor income," proprietors' income, and transfer payments

   Major Initiatives. Chapter 20, Public Laws of 2005 enacted into law the Administration's comprehensive government reorganization plan to consolidate and streamline administrative services across Maine State Government through the consolidation of information technology, statewide payroll, accounting and finance, human resources, and administrative hearings. The consolidation is, perhaps, the most sweeping reorganization of backbone services in Maine's recent history. The initiative will provide State government and the citizens of Maine with long-term benefits. The consolidation brings an enterprise-wide view to managing the State's internal service resources. This structure ensures that State government is positioned to provide more efficient support services to State agencies. The plan changes the service delivery model in a way that benefits agencies with limited resources, while providing savings from the economies of scale. The consolidation provides an operating model to ensure that resources are managed with accountability and maximum transparency for the overall good of Maine's citizens. The model provides an enhanced measure of internal control over all backbone service resources throughout State government, allowing issues to be identified earlier and addressed timely and effectively. The State benefits by having a group of professional employees with specialized skills that are transferable to serve any agency in State government. The plan creates a mechanism for the rapid deployment of resources where needed in case of an emergency, or to address problems. The reorganization eliminates the inter-agency competition for qualified staff resources while providing employees with greater opportunity for professional development and career advancement. The plan saves approximately $10.7 million across all funds that comprise State government. The General Fund alone will provide annual net savings of approximately $5.3 million into the future.

   Significant property tax legislation was enacted in Chapter 2, Public Laws 2005 which provides property tax relief to the vast majority of Maine's citizens. The tax reform law limits spending at the municipal level of government as well as the State level. The law increases the State's share of education aid by $250 million in the 2006 - 2007 biennia and increases according to a predetermined formula until the State meets its obligation of funding local education at 55%.

   The State Controller and State Treasurer jointly introduced a proposed change to Maine Law related to the overall management of the Treasurer's Cash Pool to provide better accountability of internal transfers of cash among the various funds that comprise the cash pool. The language proposed was adopted by the Legislature in Chapter 386, Public Laws of 2005.

   Revenues and Expenditures. The State pools cash for a variety of State agencies and public sector entities. Interest earned on pooled cash is allocated to the various funds, generally based on their average equity balances. In accordance with statute, the Treasurer of State may deposit State funds in any of the banking institutions organized under the laws of this State, and any national bank or federal savings and loan association located in the State. All State money in any depository of State Government shall be to the credit of the State but the Treasurer of State shall not withdraw any of the funds except upon the authority of the State Controller.

   The Treasurer of State may invest funds that exceed current obligations, with the concurrence of the State Controller or the Commissioner of Administrative and Financial Services, and the consent of the Governor. The list of approved pool investments includes: U.S. Treasury Bills, Notes, Bonds and Agency Securities, certain secured repurchase agreements, prime commercial paper, tax-exempt obligations, banker's acceptances, and certain secured shares of an investment company registered under the federal Investment Company Act of 1940.

   Deposits with financial institutions are classified by collateral risk into three categories. Category 1 is the amount of State deposits that are fully insured or collateralized with securities held by the State or its agent in the States name. Category 2 is the amount of deposits that are collateralized with securities held by the pledging financial institution's trust department or agent in the State's name. Category 3 is the amount of deposits that are neither collateralized nor insured.

   Debt Management. The Constitution of the State of Maine provides that the Legislature shall not create any debt which exceeds $2,000,000 except to suppress insurrection, to repel invasion or for purposes of war except when two-thirds of the Legislature and a majority of the voters authorize the issuance of debt. The Constitution also provides that tax anticipation loans must be repaid during the fiscal year of issuance. Constitutional amendments have been adopted which also allow the Legislature to authorize the issuance of bonds to insure payments on revenue bonds of up to $4,800,000 for local public school building projects; in the amount of up to $4,000,000 to guarantee student loans; to insure payments on up to $1,000,000 of mortgage loans for Indian housing; to insure payments on up to $4,000,000 of mortgage loans or small business loans to war veterans; and to insure payments on up to $90,000,000 of mortgage loans for industrial, manufacturing, fishing, agricultural, and recreational enterprises. This last authorization has been limited statutorily to a maximum of $87,500,000 available for issue through the Finance Authority of Maine.

   When issuing General Obligation Bonds, the State of Maine pledges its full faith and credit to repay the financial obligation. Unless certain tax revenue streams are specifically restricted, states typically pledge all of their tax raising powers to secure the obligations. The major bond rating agencies regularly assess the capacity and willingness of the State to repay its general obligation debt. Moody's Investors Service, Standard & Poor's make their assessments, in large part, by examining four basic analytical areas: economy financial performance and flexibility debt burden administration. The economic base is the most critical element in determining the rating. Growth and diversity in the demographics, tax base, and employment base of the State over the last decade are indicators of future growth prospects and debt repayment capabilities. Generally, States with higher income levels and diverse economic bases have superior debt repayment capabilities and are better protected from sudden shocks or unexpected volatility in the economy. Because a strong economy does not always ensure a State's ability to meet debt payments, the State's financial management and performance are also key factors.

   Financial analysis involves several factors, including: accounting and reporting methods; revenue and expenditure patterns; annual operating and budgetary performance; leverage and equity positions; budget and financial planning; and contingency obligations. These factors present a clear indication of the financial strengths and weaknesses of the State. The rating agencies' analyses of these factors provide the framework for judging Maine's capacity to manage economic, political, and financial uncertainties.

   Risk Management. In general, the State is "self-insured" for health and dental insurance, worker's compensation, tort liability, vehicle liability, marine and aircraft, property losses, and retiree health insurance for State employees and teachers. The Risk Management Division's activities include analysis of and control over insurance coverage and risk exposure. Risk Management funds the cost of providing claims servicing and claims payment by charging premiums to agencies based on a review of past losses and estimated losses for the current period.

   Ratings. As of September 2006, all outstanding general obligation bonds of the State of Maine are rated AA- by Standard & Poor's Ratings Services and Aa3 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Maine issuers may be unrelated to the creditworthiness of obligations issued by the State of Maine, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Maine IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Maine IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Maine IM-IT to pay interest on or principal of such bonds.

   The Maine IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Maine municipal obligations (the "Maine Municipal Obligations"). These include the possible adverse effects of certain Maine constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Maine and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Maine or contained in Official Statements for various Maine Municipal Obligations.

                              Maryland Risk Factors

   Economy and Outlook. Maryland's economy continued its strong performance in 2004 and through the first three-quarters of 2005. Almost 27,000 jobs were created in 2004, as employment growth was 1.1%. For the first three quarters of this year almost 50,000 jobs have been created with a robust 1.9% employment growth, stronger than the national average of 1.7%. Wage and salary income increased 6.5% in the first half of 2005, also an acceleration from the year's before 5.7% growth. A booming housing market, Federal spending on defense, homeland security, and health, very strong corporate profitability and a growing tourism trade have helped drive Maryland's economy.

   Construction, professional and business services and leisure and hospitality services were the fastest growing industries in Maryland in 2004. The construction industry grew by 4.7%, boosted by continuing low interest rates. The near-term outlook is relatively strong as mortgage rates have only recently started to climb, public sector spending has recovered after several weak years, and with very strong corporate profits, business expansion will continue. The professional and business services industry, Maryland's third-largest, grew by 2.8% in 2004. As with the construction sector, recent business profitability helps to support the growth of this industry, as does the vast amounts of Federal spending in Maryland on contracts of all descriptions. Through the first nine months of 2005, this industry has contributed almost one-third of all new jobs in the State despite representing under 15% of total employment. The leisure and hospitality industry also grew by 2.8% in 2004, spurred in part by an increase in tourism in the State. The number of domestic visitors increased by 4.8% to more than 21 million, outpacing national growth of 2.1%. To date in 2005, this industry has grown 5.7%, almost twice as fast as the next best industry.

   The manufacturing and information industries were two of the State's laggards in 2004. For six of the last eight years, manufacturing was the worst-performing industry in the State. In the other two years, it was second-worst. Although the industry posted its best performance in four years in 2004, it still declined by 2.9%, in part due to the long-anticipated closure of General Motors' Broening Highway plant. The information industry has been on a roller coaster ride of late, reaching higher highs and lower lows in the last five years than any other industry in Maryland. At the end of the technology boom in 2000, job growth reached 7.9%, the best growth of any major industry since 1990. And just two years later the sector cratered as a result of massive overinvestment in telecommunications during the prior several years and the wind-down from Y2K, falling by 8.9%, the second-worst performance of any industry since 1990. The sector is recovering, shrinking by only 1.0% in 2004. While the prospects for this industry are positive, manufacturing seems likely to continue declining.

   Current risks to Maryland's economy include the national economic impact of hurricane Katrina, rising energy prices and interest rates, and the Base Realignment and Closure process. Shortly after hurricane Katrina struck, many economists estimated that national economic growth would slow by about one percentage point in the last half of 2005, and increase by about the same amount in the first half of 2006. The majority of the impact would obviously be in Louisiana and Mississippi, but the slowdown was expected to affect most of the country. After more consideration, the consensus now seems to be that the impact on the national economy will be about half of that previously estimated, and, with one exception, the impact will essentially be concentrated in the states which were directly affected by the storm.

   The one exception-a significant one-is energy prices. While gasoline prices are now below the levels they spiked to for several weeks immediately following Katrina in most if not all of the country and oil prices have receded to around $60 a barrel from a peak of $70.85, gasoline and oil prices are still very high relative to not long ago. The situation with natural gas is much more dire; Katrina had a larger effect on gas production than oil production in the Gulf. Inventories of gas are very low as a result; a cold winter could result in shortages. Prices of both natural gas and heating oil will be much higher this winter than last. A further sharp rise in energy prices, aside from the effect on overall inflation as it flows through the economy, could be enough to tip the country into recession and slow Maryland's growth precipitously, if not bring it to a halt.

   Rising interest rates could bring a dramatic slowing to the housing market, which has been a significant impetus to the State's economy. The Federal Reserve has raised interest rates 25 basis points for twelve consecutive meetings. Not until recently have the increases in the Federal funds rate affected long-term interest rates. Fixed-rate 30 year mortgages are currently hovering around 6%, roughly where they have stood since the end of 2002. The regulatory steps the Fed is taking to restrict the expansion of new types of mortgages which can be risky for many borrowers may perhaps have more of an impact. Given Maryland's relative lack of developable land and the stability the Federal presence currently lends to the State's economy, Maryland's housing market is probably at less risk than most others that have grown similarly over the past several years.

   Finally, the largest positive risk in the outlook is the Base Realignment and Closure process. President Bush signed the commission's report on September 15; Congress has 45 legislative days to disapprove the report or it has the force and effect of law. As adjusted by the BRAC Commission, Maryland will gain a net of about 6,000 jobs. The bulk of the new jobs will be at Ft. Meade (5,300) and Aberdeen Proving Grounds (2,200). Estimates of the new jobs created indirectly through this process range from 5,000 to 14,000; longer-term, the number of direct, indirect and induced jobs could reach as high as 60,000. Many industries will be affected from central Maryland through Harford County, and the boost to the State's economy will be substantial. The process wonbe complete for a number of years, although the first impacts will begin to be seen in 2007.

   Economic Factors and Next Year's Budget. The State's total budget for fiscal year 2006 totals $25.9 billion, a 4.2 percent increase over fiscal year 2005. The budget for fiscal year 2006 includes an increase of $396.6 million in public school education, kindergarten through grade 12 and an increase of $371 million in the Medicaid budget. The fiscal year 2006 budget also allots $79.1 million to build state and local correctional facilities and $8.5 million for drug treatment programs. Maryland's capital budgets for fiscal year 2006 total approximately $2.8 billion. This amount includes $947 million for state-owned capital projects as well as capital programs that provide grants and loans to local governments and the private and non-profit sectors. The remainder of the capital budget, $1.9 billion is directed to highway projects, mass transit, and other transportation improvement. The proposed budget protects the State Reserve Fund and projects that the balance at the end of fiscal year 2006 will total $796 million, an increase of $256 million over fiscal year 2005.

   Major Budgetary Initiatives. The budget for fiscal year 2006 includes increases in public school education, kindergarten through grade 12 and in the Medicaid budget. Legislation was passed last year to assist the Chesapeake Bay Restoration Fund and, accordingly, $36 million has been provided to upgrade Maryland's most needy wastewater treatment plants. Over the next six years, the fund will provide nearly $1 billion to improve these plants. Maryland's capital budget includes funding for transportation improvements and to build state and local correctional facilities, as well as for capital programs that provide grants and loans to local governments and the private and non-profit sectors.

   Financial Analysis of the State's Funds. As of the end of the current fiscal year, the State's governmental funds reported a combined fund balance of $3.2 billion, an increase of $1.3 billion from the prior year. The combined fund balance includes $308 million in unreserved, undesignated fund balance and $777 million in unreserved, designated fund balance for the general fund. It includes $173 million in unreserved, undesignated fund balance for the special revenue fund and a deficit of $181 million in unreserved, undesignated fund balance for the other governmental funds. The remainder of the fund balance is reserved to indicate that it is not available for new spending because it has been committed to: 1) liquidate contracts and purchase orders of the prior period, $671 million; 2) fund prepaid and inventory items, $442 million; 3) restricted revenue carry forwards, $418 million; and 4) reserve for various loans, construction projects, and debt service, $30 million. In addition, $540 million of the reserved fund balance is in the "State Reserve Fund," and is set aside to meet future financial needs. The unreserved general fund, fund balance, plus the amount in the State Reserve Fund, is approximately 7% of the total annual expenditures in governmental funds, compared with 3% for the prior year.

   Debt Management. The State is empowered by law to authorize, issue and sell general obligation bonds, which are backed by the full faith and credit of the State. The State also issues revenue dedicated bonded debt for the Department of Transportation and various business-type activities whose payment for principal and interest comes solely out of revenues received from the respective activities. This debt is not backed by the State's full faith and credit. As of June 30, 2005, the State had outstanding bonds totaling $8.4 billion. Of this amount $4.5 billion were general obligation bonds, backed by the full faith and credit of the State. The remaining $3.9 billion was secured solely by the specified revenue sources.

   Ratings. As of September, 2006, all outstanding general obligation bonds of the State of Maryland are rated AAA by Standard & Poor's Ratings Services and Aaa by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Maryland issuers may be unrelated to the creditworthiness of obligations issued by the State of Maryland, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Maryland IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Maryland IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Maryland IM-IT to pay interest on or principal of such bonds.

   The Maryland IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Maryland municipal obligations (the "Maryland Municipal Obligations"). These include the possible adverse effects of certain Maryland constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Maryland and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Maryland or contained in Official Statements for various Maryland Municipal Obligations.

                           Massachusetts Risk Factors

     Economic Outlook. Massachusetts is starting to recover economically. Our Commonwealth is home to many world-renowned institutions of medicine and higher education, both public and private, keeping the economy relatively stable and an incubator for new ideas and growth. Unemployment has dropped due to this stabilization.

     The Commonwealth with an international reputation for medical, cultural, historical and educational institutions remains the economic and educational hub of New England. The Commonwealth's economy remains diversified, but its strongest component is its knowledge - based technology and service industries. Massachusetts' infrastructure provides strong support for this knowledge-based economy. There are over 120 colleges and universities located in Massachusetts, and the 2000 US Census, updated in March of 2002, estimated that 34.3% of the residents over age 25 have earned bachelor's degrees, compared to an estimate of 26.7% for the United States as a whole. Massachusetts ranks third in the nation in educational attainment by age 25 within only 1.5% of the leader, Colorado.

     Inflation continued to rise though in the past year. The Boston consumer price index rose nearly 4% from July 2004 to July 2005. However, fuel and utilities prices rose nearly 16% and transportation 6%. Extended to September 2005 to include the oil price shock from Hurricane Katrina, inflation was 8.4% with a huge 34% jump in fuel and utilities prices and a nearly 24% rise in other transportation prices. Though the oil price shock seems to be abating, it will effect budgeting decisions throughout FY06.

     Per capita net income continues to rise in the Commonwealth faster than inflation. Per capita net income rose 5.3% in FY05, though lagging behind the 6.5% rise nationally. However, on a dollar basis, per capita net income is over $9,200 higher than the national average.

     Unemployment declined throughout the year, but spiked in September of 2005, due to Katrina. Preliminary figures indicate that the downward trend is resuming in October. The unemployment rate in the Commonwealth stood at 4.8% in October. This figure is down from a high of 5.1% early last year. The Commonwealth is still below the national rate of 5.0%.

     Net Assets. The liabilities of the Commonwealth exceeded its assets at the end of fiscal year 2005 by over $8.5 billion. Of this amount, "unrestricted net assets" is reported as a negative $14.6 billion. The primary reason for negative unrestricted net assets is that the Commonwealth is incurring long-term obligations to either construct or assist political subdivisions in constructing assets owned by these political subdivisions. For example, upon completion, the Central Artery / Third Harbor Tunnel will be owned by the Massachusetts Turnpike Authority and the Massachusetts Port Authority. The Commonwealth, however, is paying for the construction of these assets and retains $5.4 billion of related debt. Similarly, the Commonwealth has a liability of $8.7 billion for its share of the construction costs of schools owned and operated by municipalities. In fiscal year 2005, new legislation changed the funding of school construction from direct appropriations to a dedicated portion of the sales tax administered by the new Massachusetts School Building Authority (MSBA), a "blended" component unit of the Commonwealth. Also, the authority's enabling legislation obligated the authority for projects that had previously been on a waiting list. This change caused an increase in the liability for school construction from $3.6 billion in fiscal year 2004 to $8.7 billion in fiscal year 2005. Finally, significant restricted net asset balances were set aside for unemployment benefits and debt retirement.

     Changes in Net Assets. The Commonwealth's net assets decreased by over $4.6 billion in fiscal year 2005. Net assets of governmental activities decreased by the majority of this $4.6 billion, incurring a $5.2 billion deficit during the fiscal year. The decrease in net assets is primarily attributable to the aforementioned school construction activity. However, this was somewhat offset by an increase in tax revenues by nearly $1.2 billion above prior year collections. Net assets of the business type activities showed an increase of nearly $561 million. Expenses of governmental activities were nearly $39.5 billion. General revenue for the Commonwealth, net of transfers, but including taxes, investment income and tobacco settlement income from governmental activities was over $18.7 billion.

     Governmental Fund Balances. As of the close of fiscal year 2005, the Commonwealth's governmental funds reported a combined ending fund balance of over $5.0 billion. Of the $5.0 billion nearly $1.6 billion represents unreserved fund balance. This is an increase from previous years due to an increase in the general fund balance of $1.6 billion. The highway fund maintains a deficit of over $791 million. The highway fund's deficit increased by $117 million from the prior year. The unreserved general fund balance of over $1.7 billion offsets the highway fund deficit. Similar to last year, a $126.9 million has been declared as a receivable in the governmental funds related to anticipated tobacco settlement proceeds in fiscal year 2006.

     Additionally, governmental reserved fund balances total nearly $3.5 billion. They include nearly $330 million for continuing appropriations, $305 million of spending that is yet to be identified by the legislature, over $1.7 billion for stabilization, nearly $29 million in bond proceeds reserved for capital projects, most of which are connected with the Boston Convention and Exhibition Center project and nearly $364 million reserved for retirement of indebtedness, the vast majority of which is held in escrows related to crossover refunding bonds. Nearly $132 million is reserved for the CA/T owner controlled insurance program for workers' compensation and general liability. This reserve will be used to fund $73 million of projected long-term claims payable with the remaining $59 million represents amounts currently due and accumulated surplus.

     To meet the fiscal challenges of fiscal 2005 and beyond, the Commonwealth took a series of measures to remain in fiscal balance. At the beginning of the fiscal year, $343 million was transferred from the Stabilization Fund to pay for current expenditures. However, higher than expected tax revenues resulted in a year end inflows to the fund of $691 million from surplus. Also in fiscal year 2006, an additional 0.5% of current year net tax revenues, or $86 million, was deposited into the Stabilization Fund. In addition, $136 million of tax revenue withheld by control measures restricting tax growth in excess of inflation was deposited into the Stabilization Fund. Tobacco settlement proceeds for the year were $257 million. All of the tobacco settlement proceeds for the year were used in support of current operations.

     Budgetary Highlights. Differences between the original budget and final budget expenditures amount to nearly $355 million, exclusive of transfers. As revenues continued to increase this fiscal year, supplemental budget legislation grew. An initial supplemental operating budget of nearly $121 million, inclusive of $32 million in collective bargaining agreements for higher education employees, $34 million for costs associated with snow and ice removal, $12 million for private counsel compensation for public defenders and $43 million for a variety of other programs and services. A second supplemental operating budget including an additional $41 million for snow and ice removal, $21 million for health insurance premium costs and $9 million for substance abuse treatment to ensure the receipt of $15 million in federal funds from the substance abuse block grant. The legislation also included $8 million for a variety of programs and services. A final supplemental budget for over $129 million including $72 million in additional collective bargaining agreement funding, $6 million to fund workers compensation and utility costs for the Department of Corrections, $24 million to cover a shortfall in the uncompensated care pool and the remainder for a large number of programs and services. The original budget was passed on June 25, 2004, just before the start of fiscal year 2005. Transfers of revenues and expenditures largely related to stabilization activity and taxation transfers resulted in nearly $2 billion of additional financial uses, net.

     Debt Administration. The Commonwealth issues short-term and long-term debt. Debt that is general obligation in nature is backed by the full faith and credit of the Commonwealth and paid from governmental funds. Additionally, short-term notes are issued and redeemed annually. The Commonwealth issued nearly $2.7 billion in debt this year. Of this amount, nearly $1.4 billion was used to fund ongoing projects and nearly $1.3 billion was in the form of general and special obligation refunding bonds, taking advantage of low interest rates. Of the $1.4 billion in new issuances, $500 million was used to fund school construction through the MSBA. An additional $227 million was generated through a second special obligation crossover refunding transaction. Though this is a legal defeasance of debt, because of the nature of the transaction and the use of its proceeds, an accounting defeasance is not accomplished. Subsequent to year-end, the Commonwealth completed three additional bond transactions, with a $60 million portion of the third transaction sold as a taxable transaction.

     Ratings. As of September 2006, all outstanding general obligation bonds of the Commonwealth of Massachusetts are rated AA by Standard & Poor's Ratings Services and Aa2 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

     Local Issuances. It should be noted that the creditworthiness of obligations issued by local Massachusetts issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Massachusetts, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

     The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Massachusetts IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Massachusetts IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Massachusetts IM-IT to pay interest on or principal of such bonds.

     The Massachusetts IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Massachusetts municipal obligations (the "Massachusetts Municipal Obligations"). These include the possible adverse effects of certain Massachusetts constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Massachusetts and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various Commonwealth and local agencies in Massachusetts or contained in Official Commonwealthments for various Massachusetts Municipal Obligations.

                              Michigan Risk Factors

   Generally. Michigan's economy relies on the performance of the manufacturing sector in general and the auto industry specifically. Given extremely weak manufacturing employment performance, declining vehicle production, continued declines in Big 3 market share along with continued supply rationalization among vehicle suppliers, Michigan's employment performance has been below the national average. Substantial productivity gains in the manufacturing sector and vehicle industry have also contributed to Michigan's sub-par employment performance.

   For 2005, employment is estimated to have declined by 13,000 jobs (0.3 percent) - the fifth straight year that Michigan employment has declined. From Michigan's employment peak in June 2000, Michigan has lost approximately 330,000 jobs. However, there are signs the Michigan labor market may be improving. Through November 2005, state employment has increased in three of the last four months. Personal income was up an estimated 4.6 percent and wages and salaries income was up an estimated 3.0 percent in 2005. Both exceeded the increase in consumer prices, as measured by the Detroit consumer price index, which is estimated at 2.7 percent for 2005.

   With continued U.S. economic growth, smaller declines in manufacturing sector employment, and improvements in the private non-manufacturing section, Michigan employment is expected to grow 0.5 percent in 2006, with employment gains averaging about 5,000 jobs per quarter. Michigan personal income and wages and salaries income are projected to rise 5.3 percent and 4.1 percent, respectively, in 2006. Consumer prices are projected to increase 2.5 percent.

   Revenues and Expenditures. In recent years, the State of Michigan has, except as described below, reported its financial results in accordance with generally accepted accounting principles. Revenue growth in 2005 benefited from strong growth in annual payments for the income tax and single business tax. During fiscal year 2005, the State was again faced with difficult budget challenges resulting in significant expenditure reductions. In March 2005, Executive Order 2005-7 was issued authorizing expenditure reductions of $295.1 million and transfers of unexpended balances and excess revenues from restricted revenue sources totaling $8.2 million to be used as general fund, general purpose revenues.

   In addition to the executive order spending reductions, the original budget was amended by various supplemental appropriations and appropriation reductions. General-purpose tax revenues of $8.4 billion were $186.1 million more than the original estimate of $8.2 billion. Restricted revenue inflows of $14.3 billion were $215.3 million more than the estimated $14.1 billion. The General Fund received transfers of $465.1 million from other appropriated funds; the largest transfers were from the Liquor Purchase Revolving Fund and the Counter-Cyclical Budget and Economic Stabilization Fund. Difference between the final budget and actual spending result from spending authority lapses of $65.4 million and restricted revenue authorized but not spent of $7.8 million. The Department of Human Services finished the year with line item over-expenditures of $8.0 million. All other agencies finished the year with lapses.

   In November of 1997, the State Legislature adopted legislation to provide for the funding of claims of local school districts, some of whom had alleged in a lawsuit, Durant v. State of Michigan, that the State had, over a period of years, paid less in school aid than required by the State's Constitution. Under this legislation, the State paid to school districts which were plaintiffs in the suit approximately $212 million from the Budget Stabilization Fund on April 15, 1998, and will be required to pay to other school districts an estimated amount of $632 million over time. Those payments, which commenced in fiscal year 1998-99, are being paid from the Budget Stabilization Fund and the General Fund, half in annual payments over 10 years and half in annual payments over 15 years.

   The Michigan Constitution of 1963 limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State's personal income for the prior calendar year. In the event that the State's total revenues exceed the limit by 1 percent or more, the Michigan Constitution of 1963 requires that the excess be refunded to taxpayers. There can be no assurance that any financial difficulties the State may experience will not adversely affect the market value or marketability of the Bonds or the ability of the respective obligors to pay interest on or principal of the Bonds, particularly in view of the dependency of local governments and other authorities upon State aid and reimbursement programs and, in the case of bonds issued by the State Building Authority, the dependency of the State Building Authority on the receipt of rental payments from the State to meet debt service requirements upon such bonds. In the 1991 fiscal year, the State deferred certain scheduled cash payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at specified later dates, similar future deferrals could have an adverse impact on the cash position of some local governmental units. Additionally, the State reduced revenue sharing payments to municipalities below that level otherwise provided under formulas in each of those years.

   The Trust may contain general obligation bonds of local units of government pledging the full faith and credit of the local unit which are payable from the levy of ad valorem taxes on taxable property within the jurisdiction of the local unit. Such bonds issued prior to December 22, 1978, or issued after December 22, 1978 with the approval of the electors of the local unit, are payable from property taxes levied without limitation as to rate or amount. With respect to bonds issued after December 22, 1978, and which were not approved by the electors of the local unit, the tax levy of the local unit for debt service purposes is subject to constitutional, statutory and charter tax rate limitations. In addition, several major industrial corporations have instituted challenges of their ad valorem property tax assessments in a number of local municipal units in the State. If successful, such challenges could have an adverse impact on the ad valorem tax bases of such units which could adversely affect their ability to raise funds for operation and debt service requirements.

   Assets. The State's combined net assets increased $59.9 million (0.3 percent) over the course of this fiscal year's operations. The net assets of the governmental activities increased $329.0 million (2.0 percent) and business-type activities had a decrease of $269.0 million (or 23.0 percent). The largest component, $15.2 billion, of the State's net assets reflects its investment, in capital assets (e.g., land, buildings, equipment, infrastructure, and others), less any related debt outstanding that was needed to acquire or construct the assets. Restricted net assets are the next largest component, comprising $3.0 billion. These represent resources that are subject to external restrictions, constitutional provisions, or enabling legislation on how they can be used. The State's unrestricted net assets were ($925.3) million as of the close of the year. A positive balance in unrestricted net assets represents excess assets available to meet ongoing obligations. A negative balance means that it would be necessary to convert restricted assets to unrestricted assets if all ongoing obligations were immediately due and payable.

   Debt Management. The State Constitution authorizes general obligation long-term borrowing, subject to approval by the Legislature and a majority of voters at a general election. During the year, the State issued general obligation refunding bonds to retire older bonds and to make loans to local school districts, resulting in an increase of $117.6 million. In addition, the State issued revenue-dedicated bonds to retire grant anticipation notes and to secure more favorable interest rates and reduce certain debt service payments.

   Ratings. As of September 2006, State of Michigan general obligation bonds are rated AA by Standard & Poor's, Aa2 by Moody's. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Michigan issuers may be unrelated to the creditworthiness of obligations issued by the State of Michigan, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Each Michigan Trust is susceptible to political, economic or regulatory factors affecting issuers of Michigan municipal obligations (the ""). These include the possible adverse effects of certain Michigan constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Michigan and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Michigan or contained in Official Statements for various Michigan .

                             Minnesota Risk Factors

   Economic Outlook. Minnesota's economy grew during the 2005 fiscal year, but by most measures it did not perform as well as the U.S. averages. The state's unemployment rate was the bright spot, falling from 4.6 percent to 3.7 percent between June 2004 and June 2005. The U.S. average also fell over that same 12-month span, but only by 0.6 percentage points. Minnesota's unemployment rate is now 1.3 percentage points below the U.S. average rate of 5.0 percent. Historically, Minnesota's unemployment rate has been between 1 and 1.5 percentage points less than the U.S. average. At the end of fiscal 2004, Minnesota was just 1 percentage point below the U.S. average.

   Payroll employment grew by 33,800 jobs between June 2004 and June 2005, the largest fiscal year increase since the 2000 fiscal year. In June 2005, total payroll employment in Minnesota exceeded its pre-recession highs. The national economy exceeded its pre-recession employment high in January 2005. Payroll employment in Minnesota increased by 1.3 percent in the twelve months between June 2004 and June 2005, while nationally payroll employment increased by 1.6 percent.

   Personal income growth in Minnesota also lagged the U.S. averages. Personal income grew 6 percent between the second quarter of 2004 and the second quarter of 2005. The U.S. average growth rate was 6.4 percent. In calendar 2004, per capita personal income in Minnesota was $36,173, 9.5 percent above the U.S. average. Minnesota ranked ninth among all states in personal income per capita. In fiscal 2006, the economy is expected to slow nationally and in Minnesota. Employment and income are expected to continue to grow, but the rate of growth is projected to be slightly slower than that observed in fiscal 2005, and well below the growth rates of the late 1990s.

   In Minnesota, personal income is expected to increase by 4.2 percent, 1.8 percentage points less than in fiscal 2005. Higher interest rates, continued high energy prices, and lost production due to Hurricanes Katrina, Rita, and Wilma will slow U.S. economic growth through at least early 2006. Payroll employment in Minnesota is projected to grow at a 1 percent rate during fiscal 2006. U.S. payroll employment is projected to grow at a 1.6 percent annual rate. Private construction spending in storm damaged areas along the Gulf Coast, federal disaster assistance for rebuilding and restoring damaged infrastructure, and a return to normal production levels by energy producers along the Gulf will provide a boost to the national economy, but have relatively little impact on Minnesota.

   Major Initiatives. The fiscal year 2005 budget was adopted in May 2003. To meet the constitutional requirements for a balanced budget for the state General Fund, material actions were taken to address a $1.751 billion budgetary shortfall projected for fiscal year 2005.

   While no general tax increases were enacted, General Fund resources were increased by $473 million or 3.4 percent. Revenue collection changes increased fiscal year 2005 tax revenues by $167 million. Of this amount, $123 million resulted from eliminating the repeal of the June sales tax acceleration that requires remitters to advance a portion of their estimated July tax payments in June. Non-tax revenues were increased by $106 million from fee increases and changes to other non-tax revenues deposited to the General Fund. Transfers from other state funds were increased $211 million; the largest portion, $192 million, reflected utilization of excess balances in the state's Health Care Access Fund.

   The enacted General Fund budget included spending reductions totaling $1.253 billion, 8.1 percent below forecast General Fund spending for the fiscal year. Most of these reductions represented permanent reductions made across all major spending areas. Spending for K-12 education, representing 42 percent of the budget, was largely unchanged, down $122 million. General education revenues per student were held at 2003 levels. Health and human services spending, at 26 percent of the budget, was reduced by $439 million through a combination of changes in eligibility, utilization, and provider payments. Resulting balances in the state's Health Care Access Fund resulting from program changes were transferred into the General Fund. Spending for all other areas was reduced $692 million. Reductions varied by specific area including 3 percent from state courts, 7 percent for higher education, 19 percent for property tax and local government aids, and an average 15 percent reduction for most state agencies.

   Finally, there is a material change in the status of General Fund budgetary reserves. These reserves had been depleted in fiscal year 2003 as part of budget balancing actions. Provisions enacted in 2003 restored the budgetary reserve to $300 million in fiscal year 2004. That amount was increased to $522 million in 2005. In addition, current law provides that any forecast balances during the year first be used to restore $350 million to Cash Flow Account designation, and then to increase the Budget Reserve Account an additional $131 million to $653 million. This occurred in November 2004.

   Additional forecast balances occurring in the biennium were automatically allocated to reversing the school payment changes enacted in fiscal year 2004. During fiscal year 2005, $268 million was allocated for this purpose. The action affected formula entitlement payments to school districts that are funded in a manner that requires a final payment be made in the following state fiscal year. The payment schedule was modified from an 80 percent payment with a 20 percent settlement in the following year to an 84.3 percent payment with a 15.7 percent settlement. This action reduced the budget to GAAP difference related to the education aids in the General Fund.

   Debt Management. The state debt management policy has four guidelines. The first requires that the ratio of budgeted biennial debt service expenditures for general obligation bonded debt, paid by transfers from the General Fund, should not exceed 3.0 percent of total projected biennial General Fund non-dedicated revenues, net of refunds, on a budgetary basis. The ratio of transfers to net non-dedicated revenues for the biennium ending June 30, 2005 is 2.1 percent. The second and third guidelines state that general obligation bonded debt should not exceed 2.5 percent of the total personal income for the state, and also that the total debt of state agencies and the University of Minnesota should not exceed
3.5 percent of total personal income. These ratios were 1.9 percent and 3.1 percent, respectively, based on debt outstanding at June 30, 2005, and estimated personal income for the year ended on that date. The fourth guideline states that the total amount of state general obligation debt, moral obligation debt, state bond guarantees, equipment capital leases and real estate leases should not exceed 5.0 percent of the total personal income for the state. The ratio was
3.2 percent based on information at June 30, 2005.

   Cash Management. The majority of cash is held in the state treasury and commingled in state bank accounts. The cash in individual funds may be invested separately where permitted by statute. However, cash in most funds is invested as a part of an investment pool. Investment earnings of the pools are allocated to the individual funds where provided by statute. Earnings for all other participants are credited to the General Fund.

   Minnesota statutes require that deposits be secured by depository insurance or a combination of depository insurance and collateral securities held in the state's name by an agent of the state. This statute further requires that such insurance and collateral shall be in amounts sufficient to ensure that the deposits do not exceed 90 percent of the sum of the insured amount and the fair value of the collateral.

   The State Board of Investment manages the majority of the state's investing. Minnesota statutes broadly restrict investment to obligations and stocks of U.S. and Canadian governments, their agencies and their registered corporations, short-term obligations of specified high quality, restricted participation as a limited partner in venture capital, real estate, or resource equity investments and restricted participation in registered mutual funds.

   Legislation/Litigation. On May 8, 1998, Minnesota settled its lawsuit with the tobacco industry, resulting in a new revenue stream for the state. A small portion of the settlement ($202 million) was dedicated by the courts for specific purposes and will not be a part of the state's general revenues. A larger portion of the settlement (the one-time payments) was dedicated by the Governor and the legislature to be placed into endowments for specific purposes. The balance (the annual payments) will be deposited into the state's General Fund.

   The 2002 legislature expanded the uses of one-time tobacco settlement funds to allow for short-term borrowing by the state effective July 2003. The legislature created the endowments in response to the 1998 settlement and dedicated the proceeds to medical education and tobacco prevention. Up to five percent of the endowment's value is appropriated each year for health programs. After the recent law changes, appropriations may still be issued for medical education and tobacco prevention, but the state may use endowment balances if necessary to meet short-term cash flow needs.

   At any given time there may be numerous civil actions pending against the state of Minnesota which could, if determined adversely to the state, affect the state's expenditures and, in some cases, its revenues.

   Risk Management. Minnesota statutes permit the purchase of insurance on state-owned buildings and contents. The Commissioner of the Department of Administration may authorize the purchase of insurance on state properties should it be deemed necessary and appropriate to protect buildings and contents. All losses of state property are self-insured, covered by programs of the Risk Management Fund (an internal service fund), or covered by insurance policies purchased by the Risk Management Fund on behalf of state agencies. Employees' health and a portion of dental insurance are self-insured. Employees' life and the remaining dental insurance are provided through contracts with outside organizations. Premiums collected for these benefits have been more than sufficient to cover claims submitted.

   Ratings. As of September 2006, all outstanding general obligation bonds of the State of Minnesota are rated AAA by Standard & Poor's Ratings Services and Aa1 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and there is no obligation on the part of the state to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Minnesota IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the state and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Minnesota IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Minnesota IM-IT to pay interest on or principal of such bonds.

   The Minnesota IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Minnesota (the "Minnesota Municipal Obligations"). These include the possible adverse effects of certain Minnesota constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Minnesota and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various state and local agencies in Minnesota or contained in Official Statements for various Minnesota Municipal Obligations.

                              Missouri Risk Factors

   Economic Outlook. The State provides a range of services in the areas of agriculture, education, health and social services, transportation systems, public safety, law enforcement, judicial systems, economic development, conservation and natural resources, labor relations, and general administration.

   The State operates on a legally adopted budget in order to ensure compliance with legal provisions embodied in the annual appropriated budget passed by the General Assembly and approved by the Governor prior to the beginning of the fiscal year. If appropriations are not sufficient for a fiscal year, supplemental amounts are requested during the next legislative session by the same process that original appropriations are requested. Budgetary control is maintained at the departmental level. Expenditures cannot exceed the appropriation amounts at the individual appropriation level. Also, the Governor has the authority to reduce the allotments of appropriations in any fund if it appears that the revenue estimate will not be met. Unexpended appropriations lapse at the end of each appropriation year, unless reappropriated to the following appropriation year.

   The economic future of Missouri is increasingly positive as evidenced by improving economic indicators and statistics. Since July of 2003, the State's jobs growth was ranked second in the nation with the addition of more than 80,000 jobs, an increase of more than 3%. In addition to improving employment numbers, Missouri's economy is expanding as evidenced by the purchasing manager's index that considers variables such as new orders, inventory levels, and production. Further, Missouri's cost of living remains well below the nation average, currently ranked 37th out of 48 participating states. While Missouri's economic outlook is positive, the State faces significant funding challenges including Medicaid, elementary and secondary education, higher education, and the correctional institutions. The State's fiscal year 2004 net revenue collections, although growing, are still below the pre-recession collections of fiscal year 2001. Simultaneously, the expenditure demands of priority programs continue to outpace general revenue collections.

   The primary source of Missouri's net revenue collections is personal income tax, which accounts for approximately 60% of total tax collections. In recent years however, changes in personal income have not been mimicked by similar changes in income tax collections.

   Capital Assets: The State's investment in capital assets for its governmental and business-type activities as of June 30, 2004, was $27.4 billion (net of accumulated depreciation). This investment in capital assets includes construction in progress, infrastructure in progress, land, land improvements, buildings and improvements, equipment, and infrastructure. The total increase in the State's investment in capital assets for the current fiscal year was 0.9%.

   Long-term debt: At the end of fiscal year 2004, the State had total general obligation and other bonded debt outstanding of $2.5 billion. Of this amount, $855.1 million comprises debt backed by the full faith and credit of the government. During fiscal year 2004, $150,305,000 of general obligation refunding bonds were issued to refund $155,920,000 of general obligation bonds and to take advantage of lower interest rates. Other revenue refunding bonds of $116,030,000 were issued to refund $116,015,000 of other revenue bonds and to take advantage of lower interest rates. Other bonds were issued in the amount of $254,000,000. Principal amounts retired in fiscal year 2004 were $40,015,000 for general obligation bonds and $36,460,000 for other revenue bonds.

   The original budget is the first complete appropriated budget that is truly agreed to and finally passed, and signed by the Governor. The final budget includes emergency and supplemental appropriations, transfers, and increases to estimated appropriations. Budgeted appropriations for fiscal year 2004 from the general fund were $15.2 billion original budget and $15.5 billion revised budget. Actual spending was $14.7 billion. Reasons for the budget variances include:

     o Revenue refunds were less than expected partially due to lower tax credit utilization.

     o    Federal grants received were lower than appropriation authority.

     o The late receipt of federal moneys and late contract completion moved some expenditures from fiscal year 2004 to fiscal year 2005.

     o Multiple year grants are appropriated in one year but the expenditures may occur over several years.

     o    Appropriation authority exceeded cash available for expenditures.

     o Federal moneys related to Medicaid were lost because the Department of Social Services did not have available the money for the required state match. Budgeted revenues/transfers in for fiscal year 2004 for the general fund was $14.7 billion original budget and $14.8 billion revised budget. Actual revenue/transfers in was $14.8 billion. Reasons for the budget variances include:

     o Revenue growth in fiscal year 2004 outpaced economic growth forecasts for the State. Many economic forecasting experts predicted strong growth in production, but slow growth in jobs. Since Missouri's revenues are highly dependent on withholding and sales taxes, continued conservatism in the forecast was justified.

     o Tax changes at the Federal level, particularly the Jobs and Growth Tax Relief Reconciliation Act of 2003, created uncertainty and posed substantial downside risk. While some provisions of the Act benefited Missouri's revenues, the Act also raised the standard deduction for many filers and enhanced depreciation allowances.

   Governmental Funds. As of the end of fiscal year 2004, the State's governmental funds reported combined ending fund balances of $3.4 billion, an increase of $243.4 million or 7.8% over fiscal year 2003. Approximately 60.4% of this amount constitutes unreserved fund balance, which is available for spending at the government's discretion. The remainder of fund balance is reserved to indicate that it is not available for new spending because it has already been committed: 1) for budget reserve, 2) to pay debt service, 3) for loans receivable, and 4) for a variety of other restricted purposes

   Proprietary Funds. The State has three major proprietary funds: State Lottery, Unemployment Compensation, and the Petroleum Storage Tank Insurance Fund. The State Lottery was established in 1986 to account for the sale of lottery tickets and lottery operations. Since 1992, public education has been the sole beneficiary of lottery proceeds. Unemployment Compensation accounts for contributions and payments collected from Missouri employers under the provision of the "Unemployment Compensation Law". This tax finances benefits for workers who become unemployed through no fault of their own. The Petroleum Storage Tank Insurance Fund accounts for moneys collected from transport load fees and participating owners of petroleum storage tanks. The fund pays cleanup expenses from petroleum leaks or spills from underground storage tanks and certain above ground storage tanks as well as third party property damage or bodily injury resulting from such discharges. This fund is one of the largest insurers of tanks in the country.

   The State Lottery Fund's net assets decreased by $7.3 million. Although operating income increased because of more robust sales, transfers of public education also increased and the value of investments held for grand prize winners decreased substantially. The Unemployment Compensation Fund's net assets decreased by $180.1 million due to employer contributions and intergovernmental revenues insufficient to pay claims. During the year, loans from the Federal government were obtained as allowed by Title XII of the Social Security Act. The outstanding Federal liability was $288.6 million at June 30, 2004. The Petroleum Storage Tank Insurance Fund's net assets increased by $13.6 million due to significantly reduced environmental cleanup expenses.

   The General Fund is the chief operating fund of the State. At the end of fiscal year 2004, the State's General Fund reported a total fund balance of $1.2 billion. The net increase in fund balance during fiscal year 2004 was $193.6 million. Revenues of the general fund totaled $13.9 billion in fiscal year 2004, an increase of $646.5 million from fiscal year 2003. Factors contributing to this increase included the following:

     o Revenue from taxes increased $417 million from fiscal year 2003 to fiscal year 2004. The most significant increase was Individual Income Tax, which increased $202 million or 4.6%. This increase was due to continued economic growth.

     o Contributions and intergovernmental revenues increased by $371.6 million during fiscal year 2004 due primarily to an increase of $125 million in federal receipts for grants or programs financed by the U.S. Department of Health and Human Services and an increase of $99.5 million from federal receipts for grants or programs financed by miscellaneous federal sources.

     o Cost reimbursement/miscellaneous revenues decreased $93.5 million in fiscal year 2004. This was primarily due to a decrease within recovery costs of $114.1 million because of a reduction in money recovered from outside parties.

   Expenditures of the General Fund totaled $11.5 billion in fiscal year 2004, an increase of $110.1 million from fiscal year 2003. The factors contributing to the increase included the following:

     o An increase to human services expenditures of $306.8 million due primarily to a $218.1 million increase in payments for mental health services provided. There was also an increase of $59.2 million in payments to individual recipients for social welfare and an increase of $58 million in payments to doctors, hospitals, and similar institutions who provide medical treatment to social welfare recipients.

     o Debt service principal expenditures decreased by $56.7 million due to debt refinancing.

   The public education fund category provides general and special education services to the children of the State and other related functions such as library services and student loans. Total fund balance increased by $20.7 million. Expenditures of the public education funds totaled $3.6 billion in fiscal year 2004, an increase of $44.9 million from fiscal year 2003. The major factor that contributed to this was an increase of $60.9 million in the education expenditures for an increase in aid to educational institutions and school districts for expenditures by the institution or the district. There was also an increase of $176.3 million to other financing sources and uses due to more General Revenue funding and an increase in funds from Lottery.

   The conservation and environmental protection fund category provides for the preservation of the State's wildlife and environment. The fund balance increased by $81.9 million. Revenues of the conservation and environmental protection funds totaled $342.4 million for fiscal year 2004, an increase of $1.7 million from fiscal year 2003. The factors contributing to the increase included the following:

     o Taxes increased $4.2 million primarily from an increase of $3.6 million in conservation sales and use tax.

     o Contributions and intergovernmental revenues decreased $5.6 million due mainly to a decrease of $6.3 million in federal receipts for grants or programs financed by the U.S. Environmental Protection Agency.

     o Penalties and Unclaimed Properties increased $1 million due to an increase in money received by the state to settle claims for goods, services or damages against the state.

   Expenditures of the conservation and environmental protection funds totaled $267.9 million for fiscal year 2004, an increase of $19.5 million. The main factor that contributed to this was an increase of $101.9 million to Intergovernmental Expenditures due to an increase in both aid to local governments and loans disbursed to other entities. The transportation and law enforcement fund category provides transportation services, road construction and maintenance, and the enforcement of vehicle laws and traffic safety. The fund balance increased by $15.6 million. Revenues increased $23.6 million during fiscal year 2004. The major factor contributing to this was an increase of $39.3 million in tax revenues due primarily to an increase of $22.4 million in receipts of tax on gasoline for use in motor vehicles.

   The State Road Fund accounts for revenues from highway users' fees, federal reimbursements for highway projects, and bond proceeds to be used for costs of constructing and maintaining an adequate state highway system. The fund balance increased by $20.9 million in fiscal year 2004. Revenues of the State Road Fund decreased during fiscal year 2004 by $119.4 million. The major factor contributing to this was a decrease of $82.1 million in Contributions and Intergovernmental revenues due mainly to a decrease of $60.8 million in federal receipts for grants or programs financed by the U.S. Department of Transportation. Other Financing Sources/Uses increased by $243.4 million during Fiscal Year 2004. The main factor for this was an increase in proceeds from Other Bonds of $254 million due to an issuance of State Road Bonds.

   Business Type Activities. Net assets of the business-type activities decreased by $174 million during the fiscal year. The primary reason net assets declined relates to the Unemployment Compensation Fund where benefit payments far outpaced employer contributions and Federal loans were obtained for the difference. Lottery also had a significant decline in net assets because of increased transfers to education, however, the decline was offset across all business activities because of gains in the Petroleum Storage Tank Insurance Fund.

   The State's total net assets decreased $570.3 million dollars or 2.1% during fiscal year 2004. This decrease resulted from increases in bonds and claims payable. Capital assets net of related debt and restricted assets, which do not represent resources available to pay day-to-day operating expenses, increased by $28.7 million or 0.1%. The largest component of the State's net assets at $25.4 billion or 93.3% is invested in capital assets net of related debt, such as bonds payable or capital lease obligations. These assets include land, infrastructure, buildings, and equipment which are not easily converted to cash nor readily available to pay state debts as they come due. Restricted net assets of the primary government totaled $1.1 billion or 4.1% of total net assets, a decrease of 4.0% from the prior year. Net assets are restricted for several reasons including constitutional, legal, or external requirements. Examples of restricted net assets include lottery proceeds restricted for public education, funds restricted for debt service, and certain sales taxes restricted for the maintenance of highways or state parks and conservation areas. Also, many federal funds are restricted to funding certain programs.

   Revenues and Expenditures. The slumping economy, federal tax cuts that sap state revenue, and rapidly increasing health care costs have required decisive action each year to balance the budget. While the federal government is allowed to run a deficit, Missouri state government must balance its budget each year.

   Missouri's constitutional revenue and spending limit ("Article X") provides that over time the growth in state revenues and spending cannot exceed the growth in Missouri Personal Income. The Missouri Constitution requires that the revenue and spending limit formula use the personal income figure supplied by the United States Department of Commerce Bureau of Economic Analysis (BEA). The personal income statistics are designed to measure current economic activity. Changes have been made in the methodology for computing the personal income statistics in recent years with significant effect on the state's revenue limit. In 1998 the BEA implemented a change that significantly lowered the revenue and spending limit beginning in Fiscal Year 1999. Personal income is the sum of all wages and salaries, proprietors and rental income, interest and dividend income, and transfer payments (such as social security and welfare). Personal income has never included capital gains made on direct investment in the stock market. In 1998, the BEA concluded that they were including capital gains made by mutual funds that invest in the stock market. The personal income statistics published by the BEA now deduct the value of mutual funds' capital gains from personal income - about a $2 billion reduction in Missouri Personal Income.

   Strong economic growth resulted in revenues above the total state revenue limit in fiscal years 1995 through 1999. The State has refunded to Missouri income taxpayers the entire $978.7 million in excess revenue for those years. All Article X refunds were initially paid from the General Revenue Fund and various other funds reimbursed their share of the refund liability through operating transfers to the General Revenue Fund as appropriated by the General Assembly.

   The Missouri Merchants and Manufacturer's Association filed a lawsuit to obtain a judicial determination of certain issues relative to this calculation. The lawsuit (Missouri Merchants and Manufacturer's Association et al v. State of Missouri Case No. 99-CV-323530) was remanded with instructions to the Circuit Court of Cole County after an appeal to the Missouri Supreme Court. In fiscal year 2003, $6 million of Article X refunds relating to prior years revenue receipts were paid based on the Cole County Circuit Court decision regarding the treatment of refundable tax credits in the total state revenue calculation.

   The Missouri Merchants and Manufacturer's Association filed an additional lawsuit to obtain a judicial determination of certain issues relative to this calculation. The lawsuit (Missouri Merchants and Manufacturer's Association et al v. State of Missouri, Case No. 00-CV-325457) was dismissed on April 22, 2002.

   Tobacco Settlement. In November 1998 the National Association of Attorney Generals announced a national settlement agreement with five major tobacco companies. Attorney General Jay Nixon accepted the proposed agreement on behalf of the State of Missouri. The agreement is the largest settlement ever achieved by the State of Missouri. Over the next 25 years, the state will receive approximately $4.5 billion before the settlement's adjustments for inflation and discounts.

   In May 2001, Missouri received its first payment of the tobacco settlement proceeds. It is estimated that the state will receive about $160 million during Fiscal Year 2005. The Governor has recommended using a portion of the tobacco settlement proceeds to pay for core health care programs while retaining a portion for the most critical investments that will improve the lives of Missourians in the futures.

   In 2002, the Governor recommended that the General Assembly pass legislation that would allow the state to sell a portion of the tobacco settlement proceeds in a process called "securitization." The General Assembly passed SB 1191 (2002) to give the state this option for up to 30 percent of the tobacco settlement proceeds. Tobacco securitizations have been completed by other states and are somewhat similar to revenue bond borrowing.

   Debt Management. Missouri voters have approved constitutional amendments providing for the issuance of general obligation bonds used for a number of purposes. The amount of general obligation debt that can be issued by the state is limited to the amount approved by popular vote plus $1 million.

   Risk Management. The State attempts to minimize credit and market risks while maintaining a competitive yield on its investments. Approximately 82% of investments held by the State and subject to risk categorization at June 30, 2003, are classified in the lowest risk category as defined by the Governmental Accounting Standards Board. All deposits invested by the State Treasurer are either insured by federal depository insurance or collateralized.

   Ratings. As of September 2006, all outstanding general obligation bonds of the State of Missouri are rated AAA by Standard & Poor's Ratings Services and Aaa by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Missouri issuers may be unrelated to the creditworthiness of obligations issued by the State of Missouri, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Missouri IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Missouri IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Missouri IM-IT to pay interest on or principal of such bonds.

   The Missouri IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Missouri municipal obligations (the "Missouri Municipal Obligations"). These include the possible adverse effects of certain Missouri constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Missouri and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Missouri or contained in Official Statements for various Missouri Municipal Obligations.

                              Nebraska Risk Factors

   General. The State was admitted to the Union as the thirty-seventh state in 1867. Nebraska's government is divided into three branches: legislative, executive and judicial. Nebraska is the only state with a Unicameral Legislature, which has 49 non-partisan members. The chief executive is the governor, who is elected for a four-year term. Within the executive branch are various departments and agencies that perform a variety of functions. Since Nebraska's Constitution generally allows no indebtedness, government expenses of such departments and agencies must be met on a pay-as-you-go basis. The State provides a full range of services including: the construction and maintenance of highways and infrastructure, education, social and health services, public safety, conservation of natural resources, economic development, and recreation facilities and development.

   Budgetary control of state expenditures is maintained chiefly by three processes. First, a budget is required to be adopted through passage of appropriation bills by the Legislature. Second, the appropriated funds are allocated by program and fund type and are controlled by the executive branch through an allotment process. The Legislature may also enact a supplemental appropriation bill and other appropriation bills as it deems necessary. Finally, the State's accounting system is designed to budget check each expenditure to ensure the appropriation is not exceeded.

   Economic Outlook. The State of Nebraska, located at the heart of the Great Plains, has a population of about 1.7 million people. Along with positive population growth, the state has enjoyed regular economic growth during the past few years. Historically, the state's economy is less cyclical than the national economy; that is, it typically does not grow as quickly as the national economy during periods of expansion but also does not contract as much during periods of recession. With more than 44 million of the state's 49 million acres used for farming and ranching, agriculture is a leading component of the Nebraska economy. Thus, any changes in agriculture and in the agricultural economy may have significant consequences for the overall Nebraska economy.

   Current Revenue Outlook. The General Fund operations of the State are almost entirely dependent upon the income and sales taxes the State receives each year. Such taxes represent over 92 percent of all General Fund revenues. Net revenue from income taxes and sales taxes from all funds for the fiscal year ended June 30, 2004 increased $229 million over the prior year, due to an increased sales tax base and a sales tax rate increase to help offset a small decline in income tax revenue. In finalizing the biennium budget for the fiscal years ending June 30, 2004 and June 30, 2005, the Legislature, as required by the State Constitution, balanced the budget.

   For the year ended June 30, 2005 there was a continued increase in taxes collected, as income and sales taxes from all funds increased $301 million over last year, chiefly due to a $208 million jump in income taxes collected. This reflects the steady, solid growth in Nebraska in all areas: jobs, income and revenue. Employment continues to have steady, moderate growth. Farm income reached record levels in calendar years 2003 and 2004. Calendar year 2005 farm income is expected to remain near record levels.

   The State has seen continued improvement in revenues for the fiscal year ending June 30, 2005. Net tax revenue exceeded the prior year by $339 million. For the fiscal year ending June 30, 2005, the State's General Fund ended the fiscal year with a $617 million cash and investments balance.

   State Economy. The Bureau of Business Research of the University of Nebraska-Lincoln, together with the Nebraska Business Forecast Council, are optimistic on Nebraska's economic future, stating that the Nebraska economy should expand steadily with moderate growth. Total net taxable retail sales growth should continue to receive a boost from the broadening of the sales tax base. Sales tax and income tax revenue will also benefit by the increases in employment and personnel income.

   Cash Management. All cash is required to be deposited in the State Treasury. At the direction of the State Treasurer, the State Investment Officer invests all cash in the Operating Investment Pool (OIP). This pool is comprised of some short-term investments and many medium-term investments. Interest earnings are credited on a monthly basis to each fund eligible to earn interest. All interest earnings not credited to other funds are deposited in the General Fund.

   At June 30, 2005, there was $1.9 billion invested in the OIP. This was invested as follows: 26 percent in government securities; 20 percent in corporate bonds; 36 percent in Federal agencies; 4 percent in time deposits; and 14 percent in money market funds and other. For the fiscal year ended June 30, 2005, the average daily balance of $1.84 billion returned $65 million, a 3.54% yield. This yield is a decrease from the 2004 yield of 3.91%.

   State law requires that all public funds deposited in banks be secured by having each such bank maintaining, at all times, an aggregate amount of securities of at least 102 percent of the amount on deposit, less the $100,000 insured by the Federal Deposit Insurance Corporation (FDIC). It is the State's policy to continually monitor the clearing and depository banks for compliance with this law.

   Risk Management. Workers' compensation, employee health coverage, employee liability and general liability are self-insured. Commercial insurance coverage has been purchased for automobile liability, real and personal property damage, employee life coverage, and employees' errors or omissions.

   Retirement Systems. Total net assets of the State's pension trust funds reached $6.4 billion by June 30, 2004, compared to $5.5 billion on June 30, 2003. These are the assets of the three defined benefit plans (School, Judges and State Patrol plans), two defined contribution and cash balance plans (County and State Employees plans) and the State Employees' Deferred Compensation Plan that are administered by the State.

   Financial Highlights - Government-wide. The assets of the State exceeded its liabilities at June 30, 2005 by $9.3 billion (presented as "net assets" in the CAFR). The majority of the net assets are represented by the investment in the State's infrastructure and other capital assets, which cannot be used to fund ongoing activities of the State. Of the net assets, "unrestricted net assets" was reported as $830 million, much of which is, by statute, to be spent on nursing facilities, medical assistance programs and tobacco prevention and control. The primary government's net revenues exceeded net expenses for 2005 by $615 million (thus, an increase in net assets). The increase in net assets was primarily a result of a continually improving economy causing an increase in taxes collected coupled with a less than budgeted increase of expenditures from 2004.

   Fund Level. General Fund receipts for 2005 were $262 million above the original budgeted amount and above the final budget by $48 million. Expenditures were $132 million less than the original budget. On a Generally Accepted Accounting Principles (GAAP) basis, the General Fund had $173 million in excess revenues prior to $28 million in other financing sources (uses) resulting in an ending fund balance on June 30, 2005 of $409 million. Other governmental funds had $113 million in excess revenues prior to other financing sources (uses) increasing such fund balances at June 30, 2005 to $1,599 million. The $211 million of net assets of the Unemployment Compensation Fund represents eighty-six percent of the proprietary funds. Such fund only had a $28 million increase in net assets for 2005 (compared to a $10 million decrease in 2004) due to a $42 million decrease in unemployment claims.

   Long-term Liabilities. Long-term liabilities totaled $658 million at June 30, 2005, which is a small change from the prior year. Most of these liabilities consist of (1) $290 million of claims payable for workers' compensation claims, medical excess liability, unemployment compensation claims, employee health insurance claims, among other claims, (2) $181 million of Medicaid claims, and
(3) the calculated amount for vested sick leave due employees when they retire and accrued vacation, totaling $111 million. Debt related to capital assets totaled $48 million at June 30, 2005.

   Net Assets. The State's assets totaled $11,026 million at June 30, 2005 as compared to $10,236 at June 30, 2004. Total liabilities only totaled $1,767 million, while net assets amounted to $9,259 million as of June 30, 2005. As of June 30, 2004, these amounts were $1,575 million and $8,661 million, respectively. By far the largest portion of the State of Nebraska's net assets (77 percent) reflects the State's investment in capital assets (e.g., land, buildings, equipment and infrastructure - highways, bridges, etc.). The State uses these capital assets to provide services to citizens; consequently, these assets are not available for future spending.

   The State's non-capital assets chiefly consist of cash, investments and receivables. It should be noted that $489 million in 2005 and $374 million in 2004 of such assets represent "Securities Lending Collateral," an amount created by a journal entry required by GASB in order to record a lending transaction. Since the asset is offset by a corresponding equal liability, the net asset is zero and thus the asset cannot be spent. (For more detail, see Note 2 to the financial statements.)

   Since the State's Constitution generally prohibits the State from incurring debt, the Statement of Net Assets presents few long-term liabilities (shown as noncurrent liabilities). The majority of such liabilities are for claims payable for workers' compensation claims, medical excess liability, unemployment compensation claims, employee health insurance claims, among other claims ($290 million for 2005 and $284 million for 2004), Medicaid claims for $181 million ($177 million in 2004) and the calculated amount for vested sick leave due employees when they retire and accrued vacation of $111 million of 2005 ($109 million for 2004). Other minor amounts of long-term liabilities consist chiefly of capital lease obligations (See Note 9 to the Financial Statements), and bonds payable related to NETC Leasing Corporation and Nebraska State Building Corporation bonds. Both of these entities are legally separate from the State, but are so intertwined with the State that they are, in substance, the same as the State.

   Governmental Activities. Governmental activities increased the State's net assets by $557 million in 2005 ($461 million in 2004). Furthermore, governmental activities represent 96% of all the primary government's revenues. Program revenues of governmental activities were $2,661 million and were used to partially offset program expenses of $5,836 million, leaving net expenses of $3,175 million. Only 4% of total expenses were spent on general government expenses. General taxes, earnings and transfers of $3,732 million were used to more than cover the remaining costs of the programs.

   Business-type Activities. The business-type activities increased the State's net assets by $42 million for 2005 after a $26 million transfer to the governmental activities. Most of the $258 million of business-type activities' program revenues was related to the business assessment fees in the Unemployment Compensation Fund and Lottery Fund revenues. The Unemployment Compensation Fund had operating income of $19 million in 2005. This income, when combined with the operating income of $9 million created in the Excess Liability Fund, $14 million in investment income and $2 million in net revenues from Cornhusker State Industries, produced $44 million of revenue. Lottery revenues of $101 million generated net revenue of $24 million, which was offset by the $26 million transfer to the Governmental Activities. The lottery transfer was used primarily for education and environmental studies.

   Governmental Funds. The focus of the State's Governmental Funds is to provide information on near-term inflows and outflows and the availability of spendable resources. In particular, the unreserved balance may provide some indication of the State's net resources available for spending at the end of the fiscal year. (Unreserved balances may be designated or undesignated. If they are designated, they are unreserved only as long as they are used for the purposes of the fund involved. In the Governmental Funds, most of the unreserved balances reside in designated funds.) At the end of 2005, the State's Governmental Funds reported combined ending fund balances of $2,008 million. The total unreserved balances amounted to $1,630 million.

   General Fund. The General Fund is the chief operating fund of the State. The major General Fund liability was the estimated tax refunds payable of $244 million. Such refunds payable were $64 million less than the expected taxes owed the State. Other assets of the General Fund available to pay near-term liabilities exceeded such liabilities by $345 million. On June 30, 2004, the General Fund had a positive fund balance of $208 million. While both revenues and expenditures increased in 2005, revenues were greater than expenditures which resulted in an increase in fund balance of $173 million in 2005, which was slightly less than the $208 million increase that occurred in 2004. This $173 million increase in 2005, when coupled with $28 million of other financing sources, caused the General Fund balance to increase by $201 million, ending with a fund balance of $409 million.

   Revenues in 2005 were more than anticipated and were up $337 million over 2004 chiefly due to (1) continued increase in corporate income taxes because of increased revenues and companies had less losses to write off, (2) increased individual income tax revenue resulting from the effect of less capital losses being reported and increased revenues by farmers and small business owners, and
(3) increased sales taxes collected because of increased retail sales and the continuing effect of the increased sales tax base. Expenditures were less than budgeted due to a concerted effort by agency heads to be conservative in spending.

   To compensate for any downturns in revenues, the State has maintained a budgetary basis Cash Reserve Fund. While this Cash Reserve Fund is commingled with General fund cash in the General Fund financial statements, it is separate and distinct in that, by State Statute, it can only be used (1) when the cash balance of the General Fund is insufficient to meet General Fund current obligations and (2) for legislatively mandated transfers to other funds. Any money transferred in accordance with item one above must be repaid as soon as there is sufficient cash in the General Fund cash account to do so. Such reserve was at $59 million at the beginning of 2004. In 2004, because of the increased revenues, the General Fund was able to repay the $30 million that was borrowed from the Cash Reserve in 2003. Cigarette tax revenues of $27 million were placed into the Cash Reserve in 2004 and the $29 million of federal funds was transferred to the General Fund cash account, leaving a Cash Reserve Fund balance at the end of 2004 of $87 million. Due to the fact that 2004 revenues exceeded the forecast, a statutory requirement caused a $109 million transfer from the General Fund cash account to the Cash Reserve Fund in July 2004. Cigarette tax revenues of $8 million was added to the Cash Reserve Fund during 2005 (this revenue stream ended October 1, 2004). These two items, when combined with $27 million of transfers out, left a balance of $177 million at the end of 2005. Again, because 2005 revenues exceeded the forecast, a $262 million transfer was made from the General Fund into the Cash Reserve Fund in July, 2005. Offsetting this large transfer was a $146 million payment made on August 1, 2005 from the Cash Reserve to settle a lawsuit against the state related to a low-level waste site.

   Other Governmental Funds. Other governmental fund balances totaled $1,599 million at June 30, 2005; $378 million of such fund balances is reserved to indicate that they are not available for new spending because such funds (1) are represented by endowment principal ($184 million), (2) are represented by an asset that has not yet been received, e.g., loans receivable ($180 million), (3) have been expended for other assets, chiefly inventories ($8 million) and thus the funds are not available, or (4) have been committed for debt service ($6 million).

   Of the non-General Fund unreserved fund balances of $1,221 million, $227 million represents permanent school funds which can be used only for support of public schools. $936 million is represented by special revenue funds which while unreserved, normally must be spent within the confines of such special revenue funds (a majority of these same funds are considered "restricted" on the government-wide financial statements). Twenty-three million dollars is represented by other permanent funds, which again normally must be spent within the confines of the fund. Thirty-four million dollars is in the Capital Projects Fund, which, while unreserved, must be spent on a capital projects.

   The three major funds presented as special revenue funds are the Highway Fund, the Federal Fund and the Health and Social Services Fund, with total fund balances of $555 million. Of this balance, $543 million is classified as unreserved, but which are restricted in the government-wide statements in that the funds are unreserved only within the confines of such funds. Governmental funds other than the General Fund saw an increase in fund balances of $115 million. The fund balances of all such funds increased: the Highway Fund ($12 million), the Federal Fund ($1 million), the Health and Social Service Fund ($38 million), the Permanent School Fund ($40 million) and other Non-major Funds ($24 million).

   Fiduciary Funds. The Pension Trust Funds represent the majority of the fiduciary funds. Such Pension Trust Funds net assets increased $644 million to $7,063 million in 2005 due primarily to a strong market in 2005, which provided $505 million in appreciation of investments. Investment income in 2005 was $117 million versus $106 million in 2004. Contributions to the plans exceeded benefits, refunds and related administrative expenses by $31 million. In another trust fund, $376 million was received by the College Savings Plan and is recorded in the Private Purpose Trust Funds. Total net assets in the College Savings Plan now total $950 million.

   Proprietary Funds. The State's proprietary funds provide the same type of information found in the government-wide financial statements under Business-type Activities, but in more detail. The State's one major proprietary fund, the Unemployment Compensation Fund, had reported net assets of $211 million at the end of 2005. This fund's net assets increased $28 million in 2005, due to charges to customers which exceeded the unemployment claims paid out by $19 million. Other proprietary or enterprise funds - the Lottery Fund, the Excess Liability Fund (this fund was established to provide limited liability for physicians working in Nebraska) and Cornhusker State Industries (this operation utilizes incarcerated persons to manufacture and sell items) had combined income of $39 million prior to a $26 million transfer from the Lottery to governmental funds. Such transfer was used primarily for education and environmental studies.

   Analysis of General Fund. In 2005, the State continued to reap the benefits of the improving national economy. Forecasted revenues, upon which the State's budgeted expenses were based, had anticipated a slow growth coming out of the recession. However, the State exceeded the revised projected tax revenues of $ 2,899 million by $48 million, realizing actual tax revenues, net of refunds, of $ 2,947 million. Because the revenues continued to exceed expectations, the State's Forecasting Board made two new forecasts throughout the year, each time increasing the expected revenues. As the year unfolded, revenues continued to pick up and the end result was that actual revenues again exceeded the annual forecast. Additionally, throughout the year, agencies were encouraged to watch their spending and General Fund spending ended up $110 million less than the appropriated amount. This reduction, when coupled with the increased tax revenues, allowed the State to finish 2005 with $318 million of revenues in excess of expenditures on a budgetary basis.

   Debt Management. Article XIII of the State Constitution prohibits the State from incurring debt in excess of one hundred thousand dollars. However, there is a provision in the constitution that permits the issuance of revenue bonds for:
(1) construction of highways; and (2) construction of water conservation and management structures. The State can enter into capital lease and other financing contracts provided that the contracts include cancellation of clauses if the Legislature does not appropriate funds to continue the lease or financing agreement.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Nebraska issuers may be unrelated to the creditworthiness of obligations issued by the State of Nebraska, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Nebraska IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Nebraska IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Nebraska IM-IT to pay interest on or principal of such bonds.

   The Nebraska IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Nebraska municipal obligations (the "Nebraska Municipal Obligations"). These include the possible adverse effects of certain Nebraska constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Nebraska and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Nebraska or contained in Official Statements for various Nebraska Municipal Obligations.

                             New Jersey Risk Factors

   Economic Outlook. New Jersey's economy continues to expand steadily in 2005. The State added around 103,200 jobs between the bottom of the employment cycle in March 2003 and September 2005. Payroll employment year-to-date through September increased at an average annual rate of 1.3 percent after growing at
0.6 percent last year. Although New Jersey's unemployment rate inched up slightly to 4.3 percent in September 2005, it remains well below the corresponding national rate of 5.1 percent.

   New Jersey's employment increased by 1.2 percent in September 2005 from over a year ago adding close to 48,100 jobs and continuing the positive year over year growth trend for the twentieth consecutive month. Overall, the State added 35,500 jobs between January and September of 2005. Employment gains were primarily spread across the service providing sectors with particularly strong growth in Trade, Transportation and Utilities (10,900 jobs) and Professional and Business Services (10,600 jobs). The total Government sector added 3,000 jobs during this period.

   However, the State continues to suffer from job losses in manufacturing (-7,900 jobs) and downsizing in the telecommunications industry (-3,300 jobs). Practically all the job losses in New Jersey, were concentrated in those two areas. New Jersey's employment level has remained consistently above the 4.0 million mark for the last sixteen months.

   The United States' Department of Commerce's Bureau of Economic Analysis preliminary report released on September 28, 2005 indicates that the preliminary growth rate for New Jersey's personal income of 6.4 percent during the second quarter of calendar year 2005 came in above the revised growth rate of 6.1 percent for the first quarter of this year. Personal income for New Jersey is expected to grow at a steady pace through the rest of the year and through 2006. Despite current inflationary pressures due to surges in energy costs, the improving labor market conditions benefit New Jersey consumers and businesses. A low interest rate environment has supported spending on housing, which continues to remain robust, and other consumer durables in the State. However, rising interest rates through 2005 are expected to have a moderating influence on interest sensitive spending in the economy.

   The State's and the nation's economy are expected to continue expanding at a steady pace through the rest of 2005 and 2006. Despite the recent disruptions due to Hurricane Katrina and Hurricane Rita, particularly on energy costs, the Federal Reserve expects the United States economy to withstand the shock and remain on track in 2005, without a sizable deceleration in growth. New Jersey and the nation may experience further near-term slow growth and the expected pace of economic expansion may stall if consumers, investors, and businesses become more concerned about geopolitical tensions. The future direction of economic expansion nationally and in New Jersey hinges on the assumptions of no further terrorist attacks, stable energy prices, supportive monetary and fiscal policies and no further turmoil in the financial markets. However, the fundamentals of the State economic health remain stable and the long run prospects for economic growth of the State in 2005 and beyond are favorable.

   Revenues and Expenditures. The State's Fiscal Year 2005 net assets decreased by $3.5 billion. During Fiscal Year 2005, the State made $1.9 billion in expenditures that were supported by the securitization of a portion of cigarette tax revenue and motor vehicle surcharges. Another $1.4 billion was disbursed to the New Jersey Schools Construction Corporation to help finance school facilities construction throughout the state. Approximately 51.6 percent of the State's total revenue came from general taxes, while 23.3 percent was derived from charges for services. Operating grants amounted to 20.5 percent of total revenues, while other items such as governmental subsidies and grants, capital grants, interest and investment earnings, and miscellaneous revenues accounted for the remainder. State expenditures cover a range of services. The largest expense, 28.0 percent was for educational, cultural, and intellectual development. Physical and mental health amounted to 19.7 percent of total expenditures, while government direction, management, and control amounted to
16.6 percent. Other major expenditures focused on economic planning, development, and security, public safety and criminal justice, and community development and environmental management. During Fiscal Year 2005, governmental activity expenses exceeded program revenues, resulting in the use of $26.0 billion of general revenues (mostly taxes and transfers). Revenues from business-type activities in Fiscal Year 2005 exceeded expenses by $707.9 million.

   During Fiscal Year 2005, State revenues, including transfers, totaled $45.1 billion, an increase of $4.9 billion from the prior fiscal year. General taxes totaled $23.3 billion and accounted for 51.6 percent of total State revenues for Fiscal Year 2005. This amount reflects a $2.4 billion increase from the prior fiscal year. The State's Gross Income Tax totaled $9.5 billion, the Sales and Use Tax totaled $6.5 billion and the Corporation Business Tax totaled $2.4 billion. The State's three major taxes comprised 78.8 percent of the total general taxes that were collected during Fiscal Year 2005. Fiscal Year 2005 expenditures totaled $48.6 billion, an increase of $5.2 billion from the prior fiscal year. The largest increase in expenditures occurred in the area of government direction, management, and control. This increase of $2.1 billion represented a 34.2 percent increase over the prior fiscal year. Government direction, management, and control increased primarily as a result of increased rebates through the implementation of the FAIR Plan. Overall, 47.7 percent of all State expenditures occurred in the areas of education, higher education and physical and mental health.

   Litigation. The state is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the state. At any given time, there are various numbers of claims and cases pending against the state, state agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act.

   Debt Administration. The primary method for state financing of capital projects is through the sale of the general obligation bonds of the state. These bonds are backed by the full faith and credit of the state tax revenues and certain other fees are pledged to meet the principal and interest payments and if provided, redemption premium payments, if any, required to repay the bonds. General Obligation Debt must be approved by voter referendum and is used primarily to finance various environmental projects, transportation infrastructure, and correctional and institutional construction. As of June 30, 2005, New Jersey's outstanding long-term debt totaled $31.8 billion, a $5.5 billion increase over the prior fiscal year. In addition, the State has $6.7 billion of legislatively authorized bonding capacity that has not yet been issued. During Fiscal Year 2005, the legislatively authorized bonding capacity decreased by $1.7 billion.

   Ratings. As of September 2006, all outstanding general obligation bonds of the State of New Jersey are rated AA by Standard & Poor's Ratings Services and Aa3 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State of New Jersey, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the New Jersey IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the New Jersey IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the New Jersey IM-IT to pay interest on or principal of such bonds.

   The New Jersey IM-IT is susceptible to political, economic or regulatory factors affecting issuers of New Jersey municipal obligations (the "New Jersey Municipal Obligations"). These include the possible adverse effects of certain New Jersey constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in New Jersey and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in New Jersey or contained in Official Statements for various New Jersey Municipal Obligations.

                             New Mexico Risk Factors

   General. New Mexico is the nation's fifth-largest state in area (121,356 square miles), with an estimated population in 2001 of 1,829,146. Albuquerque is the state's largest city and economic center. Most of the state's leading employers are concentrated in Albuquerque, where 40% of the state's population resides. Albuquerque area employers include the University of New Mexico, Albuquerque Public Schools, Kirtland Air Force Base, and Sandia National Laboratories. Intel Corp. is the largest manufacturer and private employer in the state, with a semiconductor plant in Rio Rancho just outside Albuquerque.

   Financial Highlights. The assets administered by the Office of the State Treasurer in the Investment Trust Fund increased by $416,888,265. The majority of this increase is due to increased average yield on the investment portfolio which has also resulted in increased deposit activity. As of the close of the current fiscal year, the Office of the State Treasurer's governmental funds reported combined ending fund balances of $154,065,840, a decrease of $17,093,210 in comparison with the prior year. The Office of the State Treasurer and the Department of Finance and Administration altered the policy related to the reporting of debt. Only debt issued by and for the Office of the State Treasurer should be included in the government-wide financial statements. As a result, the 2004 government-wide financial statements solely include $83,614 in debt related to compensated absences. This policy change also resulted in a net prior period increase in net assets of $761,104,004, a $764,105,000 increase related to debt and a $3,000,996 decrease related to bond issuance costs net of amortization.

   Although policy has been changed on the reporting of debt, it should be noted that the Office of the State Treasurer has the statutory responsibility for the overall management and investing of bond proceeds and debt service funds issued by the State Board of Finance. These proceeds require the tracking of all earnings for rebate, arbitrage and interest earnings distribution. The management of these funds begins with the issuance of bonds by the State Board of Finance. On the closing date of bond issuance, funds are delivered to the State Treasurer with identification of sources and uses of the bond proceeds. The State Treasurer then authorizes release of bond funds to the buyer and invests the proceeds in accordance with the State Treasurer's Investment Policy. The State Treasurer administers the distribution of interest earnings on 39 severance-tax bonds, 7 general obligation bonds and 1 miscellaneous bond. All transactions are tracked for the purpose of calculating rebate and arbitrage.

   In addition, the State Treasurer provides information to the audit firm that prepares the rebate calculations. Management of debt service funds includes monitoring available cash for payment, investing, and cost of issuance. The State Treasurer's Office coordinates with the State Board of Finance cash availability for issuance of one-day notes and determines the amount available for transfer to the state permanent fund as required by statute. Previously issued bonds by the Board of Finance may be re-financed or refunded and acting as the paying agent, the State Treasurer must coordinate payment with escrow agent and Depository Trust Company (DTC). A statutory function of the Office of the State Treasurer is to make debt service payments on behalf of State Agencies. As a result, the debt service assets and activity continues to be reported in the governmental funds. Information related to the debt service assets and activity is included in the supplementary information.

   Financial Analysis of the Government's Funds. As of the end of the current fiscal year, the Office of the State Treasurer's governmental funds reported combined ending fund balances of $154,065,840, a decrease of $17,093,210 in comparison with the prior year. Approximately 99.06% of this total amount, $152,624,938 is unreserved, designated for subsequent year's expenditures that is an internal designation of unreserved fund balance. The remainder of fund balance is reserved to indicate that it is not available for new spending because it has already been committed to encumbrances and the New Mexico Business Development Corporation, $1,502,424. The remainder, less than 1%, reported as undesignated, is subject to reversion (if positive) to the State Permanent Fund. The fund balance of the Office of the State Treasurer's general fund increased by $193,428 during the current fiscal year.

   General Fund Budgetary Highlights. Differences between the original budget and the final amended budget are briefly summarized as follows:

     o $253,000 in decreases for personnel services and employee benefits due to several positions remaining open.

     o $337,117 in increases for operating costs for rent, maintenance, repair and replacement of computer software and equipment.

   Capital Assets. The Office of the State Treasurer's investment in capital assets for its governmental activities as of June 30, 2004, amounts to $142,432 (net of accumulated depreciation). This investment in capital assets includes office and computer equipment.

   Long-term Debt. At the end of the current fiscal year, the Office of the State Treasurer was responsible for administering debt service payments on total bonded debt outstanding of $735,990,000 all of which is secured by pledged tax revenues.

   Economic Factors and Next Year's Budgets and Rates. Inflationary trends in the region compare favorably to national indices. Costs associated with the general fund are expected to remain stable. During fiscal year end June 30, 2004, several personnel positions remained open, causing the budget to be underspent. The June 30, 2005 budget anticipates filling those positions. These factors were considered in preparing the Office of the State Treasurer's budget for the 2005 fiscal year.

   Revenues and Expenditures. The State derives the bulk of its recurring General Fund revenues from five major sources: general and selective sales taxes, income taxes, the emergency school tax on oil and gas production, rents and royalties from State and federal land, and interest earnings from its two Permanent Funds. Effective July 1, 1981, the Legislature abolished all property taxes for State operating purposes.

   Debt Management. Sections 7 and 8 of Article IX of the Constitution of the New Mexico limits the power of State officials to incur general obligation indebtedness extending beyond the fiscal year in three ways. First, the state may borrow money not exceeding the sum of two hundred thousand dollars ($200,000) in the aggregate to meet casual deficits or failure in revenue, or for necessary expenses. Second, other debt may be contracted by or on behalf of the State only when authorized by law for some specified work or object. Such a law takes effect only after being submitted to the qualified electors of the State and having received a majority of all votes cast thereon at a general election. No debt may be created if the total indebtedness of the State, exclusive of the debts of the territory and several counties thereof assumed by the State, would thereby be made to exceed 1% of the assessed valuation of all property subject to taxation in the State, as shown by the last preceding general assessment. Lastly, the State may also contract debts to suppress insurrection and to provide for the public defense.

   General obligation bonds of the State are issued and the proceeds thereof appropriated to various purposes pursuant to an act of the Legislature of the State. The State Constitution requires that any law which authorizes general obligation debt of the State shall provide for an annual tax levy sufficient to pay the interest and to provide a sinking fund to pay the principal of the debts. General obligation bonds are general obligations of the State for the payment of which the full faith and credit of the State are pledged. The general obligation bonds are payable from "ad valorem" taxes levied without limit as to rate or amount on all property in the State subject to taxation for State purposes. The total debt service on general obligation bonds was $230,104,066.25

   Ratings. As of September 2006, all outstanding general obligation bonds of the State of New Mexico are rated AA+ by Standard & Poor's Ratings Services and Aa1 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local New Mexico issuers may be unrelated to the creditworthiness of obligations issued by the State of New Mexico, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the New Mexico IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the New Mexico IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the New Mexico IM-IT to pay interest on or principal of such bonds.

   The New Mexico IM-IT is susceptible to political, economic or regulatory factors affecting issuers of New Mexico municipal obligations (the "New Mexico Municipal Obligations"). These include the possible adverse effects of certain New Mexico constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in New Mexico and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in New Mexico or contained in Official Statements for various New Mexico Municipal Obligations.

                              New York Risk Factors

   Economic Condition and Outlook. The economy improved as 2003 progressed, and by mid-2004 the economic expansion was on firmer footing. The strengthening of the national economy has been beneficial for New York State and its export-oriented economy. On a seasonally adjusted basis, State employment began to grow and again during the summer of 2003. The recovery in the New York City economy has contributed to the State's economic improvement, and job growth has continued to be steady on Long Island and in the Hudson Valley during the first five months of 2004. Several major upstate metropolitan areas have experienced some recovery, although job losses continue in areas such as Buffalo and Elmira.

   The pace of the State's recent recovery has been relatively better than that of some other states. In the wake of the recession, the terrorist attacks, and the financial market downturn, New York State's employment performance deteriorated falling to a rank of 42nd in the nation in 2002. During 2003, though average annual State employment declined by 0.7%, the State's ranking rose to 37th in the nation. With employment up 0.3% in the first five months of 2004, the State's rank remains at 37th.

   Improvement on Wall Street has been a major factor in the recovery of both the City and State economies. The decline in the financial markets ended in 2003, as the Standard & Poor's 500 Stock Index advanced 20.2% for the year, although in the first five months of 2004 the gain has slowed to 2%. Securities industry growth has not yet resumed, but the rate of decline has slowed. By contrast, securities industry profits rebounded sharply, rising from $6.8 billion in 2002 to $16.8 billion in 2003 - the second highest level on record. As a result, year-end securities industry bonuses rose by almost 25% in 2003 after falling by about 33% in 2002 and more than 34% in 2001. Profits have remained strong in the first quarter of 2004, totaling $5.1 billion - an increase of 45% compared to the level one year earlier.

   Incomes in New York State are responding to the recovery in the financial markets and the higher Wall Street profits and bonuses. Personal income growth in New York State rose from 0.8% in 2002 to 2.6% in 2003, and to 5.5% in the first quarter of 2004 compared to the same period one year earlier. Nationally, personal income rose by 2.3% in 2002, 3.3% in 2003, and 5.2% in the first quarter of 2004. Compared to other states, income growth in New York State has rebounded faster than employment growth. New York's personal income gain ranked 23rd among the states in the first quarter of 2004, up from 46th in both 2002 and 2003.

   As the site of one of the terrorist attacks, the impact on New York State's economy was greater than in other parts of the nation. New York had lagged behind the recovery from the early 1990s recession, and it was only in recent years that the State's economic performance had improved. In the short run, the State's economy will go through a difficult period as the recovery slowly takes hold and spreads. New York City will reassert itself as a major center of commerce, and will benefit from reconstruction spending. Although the current recession will be followed by a new expansion, the strength of that expansion in New York State will be dependent on many factors. As the major engine of recent economic growth, the downstate economy is particularly dependent on the health of the financial industry, investments in transportation infrastructure, the ability of the education system to produce a skilled workforce, the availability of affordable housing, the cost and availability of energy, and the continued attractiveness of the region for both domestic migrants and international immigrants. Upstate, many regions continue to transition from manufacturing to service-based economies, and to face their own issues in education, housing, energy, and population. Finally, the fiscal stresses currently faced by many localities will have an impact on how policies that address important issues are resolved.

   General Government Results. An operating surplus of $3.0 billion is reported in the General Fund for fiscal year 2003-04. As a result, the General Fund now has an accumulated deficit of $281 million. The State completed its fiscal year ended March 31, 2004 with a combined Governmental Funds operating surplus of $3.2 billion as compared to a combined Governmental Funds operating deficit in the preceding fiscal year of $4.3 billion. The combined 2003-04 surplus of $3.2 billion included operating surpluses in the General Fund of $3.0 billion and Other Governmental Funds of $198 million. The State's financial position as shown in its Governmental Funds Balance Sheet as of March 31, 2004 includes a fund balance of $6.2 billion represented by liabilities of $19.7 billion and by assets available to liquidate such liabilities of $25.9 billion. The Governmental Funds balance includes a $281 million accumulated General Fund deficit.

   As the State completed the year, its governmental funds reported a combined fund balance of $6.2 billion. Included in this year's total change in fund balance is an operating surplus of $3.0 billion in the State's General Fund. The General Fund operating surplus is attributable to several factors including the sale of tobacco bonds which provided resources of $4.2 billion, an increase of $1.3 billion in personal income tax revenue, a $1.0 billion increase in consumption and use tax revenue, a $645 million increase in Federal grants and a $504 million increase in miscellaneous revenues offset by a $206 million decline in business and other taxes. Much of the increase in tax revenues is related to improvement in the national economy and tax increases enacted for personal income and sales taxes. The increase in General Fund revenues was offset by a $2.5 billion increase in expenditures. Local assistance expenditures increased by $2.2 billion due primarily to increased spending for medical assistance and income maintenance programs. State operations increased by $300 million due primarily to increased employer pension costs. The State ended the 2003-04 fiscal year with a General Fund accumulated deficit of $281 million. The reduction of the deficit primarily reflects the restoration of reserves as a result of the improving State economy and the sale of tobacco bonds from which the General Fund received a $4.2 billion benefit.

   Overall Financial Position. The State reported net assets of $41.2 billion, which was comprised of $60.5 billion in capital assets reported net of related debt, $4.3 billion in restricted net assets offset by an unrestricted net assets deficit of $23.6 billion. Net assets reported for governmental activities decreased by $3.3 billion form a year ago, decreasing form $42.4 billion to $39.1 billion. Unrestricted net assets, the part of net assets that can be used to finance day-to-day operations without constraints established by debt covenants, enabling legislation, or other legal requirements, was a deficit of $24.0 billion at March 31, 2004. The deficit in unrestricted governmental net assets arose primarily because of the issuance of debt for purposes not resulting in a capital asset related to governmental activities. Such outstanding debt included securitizing the State's future tobacco settlement receipts ($4.8 billion), local aid payments for school education aid that were financed on a long-term basis by the Local Government Assistance Corporation ($4.6 billion), local highway and bridge projects ($2.7 billion), local mass transit projects ($2.4 billion), and a wide variety of grants and other expenditures not resulting in governmental capital assets ($6.5 billion). This deficit in unrestricted net assets of governmental activities can be expected to continue for as long as the State continues to have obligations outstanding for purposes other than the acquisition of governmental capital assets.

   Net assets for business-type activities decreased by 16.5%, $2.1 billion in 2004 compared to $2.5 billion in 2003. The decrease in net assets for business-type activities was caused primarily by unemployment benefit payments exceeding employer contributions and other revenues for the Unemployment Insurance Fund ($287 million) and CUNY Senior College operating expenses exceeding operating revenues and State support ($143 million). As of June 30, 2003, $8.0 billion in debt had been issued and was outstanding to finance capital assets of the State's colleges and universities.

   General Fund Budgetary Highlights. The original financial plan reported that the annual budget approved by the Legislature created a potential imbalance of $900 million in the General Fund before any possible positive impacts from new Federal aid or a fiscal management plan. Approximately $1.1 billion in temporary Federal aid eliminated the initial projected $900 million imbalance. New York's share of the national aid package consisted of a revenue sharing grant of $645 million and a temporary 2.95% increase in the Federal Medical Assistance Percentage that produced $506 million in General Fund savings.

   The State's fiscal year 2005 capital budget calls for it to spend another $6.7 billion for capital projects, of which $3.5 billion is for transportation projects. To pay for these capital projects the State plans to use $207 million in general obligation bond proceeds, $3.5 billion in other financing arrangements with public authorities, $1.8 billion in Federal funds, and $1.1 billion in funds on hand or received during the year.

   Debt Administration. There are a number of methods by which the State may incur debt. The State has obtained long-term financing in the form of voter-approved General Obligation debt (voter approved debt) and other obligations for which voter approval is not needed and has not otherwise been sought (non-voter approved debt). Non-voter approved long-term financing includes debt obligations the State pays pursuant to contractual obligations it entered into with the issuer. Such obligations include certain bonds issued through state public authorities, certificates of participation, and capital leases obtained through vendors. The State administers its long-term financing needs as a single portfolio of state-supported debt that includes general obligation bonds and other obligations of both its governmental activities and business-type activities. Most of the debt reported under business-type activities, all of which was issued for capital assets used in those activities, is supported by payments from resources generated by the State's Governmental Activities--thus it is not expected to be repaid from resources generated by business-type activities. The State finance law allows for the bonded portion of this single combined debt portfolio--which includes debt reported in both governmental and business-type activities combined--to include variable rate securities equal to 15% of total bonds outstanding and interest rate exchange agreements (Swaps) equal to 15% of total bonds outstanding. At March 31, 2004 the State had $1.9 billion in State-supported variable rate bonds outstanding and $5.5 billion in variable rate bonds outstanding that are subject to swap agreements resulting in effective fixed rates, subject to certain risks. In addition, the State had $2.4 billion in convertible bonds that, at various dates in the future, can remain in a fixed rate mode, at new fixed rates to be established at future mandatory tender dates, or convert to a variable rate. At March 31, 2004, variable rate bonds, net of those subject to the fixed rate swaps, were equal to 4.7% of the State-supported bonded debt portfolio. At March 31, 2004 the State had $46.9 billion in bonds, notes, and other financing agreements outstanding compared with $39.3 billion last year, an increase of $7.6 billion.

   The State Constitution, with exceptions for emergencies, limits the amount of general obligation bonds that can be issued to that amount approved by the voters for a single work or purpose in a general election. The State may issue short-term debt without voter approval in anticipation of the receipt of tax and revenues or proceeds from duly authorized but not issued general obligation bonds. The State Finance Law, through the Debt Reform Act of 2000 (the Act), also imposes phased-in caps on new debt issued and related debt service costs. The Act also limits the use of debt to capital works and purposes, and establishes a maximum length of term for repayment of 30 years. The Act applies to all State-supported debt but does not require that the capital works or projects be limited to State-owned projects. Debt issued prior to the Act and State-related debt including the Tobacco Revenue Bonds issued subsequent to the date of the financial statements to finance a portion of last year's budgetary deficit are not subject to the Act.

   The construction of certain State office buildings, campus facilities, and other public facilities has been financed through bonds and notes issued by public benefit corporations or local governments pursuant to lease/purchase agreements with the State. These lease/purchase contracts are capital leases for which the State's rental payments over the duration of the agreements constitute long-term liabilities. The amount included in obligations under lease/purchase and other financing arrangements consists of total future principal payments and equals the outstanding balance of the related bonds and notes. Reporting relative to capitalized interest is also not included for leased capital assets.

   Risk Management. The State does not insure its buildings or their contents against theft, fire or other risks and does not insure its automobiles against the possibility of bodily injury and property damage. However, the State does have fidelity insurance on State employees. Workers' compensation coverage is provided on a self-insurance basis.

   Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings, and other alleged violations of State and Federal laws.

   Included in the State's outstanding litigation are a number of cases challenging the legality or the adequacy of a variety of significant social welfare programs primarily involving the State's Medicaid and mental health programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care that could require substantial increased financing of the litigated programs in the future.

   Actions commenced by several Indian nations which include the St. Regis Mohawk Indian Nation, the Oneida Indian Nation and the Cayuga Indian Nation claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of thousands of acres of land as well as compensatory and punitive damages.

   In addition, the State is party to other claims and litigation that its legal counsel has advised are not probable of adverse court decisions. Although the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position.

   Ratings. As of September 2006, all outstanding general obligation bonds of the State of New York are rated AA by Standard & Poor's Ratings Services and A1 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the New York IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the New York IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the New York IM-IT to pay interest on or principal of such bonds.

   The New York IM-IT is susceptible to political, economic or regulatory factors affecting issuers of New York municipal obligations (the "New York Municipal Obligations"). These include the possible adverse effects of certain New York constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in New York and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in New York or contained in Official Statements for various New York Municipal Obligations.

                           North Carolina Risk Factors

   Economic Condition and Outlook. According to the Employment Security Commission (ESC, net job growth in the state between August 2004 and August 2005 was only .9% (36,400 employees) and wage rate increases are probably no more than 4%. The key to North Carolina's business cycle experience continues to be their dependence on the declining manufacturing sector (15% of all nonagricultural employment in N.C. vs. 11% for the nation). The result is that the state has lost the "recovery premium" normally experienced during a business cycle recovery. For example, the state's economy grew 33% faster than the national experience following the 1981-82 recession and 45% stronger following the Gulf War downturn. Expressed another way, North Carolina was the fifth fastest growing state during the 1992-93 period in terms of personal income. The favorable North Carolina experience was due to the fact that manufacturing employment in the state actually rose during this recovery. This time around they are continuing to shed manufacturing jobs and our turnaround has been 10% slower than the U.S. Problems in the manufacturing side of the economy began well before the 2001 recession.

   Data indicates that manufacturing employment grew by 2.2% in 2003. After a leveling off period, manufacturing jobs began a steady decline in 1996 due to the mild national economic slowdown and the kicking in of NAFTA. The rate of decline began to accelerate in February 2001 and peaked at an 8.8% rate in 2002. Particularly hard hit were the textile and apparel sectors, with North Carolina jobs in these sectors dropping over 15% on a year-over-year basis by the spring of 2001. While the rate of decline has slowed due to the economic recovery, the erosion continues. The only saving grace is that the loss of traditional jobs has been so great that these sectors exert a much smaller impact on the overall economy than in the past.

   While the job market typically lags overall economic trends, retail sales tell us how the economy is performing at a particular point in time. The prospects for consumer spending are important for the state budget because the sales tax makes up 30% of the revenue base.

   Cash Management. It is the policy of the State that all agencies, institutions, departments, bureaus, boards, commissions and officers of the State shall devise techniques and procedures for the receipt, deposit and disbursement of monies coming into their control and custody which are designed to maximize interest-bearing investment of cash, and to minimize idle and nonproductive cash balances. The State Controller, with the advice and assistance of the State Treasurer, the State Budget Officer, and the State Auditor, develops, implements, and amends the Statewide Cash Management Policy. All cash deposited with the State Treasurer by state entities is managed in pooled investment accounts to maximize interest earnings. During fiscal year 2005, uncommitted state funds were invested in short-term and medium-term U.S. Government notes and bonds, as well as other deposits, which had a composite average yield of 2.875%.

   Risk Management. The State maintains self-insurance programs for employee health; general liability; medical malpractice; workers' compensation; and automobile, fire and other property losses. The State limits its risk for general liability; medical malpractice; and automobile fire and other property losses by purchasing private insurance for losses in excess of deductibles.

   Budget and Rate Projections. The North Carolina State Constitution requires that the total expenditures of the state for the fiscal period covered by each budget not exceed the total of receipts during the fiscal period and a portion of the surplus remaining in the State Treasury at the beginning of the period. State law requires 25% of surplus funds from the previous fiscal period to be placed in the Savings Reserve Account; an amount of the funds equal to 3% of the value of state-owned facilities to be placed in the Reserve for Repairs and Renovations; and 6.5% of the surplus funds to be placed in the Clean Water Management Trust Funds. The remainder of the surplus may be used for expenditures during the following fiscal period.

   The economy-based revenue growth estimate for 2005-06 was lowered from the 5.4% rate used as part of the Governor's proposed budget to 4.8% in the enacted budget. The primary reason for reducing baseline revenue growth is that prolonged exposure to higher energy prices and interest rate hikes by the Federal Reserve has already led to what economists call a "mid-decade slowdown".

   The budget continues the current 4.5% state sales tax rate and 8.25% income tax bracket for two additional years (see 2004-05 General Fund Budgetary Highlights section). It includes changes to simplify and modernize the sales tax in order to comply with the Streamlined Sales Tax Agreement and to equalize rates on consumption. The budget also includes a 25 cent per pack increase in the cigarette tax effective September 1, 2005 and an additional 5 cent increase effective July 1, 2006. These adopted changes total $628 million for the 2005-06 fiscal year. The fiscal year 2005-06 budget is also supported by overcollections and reversions from fiscal year 2004-05 that factor into the beginning General Fund unreserved fund balance of $478.509 million. The 2005-06 budget calls for using $365.1 million of beginning availability, with an estimated ending unreserved fund balance of $113.387 million at June 30, 2006.

   Litigation. The State is involved in numerous claims and legal proceedings, many of which normally recur in governmental operations and may have a material adverse effect on the financial position of the State.

   Debt Administration. During the 2004-05 fiscal year, the State issued $1.0215 billion in general obligation bonds (excluding refunding issues), $53.64 million in lease-purchase revenue bonds, and $188.39 million in certificates of participation (COPs). The new general obligation debt consisted of $705.5 million in public improvement bonds (consolidation of clean water bonds and higher education bonds), $300 million in highway bonds, and $16 million in natural gas bonds. The proceeds of the lease-purchase revenue bonds were used to acquire correctional facilities in Avery County and Pamlico County and will also be used to pay the cost of design and construction drawings for up to thirteen youth development centers. The proceeds of the COPs will be used to construct and equip a close security correctional facility in Columbus County, to construct a new State psychiatric hospital facility, and to finance higher education and other capital projects.

   The State refinanced $986.9 million of its existing debt in fiscal year 2005 to improve cash flow and to take advantage of lower interest rates. By refinancing the debt, the State will reduce its future debt service payments by approximately $47 million over the next thirteen years.

   The State's general obligation bonds are secured by a pledge of the faith, credit, and taxing power of the State. The revenue bonds issued by the State are secured solely by specified revenue sources. The certificates of participation
(COPs) and lease-purchase revenue bonds issued by the N.C. Infrastructure Finance Corporation, a blended component unit of the State, are secured by lease and installment payments made by the State, and in the event of default, by a security interest in the leased facilities pursuant to a leasehold deed of trust (as applicable). The COPs issued for repair and renovation projects are not secured by a lien upon or security interest in the projects or any other property of the State.

   All payments of the State for the COPs and the lease-purchase revenue bonds are subject to appropriation by the General Assembly. If the State defaulted on its repayments, no deficiency judgment could be rendered against the State, but the State property that serves as security could be disposed of to generate funds to satisfy the debt. Failure to repay the debt would have negative consequences for the State's credit rating. Article 9 of Chapter 142 of the General Statutes prohibits the issuance of special indebtedness (e.g., COPs and lease-purchase revenue bonds) except for projects specifically authorized by the General Assembly. The use of alternative financing methods provides financing flexibility to the State and permits the State to take advantage of changing financial and economic environments.

   The Constitution of North Carolina (Article 5, Section 3) imposes limitations upon the increase of certain U.S. State debt. It restricts the General Assembly from contracting debts secured by a pledge of the faith and credit of the State, unless approved by a majority of the qualified voters of the State, except for the following purposes:

     1.   To fund or refund a valid existing debt;

     2.   To supply an unforeseen deficiency in the revenue;

     3. To borrow in anticipation of the collection of taxes due and payable within the current fiscal year to an amount not exceeding 50 percent of such taxes;

     4.   To suppress riots or insurrections; or to repel invasions;

     5. To meet emergencies immediately threatening the public health or safety, as conclusively determined in writing by the Governor; and

     6. For any other lawful purpose, to the extent of two-thirds of the amount by which the State's outstanding indebtedness shall have been reduced during the next preceding biennium.

   Ratings. As of September 2006, all outstanding general obligation bonds of the State of North Carolina are rated AAA by Standard & Poor's Ratings Services and Aa1 by Moody's Investors Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local North Carolina issuers may be unrelated to the creditworthiness of obligations issued by the State of North Carolina, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the North Carolina IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the North Carolina IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the North Carolina IM-IT to pay interest on or principal of such bonds.

   The North Carolina IM-IT is susceptible to political, economic or regulatory factors affecting issuers of North Carolina municipal obligations (the "North Carolina Municipal Obligations"). These include the possible adverse effects of certain North Carolina constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in North Carolina and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in North Carolina or contained in Official Statements for various North Carolina Municipal Obligations.

                                Ohio Risk Factors

   General. The State of Ohio's first constitution was adopted in 1802, and Ohio entered the union in 1803. Ohio's present constitution was modified by a state constitutional convention in 1851 and has since been amended on numerous occasions. The Constitution establishes a state governmental structure similar to the federal model, with three separate branches of government -- executive, legislative, and judicial. The executive branch consists of the Governor and Lieutenant Governor, who are jointly elected, and four additional statewide elected officials: the Attorney General, the Auditor of State, the Secretary of State, and the Treasurer of State. All of these officials are elected to four-year terms. More than 100 departments, agencies, boards, and commissions are part of the executive branch of government and receive appropriations from the legislature, along with three judicial and five legislative agencies.

   The state legislature in Ohio is referred to as the General Assembly and consists of two separate chambers, the Senate, a 33-member body, and the House of Representatives, a 99-member body. Each member of the General Assembly is elected to represent the residents of a geographical district for a specified term. Members of Ohio's General Assembly are subject to term-limits; senators are restricted to serving two four-year terms, and representatives are restricted to serving four two-year terms. Each chamber has a presiding officer to call the chamber to order and direct the calendar of events. The presiding officer in the Senate is the President of the Senate, and the presiding officer of the House of Representatives is the Speaker of the House. A new General Assembly is convened in January of each odd-numbered year. Along with the establishment of our state governmental structure, the Constitution requires Ohio to have a balanced budget. Ohio's budget is prepared for a period of two years - a biennium -, which begins on July 1 of odd-numbered years and ends 24 months later on June 30.

   The State provides a wide range of services and support to its citizenry that are accounted for in the following functions or programs: primary, secondary and other education, higher education support, public assistance and Medicaid, health and human services, justice and public protection, environmental protection and natural resources, transportation, general government, community and economic development, workers' compensation, lottery, unemployment compensation, tuition credits, liquor control, and other business-type activities.

   Economic Overview. Economic growth continued through 2005 at a solid but somewhat slower pace. Held back in the fourth quarter by the after-effects of the late summer hurricanes along the Gulf Coast, real GDP expanded by 3.5 percent, compared with growth of 4.2 percent in 2004. Consumer spending accounted for most of the increase, followed by business investment in equipment and software, government purchases, investment in residential structures, and net exports. Business inventories shrank in response to the strong demand. Consumer spending was fueled by solid increases in personal income, arising from steady growth in hourly earnings and employment. Average hourly earnings grew by
3.2 percent from December 2004 to December 2005 and continued to accelerate in 2006. Total employment increased by almost 200,000 jobs per month on average through August 2005. After slowing for two months due to damage from the hurricanes, employment growth rebounded to its previous pace in November and following months. In addition, consumers borrowed more on credit cards and against their homes, pushing the quarterly saving rate into negative territory for the first time on record in the third quarter of 2005 and again in the fourth quarter.

   Flush with high profits and heavy cash flow, corporations continued to increase capital expenditures at a brisk, though slower, pace in 2005 than in 2004. Investment in equipment and software increased at an annual rate of 8.7 percent, down from 13.8 percent in 2004. Again the hurricanes restrained growth late in the third period. Home building and remodeling also made solid contributions to overall growth again in 2005, with investment in residential structures rising 7.6 percent during 2005, compared with 6.6 percent in 2004. Low mortgage rates and easier credit terms combined with high confidence levels through much of the period to support housing activity. Construction was begun on more houses in 2005 than in any year since 1973. Sales of new and of existing homes both set new record highs. Signs of weakness in the housing sector have begun to surface, with inventories of unsold homes rising and prices rising less rapidly or even falling in some markets.

   The more than 20-percent depreciation in the foreign exchange value of the dollar during the last four years began to affect trade flows in 2005. The trade deficit continued to widen during the year, but by less than in 2004. In addition to the cheaper dollar, a strengthening in growth overseas added to demand for U.S. exports, which increased by 6.9 percent in 2005. Imports grew by
6.4 percent. The Ohio economy continued to move forward unevenly in 2005. Activity was supported by strong domestic motor vehicle production, growing demand overseas for U.S. manufactured goods, and residential construction activity. Employment growth resumed in 2005 after the second-half slide in 2004, with the number of jobs rising by 29,300 from December 2004 to December 2005. The fastest growing major sectors in terms of employment were Professional & Business Services, Education & Health Services, and Leisure & Hospitality. The unemployment rate was stable during 2005, ending the year at 5.9 percent, compared with the national unemployment rate of 4.9 percent. Ohio personal income grew by 4.4 percent in 2005, driven by modest job growth and improving growth in wages and salaries. This marked the fastest rate of increase in Ohio personal income since 2000, following growth of 4.2 percent in 2004, 2.8 percent in 2003, 2.3 percent in 2002, and 1.6 percent in 2001. U.S. personal income growth slowed in 2005 to 5.5 percent from 5.9 percent in 2004.

   The consensus is for a rebound in economic growth nationally in 2006, after the temporary slowdown in response to the Gulf Coast hurricanes. Forecasters trimmed their projections for growth in late 2005 by 0.5 to 1.0 percentage points and raised projections for growth during the first half of 2006 by like amounts. The performance of the economy early in 2006 has been in line with expectations of stronger growth.

   Major Initiatives. In June 2005, the Governor signed Amended Substitute House Bill 66, the biennial budget bill, which when combined with other legislation authorizing expenditures, provides approximately $25.3 billion in fiscal year 2006 and $25.9 billion in FY 2007 in General Revenue Fund (GRF) dollars and $53.6 billion in fiscal year 2006 and $55.2 billion in fiscal year 2007 in all funds for the operating budget. The GRF appropriations in this budget will result in the two slowest growing fiscal years of the last 40 years, with GRF growth rates of 1.9 percent in FY 2006 and 2.6 percent in FY 2007. Many agencies will spend less from the GRF in FY 2007 than they spent in FY 2000. The majority of GRF spending increases over this time period can be attributed to increased spending in primary and secondary education, Medicaid, debt service, and property tax relief programs.

   To improve Ohio's competitiveness the FY 2006-2007 budget enacted fundamental tax reform making a number of changes to address situations in which Ohio's high tax rates act as disincentives to investment and employment. The tax reform reduces the burden on investment and encourages capital formation, which in turn will increase productivity and encourage growth in employment and income. Because the State must continue to meet its financial obligations and make strategic public investments in education and infrastructure, cuts in taxes on capital investment are phased in over time, and also balanced with innovative solutions to raise the revenue needed to pay for essential public services.

   Consistent with the recommendations of the Ohio Commission to Reform Medicaid, the FY 2006-2007 budget adopts strategies to reduce projected costs in the FY 2006-2007 biennium and sets the stage for responsible long-term Medicaid reform using strategies that will control the rate of growth over time. These strategies are intended to deliver cost effective and preventive care for low-income families and children; provide cost-effective, non-institutional residential options and health care for seniors; and improve the information technology used to manage the Medicaid program.

   The current biennium continues to make progress on Governor Taft's Rebuild Ohio Plan, which addresses the facility needs of all Ohio school districts. The plan will allow every Ohio school child to learn in safe, modern facilities and give school districts the capability to create customized classrooms and instruction tailored to meet students' needs. The School Facilities Commission, charged with providing funding to public school districts and overseeing the construction and renovation of school facilities, spends approximately $2 million daily on new school construction and repair. Since the inception of the Commission in May 1997, $3.5 billion has been used to construct or repair 270 new or renovated buildings. The FY 2006 budget provides an additional $220 million from the General Revenue Fund and other sources to support construction projects.

   Revenues and Expenditures. For fiscal year 2005, revenues slightly outpaced expenses, and when combined with transfers from the State's business-type activities, an increase of $970.9 million in net assets resulted for governmental activities. Revenues for fiscal year 2005 in the amount of $40.29 billion were 5.9 percent higher than those reported for fiscal year 2004. This increase in revenues can, in part, be attributed to strong personal income tax and corporation franchise tax collections. Expenses followed the trend as the reported $40.12 billion in spending represented a 5.1 percent increase over fiscal year 2004. Net transfers for fiscal year 2005 also increased to $807.7 million, or by 3.4 percent, when compared to fiscal year 2004.

   Budgetary Control. The State's management is responsible for establishing and maintaining internal control designed to ensure that the State's assets are protected from loss, theft, or misuse and to ensure that adequate accounting data are compiled to allow for the preparation of financial statements in conformity with GAAP. Internal control is designed to provide reasonable, but not absolute, assurance that these objectives are met. The concept of reasonable assurance recognizes that: 1) the cost of a control should not exceed the benefits likely to be derived, and 2) the valuation of costs and benefits requires estimates and judgments by management. In fiscal year 1992, an executive order initiated the Internal Accounting Control Program (IACP). The IACP establishes written guidelines for state agencies to follow during periodic management reviews of their accounting operations. Under the program, agencies are required to formally establish, maintain, and annually evaluate and report on internal accounting control.

   The State's Central Accounting System (CAS) achieves budgetary control over the various accounts of the State's funds. The General Assembly, authorizes expenditures by appropriating funds in biennial and supplemental appropriation acts. The Office of Budget and Management uses the CAS to control departmental obligation and expenditure activity to ensure authorized appropriations are not exceeded. The State's non-GAAP budgetary financial statements are prepared on a modified cash basis of accounting. This means that revenues are recognized when cash is received and expenditures are recognized when cash is paid. Encumbrances, reservations of appropriation authority as of June 30, the end of the State fiscal year, are reflected as expenditures on the budgetary basis of accounting. Budget-to-actual comparisons can be found in this report for each governmental fund for which an appropriated annual budget has been adopted. For the General Fund and major special revenue funds, these comparisons are presented as part of the basic financial statements. For other budgeted governmental funds with appropriated annual budgets, budget-to-actual comparisons are in the non-major governmental funds section of the CAFR.

   The CAS maintains all non-GAAP budgetary basis transactions and most GAAP basis adjustments. In addition to the information obtained from the CAS for financial reporting, selected financial information provided by the State's agencies and departments is compiled to complete the GAAP basis financial statements. Differences between the two bases of accounting (GAAP vs. non-GAAP budgetary) include: 1) entity differences -- the GAAP reporting entity may include organizations such as financing authorities and other component units that are not included in the State's budget; 2) basis differences -- the GAAP basis results in the reporting of accruals while the non-GAAP budgetary basis results in the reporting of cash transactions; and 3) timing differences -- for example, GAAP recognizes expenditures for payables for goods and services received, whereas the non-GAAP budgetary basis considers unliquidated encumbrances as expenditures.

   Cash Management. In Ohio, with the exception of certain organizations within the State's reporting entity that have independent powers to manage and invest their funds, the Treasurer of State is responsible for investing the State's cash and investments pool. During fiscal year 2004, cash management and investment transactions made by the Treasurer of State's Office, in accordance with the Uniform Depository Act, were limited to checking accounts and certificates of deposit with qualified public depositories, U.S. government and agency obligations, commercial paper, repurchase agreements, bankers' acceptances, bonds of foreign nations diplomatically recognized by the United States, and security lending agreements.

   Quarterly, the Office of Budget and Management allocates the investment income earned on the cash and investments pool to the various funds designated by law to receive the earnings. The allocation is calculated in accordance with a formula based on average daily cash balances invested over the quarter. The Ohio Lottery Commission's investment portfolio, which is dedicated to the payment of deferred lottery prizes and is accounted for as part of the cash and investments pool, however, is not part of the investment earnings allocation just described. Instead, the Treasurer of State credits the investment earnings from the dedicated portfolio directly to the credit of the fund that accounts for this activity.

   Risk Management. The State's primary government is self-insured for claims under the Ohio Med Health and United Healthcare plans and for vehicle liability while it has placed public official fidelity bonding with a private insurer. The State self-funds tort liability and most property losses on a pay-as-you-go basis; however, selected state agencies have acquired private insurance for their property losses. Also, the State's primary government and its component units participate in a public entity risk pool, which is accounted for in the Bureau of Workers' Compensation Enterprise Fund, for the financing of their workers' compensation liability.

   Ratings. As of September 2006, all outstanding general obligation bonds of the State of Ohio are rated AA+ by Standard & Poor's Ratings Services and Aa1 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Ohio issuers may be unrelated to the creditworthiness of obligations issued by the State of Ohio, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Ohio IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Ohio IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Ohio IM-IT to pay interest on or principal of such bonds.

   The Ohio IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Ohio municipal obligations (the "Ohio Municipal Obligations"). These include the possible adverse effects of certain Ohio constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Ohio and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Ohio or contained in Official Statements for various Ohio Municipal Obligations.

                              Oklahoma Risk Factors

   Economic Outlook. Oklahoma is an attractive place in which to live and conduct business. The state enjoys a very low cost of doing business, has a highly skilled and productive work force, enjoys low energy costs and is geographically well positioned for interstate commercial activity. For example, Oklahoma lies at the crossroads of U.S. Interstates 35, 40 and 44, three of the nation's most important transportation and shipping corridors, allowing state businesses to take advantage of opportunities anywhere in the United States. Oklahoma boasts high quality education systems with award winning schools, which are considered models for career-technology, common, and higher education. Oklahoma's School of Science and Math in Oklahoma City consistently ranks among the top schools in the country.

   Oklahoma is also known for its abundant resources. The state remains a leading producer of oil and natural gas, allowing Oklahoma manufacturers to take advantage of some of the lowest energy prices in the nation. Oklahoma is a leading producer of agricultural products, ranking in the top ten in production of wheat, peanuts, grain sorghum, pecans, rye, hogs and cattle. Oklahomans also enjoy many opportunities for outdoor recreation and, due to its many man-made reservoirs, Oklahoma has more miles of shoreline than any other state.

   Oklahoma's economy has made great gains since the economic recession of 2001-2002. Oklahoma was rated one of the "Top 10 Pro-Business States for 2005" by Pollina Corporate Real Estate. The national study recognized Oklahoma for its business incentives and economic development efforts. Oklahoma's economy has added 26,700 new jobs over the past year. In 2005, state job growth outpaced the nation with growth of 1.8% compared to 1.4% for the U.S. Oklahoma's unemployment rate also outpaced the nation with a 9% decline in unemployment from 4.7% in October of 2004 to 4.3% in October of 2005. For the same periods in time, the U.S. unemployment rate decreased by 9% from 5.5% to 5.0%. Some of the most notable employment announcements taking place in Oklahoma include: 363 jobs being added in Oklahoma City by Walgreens, 500 in Bartlesville by ConocoPhillips, 400 in Tulsa by Lenders Services Direct, and Cherokee ConneX LLC announced plans to add 840 jobs in Muskogee.

   Oklahoma emerged from the revenue shortfall years of FY-2002 and FY-2003 with solid revenue growth in FY-2004 and FY-2005. Actual revenue collected again exceeded 100% of the estimate and, for the first time since the creation of the Rainy Day Fund, a deposit of $243.8 million into the fund raised the balance to the maximum allowed by law. The legal maximum is equal to 10% of the prior fiscal year's general revenue fund appropriations, or $461.3 million for fiscal year 2005.

   In addition, the Governor proposed and the Legislature passed legislation which provided for the surplus revenue collected above the Rainy Day maximum to be used for two purposes. HB 1193 directed 50% of any surplus revenue collected in FY-2005 to be deposited in the Oklahoma Taxpayer Relief Fund. This fund provided a one-time tax rebate payment to all taxpayers in the State of Oklahoma. Rebates were $45 for single taxpayers and $90 for joint taxpayers. The other 50% of excess surplus funds were directed to the Oklahoma Dynamic Economy and Budget Security Fund. This fund is subject to legislative appropriation and is to be used for promoting research and development of critical sectors of the state's economy, commercialization of technology, health care, promotion of endowments to nonprofit entities, unmet infrastructure needs and to provide a source of funds for any needed stabilization of the budget for the fiscal year ending June 30, 2006. These funds provide an additional cash source in case of a shortfall but more importantly provide revenues for strategic research and development investments to grow Oklahoma's economy. A $92 million deposit was made to each of these funds.

   The Teachers' Retirement System (TRS) has accrued liabilities in excess of its assets and projected asset growth. The annual valuation performed at June 30, 2005 reflects an increase in the funded position from the funding level at June 30, 2004. It also reflects that based on current statutes for determining the state, federal, and employer contribution rates, the funded period, which is the number of years that would be required to amortize the unfunded actuarial accrued liability, is 42.6 years. This compares to an infinite amortization period at June 30, 2004. The actuarial accrued liability decreased $28 million and the actuarial value of assets increased $291 million. As a result, the System's unfunded actuarial accrued liabilities decreased $319 million to $7.1 billion at June 30, 2005. The decrease in the funded period and the increase in the funded ratio are due to the adoption of actuarial assumption changes determined from an experience study performed during the year ended June 30, 2005. A task force to study the retirement benefits offered Oklahoma teachers, the optimal retirement benefits offering and solutions to the funding shortfall in the system was appointed.

   Major Initiatives. The Governor and Legislature focused on a number of significant issues during the 2005 legislative session designed to encourage economic development, improve education and increase access to quality health care services. The Governor proposed and the Legislature passed legislation expanding the retirement income tax exemption by increasing the retirement income qualifications and increasing the income exemption amount from $7,500 to $ 10,000. The Legislature passed and the Governor signed legislation eliminating method II of the income tax rate with a maximum individual income tax rate of 10% and reduced the top individual income tax rate from 6.65% to 6.25%. In addition, legislation was enacted that exempts 50% of all military retirement income effective for the 2006 calendar year. To spur strategic economic development, HB 1547 exempts Oklahoma source capital gains from the corporate income tax rate. Property located in this state must be owned for 5 years before claiming the exemption while stocks and interest from an Oklahoma company must be held for 3 years before claiming the exemption. This component encourages all people to invest in Oklahoma.

   SB 982 created the Achieving Classroom Excellence (ACE) Act of 2005, Governor Henry's education initiative. Some highlights of this education reform package are outlined below. The ACE Act created the Achieving Classroom Excellence (ACE) Task Force whose charge is to study state testing requirements for 8th grade and high school students, hold public hearings, make recommendations and present a report to the Legislature and Governor by 12-31-05. ACE requires students to demonstrate mastery of state academic content standards in reading and math by the 8th grade, beginning in the 2009-2010 school year. ACE provided $2 million each for teacher training and bonuses to improve middle school math and for math labs in ten middle schools with records of low performance. ACE requires students entering the 9th grade in the 2008 - 2009 school year to demonstrate mastery in four out of six subject areas to receive a high school diploma and to complete three units of math in grades 9 through 12. Students entering 9th grade in the 2006 - 2007 school year will be enrolled in a college preparatory curriculum unless their parents opt out. ACE also provided $1.4 million for tuition waivers for up to six credit hours per semester for high school seniors. ACE also addressed early childhood education. School districts will be required to offer full day kindergarten by the 2011-2012 school year. More than 70 percent of school districts already offer this, and the FY-2006 budget provides school districts an increased rate for full day kindergarten at a cost of $21.6 million as an incentive to implement the program. Districts with bonded indebtedness exceeding 85 percent of the maximum allowable at any time within previous five years are exempted from the requirement. The FY-2006 budget includes $57.8 million for the second year of the multi-year teacher's salary increase plan to reach the regional average. While the average teacher salary for this fiscal year is not yet known, the average salary increase was estimated to be $1,300. Further aiming to fairly compensate Oklahoma's teachers and support personnel, the budget also includes $42.8 million to fully annualize and pay for 100 percent of teachers' and support personnel health insurance.

   Revenues and Expenditures. Revenue collections continue to improve in the current fiscal year. In the first five months, General Revenue Fund collections are $65.3 million (or 3.1%) above estimated collections and $180.8 million (or 9.8%) above prior year collections. Individual and corporate income taxes and sales taxes are primarily responsible for the revenue increases. Gross production tax on natural gas has increased over the prior year, but is below estimated collections. The growth of income and sales tax collections is a good indicator that the underlying state economy continues to gain strength. The likelihood of budget cuts during the current fiscal year is remote unless the current trends reverse.

   Receipts from all of the four major taxes (income tax, sales tax, gross production tax and motor vehicle tax) exceeded revenues of the prior year, producing a combined total of $4.4 billion, or 88% of total GRF receipts. The total of major taxes collected increased $292.3 million or 7.2% from that of the prior year, an indication of increased business activity. As compared to fiscal year 2004, collections from income taxes increased by $190.2 million, or 9.0%; sales taxes increased by $52.8 million, or 4.1%; motor vehicle taxes decreased by $2.2 million, or (1.0%); and gross production taxes on gas increased by $51.5 million, or 11.6%.

   Oklahoma has established an enviable record in recent years in its revenue forecasting results. Since enactment of a constitutional amendment in 1985 establishing new revenue estimating procedures, collections have exceeded the estimate in eight years and dipped below the estimate seven years.

   Assets and Funds. The assets of the State exceeded its liabilities at fiscal year ending June 30, 2005 by $11 billion (presented as "net assets"). Of this amount, $2.4 billion was reported as "unrestricted net assets." Unrestricted net assets represent the amount available to be used to meet the State's ongoing obligations to citizens and creditors. The State's total net assets increased by $873 million (an 8.6% increase) in fiscal year 2005, equal to the 8.6% increase from the previous fiscal year. Net assets of government activities increased by $697 million (a 5.1% increase), while net assets of the business-type activities showed an increase of $176 million (a 24.8% increase).

   As of the close of fiscal year 2005, the State's governmental funds reported a combined ending fund balance of $4.1 billion, an increase of $615.7 million in comparison with the prior year. Of this total amount, $2.16 billion represents the "unreserved fund balances," all being in the general fund. Of this $2.16 billion, $489 million (increased $57 million) is in the Cash Flow Reserve Fund and $461 million (increased $244 million) is in the Rainy Day Fund leaving $1.2 billion (increased $143 million) as undesignated for the general fund. This $1.2 billion is roughly 10.4% of the total governmental funds expenditures for the year. This ratio improved from 9.7% a year ago.

   The State's total long-term debt obligations showed a net increase of $24 million (20.8%) in the governmental type activities and a net increase of $167 million (31.2%) the business type activities during the current fiscal year. The key factor causing the governmental type increase was the issuance of $154 million in new OCIA revenue bonds. The large debt increase in the business type activities was from the issuance of $204 million in new revenue bonds by the Oklahoma Water Resources Board.

   Government Funds. For FY-2006, the Governor proposed in Senate Bill 547, the Oklahoma Prescription Drug Discount Program Act of 2005, a new program which will assist Oklahomans with no prescription drug coverage to access all prescription drug manufacturers' free and discount drug programs through a single point of entry. This program will utilize a pharmacy benefit manager software product that can automatically assess for the consumer which drugs through which manufacturers they qualify for assistance. This process will make access to these programs much easier and more understandable for those who use it in addition to increasing access to free and discount drugs.

   In Medicaid, funds were appropriated to bring the payment rates for doctors and hospitals to the benchmark standard of 100% of the Medicare rate of payment for services. The state share of this funding was $63 million and it will yield a total of $196.3 million for payment to providers when state and federal matching funds are combined. Also in Medicaid, funding was provided for a full 12 months of eligibility for Medicaid services. This change makes it possible for the first time in the state's Medicaid history for an enrollee to be eligible for services and keep the same primary care provider for a full year.

   The focus of the State's governmental funds is to provide information on near-term inflows, outflows, and balances of spendable resources. Such information is useful in assessing the State's financing requirements. In particular, unreserved fund balance may serve as a useful measure of a government's net resources available for spending at the end of the fiscal year.

   As of the end of the current fiscal year, the State's governmental funds reported combined ending fund balances of $4.1 billion, an increase of $615.7 million from the prior year. More than one half ($2.2 billion or 53%) of this total amount constitutes unreserved fund balance, which is available for spending in the coming year. The remainder of fund balance is reserved to indicate that it is not available for new spending because it has already been committed (1) to liquidate contracts and purchase orders of the prior fiscal year ($228 million), (2) to pay debt service ($89 million), (3) to be held in permanent trust funds for education, wildlife and prevention of tobacco related health issues ($1.6 billion) or (4) for a variety of other restricted purposes ($41.6 million).

   The general fund is the chief operating fund of the State. At the end of the current fiscal year, unreserved fund balance of the general fund was $2.16 billion, while the total fund balance increased $450 million to $2.52 billion. As a measure of the general fund's liquidity, it may be useful to compare both unreserved fund balance and total fund balance to total fund expenditures. Unreserved fund balance represents 19% of total general fund expenditures (up from 16% a year ago), while total fund balance represents 22% of that same amount (up from 19%). Overall the fund balance of the State's general fund increased by $450 million during the current fiscal year. This is a 21.7% increase from the prior year.

   The Commissioners of the Land Office Permanent Fund, which accounts for the land and cash granted to the State by the United States Congress for the use and benefit of educational systems in Oklahoma, continues to recover from a two year period in 2002 and 2001 of poor investment earnings which caused noticeable decreases in fund balance. Because of better market conditions, this fund reported a $155 million gain in net investment revenues. Overall, the current year activity resulted in an increase in the fund balance of $103.7 million for the year. This is an increase of about 8.8% from the previous year fund balance. Expenditures and transfers from the fund to benefit educational systems in Oklahoma decreased by $13 million to about $63 million. The Department of Wildlife's Lifetime Licenses fund balance increased by 9.3% to $66.4 million. This increase occurred due to increases in both license revenue and investment revenue over the previous year.

   The Tobacco Settlement Endowment Permanent Fund holds certain moneys that are received in settlement of claims by the state against tobacco manufacturers. Earnings from these moneys are to be utilized for research, education, prevention and treatment of tobacco related diseases and certain other health programs. This fund reported a $56.8 million increase in fund balance with most of the increase, $43.5 million, coming from the settlement payment by tobacco manufacturers for 2005. The prior year's payment was about $39 million. The state now has $245.4 million in the permanent fund.

   Debt Administration. General obligation bonds are backed by the full faith and credit of the State, including the State's power to levy additional taxes to ensure repayment of the debt. Accordingly, all general obligation debt currently outstanding was approved by a vote of the citizens. Prior to a 1993 general obligation bond program, except for refunding bonds, the State last issued general obligation bonds in 1968. Certain maturities of those bonds were advance refunded in 1977 and again in 2003. As of June 30, 2005, the outstanding general obligation net debt of the State of Oklahoma was $261.2 million. This figure excludes the self-supporting taxable bonds of the Oklahoma Industrial Finance Authority, which are secured by the repayment of loans made to private businesses. State revenues have never been required to support debt service payments on these obligations. Various agencies, trusts, and authorities issue revenue bonds on behalf of the State of Oklahoma, and these obligations are supported solely by the revenues of the issuing entities. Those revenues may include appropriations to the respective entities.

   Risk Management. In general the State is "self-insured" for health care claims, workers' compensation, tort liability, vehicle liability, and property losses, with some exceptions for participation in health maintenance organizations and for excess coverage items. The property loss excess coverage is limited to a maximum loss of $1 billion. The Oklahoma State and Education Employees' Group Insurance Board provides group health, life, dental and disability benefits to the State's employees and certain other eligible participants. The State Insurance Fund provides workers' compensation coverage for both public and private sector employees in Oklahoma.

   Ratings. As of September 2006, all outstanding general obligation bonds of the State of Oklahoma are rated AA by Standard & Poor's Ratings Services and Aa3 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Oklahoma issuers may be unrelated to the creditworthiness of obligations issued by the State of Oklahoma, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Oklahoma IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Oklahoma IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Oklahoma IM-IT to pay interest on or principal of such bonds.

   The Oklahoma IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Oklahoma municipal obligations (the "Oklahoma Municipal Obligations"). These include the possible adverse effects of certain Oklahoma constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Oklahoma and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Oklahoma or contained in Official Statements for various Oklahoma Municipal Obligations.

                               Oregon Risk Factors

   General Economic Conditions. Oregon is the least populous of the three west coast states that also include California and Washington. Oregon had about 1.9 million of the three states' 23.1 million workers in late 2005. Oregon's largest metro area is the Portland-Vancouver-Beaverton metropolitan statistical area. The Portland area is the sixth largest of the seven metro areas with one million or more workers in the three states. It includes about half of Oregon's jobs.

   Employment grew more rapidly in Oregon than in most neighboring states in the mid-1990s due largely to a boom in high technology (primarily computer chips), transportation equipment (such as recreational vehicles and heavy trucks), and construction. The Asian financial crisis in 1997 led to weaker manufacturing employment and slower overall job growth in Oregon. Then the national recession hit the state. Between late 2000 and the middle of 2003, employment fell by as much as 4.0 percent, much worse than neighboring states. Since then, Oregon has seen very rapid job recovery. The state surpassed its November 2000 prerecession peak employment level in early 2005 and added about 35,000 jobs (+2.2%) during the following eight months.

   During the rapid job growth of the mid-1990s, Oregon's unemployment rate ranked in the middle of all states and lower than its neighboring states. However, the rate rose with the Asian financial crisis. During the economic boom of the late 1990s and in 2000, Oregon's unemployment rate did not fall as low as did the rates in neighboring states. With the onset of the recession, Oregon's unemployment rate soared from just over 5.0 percent in late 2000 to a peak of
8.5 percent in the middle of 2003. The state's population continued to grow despite the high unemployment rate with weaker, but still positive, net migration. Oregon had the nation's highest or second-highest state unemployment rate for 43 months, from April 2001 to October 2004. With the recovery in job growth, the unemployment rate eased to about 6.0 percent by late 2005, still about one percentage point higher than the national rate.

   Oregon's major export-related industries include lumber and wood products, high technology, agriculture and food products, machinery, transportation equipment, and tourism-related sectors. The state also has a concentration in call center employment. Despite the recent rapid job recovery, forecasters see no major source of rapid job growth in the near future. Therefore, annual employment growth is expected to slow to less than 1.5 percent by 2007 and to only 1.0 percent by 2011. Still, this is higher than the growth forecast for the nation as a whole. Job growth is expected to be fastest in the professional and business services sector and in the health care industry. Manufacturing is projected to lose jobs. With population projected to grow faster than jobs between 2005 and 2011, Oregon may continue to have an elevated unemployment rate.

   During the past ten years, the State's general governmental expenditures related to education have increased in amount, but have decreased as a percentage of total expenditures (a ten-year decrease of 4.5 percent). This relative decline results from a shift in allocation of total expenditures for other program areas such as public safety, transportation, and debt service expenditures. Although general governmental expenditures related to human resources have increased as programs to serve needy Oregonians have expanded, the percentage of total expenditures remains the same as it was ten years ago.

   During this same ten-year period, federal revenues, while continuing to increase in amount, have actually decreased as a percentage of total revenue (a ten-year decrease of 3.8 percent). The reason for this relative decline is the relative increase in general governmental expenditures related to services that are supported more by taxes than by federal revenues (e.g., education, human resources, public safety); thus, as taxes have increased to support these services, so has the proportion of total revenue generated by taxes.

   The unemployment rate for Oregon is currently 6.0 percent, down from 7.3 percent a year ago. This is higher than the national rate of 5.0 percent. Employment growth in the second quarter of 2005 was 3.1 percent. This was the eighth consecutive quarter of job growth, an indication of a well-established economic recovery in Oregon's job market.

   Budgetary Process. The Oregon budget is approved on a biennial basis by separate appropriation measures. A biennium begins July 1 and ends June 30 of odd-numbered years. Measures are passed for the approaching biennium during each regular Legislative session, held beginning in January of odd-numbered years.

   Because the Oregon Legislative Assembly meets in regular session for approximately six months of each biennium, provision is made for interim funding through the Legislative Emergency Board. The Emergency Board is authorized to make allocations of General Fund monies to State agencies from the State Emergency Fund. The Emergency Board may also authorize increases in expenditure limitations from Other or Federal Funds (dedicated or continuously appropriated funds), and may take other actions to meet emergency needs when the Legislative Assembly is not in session. The most significant feature of the budgeting process in Oregon is the constitutional requirement that the budget be in balance at the end of each biennium. Because of this provision, Oregon may not budget a deficit and is required to alleviate any revenue shortfalls within each biennium.

   Revenue and Expenditures. Actual revenue and other financing sources exceeded actual expenditures and other financing uses by $212.4 million for the 2003-05 biennium, increasing the ending budgetary fund balance. For the biennium, actual revenues were greater than budgetary estimates mainly due to higher than expected corporate income tax revenues. These higher than expected corporate income tax revenues resulted in a corporate income tax credit of $101.0 million. Actual expenditures for the biennium were less than budgeted expenditures, as presented in the (cash basis) budgetary schedule for the General Fund; however, it is expected that the majority of remaining budget will be expended as obligations are paid during the six-month lapse period from July 1 to December 31, 2005. The State spent nearly $519.8 million on 1,762 highway and bridge construction projects. Nearly $12.0 million was spent on capital equipment used to maintain highways and bridges, such as road graders, bulldozers, and similar vehicles. Commitments of $1,085.0 million have been made for highway and bridge construction.

   Debt Administration and Limitation. The State's constitution authorizes the issuance of general obligation bonds for financing higher education building projects, facilities, institutions, and activities. As of June 30 2005, the total balance of general obligation bonds was $4.35 billion.

   Ratings. As of September 2006, all outstanding general obligation bonds of the State of Oregon are rated AA- by Standard & Poor's Ratings Services and Aa3 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Oregon issuers may be unrelated to the creditworthiness of obligations issued by the State of Oregon, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Miscellaneous. The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Oregon IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Oregon IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Oregon IM-IT to pay interest on or principal of such bonds.

   The Oregon IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Oregon municipal obligations (the "Oregon Municipal Obligations"). These include the possible adverse effects of certain Oregon constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Oregon and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Oregon or contained in Official Statements for various Oregon Municipal Obligations.

                            Pennsylvania Risk Factors

   Economic Outlook. The Commonwealth of Pennsylvania ("Pennsylvania" or the "Commonwealth") historically has been identified as a heavy industry state, although that reputation has been changing as the industrial composition of Pennsylvania's economy continues to diversify into the service sector, including trade, medical and health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, particularly in crop and livestock products as well as agribusiness and food related industries.

   Greater than projected growth in the national and Pennsylvania economies during the second half of 2004 and continuing in early 2005 contributed to improvements in several measures of economic activity including income, government finances and jobs. In the second half of 2005 economic growth is expected to weaken slightly from the cumulative impacts of recent hurricanes and spikes in oil prices. Significant increases in energy costs will adversely impact consumer spending and inflation during late 2005 and early 2006. However, the national economy is expected to grow at a greater rate during the first part of 2006 as reconstruction activities accelerate and energy prices and demand moderate. Overall, slow-to-moderate economic growth is forecasted for the nation and Pennsylvania.

   Commonwealth Financial Structure. The Constitution and the laws of the Commonwealth require all payments from the State Treasury, with the exception of refunds of taxes, licenses, fees and other charges, to be made only by duly enacted appropriations. Amounts appropriated from a fund may not exceed its actual and estimated revenues for the fiscal year plus any unappropriated surplus available. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery
Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund (a lapse) if not spent or encumbered by the end of the fiscal year. The Commonwealth's fiscal year begins July 1 and ends June 30.

   The General Fund. The General Fund, the Commonwealth's largest operating fund, may be used to assess Pennsylvania's financial position and activities for the fiscal year ended June 30, 2005. It accounts for all revenues and other receipts that are not required by law to be accounted for or deposited in other special funds, and reflects a significant portion of Commonwealth expenditures. Tax revenues, principally personal and corporate income and sales and use taxes, constitute approximately 53.6 percent of the General Fund budgetary basis revenues. General Fund expenditures are reported in the following functional assignments, along with the related percentage of state-funded expenditures: direction and supportive services (3.92), protection of persons and property (11.84), health and human services (40.04), public education (37.51), recreation and cultural enrichment (1.11), economic development (2.55), transportation (1.49) and transfers to debt service funds (1.54) for all obligations except those incurred for highway or other special revenue fund purposes.

   A moderately growing national economy that achieved preliminary estimates for growth resulted in improved economic conditions within significant portions of the national and Pennsylvania economies. Gains in government revenues, corporate profits, job creation and personal income were experienced. However, economic growth slowed significantly during the second quarter of 2005 in which real growth in gross domestic product slowed down from 3.8% to 2.3% on a seasonally adjusted annual rate basis. An increase in business inventories led to a slowing of business investment and manufacturing during the second quarter of 2005. Rising energy prices adversely impacted consumer spending, which dropped slightly during the second half of the fiscal year ended June 30, 2005 while personal incomes continued to grow modestly. Job growth continued during the fiscal year and the unemployment rate continued to drop throughout the fiscal year. Overall, economic conditions positively impacted state revenue growth, as revenues exceeded the budget estimate. These additional revenues were used in part to replenish portions of reserve funds and to support an increased demand for governmental goods and services, particularly in the area of health care costs.

   During the fiscal year ended June 30, 2005, total General Fund revenues and other sources exceeded expenditures and other uses by $287.3 billion and, at June 30, 2005, the Commonwealth reported an unreserved/undesignated fund balance (budgetary basis) of $364.8 billion in the General Fund.

   Debt Administration. The constitution of the Commonwealth of Pennsylvania permits the incurrence of debt, without approval of the electorate, for capital projects specifically authorized in a capital budget. Capital project debt outstanding cannot exceed one and three quarters (1.75) times the average of the annual tax revenues deposited in all funds during the previous five fiscal years. The certified constitutional debt limit at August 31, 2005 was $45.7 billion. Outstanding capital project debt at August 31, 2005 amounted to $6.1 billion, for a remaining legal debt margin of $39.6 billion. In addition to constitutionally authorized capital project debt, the Commonwealth may incur debt for electorate-approved programs, such as economic revitalization, land and water development, water facilities restoration, and certain environmental initiatives; and for special purposes approved by the General Assembly, such as disaster relief. Total general obligation bond indebtedness outstanding at June 30, 2005 was $7.151 billion. Total debt service fund transfers paid from General Fund and Motor License Fund appropriations to make principal and interest payments to bondholders during the fiscal year ended June 30, 2005 amounted to $778 million and $43 million, respectively.

   During the fiscal year ending June 30, 2006, the Office of the Budget currently plans general obligation bond issuances, excluding refundings, amounting to $882 million, an increase of $481 million as compared to actual bond issuances of $401 million, excluding refundings, during the fiscal year ended June 30, 2005. This plan reflects the need to make additional investments in the Commonwealth's capital infrastructure, local capital projects and mass transportation. Additionally, a significant portion of the projected increase in issuances for the 2006 fiscal year is attributable to two major environmental programs which would target capital improvements to water supply and sewage treatment facilities associated with economic development as well as general environmental capital improvement projects. Debt principal retirements of $535.7 million are currently planned for the fiscal year ending June 30, 2006.

   The Commonwealth continues to evaluate refunding opportunities for its outstanding bonds to reduce interest costs. During the fiscal year ending June 30, 2005, $1,469 million of outstanding bonds were refunded to produce over $71.4 million of interest savings over the remaining life of those bonds. As market conditions provide additional opportunities, the Commonwealth may pursue additional refundings.

   In addition to general obligation bonds, the Commonwealth may issue tax anticipation notes to meet operating cash needs during certain months of the fiscal year. Tax anticipation notes may be issued only for the General Fund and the Motor License Fund. They may not exceed 20% of the funds' estimated revenues for the year, and must mature during the fiscal year in which they were issued. Cash shortages may occur during the fiscal year because tax receipts, unlike cash disbursements, are concentrated in the last four months of the fiscal year. The Commonwealth has not issued tax anticipation notes during the past seven fiscal years and has no plans to issue any during the 2005 fiscal year. There were no changes in credit ratings and there were no debt limitations during the fiscal year ended June 30, 2005 that may affect the Commonwealth's plans during the fiscal year ending June 30, 2006.

   Capital Asset Activity. Throughout the fiscal year, Commonwealth agencies acquire or construct capital assets. In governmental fund statements, expenditures for capital assets are typically reported as capital outlay. Funding for a significant portion of capital asset acquisition is provided by proceeds of general obligation bonds issued; such proceeds are generally accounted for in the capital projects funds in the funds financial statements as an other financing source. Construction in progress for Department of General Services (public works) and Department of Transportation (highway and bridge) projects at June 30, 2005 amounted to $1.1 and $1.6 billion, respectively. Authorized but unissued general obligation bonds at June 30, 2005 totaled $46.5 billion. General capital assets as of June 30, 2005 amounted to $22.0 billion at actual or estimated historical cost, net of accumulated depreciation of $10.7 billion.

   Legislative Changes During Fiscal Year 2005-2006. During the fiscal year that began July 1, 2005, the legislature approved several new laws which are expected to change the Commonwealth's financial position in the future. Act 36, signed on July 5, 2005, amends the Storage Tank and Spill Prevention Act. The interim registration fees paid by tank owners of aboveground and underground storage tanks included in the original act will be set as permanent with the fees expiring on December 31, 2009. The sunset date of the additional maximum $500,000 allocation from the Underground Storage Tank Indemnification Fund (USTIF) for assistance to owners of underground storage tanks for heating oil with capacities of 3,000 gallons or less in the Underground Storage Tank Environmental Cleanup Program would expire on June 30, 2007.

   The Department of Environmental Protection (DEP) will continue to be reimbursed by the USTIF for costs incurred for corrective actions in the underground storage tank program; however, they will now be reimbursed for their administrative costs as well. In addition, DEP may request reimbursement of up to $3 million annually for investigation and closure costs beginning in fiscal year 2007-2008 to be paid from USTIF. Act 37, also signed July 5, 2005, amends Title 75 (Vehicles) to comply with the federal enabling regulations of the Federal Motor Carrier Improvement Act of 1999. The commercial driver licensing program will be strengthened by expanding the violations resulting in disqualification, imposing longer terms of disqualification and increasing fines. Violations that occur in a personal vehicle by a commercial driver will count the same as if they occurred in a commercial motor vehicle. The complete driving record of all violations of traffic laws, except parking, of commercial drivers will be maintained by the Department of Transportation. Total nonrecurring costs for the Department of Transportation to implement the program, including computer system upgrades, training and revision of forms and publications, are estimated at $4.8 million; $4.27 million in federal funds and $546,000 in state Motor License Funds. Without compliance by September 30, 2005, Pennsylvania could have lost approximately $40 million in federal funds in the first year of the program and additional federal funds in subsequent years.

   Ratings. As of September 2006, all outstanding general obligation bonds of the Commonwealth of Pennsylvania are rated AA by Standard & Poor's Ratings Services and Aa2 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Pennsylvania IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Pennsylvania IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Pennsylvania IM-IT to pay interest on or principal of such bonds.

   The Pennsylvania IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Pennsylvania municipal obligations (the "Pennsylvania Municipal Obligations"). These include the possible adverse effects of certain Pennsylvania constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Pennsylvania and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Pennsylvania or contained in Official Statements for various Pennsylvania Municipal Obligations.

                            Puerto Rico Risk Factors

   Economic Conditions and Outlook. Puerto Rico enjoyed almost two decades of economic expansion through fiscal year 2001. Almost every sector of the economy participated, and record levels of employment were achieved. Factors behind this expansion included government-sponsored economic development programs, periodic declines in the value of the U.S. dollar, which is the currency used in the Commonwealth, increases in the level of federal transfers, a significant expansion in construction investment driven by infrastructure projects and private investment, primarily in housing, and the relatively low cost of borrowing.

   Puerto Rico has a diversified economy with manufacturing and services comprising its principal sectors. The economy of Puerto Rico is closely linked to the United States economy. The following exogenous variables are affected by the United States economy: exports, direct investment, transfer payments, interest rates, inflation, and tourist expenditures.

   Manufacturing is the largest sector in terms of gross domestic product. Manufacturing in Puerto Rico is now more diversified than during the earlier phases of its industrial development and includes several industries less prone to business cycles. In the last three decades, industrial development has tended to be more capital intensive and more dependent on skilled labor. The services sector, which includes finance, insurance, real estate, wholesale and retail trade, tourism, and other services has shown a strong interaction with manufacturing, tourism, construction, and agriculture. Tourism makes a significant contribution to economic activity. An estimated $3,245 million were spent by visitors in Puerto Rico during fiscal year 2005. San Juan has become the largest home port for cruise ships in the Caribbean and the fourth largest home port for cruise ships in the world. During the year 2005, the number of persons registered in tourist hotels increased 4.63% in comparison with fiscal year 2004. The construction sector is an integral part of the economic activity from fiscal year 1999 through fiscal year 2005. Puerto Rico is heavily dependent on oil imports for the production of electricity; however, as a result of the construction of two cogeneration plants, one of which is fueled by liquefied natural gas and the other by coal, Puerto Rico's dependence on oil imports for the production of electricity has been reduced from 99% to 72%.

   The Puerto Rico Planning Board's preliminary reports of the performance of the Puerto Rico economy during fiscal year 2005 indicate that the economy registered an increase of 6% in total gross product. Gross product in fiscal year 2000 was $41.4 billion and gross product in fiscal year 2005 was $53.3. This represents an increase in gross product of 28.74% from fiscal year 2000 to fiscal year 2005. In terms of personal income, in fiscal year 2005, personal income per capita was $12,549 compared to 12,031 in 2004 and $10,204 in 2000. According to the Department of Labor and Human Resources, during fiscal year 2005 the labor force was 1.39 million compared to 1.36 million in fiscal year 2004. Unemployment, although at relative low historical levels, remains above the United States average. The average unemployment rate decreased from 11.4% during fiscal year 2004 to 10.6% in fiscal year 2005.

   Financial Information. The Commonwealth reported a deficit of $15.2 billion as of June 30, 2005, a deterioration in the financial position of $3 billion from last year's balances. The accumulated deficit is principally the result of the Commonwealth's practice of issuing debt and transferring such funds to its discretely presented component units in order for them to carry out the corresponding construction programs.

   The Commonwealth's total deficit increased by $3 billion (a 25% increase) as a result of this year's operations. The governmental activities deficit increased by $2.9 billion (a 22% increase), while net assets of the business-type activities showed a decrease of $181 thousand (a 21% decrease). The Commonwealth's governmental activities had total revenue of $13.7 billion, which were exceeded by total expenses of $17 billion, excluding transfers received from business-type activities amounting to $493 million. The Commonwealth's business-type activities had total revenue of $1.2 billion, which exceeded total expenses of $930 million, excluding transfers made to the governmental activities amounting to $493 million.

   Cash Management. The Commonwealth maintains a cash pool for its cash and cash equivalents. The balance in the pooled cash accounts is available to meet current operating requirements and any excess is invested in various interest-bearing accounts in the Government Development Bank for Puerto Rico
(GDB), a discretely presented component unit. In addition, the Puerto Rico Government Investment Trust Fund (PRGITF), was created by the Commonwealth pursuant to Act No. 176 of August 11, 1995, and began operations on December 4, 1995. PRGITF is a no-load diversified collective investment trust that was created for the purpose of providing eligible investors with a convenient and economical way to invest in a professionally managed money market portfolio. The deposits on hand and the investments purchased are not collateralized, secured, or guaranteed by the Commonwealth or any of its agencies, instrumentalities, or political subdivisions.

   The Commonwealth's investment policy is to minimize credit and market risk while maintaining a competitive yield on its portfolio. The cash temporarily idle during this year was invested mainly in U.S. government securities, stocks, corporate bonds, repurchase agreements, Commonwealth securities, trading securities, and short-term investments. These are primary government investments that are restricted and unrestricted.

   Budgetary Policy. The fiscal year of the Commonwealth begins each July 1. The Governor is constitutionally required to submit to the Legislature an annual balanced budget of capital improvements and operating expenses of the Central Government for the ensuing fiscal year.

   The annual budget is prepared by the Puerto Rico Office of Management and Budget, working Puerto Rico Planning Board, the Puerto Rico Department of the Treasury, and other government offices and agencies. Section 7 of Article 6 of the Constitution provides that "The appropriations made for any fiscal year shall not exceed the total revenue, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law."

   The Commonwealth maintains extensive budgetary controls. The objective of these controls is to ensure compliance with legal provisions embodied in the annual appropriated budget approved by the Legislature. Activities of the general fund are included in the annual appropriated budget. Budgetary control resides at the department level. The Commonwealth also maintains an encumbrance accounting system as one method of maintaining budgetary control.

   The annual budget, which is developed using elements of performance-based program budgeting and zero-based budgeting, includes an estimate of revenue and other resources for the ensuing fiscal year under laws existing at the time the budget is submitted and legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor's recommendations as to appropriations that in his judgment are necessary, convenient and in conformity with the four-year investment plan prepared by the Puerto Rico Planning Board.

   The Legislature may amend the budget submitted by the Governor, but may not increase items that would cause a deficit without imposing additional taxes to cover such deficit. Once approved by the Legislature, the budget is referred to the Governor, who may decrease or eliminate any item, but may not increase or insert new items in the budget. The Governor may also veto the budget in its entirety and return it to the Legislature with his objections. The Legislature, by a two-thirds majority in each house, may override the Governor's veto. If a budget is not adopted prior to the end of the fiscal year, as originally approved by the Legislature and the Governor, it is automatically renewed for the ensuing fiscal year until a new budget is approved by the Legislature and the Governor. This allows the Commonwealth to continue to pay operating and other expenses until a new budget is approved.

   Assets. As noted earlier, net assets may serve over time as a useful indicator of a government's financial position. Total assets and total liabilities of the Commonwealth's primary government at June 30, 2005 amounted to $13.3 billion and $28.6 billion, respectively, for a net deficit of $15.2 billion, compared to $12.1 billion net deficit at the beginning of the current year, as restated.

   A portion of the Commonwealth's net assets (deficit) reflects its investment in capital assets such as land, buildings, equipment and infrastructure, less any related debt used to acquire those assets that are still outstanding. The Commonwealth uses these capital assets to provide services to its residents; consequentially, these assets are not available for future spending. Although the Commonwealth's investment in its capital assets is reported net of related debt, it should be noted that the resources needed to repay this debt must be provided from other sources, since the capital assets themselves cannot be used to liquidate these liabilities.

   An additional portion of the Commonwealth's net assets (deficit) represents resources that are subject to external restrictions on how they may be used. An otherwise positive remaining balance would be used to meet the Commonwealth's ongoing obligations to its residents and creditors. Internally imposed designations of resources are not presented as restricted net assets. At the end of the current fiscal year, the Commonwealth is able to report positive balances in two categories of net assets, and a deficit, both for the government as a whole, as well as for its separate governmental and business-type activities.

   As explained earlier, the net deficit of the primary government primarily results from the Commonwealth's practice of issuing debt and transferring such funds to the component units so that they can carry out the construction projects. The primary government retains the debt while the component units report the corresponding asset financed by such debt.

   Total assets increased by $375 million during the fiscal year 2005 when compared to prior fiscal year. Restricted cash decreased by $574 million when compared to the prior year. This decrease is primarily the result of a reduction in the unused proceeds from the facilities revenue bonds by the Public Buildings Authority and a reduction in the unused proceeds from the capital fund program bonds as a result of projects carried out during the year. Net increase in capital assets amounting $1 billion.

   Total liabilities increased $2.8 billion during the current fiscal year when compared to the prior fiscal year. The key elements for this increase are mostly due to the net increase in debt issued of $4.6 billion which consisted of issuances during fiscal year 2005 of Commonwealth general obligation bonds and notes payable amounting to $642 million, and $4 billion, respectively, offset by repayments of such debt in the amount of $281 million and $3.6 billion. Increases were also experienced in the net pension obligation of $302 million and the liability for legal claims and judgments of $722 million. The increase in legal claims is the effect of a legal case brought against the Commonwealth by parents of special education students as further explained in note 18 to the basic financial statements.

   The Commonwealth's net deficit increased by $3 billion or 25% from last year's total net deficit. Approximately 57% of the Commonwealth's total revenue came from taxes, while 31% resulted from grants and contributions (primarily federal financial assistance). Charges for services represented 5% of the total revenue. The Commonwealth's expenses cover a range of services. The largest expenses were for education, public housing and welfare, and public safety. In 2005, governmental activities' expenses exceeded program revenue by $12.1 billion, resulting in the use of $9.2 billion in general revenue (mostly taxes) and transfers. On the other hand, program revenue from business-type activities in 2005 exceeded expenses by approximately $280 million. In addition, the business-type activities had unrestricted investment earnings of $32 million and transfers to the governmental activities amounting to $493 million.

   Governmental activities decreased the Commonwealth's net assets by $2.9 billion, which is on line with the decrease of $2.8 billion experienced in the prior year. Business-type activities decreased the Commonwealth's net assets by $181 million. The key factor of this variance was a transfer of funds of $200 million from the Additional Lottery System to the general fund as further explained in note 10 to the basic financial statements.

   Debt Administration. Section 2 of Article VI of the Constitution of Puerto Rico provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued, which is payable in any fiscal year, together with any amount paid by the Commonwealth in the preceding fiscal year on accounts of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenue raised under the provisions of the Commonwealth Legislation and covered into Treasury of Puerto Rico in the two fiscal year preceding the current fiscal year. Section 2 of Article VI does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded.

   Total long-term obligations as of June 30, 2005 were $25 billion, from which $1.9 billion are due within one year. The long-term obligation of the governmental activities increased by $2.1 billion (9%) to $24.7 billion when compared to the prior year, while the business-type activities increased by $12 million (3%) to $407 million.

   Ratings. As of September 2006, the Commonwealth of Puerto Rico has a BBB credit rating from Standard & Poor's Corporation and a Baa3 from Moody's Investor Service on general obligation bond issues.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Puerto Rico, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

   Miscellaneous. The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Puerto Rico IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Puerto Rico IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Puerto Rico IM-IT to pay interest on or principal of such bonds.

   The Puerto Rico IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Puerto Rico municipal obligations (the "Puerto Rico Municipal Obligations"). These include the possible adverse effects of certain Puerto Rico constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Puerto Rico and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Puerto Rico or contained in Official Statements for various Puerto Rico Municipal Obligations.

                           South Carolina Risk Factors

   Governmental Overview. South Carolina stretches from the Atlantic Ocean to the Blue Ridge Mountains, containing 30,111 square miles. The coastal area, which is one of the leading recreation centers on the east coast, is the anchor of the State's thriving tourism industry. Since 1970, 565,000 people have relocated to South Carolina to take advantage of its growing economy and to retire here.

   South Carolina's government is divided into three separate branches: legislative, executive, and judicial. State government provides a full range of services to South Carolina's citizens including educational, health, social/human, transportation, public safety, regulatory, and conservation/natural resources services. In addition, the State provides grants and loans to local governments, including school districts, within its borders.

   South Carolina is primarily a manufacturing state. While the textile industry is still the major industrial employer in the State, the State's economy has undergone a gradual transition to other sectors. Since 1950, the State's economic base has diversified into other sectors such as trade, health care, services, and durable goods manufacturing.

   Economic Condition and Outlook. South Carolina historically has been a manufacturing state; however, the State's economic base has been transitioning toward other sectors such as trade, health care, services, and durable goods manufacturing. Businesses have migrated here from all over the world to take advantage of the State's skilled labor force, competitive wages, lower-priced land, excellent port facilities, accessibility to markets, and in recent years, substantial tax incentives.

   Employment in the State rose during 2004 by 1.1% over the prior year, matching the national pace. However, South Carolina's overall economy generally remained stable during the past five years (January 2000 through December 2004). While total employment levels remained largely unchanged during this period, the State's economy has become more diversified and is starting to move closer to the national base. Employment in the manufacturing sector has been declining such that manufacturing employment now represents less than 15% of total employment, down from about 19% in 2000. The State's service sector, fueled by tourism and retirement industries, has contributed to a more diversified overall employment base and improved income levels. This sector represented 35% of total employment in 2004, up from 25% in 2000. Similarly, the State's metropolitan areas are enjoying rapid job growth while rural areas, traditionally supported by textile manufacturing jobs, are struggling.

   The State's average unemployment rate has remained above that of the national level since 2001. South Carolina's unemployment rate was 6.8% for 2004, compared to the national average of 5.5%. While recent federal employment statistics indicate that the State's employment growth is slow, the State is reporting strong growth in personal and corporate income withholding taxes and in retail sales tax collections. This growth suggests that a more robust economy actually is occurring. Average personal income growth for 2000 through 2004 was 4.5%; equal to the national average, but less than the 4.8% growth for the southeastern region. Despite this, the State's $27,153 per capita personal income in 2004 represented only 82% of the national average and 91% of the southeastern average. In 2004, South Carolina ranked 43rd among states in personal income per capita, down from 39th in 2000.

   The State is committed to improving its economic base and has been successful at attracting foreign investments, most notably in the automotive industry. Chemicals and metals, as well as specialty textiles, also have been consistent major components of capital investment in recent years. The State has undertaken several new economic development programs in the past few years with the goal of fostering growth, increasing economic diversity, and raising income levels. The State has authorized the issuance of economic and university research bonds to help attract new industries in fields such as biomedicine, transportation, and alternate fuels.

   Continued growth is expected in health care, leisure and hospitality, retail trade, certain manufacturing segments, and military defense. Vought Aircraft Industries has announced plans to build a $560 million aircraft components manufacturing center in North Charleston. The company is expected to hire 645 highly paid employees initially and is expected to spawn thousands of jobs during both the construction and the production phases from related distribution, storage, supply and real estate. BMW is currently undergoing a $600 million expansion in South Carolina, and has started production on its new sports utility vehicle. In addition, BMW has announced plans to develop a new model similar to a minivan at its Upstate plant.

   The State's budgetary results have improved dramatically during the last two years, leading to an increase in hiring and salaries within State government. This comes after substantial reductions in State government employment with only limited pay increases since the economic downturns in 2000 and 2001. There are several large military installations in South Carolina. These installations overall were spared the brunt of the Federal government's recent military downsizing. The State actually will have a net gain in military jobs because of base realignments. Charleston is expected to see a relatively small loss of military-related jobs, while the Columbia region could see a net gain of nearly 2,000 military jobs that could lead to other job growth.

   Despite the State's high unemployment rate, Budgetary General Fund revenues for the first four months of the 2005-2006 fiscal year were $143.481 million, or 7.9%, higher than fiscal year 2004-2005. South Carolina's three major revenue sources are experiencing significant gains, reinforcing the fact that economic conditions are improving in the State. Individual income taxes are up 9.5%, as withholdings increased 9.4% and estimated tax payments increased 19.8%. Corporate income taxes have grown by 9.9%. Sales taxes have increased 7.4% despite higher gasoline prices.

   Budgetary General Fund Highlights. The State's Board of Economic Advisors
(BEA) is responsible for forecasting revenues for the budget. State law requires that the BEA meet at least quarterly to review revenue collections and to adjust its forecasts if necessary. If the BEA reduces revenue projections significantly once the budget year begins, the State's Budget and Control Board is responsible for mandating spending cuts to keep the budget in balance.

   During the fiscal year, the BEA increased its revenue estimate by a total of $286.877 million for the Budgetary General Fund. The increases occurred over a period of six months as the BEA examined current-year and prior-year revenue collection trends. Tax revenue collections were greater than expected as economic conditions improved and enforcement efforts were stepped up.

   The 2004-2005 appropriations had to be increased by $4.975 million during the year to fund certain State-mandated programs that were underestimated in the Appropriation Act. The State Treasurer's Office received $4.905 million of these additional appropriations for aid to fire districts in accordance with formula funding. Actual revenues at June 30, 2005, were $122.302 million more than even the revised expected revenues. Furthermore, actual revenues were $517.866 million greater than actual expenditures. Because of reasons previously stated and limited increases in agency spending, the State was able to end the year with an accumulated budgetary general fund surplus of $533.365 million after giving effect to a one-time adjustment in the amount of $104.934 million to correct errors in recording revenues in prior fiscal years. Also, an additional $50.000 million was restored to the State's "rainy day account" bringing the balance in the reserve to $75.155 million at June 30, 2005.

   Assets. At the end of the 2004-2005 accounting year, the State's net assets totaled $14.807 billion. The largest portion of the State's net assets reflects its investment in capital assets (for example, buildings, roads, and bridges), less any related debt used to acquire those assets that is still outstanding. The State uses these capital assets to provide services to citizens; consequently, they are not available for future spending. Further, the State cannot sell the capital assets themselves to pay off the related debt because it needs the assets for its operations; so it must find other resources to pay off the debt.

   Restricted net assets generally are available for future spending but are subject to external restrictions, such as bond covenants, federal government grant restrictions, or restrictions imposed by enabling State legislation or through State constitutional provisions. The State's largest restricted balances include capital improvement bond proceeds (restricted for various capital projects), and loan program funds (restricted primarily for local government water and sewer projects). Unrestricted net assets--resources available for future spending--reported a balance of $187.862 million at June 30, 2005. This represents an improvement of $867.511 million over the prior year. The majority of this improvement resulted from a $777.854 million increase in the net assets reported for the State's governmental activities, which reported a negative $172.175 million in unrestricted net assets for the current fiscal year versus a negative $950.029 million balance in the prior year.

   Cash Management. The State Treasurer is responsible for managing the State's cash and investments, except for certain component units included within the reporting entity that manage and invest their own funds. State law requires full collateralization of all State Treasurer bank balances. Some component units may have collateralization policies that differ from those of the State Treasurer. Investment income includes appreciation and depreciation in the fair value of investments. Increases in fair value during the current year, however, do not necessarily represent trends that will continue; nor is it always possible to realize such amounts, particularly in the case of temporary changes in the fair value of investments that the State plans to hold to maturity.

   Debt Administration. At the end of the accounting year, the State had $6.932 billion in bonds and notes outstanding--an increase of $964.106 million, or 13.9%, over last year. The State limits the amount of annual payments for principal and interest on general obligation bonds and notes rather than directly limiting the amount of those bonds and notes that the State may have outstanding. At June 30, 2005, the State legally could issue additional bonds as long as the new debt would not increase the State's annual principal and interest payments by more than the following amounts: $34.771 million in total for all institution bonds, $16.222 million for highway bonds, $52.374 million for general obligation bonds, excluding institution and highway bonds, and $15.689 million for economic development bonds.

   Risk Management. The State conducts various risk control programs to help minimize losses to which it is exposed. The health insurance program conducts extensive wellness education programs that promote development and maintenance of healthful lifestyles for covered employees. The State self-funds many types of general liability and property losses rather than purchasing insurance.

   Ratings. As of September 2006, all outstanding general obligation bonds of the State of South Carolina are rated AA+ by Standard & Poor's Ratings Services and Aaa by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local South Carolina issuers may be unrelated to the creditworthiness of obligations issued by the State of South Carolina, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the South Carolina IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the South Carolina IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the South Carolina IM-IT to pay interest on or principal of such bonds.

   The South Carolina IM-IT is susceptible to political, economic or regulatory factors affecting issuers of South Carolina municipal obligations (the "South Carolina Municipal Obligations"). These include the possible adverse effects of certain South Carolina constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in South Carolina and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in South Carolina or contained in Official Statements for various South Carolina Municipal Obligations.

                             Tennessee Risk Factors

   Government Profile. The State of Tennessee was admitted to the union in 1796, as the sixteenth state. Tennessee has 41,219 square miles and a population estimated to be 5.9 million. The State has three branches of government, Executive, Legislative and Judicial. The Governor, who appoints commissioners to lead the various departments, heads the Executive branch. The Legislative branch is bicameral, with 99 members of the House of Representatives and 33 Senators. The Representatives serve two-year terms. The Senators serve four-year terms, with about one-half being elected every two years. The Judicial branch rules on the constitutionality of laws enacted by the Legislature and the legality of administrative policies and regulations of the Executive branch.

   The State of Tennessee provides a full range of services including education, health and social services, transportation, law, correction, safety, resources, regulation, and business and economic development. Its financial reporting entity includes all the funds of the primary government as well as all its component units. Component units are legally separate entities for which the primary government is financially accountable.

   State legislation requires the Governor to present his proposed budget to the General Assembly at the beginning of each annual session. Annual budgets are adopted for the general fund, special revenue funds (except Fraud and Economic Crime, Community Development and the Dairy Promotion Board), and debt service fund. The General Assembly enacts the budget through passage of specific departmental appropriations, the sum of which may not exceed estimated revenues. Before signing the Appropriations Act, the Governor may veto or reduce any specific appropriation, subject to legislative override. Once passed and signed, the budget becomes the State's financial plan for the coming year.

   Budgetary control is maintained at the department level. Budget revisions during the year, reflecting program changes or interdepartmental transfers of an administrative nature, may be affected with certain executive and legislative branch approval. Only the legislature, however, may transfer appropriations between departments.

   Local Economy. Economic conditions in Tennessee continue to show improvement. Unemployment rates have fallen, income growth has been relatively strong and nonfarm employment has gained some momentum. Following several years of job losses in manufacturing, there are emerging signs that growth may be on the horizon. By several barometers of economic conditions, the state economy has performed better than its national counterpart. Modest improvement in economic conditions is expected in 2005 and 2006. The most important shift in economic fortunes will be in state labor markets. Nonfarm jobs are expected to advance
1.5 percent in 2005 and 1.8 percent in 2006. Manufacturing job growth should move back into the black in both years.

   Characteristics of Tennessee that have been identified as important reasons why firms have chosen sites within the state include work force related factors such as worker productivity, right-to-work laws and low unionization, as well as access to markets and the pro-business attitude of the state. Other factors include relatively inexpensive energy, plentiful natural resources, and sun-belt location.

   Manufacturing investment in Tennessee totaled $2.7 billion in 2004, marking the twenty-second consecutive billion-dollar year for the state. The combined new and expansion manufacturing, headquarters, distribution and selected services projects created an estimated 31 thousand new job opportunities.

   Per capita personal income is commonly used to compare economic well-being and quality of life across areas. Tennessee has seen noticeable improvement over time in its per capita income relative to the nation. However, state per capita income has remained below the US average since 1986. The gap between the US and Tennessee narrowed during the strong growth period of the early 1990s, then widened from 1996 forward to the onset of the recession in 2001. Since then the state's relative standing has been improving.

   Tennessee job growth slowed in the last half of the decade of the 1990s on the heels of exceptionally strong job growth through 1995. Job growth was particularly resilient in 1993 and 1994, coming in at 3.7 percent and 4.1 percent, well ahead of the national pace of job growth. Job contraction took place in 2001 and 2002 as a result of the national recession, but has subsequently rebounded with positive growth. The state's manufacturing sector enjoyed the economic boom of the early 1990s, but since 1996 the manufacturing sector has not fared as well. As manufacturing has suffered, the various service sectors have prospered. Jobs in the services sector have prospered. Jobs in the services sector have reflected positive compound annual growth rates since 1992.

   Tennessee's unemployment rate generally varies with the cyclical pattern of the national economy. The state tends to enjoy lower rates of unemployment over the ups and downs of the business cycle than the national economy. The state unemployment rate stood at 6.4 percent in 1992, a reflection of the weak economic conditions that prevailed at that time; the US unemployment rate was
7.5 percent. In 2000, the state unemployment rate was only 3.9 percent. But with the onset of the recession in 2001, rates rose into 2003 when the prevailing average reached 5.8 percent. The US rate of unemployment stood at 6.0 percent in the same year. Annual average rates fell in 2004 with Tennessee coming in at 5.4 percent against a US average of 5.5 percent.

   Long-term Financial Planning. In 1996, legislation was enacted that determined the allocation goal for a reserve for revenue fluctuations to be five percent of the estimated State tax revenues to be allocated to the general fund and education trust fund. The revenue fluctuation reserve allows services to be maintained when revenue growth is slower than estimated in the budget. Beginning with the budget for the fiscal year 1998-1999 and until the statutory funding level is achieved, an allocation to the reserve is to be budgeted in an amount at least equal to ten percent of the estimated growth in estimated state tax revenues to be allocated to the general fund and education trust fund. Amounts in the revenue fluctuation reserve may be utilized to meet State tax revenue shortfalls. Subject to specific provisions of the general appropriations bill, an amount not to exceed the greater of $100 million or one-half (1/2) of the amount available in the reserve may be used to meet expenditure requirements in excess of budgeted appropriation levels. The expansion of the fund is a priority. An increase in this reserve that exceeds the minimum legal requirement has been included in the 2005-2006 budget.

   In 2002, Tennessee initiated an Enterprise Resource Planning (ERP) automation assessment study to research the feasibility of implementing an ERP system to meet the State's financial management, procurement, human resources, payroll administration and other administrative business needs. Currently in the process of procuring software and an integrator, the implementation of an ERP system is expected to significantly improve the state's business processes, and thereby its effectiveness and efficiency, by enabling the use of best management practices for financial, human resource, purchasing and other administrative operations.

   Relevant Financial Policies. In 1994, the State transformed its Medicaid Program into a managed care project called TennCare, which covered not only Medicaid eligible persons but also certain uninsured or uninsurable persons. The State is in the process of implementing TennCare reform during fiscal year 2005-2006. These reforms include disenrolling uninsured and uninsurable adults who do not qualify for traditional Medicaid categories, establishing benefits limits in the pharmacy and medical programs, and gaining alterations to federal consent decrees. In addition, certain operational reforms are underway, including returning managed care contractors to risk arrangements, upgrading edits in the pharmacy point of sale system, and negotiating settlements with Centers for Medicare and Medicaid Services on current funding arrangements and prior disallowances. These reform strategies are intended to provide the State a greater ability to control TennCare spending. The 2005-2006 budget reflects disenrolling uninsured and uninsurable adults and establishing benefit limits in the pharmacy program.

   Unreformed, a projected $647 million growth in state funds required in 2005-2006 would consume all of an estimated $325 million growth in general fund state taxes, plus another $322 million. The reform of TennCare allows for needed improvements in other areas, such as education, with no new taxes and no statewide budget reductions.

   Tennessee pursues an aggressive cash management and investment program. One aspect of this program that is believed unique to Tennessee is the state's direct access into the Federal Reserve wire system. Through the State Trust of Tennessee, wire services in the federal system are available via a terminal located in the State's investment offices. This provides the State flexibility in investing and concentrating cash balances, pension fund assets, and in redeeming warrants and checks issued against the Treasury. During fiscal year 2005, uncommitted State funds were invested in short-term collateralized deposits as follows (averaged): certificates of deposit (33%), commercial paper (27%), U.S. Treasuries (37%), and money market accounts (3%). The composite average yield on these investments was 2.12%, up from 1.11% last year.

   Tennessee currently provides a subsidy to retiree healthcare premiums based on years of service. The funding of those subsidies is on a pay-as-you-go basis. New accounting standards will require state and local government employers to account for other postemployment benefits (benefits other than pensions) by recognizing an obligation in the government-wide financial statements if the benefits promised to employees are not advance funded. As a result of the new accounting standards, executive management will soon begin considering whether a change in policy regarding the funding of the state's other postemployment benefits is appropriate. An actuarial study to determine an estimate of the state's obligation has been completed and will be used in the decision-making process.

   Major Initiatives. Tennessee continues to focus on making education the state's fundamental priority, and on taking the next steps in job creation and economic development, public safety, and making state government focused and more responsive to its citizens.

   The voluntary pre-kindergarten program is to be expanded during 2005-2006 from education lottery funds, with the goal of eventually integrating this program into the state's education funding formula, the Basic Education Program
(BEP). The Basic Education Program will continue to be fully funded and BEP funding increased for at-risk students across the state. "Teach Tennessee" is being implemented to challenge highly motivated, mid-career professionals to each in the hardest-to-staff schools and high-need subject areas.

   A redesigned jobs initiative will focus on job creation with a goal of modernizing the tool kit used to sustain and build new industry in Tennessee. This will include investment in Tennesseans through training and re-training workers in advanced technologies, along with an expansion of infrastructure to foster competitiveness for new industry statewide. A Jobs Cabinet has been created to coordinate efforts at the highest levels of state government to create better-paying, higher-skilled jobs for working Tennesseans, and an Office of Diversity Business Enterprise has been created to serve as a point of service and information clearinghouse for small businesses, including minority- and women-owned businesses.

   Methamphetamine abuse is a clear and present danger to the future of Tennessee. Legislation was passed to broaden the state's attack on methamphetamine abuse. This legislation includes limits on the sale of cold and sinus products containing pseudoephedrine, a vital ingredient in the meth-making process. It also enhances criminal penalties relating to meth use, particularly personal use. Funding is to be provided for the cost of increased penalties; grants to Child Advocacy Centers in meth-plagued areas; the safe and drug free school program; a drug court pilot project; a public service campaign; and legal and lab response training for law enforcement officers, prosecutors and firefighters.

   Financial Information. Net assets may serve over time as a useful indicator of a government's financial position. In the case of the State of Tennessee, combined assets exceeded liabilities by $22.805 billion as of June 30, 2005. By far the largest portion of the State's net assets (85%) reflects its investment in capital assets (e.g., land, infrastructure, structures and improvements, machinery and equipment), less any related debt used to acquire those assets that is still outstanding. The State uses these capital assets to provide services to its citizens; consequently, these assets are not available for future spending. Although the State's investment in its capital assets is reported net of related debt, it should be noted that the resources needed to repay this debt must be provided from other sources, since the capital assets themselves cannot be used to liquidate these liabilities.

   An additional portion of the State's net assets (8.6 percent) is restricted and represents resources that are subject to either external restrictions or legislative restrictions on how they may be used. The remaining balance is unrestricted net assets ($1.428 billion) and may be used to meet the State's ongoing obligations to citizens and creditors not funded by resources that are restricted.

   At June 30, 2005, the State was able to report positive balances in all three categories of net assets, for the government as a whole, and for its separate governmental and business-type activities. The State's net assets increased by $1.167 billion during the year ended June 30, 2005. Most of this increase was attributable to the State's decision to adopt the modified approach to infrastructure. Because of this decision, the State capitalized $757.6 million in infrastructure expenditures and did not record depreciation expense. Also, Tennessee does not fund highway construction by issuing debt, but it is funded primarily with fuel taxes and federal grants in the Highway Fund. Most of the remaining gain of $409.4 million resulted from operations in the Education Trust, Sewer Treatment Loan, and Employment Security Funds, and other non-major enterprise funds. Tax collections increased for the year and expenditures increased as well. The Revenue Fluctuation Reserve has been increased to $275.4 million or 1.9% of General Fund expenditures. General fund revenue collections increased for the year by $938 million. Sales tax collections increased by $124 million. In addition, Excise tax collections were up $135 million due to the improved economy. Federal revenue collections increased by $415 million primarily due to increased expenditures in the TennCare program.

   General fund expenditures increased approximately $1.341 billion. $938 million of this increase was due to increased expenditures in the TennCare program resulting from pharmacy inflation and medical utilization increases. In addition, Human Services experienced increased expenditures of $135 million.
This increase was due to the increase in food stamp coupons distributed to citizens of approximately $117 million. The food stamp program has experienced an increase in the number of eligible participants. The program is reimbursed 100% by the federal government. Mental Retardation expenditures increased by $84 million. Community services for the mentally retarded increased by $61 million. This increase reflects the rising cost of community residential placements and associated medical costs as well as increased demand for services. Current assets in the General fund remained relatively constant with only a decrease of ..5%. The fund balance of the General fund also remained relatively constant with a decrease of 1.4%.

   The Education Trust Fund revenue increased $357.7 million for the year. The sales tax appropriated to the fund increased by $144.7 million and federal revenue collections were up by $93.0 million. In addition, the net lottery proceeds transferred from the Tennessee Education Lottery Corporation (TELC) increased by $104.1 million. This was the first full year that the Education Trust Fund received the net lottery proceeds that funds scholarships for eligible Tennessee citizens to attend post-secondary educational institutions located in Tennessee. Of the $304.0 million Education Trust fund balance, $255.1 million is restricted for the distribution of these scholarships.

   Education Trust Fund expenditures increased approximately $470.7 million or 10.2%. Most of the increase was to maintain full funding of the Basic Education Program (BEP) formula, equalize teacher salaries, and provide for teacher salary increases and group health insurance increases for local education agencies ($207.5 million). In addition, expenditures increased due to additional funding for the No Child Left Behind Act ($35.7 million), increased funding for special education programs ($21.1 million), and additional students qualified for school nutrition programs ($14.5 million). Also, beginning in August of 2004, lottery-funded scholarships were awarded to eligible Tennessee students ($93.5 million). In addition, appropriations to the college and university systems increased approximately $59 million to restore prior year budgetary cuts, and to provide for employee salary and group health insurance increases.

   The total plan net assets of the pension trust funds were $27.2 billion, up over $1.6 billion from the prior year. As a result of the improved performance of the financial markets, the pension trust funds incurred a net investment gain of $1.85 billion.

   Ratings. As of September 2006, all outstanding general obligation bonds of the State of Tennessee are rated AA by Standard & Poor's Ratings Services and Aa2 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Tennessee IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Tennessee IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Tennessee IM-IT to pay interest on or principal of such bonds.

   The Tennessee IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Tennessee municipal obligations (the "Tennessee Municipal Obligations"). These include the possible adverse effects of certain Tennessee constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Tennessee and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Tennessee or contained in Official Statements for various Tennessee Municipal Obligations.

                               Texas Risk Factors

   General Economic Information. The State of Texas was identified in its early history with agriculture and ranching, and through much of the last century it was identified with the oil and gas industry. But the rapid growth of service-providing industries and high technology manufacturing over the last two decades has left a diversified Texas economy more similar to the national economy. To illustrate the change, the Texas oil and gas industry (drilling, production, refining, chemicals and energy-related manufacturing) accounted for nearly 26 percent of the State's total output of goods and services in 1981. Today, these businesses account for only 9.2 percent of the State's economy. In the early 1980s, the Texas oil and gas industry was about six times as large as the State's high technology industry. High technology industries in the state actually inched above the oil and gas industry in recent years. However, due to recent increases in oil and gas prices and weak high technology prices, high technology slipped back to 8 percent of the Texas gross state product today.

   As with the national economy, service-providing sectors, which include trade, transportation and utilities, information, financial activities, educational and health services, professional and business services, leisure and hospitality services, and government, have been the major sources of job growth in Texas. From 2000 through 2004, these industries added over 485,000 jobs in Texas, while goods-producing sectors have lost 134,400. Service-providing jobs now account for 83.3 percent of total non-farm employment. Over the last year, however, with the strength of oil and gas and construction, as well as new growth in manufacturing, the goods sectors have been growing at a faster pace than the service-providing sectors. Goods-producing sectors added 3.1 percent, compared to 2.9 percent in services, from March 2005 to March 2006. Texas' location and transportation accessibility have made it a distribution center for the southwestern United States, as well as a growing international market for export trade.

   According to the Foreign Trade Division of the U. S. Census Bureau, Texas exports during 2005 totaled more than $128.8 billion, surpassing 2004's level of $117.2 billion by 9.8 percent. Through the first two months of 2006, Texas exports have totaled $22.3 billion, up another 12.8 percent compared to the same two months in 2005. Texas ranks first among the fifty states in international trade and accounts for more than one-seventh of the nation's total export trade. Texas' export total has exceeded California's, which had ranked first previously, since 2001. While Texas ranked seventh among the states in manufacturing employment as recently as 1987, the state now ranks second, with 900,900 Texas manufacturing jobs. With the growth of productivity and exports, manufacturing production is expected to remain a significant part of Texas' long-term economic future. Enhanced by robust increases in worker productivity, Texas' inflation-adjusted gross state product from manufacturing has grown by
63.2 percent, or 5.0 percent annually, over the last ten years (1995 through 2005). Overall, the Comptroller predicts that the Texas economy will grow by 3.0 percent annually over the long-term (2006-2030), slightly outpacing forecasts of national economic growth (2.9 percent, according to Global Insight, Inc.).

   During 2005's first 11 months, the Texas economy improved, matching 2004's moderate employment growth of 1.4 percent. Texas added 136,400 jobs from November 2004 through November 2005. Although this growth rate was modest compared to that seen in the 1990s, every major industry expanded its employment rolls in 2005. Texas and the nation also both witnessed improved unemployment rates, with the Texas rate falling from 5.9 percent to 5.3 percent over the past year. Overall, Texas ranked 24th among the states in its rate of employment growth over the past year. Although the state's job growth during 2005 was lukewarm compared to recent decades, Texas still added more jobs than all but two states.

   Current Economic Information. For the first the first time in five years, all of Texas' major industries are now experiencing year-to-year job growth. In step with national patterns, manufacturing and information, in particular, had suffered through four years of jobs losses. From March 2005 to March 2006, however, the number of jobs in Texas' information industry grew by 0.2 percent, while manufacturing bucked the trend of losses nationwide and added jobs at a
0.8 percent rate. Mining and construction were the main job gainers among Texas' goods industries from March 2005 to March 2006. Construction has added 32,100 jobs in response to road and utility-system construction and still vibrant single-family housing market, and natural resources and mining, which is predominantly oil and gas in Texas, added 10,300 jobs (for a substantial gain of 6.4 percent). Manufacturing posted a gain of 7,100 jobs statewide, mostly due to fabricated metals, machinery, and transportation equipment. Manufacturing employment in Texas and the nation has been affected by a five-year weakness in domestic and international markets, a cratering of high technology investments, outsourcing of jobs to other nations, and rapid productivity gains per worker, but a turnaround is taking shape in several durable goods sectors. Overall, with the strength of energy and construction, and renewed growth in manufacturing, goods jobs have been growing at a faster pace than service-providing jobs for over a year. From March 2005 to March 2006, goods-producing employment in Texas has increased by a total of 49,500 jobs. Service-providing industries expanded by 229,900 jobs from March 2005 to March 2006, representing a growth of 2.9 percent. Among the major service industries, professional and business services advanced the fastest (with employment up 6.2 percent), while information grew the slowest (up 0.2 percent). Financial activities increased by 3.4 percent, education and health services by 3.2 percent, and trade/transportation/utilities by 2.7 percent. Leisure and hospitality services tacked on job growth of 2.3 percent. Even with some of the nation's highest unemployment rates along the international border, the State's unemployment rate has narrowed its gap with the U. S. rate, partly due to marked improvements in those traditionally high border rates, in addition to recent improvements in the energy industry.

   Government Organization. The State was admitted to the Union as the 28th state on December 29, 1845, approximately nine years after its secession from the Republic of Mexico in 1836. The Constitution of the State of Texas divides the powers of the government of the State into three distinct departments: the legislative, the executive and the judicial. Under the terms of the Constitution, no person in any one department may exercise any power attached to another department unless specifically authorized to do so by the Constitution.

   The legislative power of the State is vested in a House of Representatives and a Senate, which together constitute the Legislature of the State. The House of Representatives consists of 150 members who are elected for terms of two years each, and the Senate consists of 31 members who are elected for four-year terms. After senatorial redistricting, which occurs every 10 years, each member must run for re-election. At that time the members must draw lots, with 15 Senators to serve two-year terms and 16 Senators to serve four-year terms. Proceedings in the House of Representatives are presided over by the Speaker of the House, who is selected by the members of the House of Representatives from among their ranks, and proceedings in the Senate are presided over by the Lieutenant Governor, who is elected by a statewide vote or in his absence, the President pro tempore of the Senate, who is selected by the members of the Senate from among their ranks. Regular sessions of the Legislature are held every two years in odd numbered years and may not exceed 140 days in duration. Special sessions of the Legislature may be convened by the Governor at any time. A special session of the Legislature may not exceed 30 days in duration and may address only those subjects designated by the Governor.

   The Executive Department of the State is composed of the Governor, the Lieutenant Governor, the Comptroller of Public Accounts, the Commissioner of the General Land Office, the Attorney General and the Secretary of State, all of whom are elected except the Secretary of State (who is appointed by the Governor). There are other elected State officials, including the Commissioner of the Department of Agriculture and the three Commissioners of the Railroad Commission (which has regulatory jurisdiction over certain public utilities, transportation and the oil and gas industry). The Governor is elected for a term of four years and is eligible to seek re-election for an unlimited number of terms.

   The judicial power of the State is vested in a Supreme Court, a Court of Criminal Appeals, 14 courts of appeals, numerous district courts and various lower courts. The Supreme Court is the appellate court of last resort in all cases except criminal matters and, in addition, has original jurisdiction over actions for mandamus against State officials and certain other matters. The Court of Criminal Appeals has final appellate jurisdiction over all criminal matters. The courts of appeals are intermediate level appellate courts and have jurisdiction over both civil and criminal cases. The justices and judges of all courts in the State are elected. Terms of office are six years in the case of the members of the Supreme Court, the Court of Criminal Appeals and the courts of appeals, and four years for judges of lower courts.

   Fiscal Matters. The State operates on a fiscal year basis, which begins on September 1 and ends on August 31. The State's appropriation period is a biennium covering two fiscal years. During the 1987 session, the Legislature imposed uniform accounting and financial reporting procedures on all State agencies and provided that accounting for State agencies be in accordance with generally accepted accounting principles.

   Total assets of the state on August 31, 2005, were $159.9 billion, an increase of $9.5 billion. Total liabilities as of August 31, 2005, were $44.3 billion, a decrease of $2.0 billion or 4.3 percent. Net assets were affected by a number of factors. Although cash and cash equivalents dropped $3.6 billion from fiscal year 2004, investments increased $5.4 billion. Net capital assets increased $4.0 billion, much from additions to the state's highway system. A significant decline in total liabilities of $2.0 billion was made possible by the repayment of $6.6 billion of Tax and Revenue Anticipation Notes by fiscal year end. The Net Asset balance was $115.6 billion in fiscal year 2005, an increase of $11.5 billion, or 11.1 percent. Of the state's net assets, $60.1 billion were invested in capital assets, net of related debt, while $44.7 billion were restricted by statute or other legal requirements, and were not available to finance day-to-day operations of the state. Unrestricted net assets were $10.8 billion. The state's bonded indebtedness was $19.4 billion, which included new issuances of $4.0 billion in state bonds to finance new construction, housing, water conservation, and other projects. Approximately $2.2 billion in bonded debt was retired or refunded. The state earned program revenues of $57.0 billion and general revenues of $32.2 billion, for total revenues of $89.2 billion, an increase of $8.2 billion, or 10.2 percent. The major components of this increase are taxes, which were up by $2.0 billion, and charges for services, which increased $1.9 billion. The largest tax gains occurred in four areas: sales, motor vehicle, franchise, and oil and gas taxes, showed increases over the prior year of $696.6 million, $231.8 million, $546.4 million, and $490.3 million, respectively.

   The expenses of the state were $77.7 billion, an increase of $3.5 billion, or
4.8 percent. The expense fluctuations in Governmental Activities is largely attributable to the health and human service function, primarily with Medicaid and the Children's Health Insurance Program. In the business type activities, college and university expenses were the largest increase, caused primarily by staff growth and merit increases. Other proprietary entities showed relatively stable activities between the prior and current years.

   Debt. The State of Texas issues both General Obligation Bonds and Revenue Bonds. Each series of revenue bonds is backed by the pledged revenue source and restricted funds specified in the bond resolution. Most revenue bonds are designed to be self-supporting from a primary revenue source related to the program financed.

   During fiscal year 2005, Texas' state agencies and universities issued $4.0 billion in state bonds to finance new construction, housing, water conservation and treatment, and other projects. General obligation debt accounted for $1.4 billion of state bonds issued in fiscal year 2005. This debt, which can only be authorized by a constitutional amendment, carries the full faith and credit of the state. The remaining $2.6 billion is due to new issuances of revenue bonds, which are serviced by the revenue flows of individual entity projects. Bonds retired during the year were composed of $308.1 million in general obligation bonds and $626.4 million in revenue bonds. Also, $134.9 million in general obligation bonds and $1.1 billion in revenue bonds were refunded. The total outstanding general obligation debt of the state after new issuances, retirements, and refundings as of August 31, 2005 was $6.8 billion. This represents an increase of $951.2 million, or 16.3 percent, from fiscal year 2004. An additional $3.9 billion of general obligation bonds have been authorized but have not been issued. Total revenue bonds outstanding were $12.4 billion, which is an increase of $858.1 million, or 7.4 percent, from fiscal year 2004.

   Cash Management. Funds deposited in the State Treasury are pooled for investment purposes. The Treasury is authorized to invest in NOW accounts, time deposits, obligations of the United States, obligations of various federal credit organizations, repurchase agreements, reverse repurchase agreements, bankers' acceptances, commercial paper, and mutual funds.

   Texas' real gross state product advanced by an estimated 3.8 percent in 2005, while personal income increased by an estimated 7.6 percent. The personal income growth rate, expressed in nominal dollars, substantially exceeded the 3.4 percent inflation rate for the year. Real per capita personal income in the state rose 5.9 percent during the year.

   Ratings. As of September 2006, all outstanding general obligation bonds of the State of Texas are rated AA by Standard & Poor's Ratings Services and Aa1 by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Miscellaneous. The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Texas IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Texas IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Texas IM-IT to pay interest on or principal of such bonds.

   The Texas IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Texas municipal obligations (the "Texas Municipal Obligations"). These include the possible adverse effects of certain Texas constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Texas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Texas or contained in Official Statements for various Texas Municipal Obligations.

                              Virginia Risk Factors

   Economic Outlook. Building upon the growth of fiscal year 2004, fiscal year 2005 has been an excellent year for Virginia's economy. Unemployment continued its downward trend, employment has grown in nearly every industry sector and almost every urban center, real wages and salaries and personal income increased sharply, and the housing and retail markets performed very well.

   Employment. The unemployment rate in the Commonwealth declined from 3.9 percent in fiscal year 2004 to 3.5 percent in fiscal year 2005, over a 10 percent decrease. This marks the lowest unemployment rate for Virginia since fiscal year 2001. Moreover, Virginia had the fourth lowest unemployment rate in the United States in fiscal year 2005, matching last fiscal year's ranking and surpassing the sixth lowest ranking in fiscal year 2003. The nation's unemployment rate was 5.3 percent in fiscal year 2005, 1.8 percentage points higher than the Commonwealth's.

   Several Metropolitan Statistical Areas (MSAs) had higher rates of unemployment than Virginia as a whole: the Blacksburg-Christiansburg-Radford MSA (3.8 percent), the Danville MSA (7.5 percent), the Lynchburg MSA (4.0 percent), the Richmond MSA (3.8 percent), the Virginia portion of the Kingsport-Bristol MSA (4.8 percent), and the Virginia portion of the Virginia Beach-Norfolk-Newport News MSA (4.1 percent). Only four MSAs had unemployment rates lower than the Commonwealth's: the Charlottesville MSA (3.0 percent), the Harrisonburg MSA (3.0 percent), the Virginia portion of the Winchester MSA (2.9 percent), and the Virginia portion of the Washington-Arlington-Alexandria MSA (2.6 percent). It is interesting to note that the combined labor forces of these four MSAs comprise approximately 40 percent of the Commonwealth's total labor force. The Virginia portion of the Washington-Arlington-Alexandria MSA, alone, accounted for over one third of the Virginia labor force in fiscal year 2005. The Northern Virginia region, having the combination of the lowest unemployment rate and the largest labor force in Virginia, is the main driving force behind the Commonwealth's low unemployment rate.

   Total non-farm employment grew by 2.4 percent in fiscal year 2005 to reach 3,619,650 workers. The Virginia economy added 84,458 jobs. This marks the second straight fiscal year that employment has grown in the Commonwealth (1.3 percent growth in fiscal year 2004). Virginia ranked fifth in the nation in the number of total non-farm jobs added in fiscal year 2005 behind Florida, California, Texas and Arizona.

   Only two sectors incurred slight declines in employment in fiscal year 2005, manufacturing (-167 jobs or -0.1 percent) and information (-617 jobs or -0.6 percent). Professional and business services posted the largest increase in employment (25,600 or 4.6 percent). The other sectors that experienced significant gains in employment are: construction (11,975 or 5.3 percent), trade, transportation and utilities (11,383 or 1.8 percent) and total government (11,283 or 1.8 percent). The sectors that moderately increased employment are: education and health services (9,817 or 2.6 percent), leisure and hospitality (7,725 or 2.5 percent), other services (4,050 or 2.3 percent) financial activities (3,392 or 1.8 percent) and natural resources and mining (17 or 0.2 percent).

   The vast majority of Virginia's 3.6 million non-farm jobs are located in MSAs (88.3 percent). In fiscal year 2005, MSA non-farm employment reached 3,195,575, and non-MSA non-farm employment was 424,075. MSAs added 86,142 jobs (2.8 percent), while non-MSAs lost 1,683 jobs (-0.4 percent) over fiscal year 2004 levels.

   The Virginia portion of the Washington-Arlington-Alexandria MSA accounted for about 62 percent of the increase in non-farm employment in the State (53,400 or 4.5 percent). The other MSAs posting significant gains were: the Richmond MSA (13,133 or 2.2 percent) and the Virginia Beach-Norfolk-Newport News MSA (11,575 or 1.6 percent). The MSAs posting modest gains were: the Roanoke MSA (2,225 or
1.4 percent), the Charlottesville MSA (2,042 or 2.3 percent), the Harrisonburg MSA (1,450 or 2.4 percent), the Winchester MSA (1,342 or 2.5 percent), the Blacksburg MSA (1,192 or 1.7 percent) and the Lynchburg MSA (633 or 0.6 percent). The Danville MSA was the only MSA in the Commonwealth that did not show positive non-farm employment growth in fiscal year 2005 (-850 or -1.9 percent).

   Budgetary Process. The Governor is the chief planning and budget officer of the Commonwealth. The Secretary of Finance and the Department of Planning and Budget assist the Governor in the preparation of executive budget documents. The Governor's Secretaries advise the Governor and the Department of Planning and Budget on the relative priority of the budget requests from their respective agencies.

   The Governor is required by statute to present a bill detailing his budget (the "Budget Bill") and a narrative summary of the bill to the General Assembly by December 20th in the year immediately prior to each even-year session. The Budget Bill is introduced in both the House of Delegates and the Senate. It is referred to the House Appropriations and Senate Finance Committees, which hold joint meetings to hear from citizens, from other General Assembly members and from agency representatives. The Budget Bill is then approved by each Committee in an open session and reported to the respective floors for consideration, debate, amendment and passage. After the bill has passed both houses, differences between the House and Senate versions are reconciled by a conference committee with equal representation from both houses.

   The Budget Bill and the corresponding act enacted by the General Assembly approving the budget and making appropriations provided for therein (the "Appropriation Act") relate to a biannual period commencing on July 1 in even number years. Advanced planning involving development of the Budget Bill begins over a year prior to the commencement of a biennium.

   Under constitutional provisions, the Governor retains the right, in his review of legislative action on the Budget Bill, to suggest alterations to or to veto appropriations made by the General Assembly.

   In the odd-year sessions of the General Assembly, amendments are considered to the Appropriation Act enacted in the previous year. The Governor submits a Budget Bill by December 20th which includes his proposed amendments. It is then introduced in both houses and is considered in the same manner as the regular biennial Budget Bill. The Appropriation Act enacted in the odd-year session is effective upon passage, whereas the regular biennial Appropriation Act is effective July 1, the beginning of the biennium.

   An appropriation for a project or service is initially contained in the Appropriation Act enacted by the General Assembly. An agency request for an increase or other adjustments to its legislative appropriation must be reviewed and approved by the Department of Planning and Budget. Under the Constitution, no money may be paid out of the State Treasury except pursuant to appropriations made by law. No such appropriation may be made which is payable more than two years and six months after the end of the session of the General Assembly at which the appropriation was enacted.

   Government-wide Highlights. The Primary Government's assets exceeded its liabilities at June 30, 2005, by $14.3 billion. Net assets of governmental activities increased by $1.4 billion and net assets of business-type activities increased by $235.1 million. Component units reported an increase in net assets of $1.5 billion from June 30, 2004.

   Fund Highlights. At the end of the fiscal year, the Commonwealth's governmental funds reported a combined ending fund balance of $3.7 billion, an increase of $979.5 million in comparison with the prior year. Of this total fund balance, $2.8 billion represents unreserved fund balance and the remaining $943.4 million represents amounts reserved for specific purposes, such as the Revenue Stabilization Fund and education. The enterprise funds reported net assets at June 30, 2005, of $417.5 million, an increase of $233.4 million during the year.

   Debt. The Constitution of Virginia, in Section 9 of Article X, provides for the issuance of debt by or on behalf of the Commonwealth. Sections 9(a), (b) and
(c) provide for the issuance of debt to which the Commonwealth's full faith and credit is pledged and Section 9(d) provides for the issuance of debt not secured by the full faith and credit of the Commonwealth, but which may be supported by and paid from Commonwealth tax collections subject to appropriations by the General Assembly. The Commonwealth may also enter into leases and contracts that are classified on its financial statements as long-term indebtedness. Certain authorities and institutions of the Commonwealth may also issue debt.

   Section 9(a) of Article X provides that the General Assembly may contract general obligation debt: (1) to meet certain types of emergencies, (2) subject to limitations on amount and duration, to meet casual deficits in the revenue or in anticipation of the collection of revenues of the Commonwealth and (3) to redeem a previous debt obligation of the Commonwealth. Total indebtedness issued pursuant to Section 9(a)(2) shall not exceed 30 percent of an amount equal to
1.15 times the annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts, for the preceding fiscal year."

   Section 9(b) of Article X provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of the members elected to each house of the General Assembly and approved in a statewide referendum. The outstanding amount of such debt is limited in the aggregate to an amount equal to 1.15 times the average annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts," for the three immediately preceding fiscal years ("9(b) Debt Limit"). Thus, the amount of such debt that can be issued is the 9(b) Debt Limit less the total amount of such debt outstanding ("Debt Margin"). An additional 9(b) debt authorization restriction is calculated in order to determine the amount of such debt that the General Assembly may authorize for the current fiscal year. The additional borrowing authorization restriction is limited to 25% of the 9(b) Debt Limit less 9(b) debt authorized in the current and prior three fiscal years.

   The phrase "taxes on income and retail sales" is not defined in the Constitution or by statute. The record made in the process of adopting the Constitution, however, suggests an intention to include only income taxes payable by individuals, fiduciaries and corporations and the state sales and use tax.

   Section 9(c) of Article X provides that the General Assembly may authorize the creation of general obligation debt for revenue producing capital projects for executive branch agencies and institutions of higher learning. Such debt is required to be authorized by an affirmative vote of two-thirds of the members elected to each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the bond legislation and again before the issuance of the bonds that the net revenues pledged are expected to be sufficient to pay principal and interest on the bonds issued to finance the projects.

   The outstanding amount of Section 9(c) debt is limited in the aggregate to an amount equal to 1.15 times the average annual tax revenues "derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts," for the three immediately preceding fiscal years ("9(c) Debt Limit"). While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt.

   When the Commonwealth issues bonds to refund outstanding bonds issued pursuant to Section 9(b) or 9(c) of Article X of the Constitution, the refunded bonds are considered paid for purposes of the constitutional limitations upon debt incurrence and issuance and the refunding bonds are counted in the computations of such limitations. Section 9(a)(3) provides that in the case of the refunding of debt incurred in accordance with Section 9(c) of Article X, the debt evidenced by the refunding bonds will be counted against the 9(c) Debt Limit unless the Governor does not provide the net revenue sufficiency certification, in which case the debt evidenced by the refunding bonds will be counted against the 9(b) Debt Limit.

   Tax-supported debt of the Commonwealth includes both general obligation debt and debt of agencies, institutions, boards and authorities for which debt service is expected to be made in whole or in part from appropriations of tax revenues.

   Outstanding Section 9(b) debt includes the unamortized portion of (a) $613 million and $50.4 million of general obligation bonds authorized and approved by the voters in November 1992 and November 2002, respectively, and (b) refunding bonds issued in (i) 1996, 1998 and 2002 to refund certain 9(b) bonds issued in 1993, 1994 and 1996 (ii) 1993 to refund certain 9(c) transportation bonds issued in 1988, and (iii) 2003 to refund certain of the refunding bonds issued in 1993 to refund certain 9(c) transportation bonds issued in 1988. Outstanding Section 9(c) debt includes various series of Higher Educational Institutions Bonds (including refunding bonds) issued from 1979 to 2003, six series of Transportation Facilities Bonds (including refunding bonds) issued from 1989 to 2003 and three series of Parking Facilities Bonds (including refunding bonds) issued in 1996, 2002 and 2003. Outstanding general obligation debt does not include 9(b) and 9(c) refunded bonds for which funds have been deposited in irrevocable escrow accounts in amounts sufficient to meet all required future debt service (advance refunded bonds).

   Section 9(d) of Article X provides that the restrictions of Section 9 are not applicable to any obligation incurred by the Commonwealth or any of its institutions, agencies or authorities if the full faith and credit of the Commonwealth is not pledged or committed to the payment of such obligation.

   There are currently outstanding various types of 9(d) revenue bonds issued by authorities, political subdivisions and agencies for which the Commonwealth's full faith and credit is not pledged. Certain of these bonds, however, are paid in part or in whole from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues derived from enterprises related to the operation of the financed capital projects.

   Debt Management. The Debt Capacity Advisory Committee (the "Committee") is charged by statute with annually estimating the amount of tax-supported debt, which may prudently be authorized, consistent with the financial goals, capital needs and policies of the Commonwealth. Such estimate is provided to the Governor and General Assembly. The Committee is also required to review annually the amount and condition of bonds, notes and other security obligations of the Commonwealth's agencies, institutions, boards and authorities which are either secured by a moral obligation pledge to replenish reserve fund deficiencies or for which the Commonwealth has a contingent or limited liability. The Committee also provides its recommendations on the prudent use of such obligations to the Governor and the General Assembly.

   The Committee also reviews the amounts and provisions of bonds, notes and other security obligations of the Commonwealth's agencies, institutions, boards and authorities which are neither tax-supported debt or obligations secured by a moral obligation pledge to replenish reserve fund deficiencies. The Committee may recommend limits, when appropriate, on these other obligations.

   The Department of Planning and Budget has prepared a Six-Year Capital Outlay Plan (the "Plan") for the Commonwealth. The Plan lists proposed capital projects, and it recommends how the proposed projects should be financed. More specifically, the Plan distinguishes between immediate demands and longer-term needs, assesses the state's ability to meet its highest priority needs, and outlines an approach for addressing priorities in terms of costs, benefits and financing mechanisms. The 2002 General Assembly set out new requirements for the funding of capital projects at a level not less than 2 percent of the General Fund revenues for the biennium, and the portion of that amount that may be recommended for bonded indebtedness.

   The total debt of the Commonwealth, as of June 30, 2005, was $20.3 billion. Of that amount, $5.9 billion (29.1 percent) was tax-supported debt. Debt is considered tax supported if State tax revenues are used or pledged for debt service payments. This includes all debt issued pursuant to Article X, Sections 9(a), 9(b) and 9(c) of the Constitution of Virginia, as well as selected Section 9(d) debt issues and other long-term obligations.

   Outstanding general obligation debt backed by the full faith and credit of the Commonwealth totaled $954.0 million at June 30, 2005. Included is Section 9(b) debt totaling $520.7 million for Public Facilities and $34.8 million for Transportation Facilities. In 2002, Virginia voters approved two general obligation bond referenda authorizing $1,014.5 million in new capital projects for educational and park and recreational facilities of the Commonwealth. Of the amount authorized, $50.4 million and $162.6 million was issued in June 2003 and August 2004, respectively. Principal and interest payments on Public Facilities
Section 9(b) debt were less than one-half of one percent of total General Fund expenditures in fiscal year 2005.

   The balance of general obligation debt of $398.5 million, also backed by the full faith and credit of the Commonwealth, consisted of Section 9(c) bonds. Revenue-producing capital projects, primarily auxiliary enterprises of colleges and universities and transportation toll facilities, service these bond payments. Holders of Section 9(c) bonds have a legal claim to general tax revenues of the Commonwealth should revenues prove to be insufficient to meet principal and interest payments. Such claims on general tax revenue have not been made.

   The remaining $4.9 billion in tax-supported debt is made up of selected
Section 9(d) bonded debt and other long-term obligations. Tax-supported Section 9(d) debt totaling $3.2 billion includes transportation debt, as well as the Virginia Port Authority, Virginia Public Building Authority, Innovative Technology Authority, Virginia Biotechnology Research Park Authority, and certain Virginia College Building Authority bonds payable. Other tax-supported long-term obligations include capital leases, certain appropriation supported bonds, installment purchases, notes payable, pension liability, IDA obligations, Virginia Public Broadcasting Board Notes, and compensated absences.

   None of the remaining debt of the Commonwealth, which totals $14.4 billion, is supported by tax revenues. The Commonwealth has no direct or indirect pledge of tax revenues to fund reserve deficiencies. However, in some cases, the Commonwealth has made a moral obligation pledge to consider funding deficiencies in debt service reserves that may occur. At June 30, 2005, $1.3 billion, or 9.1 percent, of debt not supported by taxes was considered moral obligation debt.

   Litigation. The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving claims for substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, any ultimate liability resulting from these suits is not expected to have a material adverse effect on the financial condition of the Commonwealth.

   Risk Management. The Commonwealth maintains self-insurance programs for employee health, general (tort) liability, medical malpractice, workers' compensation, property, and automobile liability insurance. These are reported in the Internal Service Funds. The Commonwealth assumes the full risk for claims filed under the employee health insurance program and the workers' compensation program. For the other programs, the risk assumed is limited to certain amounts per occurrence.

   The Commonwealth also provides employee health, errors and omissions liability and law enforcement professional liability insurance for local governmental units throughout the Commonwealth. These programs are reported in the Enterprise Funds.

   Ratings. As of September 2006, all outstanding general obligation bonds of the State of Virginia are rated AAA by Standard & Poor's Ratings Services and Aaa by Moody's Investor's Service, Inc. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Virginia issuers may be unrelated to the creditworthiness of obligations issued by the State of Virginia, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Virginia IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Virginia IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Virginia IM-IT to pay interest on or principal of such bonds.

   The Virginia IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Virginia municipal obligations (the "Virginia Municipal Obligations"). These include the possible adverse effects of certain Virginia constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Virginia and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Virginia or contained in Official Statements for various Virginia Municipal Obligations.

                           West Virginia Risk Factors

   Economic Information and Outlook. West Virginia ranks second in the nation in coal production, and is also a leader in the chemical, steel, aluminum, natural gas, oil, and hardwood lumber industries. In addition, the State has a diverse economic base that includes energy, plastics, transportation equipment, biomedical technology, and distribution industries. Agriculture is an expanding element of the state's economy, annually producing $100 million worth of products, such as apples, peaches, turkeys, and broiler chickens.

   West Virginia is on the upswing economically, adding jobs and residents, pushing down the unemployment rate, and making progress in closing the per capita personal income gap. The State's unemployment rate fell from 6.1% in 2003 to 5.3% in 2004, while the national rate fell from 6.0% to 5.5%. The State added 17,600 jobs from the third quarter of 2003 to the second quarter of 2005, a great improvement over the 9,700 jobs lost from the fourth quarter of 2000 through the third quarter of 2003. Finally, West Virginia's per capita personal income has risen from $23,256 in 2001 to $25,872 in 2004, which translates into an annual growth rate of 3.4% per year. That is well above the national rate of consumer price inflation during the period of 2.2% per year, and it implies that the average standard of living of the State's residents has risen.

   While goods-producing sectors, as a group, lost jobs at a rapid pace during the 2000-2003 period, they have contributed to State job gains since 2003. In particular, job growth has been strong in the natural resources and mining and construction sectors. Gains in natural resources and mining reflect high coal and natural gas prices which are spurring activity. Natural resources and mining job growth is expected to remain positive as energy production in the State rises. Coal production is forecast to rise from 154 million tons in 2005 to 163 million tons by 2008 as additional coal mine investments come on-line. However, coal production will drift downward as rising emissions restrictions and the gradual installation of scrubbers at coal-burning electric power generating plants (as well as rising competition from coal produced in western states) eats into the demand for lower sulfur coals produced in the southern part of the State. Manufacturing job losses continue, but slow, during the forecast as many of the State's largest sectors contend with intense international competition and high energy costs. However, those losses are partially offset by gains in wood and furniture products, transportation equipment (defense-related ammunition, auto parts, and aircraft), and plastics and rubber. Construction job gains reflect low interest rates and an explosion of residential building activity in the Eastern Panhandle.

   The upward swing in the State's economy is forecast to continue during the next five years, with expanding employment and rising inflation-adjusted income per capita, assuming continued national economic growth. The job forecast calls for the State to add 5,200 jobs per year during the next five years, which translates into an annual rate of growth of 0.7% per year. This is a great improvement over the average growth of 0.3% from the previous five years in West Virginia.

   Financial Information. Last fiscal year ended with the State having a significant surplus and, as a result, the State was able to pay down part of its unfunded pension liabilities. This fiscal year is also projected to have a significant budget surplus. Revenue collections in the short term have been much better than the original estimates, mainly due to higher energy prices resulting in greater severance tax collections, and to increased corporate profits. Also, the Excess

   Lottery Fund continues to provide substantial surplus funds in the short term. These economic conditions result in sizable projected surplus funds available for FY 2006 through FY 2008. During FY 2009 through FY 2011, projected expenditures begin to outpace projected revenues. The main cost drivers are providing healthcare through the Medicaid and PEIA programs, and the increasing costs of maintaining adequate correctional facilities for juveniles and adults. It is the goal of the Manchin Administration to work to contain the growth of these key budget drivers in order to be able to set other priorities in education, tax reform and economic development.

   The State has traditionally held funds for unforeseen circumstances in two primary funds, the Rainy Day Fund and the Tax Reduction and Federal Funding Increased Compliance (TRAFFIC) account maintained by the Legislature. During the 2006 Legislative Session, the Governor will request that the Legislature increase the allowable balance in the Rainy Day Fund to ten percent of the General Revenue Budget to provide the State with adequate reserves to meet unexpected challenges. In addition, the Governor will request surplus amounts above the ten percent General Revenue Fund amount be used for one-time expenditures, unfunded pension liabilities, and / or unfunded post employment health care liabilities.

   Assets. The assets of the primary government exceeded its liabilities at the close of the fiscal year by $5.3 billion (reported as "net assets"). Governmental activities reported $6.8 billion in net assets (a $188 million increase, up 2.9% from last year), while the business-type activities reported a deficit of $1.4 billion, a $760 million decrease in the deficit. The State's net assets improvements are primarily due to a better economy, more revenue from certain taxes, and reduced spending.

   Governmental Funds. At year-end, the governmental funds reported a combined ending fund balance of $2.4 billion, an increase of $328 million, or 15.7%, in comparison with the prior year. The unreserved fund balance for the general fund was $403 million, or 5.8%, of total general fund expenditures. General Revenue surpluses allowed $45 million to be transferred to the Revenue Shortfall Reserve Fund (Rainy Day Fund).

   Long-Term Debt. There was a net decrease in the State's long-term obligations of $40 million. The decrease includes bond and lease principal payments of $76 million and the refinancing of State road bonds of $348 million. This has been offset by new revenue bonds and capital leases of $575 million. Significant changes in the obligation included a decrease of Insurance and Compensation Benefits of $481 million and the environmental liabilities increased $136 million primarily due to an increase in the estimated Special Reclamation Fund obligation.

   Major Initiatives. Governor Joe Manchin III has taken a "Responsible Government" initiative in the State to encourage new businesses. During the past year, West Virginia has accomplished substantial improvements to its economy and job growth. Working closely with the Legislature, workers' compensation reforms restored confidence in the State's economy and enabled the State to perform better in protecting its injured workers. As a result of insurance reforms, more than $70 million dollars was returned to consumers in the form of reductions in their car and homeowner insurance premiums. Many lines of business insurance have been reopened and insurance companies that were considering reducing their operations and potentially laying off workers in West Virginia are now looking toward expansion.

   The State Legislature approved a one percent reduction in the State sales tax on groceries from six cents on the dollar to five cents, resulting in a savings to taxpayers of $25 million. In addition, the State's gas tax was capped, saving drivers between $40 and $50 million this year alone at the pump. Other "Responsible Government" initiatives have resulted in the following positive changes in State government: (1) reduction, through attrition, of approximately 171 full-time permanent positions in the Department of Transportation alone, saving millions of dollars, (2) Refinancing the State's road bonds for a direct savings of $19 million, resulting in federal matching money of $76 million for highway projects, and (3) Renegotiating technology contracts, resulting in a savings to the state of $24.8 million over the next four years.

   Ratings. As of September, 2006, all outstanding general obligation bonds of the State of West Virginia are rated AA- by Standard & Poor's Ratings Services and Aa3 by Moody's Investor's Service, Inc. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local West Virginia issuers may be unrelated to the creditworthiness of obligations issued by the State of West Virginia, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the West Virginia IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the West Virginia IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the West Virginia IM-IT to pay interest on or principal of such bonds.

   Miscellaneous. The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the West Virginia IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the West Virginia IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the West Virginia IM-IT to pay interest on or principal of such bonds.

   The West Virginia IM-IT is susceptible to political, economic or regulatory factors affecting issuers of West Virginia municipal obligations (the "West Virginia Municipal Obligations"). These include the possible adverse effects of certain West Virginia constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in West Virginia and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in West Virginia or contained in Official Statements for various West Virginia Municipal Obligations.



         CONTENTS OF POST-EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT

     This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:

                                The facing sheet
                                 The prospectus
                                 The signatures
           The Consent of Independent Registered Public Accounting Firm

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Van Kampen Unit Trusts, Municipal Series 482, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Chicago and State of Illinois on the 23rd day of May, 2007.

                                    VAN KAMPEN UNIT TRUSTS, MUNICIPAL SERIES 482
                                                                    (Registrant)

                                                        By VAN KAMPEN FUNDS INC.
                                                                     (Depositor)

                                                             By: John F. Tierney
                                                              Executive Director
                                                                          (Seal)

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on May 23, 2007 by the following persons who constitute a majority of the Board of Directors of Van Kampen Funds Inc.:

SIGNATURE                             TITLE

Michael P Kiley                     Managing Director                         )

Edward C. Wood, III                 Managing Director                         )


                                                             /s/ JOHN F. TIERNEY
                                                                 ---------------
                                                             (Attorney-in-fact*)
--------------------

* An executed copy of each of the related powers of attorney is filed herewith or was filed with the Securities and Exchange Commission in connection with the Registration Statement on Form S-6 of Van Kampen Unit Trusts, Series 482 (File No. 333-120865) dated January 27, 2005 and the same hereby is incorporated herein by reference.